As filed with the U.S. Securities and Exchange Commission on September 28, 2022

  File No. 033-58041
  File No. 811-07257

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

  POST-EFFECTIVE AMENDMENT NO. 114  ☒
and

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 115  ☒

________________________

SEI INSTITUTIONAL INVESTMENTS TRUST

(Exact Name of Registrant as Specified in Charter)

SEI Investments Company

One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices)

(610) 676-1000
(Registrant's Telephone Number)

Timothy D. Barto

SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copy to:

Timothy W. Levin, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

________________________

Title of Securities Being Registered...Units of Beneficial Interest

________________________

It is proposed that this filing will become effective (check appropriate box):

               ☐ immediately upon filing pursuant to paragraph (b)

               ☒ on September 30, 2022 pursuant to paragraph (b)

               ☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

               ☐ on [date] pursuant to paragraph (a)(1) of Rule 485

               ☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

               ☐ on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate check the following box:

               ☐ This post-effective Amendment designates a new effective date for a previously filed post-effective Amendment.

September 30, 2022

PROSPECTUS

SEI Institutional Investments Trust

Class A Shares

•  Large Cap Fund (SLCAX)

•  Large Cap Disciplined Equity Fund (SCPAX)

•  Large Cap Index Fund (LCIAX)

•  S&P 500 Index Fund (SPINX)

•  Extended Market Index Fund (SMXAX)

•  Small Cap Fund (SLPAX)

•  Small Cap II Fund (SECAX)

•  Small/Mid Cap Equity Fund (SSMAX)

•  U.S. Equity Factor Allocation Fund (SEHAX)

•  U.S. Managed Volatility Fund (SVYAX)

•  Global Managed Volatility Fund (SGMAX)

•  World Select Equity Fund (SWSAX)

•  World Equity Ex-US Fund (WEUSX)

•  Screened World Equity Ex-US Fund (SSEAX)

•  Emerging Markets Equity Fund (SMQFX)

•  Opportunistic Income Fund (ENIAX)

•  Core Fixed Income Fund (SCOAX)

•  High Yield Bond Fund (SGYAX)

•  Long Duration Fund (LDRAX)

•  Long Duration Credit Fund (SLDAX)

•  Ultra Short Duration Bond Fund (SUSAX)

•  Emerging Markets Debt Fund (SEDAX)

•  Real Return Fund (RRPAX)

•  Limited Duration Bond Fund (SLDBX)

•  Intermediate Duration Credit Fund (SIDCX)

•  Dynamic Asset Allocation Fund (SDLAX)

•  Multi-Asset Real Return Fund (SEIAX)

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or this pool, or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Paper copies of the Funds' shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds' website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

seic.com

SEI / PROSPECTUS

SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

FUND SUMMARY
LARGE CAP FUND	1
LARGE CAP DISCIPLINED EQUITY FUND	6
LARGE CAP INDEX FUND	12
S&P 500 INDEX FUND	16
EXTENDED MARKET INDEX FUND	21
SMALL CAP FUND	26
SMALL CAP II FUND	30
SMALL/MID CAP EQUITY FUND	35
U.S. EQUITY FACTOR ALLOCATION FUND	39
U.S. MANAGED VOLATILITY FUND	43
GLOBAL MANAGED VOLATILITY FUND	48
WORLD SELECT EQUITY FUND	54
WORLD EQUITY EX-US FUND	60
SCREENED WORLD EQUITY EX-US FUND	66
EMERGING MARKETS EQUITY FUND	72
OPPORTUNISTIC INCOME FUND	79
CORE FIXED INCOME FUND	87
HIGH YIELD BOND FUND	94
LONG DURATION FUND	100
LONG DURATION CREDIT FUND	107
ULTRA SHORT DURATION BOND FUND	114
EMERGING MARKETS DEBT FUND	121
REAL RETURN FUND	128
LIMITED DURATION BOND FUND	133
INTERMEDIATE DURATION CREDIT FUND	139
DYNAMIC ASSET ALLOCATION FUND	146
MULTI-ASSET REAL RETURN FUND	158
Purchase and Sale of Fund Shares	169
Tax Information	169
Payments to Broker-Dealers and Other Financial Intermediaries	169
MORE INFORMATION ABOUT INVESTMENTS	169
MORE INFORMATION ABOUT RISKS	170
Risk Information Common to the Funds	170
More Information About Principal Risks	171
GLOBAL ASSET ALLOCATION	192
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES	193
INVESTMENT ADVISER	195
SUB-ADVISERS	201
Information About Fee Waivers	202
Management of the Dynamic Asset Allocation and Multi-Asset Real Return Funds' Subsidiaries	204
Sub-Advisers and Portfolio Managers	204
PURCHASING, EXCHANGING AND SELLING FUND SHARES	247
HOW TO PURCHASE FUND SHARES	247
Pricing of Fund Shares	248
Minimum Purchases	251
Frequent Purchases and Redemptions of Fund Shares	251
Foreign Investors	252
Customer Identification and Verification and Anti-Money Laundering Program	252
HOW TO EXCHANGE YOUR FUND SHARES	253
HOW TO SELL YOUR FUND SHARES	253
Receiving Your Money	253
Methods Used to Meet Redemption Obligations	253
Low Balance Redemptions	254
Suspension of Your Right to Sell Your Shares	254
Telephone Transactions	254
Unclaimed Property	254
DISTRIBUTION OF FUND SHARES	254
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	254
DIVIDENDS, DISTRIBUTIONS AND TAXES	255
Dividends and Distributions	255
Taxes	255
ADDITIONAL INFORMATION	259
FINANCIAL HIGHLIGHTS	260
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL INVESTMENTS TRUST	Back Cover

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LARGE CAP FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.47%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Large Cap Fund — Class A Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $349 million and $2.62 trillion as of July 31, 2022) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to

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change. These securities may include common stocks, preferred stocks, warrants and exchange-traded funds (ETFs) and may in some instances be foreign securities or represent exposure to foreign markets. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser).

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the

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U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Derivatives Risk — The Fund's use of futures contracts is subject to leverage risk, correlation risk, liquidity risk and market risk. Leverage risk and liquidity risk are described below and market risk is described above. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years, and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 19.29% (6/30/20) Worst Quarter: -23.12% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -17.86%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Large Cap Fund	1 Year	5 Years	10 Years	Since Inception (6/14/1996)
Return Before Taxes	26.60%	15.48%	14.67%	9.21%
Return After Taxes on Distributions	20.24%	10.65%	10.98%	7.43%
Return After Taxes on Distributions and Sale of Fund Shares	18.45%	10.93%	10.96%	7.32%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	26.45%	18.43%	16.54%	10.31%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity
David L. Hintz, CFA	Since 2017	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Brendan O. Bradley, Ph.D. Ryan D. Taliaferro, Ph.D.	Since 2020 Since 2020	Executive Vice President, Chief Investment Officer Senior Vice President, Director, Equity Strategies
Coho Partners, Ltd.	Peter A. Thompson Christopher R. Leonard, CFA Ruairi G. O'Neill, CFA Ward Kruse, CFA	Since 2017 Since 2017 Since 2017 Since 2019	Partner, Co-Chief Investment Officer Partner, Co-Chief Investment Officer Partner, Portfolio Manager & Investment Analyst Partner, Portfolio Manager & Investment Analyst
Cullen Capital Management LLC	James Cullen Jennifer Chang	Since 2018 Since 2018	Chief Executive Officer & Portfolio Manager Executive Director & Portfolio Manager
Fred Alger Management, LLC	Patrick Kelly, CFA Ankur Crawford, Ph.D.	Since 2018 Since 2018	Executive Vice President, Portfolio Manager and Head of Alger Capital Appreciation and Spectra Strategies Executive Vice President and Portfolio Manager
LSV Asset Management	Josef Lakonishok, Ph.D. Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 1996 Since 1996 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Mar Vista Investment Partners, LLC	Silas A. Myers, CFA Brian L. Massey, CFA	Since 2018 Since 2018	Portfolio Manager/Analyst Portfolio Manager/Analyst

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

SEI / PROSPECTUS

LARGE CAP DISCIPLINED EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.47%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Large Cap Disciplined Equity Fund — Class A Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 146% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. These securities may include common stocks, preferred stocks, depositary receipts, warrants, exchange-traded funds (ETFs) and real estate investment trusts (REITs) based on a large capitalization equity index and equity securities of foreign companies. The Fund will invest primarily in common stocks of U.S. companies with

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market capitalizations in the range of companies in the S&P 500 Index (between $4.18 billion and $2.62 trillion as of July 31, 2022) at the time of purchase. The market capitalization range and the composition of the S&P 500 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies that rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a similar level of volatility to the S&P 500 Index. Due to its investment strategy, the Fund may buy and sell securities frequently.

The Sub-Adviser(s) may implement a long/short equity investment strategy by investing in securities believed to offer capital appreciation opportunities while also attempting to take advantage of an anticipated decline in the price of a company. A long/short equity investment strategy takes (i) long positions with respect to investments that are believed to be undervalued relative to their potential and likely to increase in price, and (ii) short positions with respect to investments that are believed to have significant risk of decreasing in price. The Sub-Adviser(s) seek returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. Sub-Adviser(s) may exhibit poor security selection, losing money on both the long and short sides.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

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Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's investments in securities denominated in foreign currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

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Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund's share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Derivatives Risk — The Fund's use of futures contracts and swaps is subject to leverage risk, correlation risk, liquidity risk and market risk. Leverage risk and liquidity risk are described below and market risk is described above. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years, and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 19.78% (6/30/20) Worst Quarter: -22.77% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -18.54%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Large Cap Disciplined Equity Fund	1 Year	5 Years	10 Years	Since Inception (8/28/2003)
Return Before Taxes	30.50%	15.84%	15.35%	9.87%
Return After Taxes on Distributions	20.16%	10.34%	11.30%	7.37%
Return After Taxes on Distributions and Sale of Fund Shares	20.80%	10.87%	11.32%	7.39%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%	11.07%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity
David L. Hintz, CFA	Since 2017	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Brendan O. Bradley, Ph.D. Ryan D. Taliaferro, Ph.D.	Since 2020 Since 2020	Executive Vice President, Chief Investment Officer Senior Vice President, Director, Equity Strategies
Ceredex Value Advisors LLC	Mills Riddick, CFA Jennifer Graff, CFA	Since 2018 Since 2021	Chief Investment Officer Managing Director
Coho Partners, Ltd.	Peter A. Thompson Christopher R. Leonard, CFA Ruairi G. O'Neill, CFA Ward Kruse, CFA	Since 2018 Since 2018 Since 2018 Since 2019	Partner, Co-Chief Investment Officer Partner, Co-Chief Investment Officer Partner, Portfolio Manager & Investment Analyst Partner, Portfolio Manager & Investment Analyst
Copeland Capital Management, LLC	Eric Brown Mark Giovanniello David McGonigle Jeffrey Walkenhorst John Cummings	Since 2021 Since 2021 Since 2021 Since 2021 Since 2021	Chief Executive Officer, Portfolio Manager and
Principal
Chief Investment Officer, Portfolio Manager and
Analyst
Portfolio Manager, Principal and Senior Research
Analyst
Portfolio Manager, Principal and Research Analyst
Portfolio Manager, Principal and Research Analyst
Mackenzie Investments Corporation	Arup Datta, CFA Nicholas Tham, CFA	Since 2020 Since 2020	Senior Vice President, Investment Management Vice President, Investment Management

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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LARGE CAP INDEX FUND

Fund Summary

Investment Goal

Investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.05%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.13%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Large Cap Index Fund — Class A Shares	$13	$42	$73	$166

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Large Cap Index Fund invests substantially all of its assets (at least 80%) in securities listed in the Russell 1000 Index. The Russell 1000 Index (the Index) measures the performance of the large-cap segment of the U.S. equity universe and includes approximately 1000 of the largest securities based on their market capitalization. The Fund's investment performance will depend on the Fund's tracking of the Index and the

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performance of the Index. The Fund's ability to replicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser generally will attempt to invest in securities composing the Index in approximately the same proportions as they are represented in the Index. It may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Sub-Adviser may employ a sampling or optimization technique to replicate the Index. In seeking to replicate the performance of the Index, the Fund may invest, to a lesser extent, in American Depositary Receipts (ADRs). The Fund may also invest in securities of companies located in developed foreign countries and securities of small capitalization companies. The Sub-Adviser may, but is not required to, sell an investment if the merit of the investment has been substantially impaired by extraordinary events, such as fraud or a material adverse change in an issuer, or adverse financial conditions. The Fund's return may not match the return of the Index. The Index's market capitalization range and the composition of the Index are subject to change.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investment Style Risk — The risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Index, may underperform other segments of the equity markets or the equity markets as a whole. The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the index's components and other factors.

Sampling Risk — The Fund may not fully replicate the benchmark index and may hold securities not included in the index. As a result, the Fund may not track the return of its benchmark index as well as it would have if the Fund purchased all of the securities in its benchmark index.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market.

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Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years, and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 21.71% (6/30/20) Worst Quarter: -20.19% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -20.95%.

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Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Large Cap Index Fund	1 Year	5 Years	10 Years	Since Inception (4/1/2002)
Return Before Taxes	26.38%	18.36%	16.50%	9.77%
Return After Taxes on Distributions	23.47%	15.49%	14.40%	8.53%
Return After Taxes on Distributions and Sale of Fund Shares	17.16%	14.03%	13.24%	7.94%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	26.45%	18.43%	16.54%	9.83%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Karl Schneider, CAIA Michael Feehily, CFA Amy Scofield	Since 2005 Since 2014 Since 2011	Managing Director, Deputy Head of Global Equity
Beta Solutions in the Americas
Senior Managing Director, Head of Global Equity
Beta Solutions in the Americas
Principal, Portfolio Manager in the Global Equity
Beta Solutions Group

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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S&P 500 INDEX FUND

Fund Summary

Investment Goal

Investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.03%
Distribution (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.12%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
S&P 500 Index Fund — Class A Shares	$12	$39	$68	$154

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests substantially all of its assets (at least 80%) in securities listed in the S&P 500 Index, which is composed of approximately 500 leading U.S. publicly traded companies from a broad range of industries (mostly common stocks). The Fund's investment results are expected to correspond to the aggregate price and dividend performance of the S&P 500 Index (the Index) before the fees and expenses of the Fund. The

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Fund's investment performance will depend on the Fund's tracking of the Index and the performance of the Index. The Fund's ability to replicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Fund may use futures contracts to obtain exposure to the equity market during high volume periods of investment into the Fund.

The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser generally will attempt to invest in securities composing the Index in approximately the same proportions as they are represented in the Index. It may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Sub-Adviser may employ a sampling or optimization technique to replicate the Index. In seeking to replicate the performance of the Index, the Fund may also invest in futures contracts, American Depositary Receipts (ADRs), exchange-traded funds (ETFs) and real estate investment trusts (REITs). The Fund may also invest a portion of its assets in securities of companies located in developed foreign countries and securities of small capitalization companies. The Sub-Adviser may, but is not required to, sell an investment if the merit of the investment has been substantially impaired by extraordinary events, such as fraud or a material adverse change in an issuer, or adverse financial conditions. The Fund's return may not match the return of the Index. The Index's market capitalization range and the composition of the Index are subject to change.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investment Style Risk — The risk that the Fund's investment approach, which attempts to replicate the performance of the S&P 500 Index, may underperform other segments of the equity markets or the equity markets as a whole.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's and benchmark's investments and other factors.

Derivatives Risk — The Fund's use of futures contracts is subject to leverage risk, correlation risk, liquidity risk and market risk. Leverage risk and liquidity risk are described below and market risk is described above. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal

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amount invested in a derivative instrument. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments.

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Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years, and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 20.57% (6/30/20) Worst Quarter: -19.61% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -20.02%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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S&P 500 Index Fund	1 Year	5 Years	Since Inception (12/18/2013)
Return Before Taxes	28.67%	18.43%	14.96%
Return After Taxes on Distributions	26.47%	17.15%	13.96%
Return After Taxes on Distributions and Sale of Fund Shares	18.07%	14.60%	12.09%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	15.00%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Michael Feehily, CFA Karl Schneider, CAIA Mark Krivitsky	Since 2013 Since 2013 Since 2013	Senior Managing Director, Head of Global Equity
Beta Solutions in the Americas
Managing Director, Deputy Head of Global Equity
Beta Solutions in the Americas
Vice President, Senior Portfolio Manager in the
Global Equity Beta Solutions Group

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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EXTENDED MARKET INDEX FUND

Fund Summary

Investment Goal

Seeks investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.12%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.19%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Extended Market Index Fund — Class A Shares	$19	$61	$107	$243

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Fund is managed using a passive/indexing investment approach and invests substantially all of its assets in securities (mostly common stocks) of companies that are included (at the time of purchase) in the Russell Small Cap Completeness Index (the Index). As of July 31, 2022, the market capitalization of the companies included in the Index ranged from $23.71 million to $123.38 billion. The Index is composed of securities of the companies included in the Russell 3000 Index (which includes the largest 3,000 U.S. companies),

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excluding the securities of companies that are constituents of the S&P 500 Index (which includes 500 leading U.S. companies). The Index is constructed to attempt to provide a comprehensive and unbiased barometer of the extended broad market of U.S. equity securities beyond that of the 500 leading U.S. companies included in the S&P 500 Index. The Fund's investment performance will depend on the Fund's tracking of the Index and the performance of the Index. The market capitalization range and the composition of the Index are subject to change.

The Fund's sub-adviser (the Sub-Adviser) selects the Fund's securities under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Fund generally will attempt to invest in securities (including interests of real estate investment trusts (REITs)) composing the Index in approximately the same proportions as they are represented in the Index. The Fund's ability to fully replicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. In some cases, it may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Fund's Sub-Adviser may employ a sampling or optimization technique to construct the Fund's portfolio. In seeking to replicate the performance of the Index, the Fund may also invest in exchange-traded funds (ETFs) and REITs that are not constituents of the Index.

The Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions. The Fund may, at times, purchase or sell index futures contracts, or options on those futures, or engage in forward or swap transactions in lieu of investing directly in the securities making up the Index or to enhance the Fund's replication of the Index's return. In addition, for liquidity purposes, the Fund may invest in securities that are not included in the Index, cash and cash equivalents or money market instruments, such as reverse repurchase agreements and money market funds. The Fund's return may not match the return of the Index.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Small and Medium Capitalization Risk — The small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

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Investment Style Risk — The risk that the Fund's investment approach, which attempts to replicate the performance of the Index, may underperform other segments of the equity markets or the equity markets as a whole. The Fund is also subject to the risk that the securities in which it invests may underperform other segments of the equity markets or the equity markets as a whole.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the Index as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the benchmark and other factors.

Sampling Risk — The Fund may not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund may not track the return of the Index as well as it would have if the Fund purchased all of the securities in the Index.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Derivatives Risk — The Fund's use of futures contracts, forwards contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of

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borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund's use of derivatives and repurchase agreements (which effectively constitute a form of borrowing) may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past eight calendar years, and by showing how the Fund's average annual returns for 1 year and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 30.60% (6/30/20) Worst Quarter: -27.81% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -27.08%.

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Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Extended Market Index Fund	1 Year	5 Years	Since Inception (2/28/2013)
Return Before Taxes	12.57%	15.55%	14.05%
Return After Taxes on Distributions	7.74%	13.37%	12.29%
Return After Taxes on Distributions and Sale of Fund Shares	9.99%	11.93%	11.06%
Russell Small Cap Completeness Index Return (reflects no deduction for fees, expenses or taxes)	12.64%	15.53%	14.03%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Michael Feehily, CFA Karl Schneider, CAIA Amy Scofield	Since 2013 Since 2013 Since 2013	Senior Managing Director, Head of Global Equity
Beta Solutions in the Americas
Managing Director, Deputy Head of Global Equity
Beta Solutions in the Americas
Principal, Portfolio Manager in the Global Equity
Beta Solutions Group

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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SMALL CAP FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Cap Fund — Class A Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 120% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small companies, including exchange-traded funds (ETFs) based on small capitalization indexes and securities of real estate investment trusts (REITs). For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $23.71 million and $10.38 billion as of July 31, 2022) at the time of purchase. The market capitalization range and the

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composition of the Russell 2000 Index are subject to change. The Fund may also invest in securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital. Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Style Risk — The risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of

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underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 26.09% (12/31/20) Worst Quarter: -31.08% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -21.15%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax

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situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Small Cap Fund	1 Year	5 Years	10 Years	Since Inception (6/14/1996)
Return Before Taxes	25.41%	11.36%	12.49%	8.92%
Return After Taxes on Distributions	15.71%	7.07%	9.74%	6.96%
Return After Taxes on Distributions and Sale of Fund Shares	17.70%	7.65%	9.46%	6.84%
Russell 2000 Index Return (reflects no deduction for fees, expenses or taxes)	14.82%	12.02%	13.23%	8.91%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Axiom Investors LLC	David Kim, CFA Matthew Franco, CFA	Since 2016 Since 2016	Portfolio Manager Portfolio Manager
EAM Investors, LLC	Montie L. Weisenberger Travis T. Prentice	Since 2014 Since 2018	Managing Director and Portfolio Manager Chief Executive Officer, Chief Investment Officer and Portfolio Manager
Los Angeles Capital Management LLC	Hal W. Reynolds, CFA Daniel E. Allen, CFA Kristin Ceglar, CFA	Since 2020 Since 2020 Since 2020	Chief Investment Officer and Senior Portfolio Manager Chief Executive Officer, President and Senior Portfolio Manager Senior Portfolio Manager, Group Managing Director
LSV Asset Management	Josef Lakonishok, Ph.D. Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 1997 Since 1997 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Martingale Asset Management, L.P.	James M. Eysenbach, CFA	Since 2018	Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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SMALL CAP II FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Cap II Fund — Class A Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 130% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Small Cap II Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small companies, exchange-traded funds (ETFs) based on small capitalization indexes and securities of real estate investment trusts (REITs). For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $23.71 million and $10.38 billion

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as of July 31, 2022) at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include, to a lesser extent, securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon one or more sub-advisers (each a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital. Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Small Capitalization Risk — The small capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, smaller capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Style Risk — The risk that the securities in which the Fund principally invests may underperform other segments of the equity markets or the equity markets as a whole.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

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REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past nine calendar years, and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 30.14% (12/31/20) Worst Quarter: -31.16% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -20.42%.

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Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Small Cap II Fund	1 Year	5 Years	Since Inception (4/10/2012)
Return Before Taxes	20.93%	12.95%	12.73%
Return After Taxes on Distributions	12.55%	8.98%	9.64%
Return After Taxes on Distributions and Sale of Fund Shares	14.37%	8.92%	9.29%
Russell 2000 Index Return (reflects no deduction for fees, expenses or taxes)	14.82%	12.02%	12.92%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
ArrowMark Colorado Holdings, LLC	Chad Meade Brian Schaub	Since 2016 Since 2016	Co-Portfolio Manager Co-Portfolio Manager
Copeland Capital Management, LLC	Mark W. Giovanniello, CFA Eric C. Brown, CFA David McGonigle, CFA Jeffrey Walkenhorst, CFA	Since 2018 Since 2018 Since 2018 Since 2018	Chief Investment Officer, Principal and Portfolio
Manager
Chief Executive Officer, Principal and Portfolio
Manager
Portfolio Manager, Principal and Senior Research
Analyst
Portfolio Manager, Principal and Senior Research
Analyst
EAM Investors, LLC	Montie L. Weisenberger Travis T. Prentice	Since 2014 Since 2018	Managing Director and Portfolio Manager Chief Executive Officer, Chief Investment Officer and Portfolio Manager
Easterly Investment Partners LLC	Joshua Schachter, CFA Philip Greenblatt, CFA	Since 2014 Since 2020	Senior Portfolio Manager Portfolio Manager, Senior Analyst

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Leeward Investments, LLC	R. Todd Vingers, CFA Jay C. Willadsen	Since 2012 Since 2022	President, Portfolio Manager Portfolio Manager
Los Angeles Capital Management LLC	Hal W. Reynolds, CFA Daniel E. Allen, CFA Kristin Ceglar, CFA	Since 2020 Since 2020 Since 2020	Chief Investment Officer and Senior Portfolio Manager Chief Executive Officer, President and Senior Portfolio Manager Senior Portfolio Manager, Group Managing Director

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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SMALL/MID CAP EQUITY FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small/Mid Cap Equity Fund — Class A Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small and medium-sized companies, exchange-traded funds (ETFs) based on small and medium-sized capitalization indexes and securities of real estate investment trusts (REITs). The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $23.71 million and $19.85 billion as of July 31, 2022) at the time of purchase. The market

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capitalization range and the composition of the Russell 2500 Index are subject to change. The Fund's investments in equity securities may include, to a lesser extent, securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Style Risk — The risk that smaller and medium capitalization securities may underperform other segments of the equity market or the equity markets as a whole.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of

SEI / PROSPECTUS

underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 24.37% (6/30/20) Worst Quarter: -30.34% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -19.89%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Small/Mid Cap Equity Fund	1 Year	5 Years	10 Years	Since Inception (12/15/2003)
Return Before Taxes	26.36%	12.49%	13.30%	9.73%
Return After Taxes on Distributions	17.70%	8.43%	9.59%	7.36%
Return After Taxes on Distributions and Sale of Fund Shares	18.71%	8.71%	9.65%	7.32%
Russell 2500 Index Return (reflects no deduction for fees, expenses or taxes)	18.18%	13.75%	14.15%	10.60%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
ArrowMark Colorado Holdings, LLC	Chad Meade Brian Schaub	Since 2014 Since 2014	Co-Portfolio Manager Co-Portfolio Manager
Axiom Investors LLC	David Kim, CFA Matthew Franco, CFA	Since 2015 Since 2015	Portfolio Manager Portfolio Manager
Cardinal Capital Management, L.L.C.	Eugene Fox III Robert B. Kirkpatrick, CFA Rachel D. Matthews Robert H. Fields	Since 2017 Since 2017 Since 2017 Since 2017	Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager
Copeland Capital Management, LLC	Mark W. Giovanniello, CFA Eric C. Brown, CFA David McGonigle, CFA Jeffrey Walkenhorst, CFA	Since 2018 Since 2018 Since 2018 Since 2018	Chief Investment Officer, Principal and
Portfolio Manager
Chief Executive Officer, Principal and
Portfolio Manager
Portfolio Manager, Principal and Senior
Research Analyst
Portfolio Manager, Principal and Senior
Research Analyst
Jackson Creek Investment Advisors LLC	John R. Riddle, CFA	Since 2020	Chief Investment Officer/Managing Member
LSV Asset Management	Josef Lakonishok, Ph.D. Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 2003 Since 2003 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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U.S. EQUITY FACTOR ALLOCATION FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.25%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.32%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
U.S. Equity Factor Allocation Fund — Class A Shares	$33	$103	$180	$406

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities, such as structured notes and convertible bonds, of U.S. companies of all capitalization ranges. The Fund may also, to a lesser extent, invest in American Depositary Receipts (ADRs) and interests in real estate investments trusts (REITs). The Fund's investment portfolio will be diversified and will not be concentrated in any particular industry or sector.

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The Fund uses a quantitative-based, active stock selection investment strategy, which typically relies on a model-based approach to make investment decisions. The Fund quantitatively categorizes and selects securities based on certain characteristics (Factors) that are determined by SEI Investments Management Corporation (SIMC or the Adviser), such as volatility, share price performance, earnings, book value, revenues, cash flow or stock price. The Adviser uses its own judgment and model-based systems to assess which Factors to use and to determine what portion of the Fund's assets should be invested in each security identified. Through the Adviser's model-based systems, the Fund generally seeks to select securities so that each Factor contributes proportionately to the Fund's long-term risk-adjusted expected payoff. However, based on perceived market opportunities, the Adviser may reallocate the Fund's assets to tilt in favor of one or more Factors. The Adviser may add, remove or modify certain Factors in its model based on investment research or in response to changes in market conditions.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk — Small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Style Risk — The risk that the Fund's investment strategy may underperform other segments of the equity markets or the equity markets as a whole.

Quantitative Investing Risk — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

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Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Structured Securities Risk — The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance for the past three calendar years and by showing how the Fund's average annual returns for 1 year and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 20.01% (6/30/20) Worst Quarter: -21.75% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -18.22%.

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Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
U.S. Equity Factor Allocation Fund	1 Year	Since Inception (4/26/2018)
Return Before Taxes	32.97%	17.57%
Return After Taxes on Distributions	25.00%	15.21%
Return After Taxes on Distributions and Sale of Fund Shares	22.11%	13.39%
Russell 3000 Return (reflects no deduction for fees, expenses or taxes)	25.66%	18.64%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2018	Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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U.S. MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad U.S. equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
U.S. Managed Volatility Fund — Class A Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the U.S. Managed Volatility Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, interests in real estate investment trusts (REITs), exchange-traded funds (ETFs) and warrants. The Fund may also, to a lesser extent, invest in American Depositary Receipts (ADRs) and securities of non-U.S. companies.

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The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). The Fund seeks to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility. Over the long term, the Fund seeks to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Style Risk — The risk that equity securities of U.S. companies of all capitalization ranges may underperform other segments of the equity markets or the equity markets as a whole.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

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Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

American Depositary Receipts (ADRs) Risk — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on a full calendar year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

SEI / PROSPECTUS

Best Quarter: 13.35% (3/31/13) Worst Quarter: -23.19% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -5.55%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 75/25 Blended Benchmark, which consists of the MSCI USA Minimum Volatility Index and the Russell 3000 Value Index. The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflect the Fund's investment strategy than the broad-based index.
U.S. Managed Volatility Fund	1 Year	5 Years	10 Years	Since Inception (12/31/2008)
Return Before Taxes	20.36%	10.54%	12.62%	12.88%
Return After Taxes on Distributions	14.55%	7.54%	9.82%	10.13%
Return After Taxes on Distributions and Sale of Fund Shares	15.11%	7.75%	9.62%	9.92%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	25.66%	17.97%	16.30%	15.96%
The Fund's 75/25 Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	22.17%	13.80%	13.91%	14.02%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity
Dante D'Orazio	Since 2022	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Allspring Global Investments, LLC	Harindra de Silva, Ph.D. Ryan Brown	Since 2008 Since 2008	Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok, Ph.D. Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA Jason Karceski, Ph.D.	Since 2011 Since 2011 Since 2011 Since 2014 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer,
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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GLOBAL MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad global equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Managed Volatility Fund — Class A Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Global Managed Volatility Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, real estate investment trusts (REITs), depositary receipts and exchange-traded funds (ETFs). The Fund also may use futures contracts and forward contracts.

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Under normal circumstances, the Fund will invest in at least three countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in non-U.S. securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). This approach is intended to manage the risk characteristics of the Fund. The Fund seeks to achieve an absolute return of the broad global equity markets, but with a lower absolute volatility. Over the long term, the Fund is expected to achieve a return similar to that of the MSCI World Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's country, sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Sub-Advisers believe will produce a less volatile return than the market over time. Each Sub-Adviser effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry.

In managing the Fund's currency exposure from foreign securities, the Fund may buy and sell futures or forward contracts on currencies for hedging purposes.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements,

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and different legal, regulatory and tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Derivatives Risk — The Fund's use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject

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to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past five calendar years and by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on a full calendar year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 10.46% (6/30/20) Worst Quarter: -20.50% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -6.75%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

This table compares the Fund's average annual total returns to those of a broad-based index and one additional index, the MSCI World Minimum Volatility Index. The foregoing indexes, when considered together, may provide investors with a useful comparison of the Fund's overall performance.
Global Managed Volatility Fund	1 Year	5 Years	Since Inception (1/29/2016)
Return Before Taxes	18.86%	9.42%	10.07%
Return After Taxes on Distributions	14.43%	7.50%	8.18%
Return After Taxes on Distributions and Sale of Fund Shares	13.31%	7.03%	7.57%
MSCI World Index Return (reflects no deduction for fees or expenses)	21.82%	15.03%	15.13%
MSCI World Minimum Volatility Index (USD) (reflects no deduction for fees or expenses)	14.26%	10.66%	10.57%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity
Dante D'Orazio	Since 2022	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Brendan O. Bradley, Ph.D. Ryan D. Taliaferro, Ph.D. Mark Birmingham, CFA	Since 2016 Since 2016 Since 2016	Executive Vice President, Chief Investment Officer Senior Vice President, Director, Equity Strategies Senior Vice President, Lead Portfolio Manager, Managed Volatility
Allspring Global Investments, LLC	Harindra de Silva, Ph.D. David Krider	Since 2016 Since 2016	Portfolio Manager Portfolio Manager
LSV Asset Management	Josef Lakonishok, Ph.D. Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA Jason Karceski, Ph.D.	Since 2016 Since 2016 Since 2016 Since 2016 Since 2016 Since 2016	Chief Executive Officer, Chief Investment Officer,
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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WORLD SELECT EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.67%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
World Select Equity Fund — Class A Shares	$68	$214	$373	$835

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies of all capitalization ranges. These securities will include one or more of the following types of instruments: common stocks, preferred stocks, depositary receipts, warrants, exchange-traded funds (ETFs) based on an equity index, and derivative instruments whose value is based on an equity index or an underlying equity security or basket of

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equity securities (principally futures and forward contracts). The Fund will invest in securities of foreign issuers located in developed or emerging market countries, including frontier markets. To a lesser extent and depending on market conditions, the Fund will also invest in swaps on securities both for risk management or investment purposes. The Fund may invest in securities denominated in U.S. dollars or foreign currency. The Fund expects, under normal market conditions, to invest at least 40% of its assets in the securities of companies that are tied economically to at least three countries outside the U.S.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. The Fund is expected to have an absolute return and risk profile similar to the global equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Sub-Advisers have the ability to seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In doing so, the Sub-Advisers can buy and sell currencies (i.e., take long or short positions) using options, futures and foreign currency forward contracts. The Sub-Advisers can also take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Sub-Advisers may attempt to take advantage of certain inefficiencies in the currency exchange market, to increase the Fund's exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Separate from active management of the Fund's foreign currency exposure, the Sub-Advisers have the ability to invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Foreign Investment/Emerging and Frontier Markets Risk — The risk that non-U.S. securities may be subject to additional price volatility, illiquidity and decreases in value due to, among other things, political, social and economic developments abroad, government ownership or control of portions of the private sector or certain companies, trade barriers and currency movements, exchange controls and managed adjustments in relative currency values, and different or new and unsettled securities and tax markets, laws and regulations. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to "frontier market countries," which are a subset of emerging market countries with even smaller national economies.

Investment Style Risk — The risk that the Fund's investment strategy may underperform other segments of the equity markets or the equity markets as a whole.

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Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Derivatives Risk — The Fund's use of futures contracts, forwards contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or

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forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past four calendar years and by showing how the Fund's average annual returns for 1 year and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on a full calendar year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 19.76% (6/30/20) Worst Quarter: -27.49% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -15.86%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax

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situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
World Select Equity Fund	1 Year	Since Inception (6/30/2017)
Return Before Taxes	23.97%	11.22%
Return After Taxes on Distributions	20.95%	9.25%
Return After Taxes on Distributions and Sale of Fund Shares	15.56%	8.27%
MSCI All Country World Net Index Return (reflects no deductions for fees or expenses)	18.54%	13.33%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Eugene Barbaneagra, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AS Trigon Asset Management	Mehis Raud	Since 2017	Portfolio Manager and Management Board Member
Fiera Capital Inc. & StonePine Asset Management Inc. (StonePine)	Nadim Rizk, CFA Andrew Chan, CIM	Since 2018 Since 2018	Chief Executive, Chief Investment Officer and Lead Portfolio Manager Head of Research
Fondsmæglerselskabet Maj Invest A/S	Kurt Kara Ulrik Jensen Rasmus Quist Pedersen	Since 2017 Since 2017 Since 2019	Head of the Global Value Equities Senior Portfolio Manager Portfolio Manager
Intech Investment Management LLC	Adrian Banner, Ph.D. Vassilios Papathanakos, Ph.D.	Since 2017 Since 2017	Chief Investment Officer Deputy Chief Investment Officer
LSV Asset Management	Josef Lakonishok, Ph.D. Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA Jason Karceski, Ph.D.	Since 2017 Since 2017 Since 2017 Since 2017 Since 2017 Since 2018	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Mackenzie Investments Corporation	Arup Datta, CFA Nicholas Tham, CFA	Since 2019 Since 2019	Senior Vice President, Investment Management Vice President, Investment Management

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Metropole Gestion SA	Isabel Levy Ingrid Trawinski Cédric Hereng Fredrik Berenholt, CFA Markus Maus Thibault Moureu, CFA Jérémy Gaudichon	Since 2017 Since 2017 Since 2017 Since 2017 Since 2017 Since 2017 Since 2017	Managing Director, Chief Investment Officer
Managing Director, Co-Chief Investment Officer
Deputy Managing Director, Co-Chief Investment
Officer
Portfolio Manager
Portfolio Manager
Portfolio Manager
Portfolio Manager
Poplar Forest Capital LLC	J. Dale Harvey Derek Derman	Since 2018 Since 2022	CEO and Chief Investment Officer Co-Portfolio Manager and Research Analyst
Rhicon Currency Management Pte Ltd	Christopher Brandon Peter Jacobson Erik Bjåstad	Since 2017 Since 2017 Since 2017	Principal, Portfolio Manager Principal, Portfolio Manager Portfolio Manager
Sompo Asset Management Co., Ltd.	Kenji Ueno Shigeo Sugawara	Since 2017 Since 2017	Portfolio Manager Deputy Portfolio Manager
Towle & Co	Christopher D. Towle Peter J. Lewis, CFA James M. Shields, CFA Wesley R. Tibbetts, CFA G. Lukas Barthelmess	Since 2017 Since 2017 Since 2017 Since 2017 Since 2021	President, CEO & Portfolio Manager Portfolio Manager Head of Private Funds & Portfolio Manager Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.63%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
World Equity Ex-US Fund — Class A Shares	$64	$202	$351	$786

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies of various capitalization ranges. These securities may include common stocks, preferred stocks, depositary receipts, warrants, exchange-traded funds (ETFs) based on an international equity index and derivative instruments, principally futures and forward contracts, whose value is based on an international equity index or an

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underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). The Fund's benchmark is the MSCI All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using options, futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

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Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Style Risk — The risk that equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Derivatives Risk — The Fund's use of futures contracts, forwards contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have

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the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years, and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 19.84% (6/30/20) Worst Quarter: -23.54% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -19.29%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
World Equity Ex-US Fund	1 Year	5 Years	10 Years	Since Inception (3/28/2005)
Return Before Taxes	7.33%	10.62%	8.19%	5.71%
Return After Taxes on Distributions	1.73%	8.83%	7.02%	4.71%
Return After Taxes on Distributions and Sale of Fund Shares	7.35%	8.20%	6.48%	4.49%
MSCI All Country World Ex-US Net Index Return (net of dividends) (reflects no deduction for fees or expenses)	7.82%	9.61%	7.28%	5.81%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Rich Carr, CFA	Since 2022	Portfolio Manager
Jason Collins	Since 2019	Portfolio Manager, Head of Sub-Advised Equity

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Brendan O. Bradley, Ph.D. Ryan D. Taliaferro, Ph.D.	Since 2009 Since 2011	Executive Vice President, Chief Investment Officer Senior Vice President, Director, Equity Strategies
AllianceBernstein L.P.	Avi Lavi Tawhid Ali	Since 2018 Since 2018	Chief Investment Officer — Global International Value Equities; Portfolio Manager — Global/Research Insights
Chief Investment Officer — European
Value Equities; Portfolio Manager — Global/International Value Equities and Global
Research Insights
Allspring Global Investments, LLC	Dale Winner, CFA Venkateshwar (Venk) Lal	Since 2018 Since 2018	Lead Portfolio Manager Co-Portfolio Manager, Head of EverKey Investment Risk and Strategy
Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust	Jens Hansen Klaus Petersen, CFA Claus Juul Åsa Annerstedt Allan Saustrup Jensens, CFA, CAIA® Chris Gowlland, CFA	Since 2021 Since 2021 Since 2021 Since 2021 Since 2021 Since 2021	Managing Director, Chief Investment Officer —
Global Equity Team
Managing Director, Senior Portfolio Manager
Vice President, Portfolio Manager
Vice President, Portfolio Manager
Vice President, Portfolio Manager
Senior Vice President, Head of Equity Quantitative
Research
JOHCM (USA) Inc.	Christopher Lees, CFA Nudgem Richyal, CFA	Since 2010 Since 2010	Senior Fund Manager Senior Fund Manager
Lazard Asset Management LLC	Louis Florentin-Lee Barnaby Wilson, CFA Mark Little Robin O. Jones Robert Failla, CFA	Since 2021 Since 2021 Since 2021 Since 2021 Since 2021	Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Director, Portfolio Manager/Analyst
McKinley Capital Management, LLC	Robert A. Gillam, CFA Brandon S. Rinner, CFA Forrest Badgley, CFA Martino M. Boffa, CFA Grant M. McGregor	Since 2005 Since 2005 Since 2006 Since 2010 Since 2017	Chief Executive Officer, Chief Investment Officer Portfolio Manager Director of Public Investments, Senior Portfolio Manager Director of Sustainability, Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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SCREENED WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.78%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Screened World Equity Ex-US Fund — Class A Shares	$80	$249	$433	$966

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Screened World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies of various capitalization ranges. These securities may include common stocks, preferred stocks, depositary receipts, warrants, exchange-traded funds (ETFs) based on an international equity index, derivative instruments (principally futures and forward contracts) whose value is based on an international equity index

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or an underlying equity security or basket of equity securities and investment companies whose portfolios are designed to correlate with a portfolio of international equity securities.

The Fund will invest in securities of foreign issuers located in developed and emerging market countries, but will seek to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The Fund will also maintain an Anti-BDS approach. BDS refers to the Palestinian-led movement promoting boycotts, divestments and economic sanctions against Israel. The Fund will seek to avoid investing in companies identified as having adopted or implemented a BDS stance. This policy has been adopted to enable investment in the Fund by institutional investors that seek to support Israel or oppose the BDS movement in their investment implementation. This Fund policy is for the benefit of such noted investors and not meant as a formal representation of SEI's official corporate policy or position on the issue of BDS.

The Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies. The Fund's benchmark is the MSCI All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). Due to its investment strategy, the Fund may buy and sell securities frequently.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using derivatives, principally foreign currency forward contracts, options and futures. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund seeks to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. This includes companies that pay royalties, such as those on oil or mining, to these governments and companies that help provide a stable economic environment that supports the government in its oppressive policies by having substantial operations or customers in the country. The Sub-Advisers will rely on a list of issuers that have been identified by an independent compliance support organization when determining whether a company's activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The list is developed using information gathered from a variety of sources, such as government agencies, trade journals, direct company contacts and industry and regional publications. The Adviser reserves the right to modify the Fund's social criteria from time to time in response to world events. All social criteria may be changed without shareholder approval.

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Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Social Investment Criteria Risk — The Fund's portfolio is subject to certain social investment criteria, including its anti-BDS approach. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Style Risk — The risk that equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

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Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Derivatives Risk — The Fund's use of futures contracts, forwards contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

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Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years, and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on a full calendar year. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 19.32% (6/30/20) Worst Quarter: -22.98% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -17.48%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Screened World Equity Ex-US Fund	1 Year	5 Years	10 Years	Since Inception (6/30/2008)
Return Before Taxes	9.30%	12.43%	9.43%	4.70%
Return After Taxes on Distributions	4.22%	10.85%	8.49%	4.00%
Return After Taxes on Distributions and Sale of Fund Shares	8.02%	9.76%	7.65%	3.73%
MSCI All Country World Ex-US Net Index Return (net of dividends) (reflects no deduction for fees or expenses)	7.82%	9.61%	7.28%	3.83%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Rich Carr, CFA	Since 2022	Portfolio Manager
Jason Collins	Since 2019	Portfolio Manager, Head of Sub-Advised Equity

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Brendan O. Bradley, Ph.D. Ryan D. Taliaferro, Ph.D.	Since 2015 Since 2015	Executive Vice President, Chief Investment Officer Senior Vice President, Director, Equity Strategies
Allspring Global Investments, LLC	Dale Winner, CFA Venkateshwar (Venk) Lal	Since 2020 Since 2020	Lead Portfolio Manager, EverKey Global Equity Co-Portfolio Manager, Head of EverKey Investment Risk and Strategy, EverKey Global Equity
Lazard Asset Management LLC	Louis Florentin-Lee Barnaby Wilson, CFA Mark Little Robin O. Jones Robert Failla, CFA	Since 2021 Since 2021 Since 2021 Since 2021 Since 2021	Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst
Director, Portfolio Manager/Analyst
McKinley Capital Management, LLC	Robert A. Gillam, CFA Brandon S. Rinner, CFA Forrest Badgley, CFA Martino M. Boffa, CFA Grant M. McGregor	Since 2005 Since 2005 Since 2006 Since 2010 Since 2017	Chief Executive Officer, Chief Investment Officer Portfolio Manager Director of Public Investments, Senior Portfolio Manager Director of Sustainability, Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Fund Operating Expenses	1.17%
Fee Waivers and Expense Reimbursements	(0.10)%
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.07%*

* Effective September 30, 2022, SIMC, the Fund's investment adviser, has contractually agreed to waive or reduce its management fee for a period of one year as necessary to keep the management fee paid by the Fund during the fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until September 30, 2023 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Equity Fund — Class A Shares	$109	$362	$634	$1,411

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund

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operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. Equity securities may include common stocks, preferred stocks, warrants, participation notes and depositary receipts. The Fund normally maintains investments in at least six emerging market countries, however, it may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. Due to the size of its economy relative to other emerging market countries, it is expected that China will generally constitute a significant exposure in the Fund. Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing frontier or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser).

The Fund may invest in swaps based on a single security or an index of securities, futures contracts, forward contracts on currencies or securities, and options on securities to synthetically obtain exposure to securities or baskets of securities or for hedging purposes, including seeking to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk. Securities index swaps may be used to obtain exposure to different foreign equity markets. Futures and swaps on futures may be used to gain exposure to foreign equity markets and commodities markets. The Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may purchase shares of exchange-traded funds (ETFs) and other investment companies to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly. The Fund may also invest a portion of its assets in U.S. and developed foreign country securities, including securities of small capitalization companies.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Foreign Investment/Emerging and Frontier Markets Risk — The risk that non-U.S. securities may be subject to additional price volatility, illiquidity and decreases in value due to, among other things, political, social and economic developments abroad, government ownership or control of portions of the private sector or certain companies, trade barriers and currency movements, exchange controls and managed adjustments in relative

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currency values, and different or new and unsettled securities and tax markets, laws and regulations. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to "frontier market countries," which are a subset of emerging market countries with even smaller national economies. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets.

Country Concentration Risk — The Fund's concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in the Foreign Investment/Emerging and Frontier Markets Risk.

Risk of Investing in China — Because China is an emerging market that may be subject to considerable government intervention and varying degrees of economic, political and social instability, such investments may be subject to greater risk of stock market, interest rate, and currency fluctuations, as well as inflation.

Investment Style Risk — The risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

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Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Derivatives Risk — The Fund's use of futures contracts, forwards contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the

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underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year for the past seven calendar years, and by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 21.74% (6/30/20) Worst Quarter: -25.81% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -19.01%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Equity Fund	1 Year	5 Years	Since Inception (10/31/2014)
Return Before Taxes	8.06%	10.64%	6.09%
Return After Taxes on Distributions	4.00%	8.84%	4.73%
Return After Taxes on Distributions and Sale of Fund Shares	7.44%	8.16%	4.56%
MSCI Emerging & Frontier Markets Index (reflects no deduction for fees, expenses or taxes)	-2.33%	9.84%	5.05%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity
John Lau	Since 2019	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Causeway Capital Management LLC	Arjun Jayaraman, Ph.D., CFA MacDuff Kuhnert, CFA Joe Gubler, CFA Ryan Myers	Since 2014 Since 2014 Since 2014 Since 2021	Head of Quantitative Research Group, Portfolio
Manager
Member of Quantitative Research Group, Portfolio
Manager
Member of Quantitative Research Group, Portfolio
Manager
Member of Quantitative Research Group, Portfolio
Manager
JOHCM (USA) Inc.	Emery Brewer Dr. Ivo Kovachev Stephen Lew	Since 2014 Since 2014 Since 2014	Senior Fund Manager Senior Fund Manager Senior Fund Manager
KBI Global Investors (North America) Ltd	Gareth Maher David Hogarty Ian Madden James Collery John Looby Massimiliano Tondi, CFA, FRM	Since 2014 Since 2014 Since 2014 Since 2014 Since 2014 Since 2014	Head of Portfolio Management Head of Strategy Development, Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager
Robeco Institutional Asset Management US Inc.	Jaap van der Hart Karnail Sangha	Since 2021 Since 2021	Portfolio Manager Portfolio Manager
RWC Asset Advisors (US) LLC	James Johnstone John Malloy	Since 2015 Since 2015	Portfolio Manager Portfolio Manager
WCM Investment Management, LLC	Sanjay Ayer Peter J. Hunkel Gregory S. Ise Michael Z. Tian Michael B. Trigg	Since 2014 Since 2014 Since 2018 Since 2018 Since 2014	Portfolio Manager, President Portfolio Manager & Business Analyst Portfolio Manager & Business Analyst Portfolio Manager & Business Analyst Portfolio Manager & Business Analyst

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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OPPORTUNISTIC INCOME FUND

Fund Summary

Investment Goal

Capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.45%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.52%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Opportunistic Income Fund — Class A Shares	$53	$167	$291	$653

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Opportunistic Income Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities (junk bonds), including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of

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foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers); and (iv) securitized issues, such as residential and commercial mortgage-backed securities, asset-backed securities, mortgage dollar rolls, when issued/delayed delivery securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will primarily be rated CCC- or higher at the time of purchase by at least one ratings agency, although the Fund may also invest in lower rated securities. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), allocating the assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month London Interbank Offered Rate (LIBOR). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. Up to 10% of the Fund's assets may be invested in foreign currencies. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures, foreign currency forward contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund also invests a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. Up to 100% of the bank loans in which the Fund invests may be junk bonds. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may also invest in other financial instruments or use other investment techniques, such as reverse repurchase agreements, to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

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Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in

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issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower of the loan and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations(CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

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Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Derivatives Risk — The Fund's use of futures contracts, forwards contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment

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in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Leverage Risk — The Fund's use of derivatives and repurchase agreements (which effectively constitute a form of borrowing) may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 6.68% (6/30/20) Worst Quarter: -7.71% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -3.04%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Opportunistic Income Fund	1 Year	5 Years	10 Years	Since Inception (12/14/2006)
Return Before Taxes	2.67%	3.37%	3.36%	1.47%
Return After Taxes on Distributions	1.58%	1.93%	2.14%	0.36%
Return After Taxes on Distributions and Sale of Fund Shares	1.58%	1.95%	2.05%	0.64%
ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index (reflects no deductions for fees, expenses or taxes)	0.17%	1.40%	0.89%	1.33%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Anthony Karaminas, CFA	Since 2021	Portfolio Manager, Head of Sub-Advised Fixed Income
Nilay Shah	Since 2021	Assistant Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Capital Management II LLC	Seth Brufsky Jason Duko Samantha Milner	Since 2009 Since 2018 Since 2018	Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit
Manulife Investment Management (US) LLC	David Bees, CFA Peter M. Farley, CFA	Since 2016 Since 2013	Managing Director, Portfolio Manager Senior Managing Director, Senior Portfolio Manager
Wellington Management Company LLP	Timothy E. Smith	Since 2006	Senior Managing Director, Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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CORE FIXED INCOME FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.36%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund — Class A Shares	$37	$116	$202	$456

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 380% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest in investment and non-investment grade (junk bond) U.S. and foreign corporate and government fixed income securities, including emerging market, asset-backed securities, mortgage dollar rolls and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. The Fund

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uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Sub-Advisers may also engage in currency transactions using futures and foreign currency forward contracts, either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may also invest in non-rated securities or securities rated below investment grade (BB+, B and CCC).

The Fund may also invest a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index. The dollar-weighted average duration of the Bloomberg U.S. Aggregate Bond Index varies significantly over time, but as of July 31, 2022, it was 6.44 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with a higher duration typically have higher risk and higher volatility. Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could

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decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Investment Style Risk — The risk that the fixed income securities in which the Fund invests may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not

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have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Derivatives Risk — The Fund's use of futures contracts, forwards contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment

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in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of

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a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 4.71% (6/30/20) Worst Quarter: -3.63% (3/31/21) The Fund's total return from January 1, 2022 to June 30, 2022 was -11.21%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the Fund's return after taxes may exceed the Fund's return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Core Fixed Income Fund	1 Year	5 Years	10 Years	Since Inception (6/14/1996)
Return Before Taxes	-1.36%	4.29%	3.81%	5.62%
Return After Taxes on Distributions	-2.09%	2.78%	2.27%	3.55%
Return After Taxes on Distributions and Sale of Fund Shares	-0.81%	2.65%	2.26%	3.52%
Bloomberg U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%	5.08%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Anthony Karaminas, CFA	Since 2021	Portfolio Manager, Head of Sub-Advised Fixed Income
Nilay Shah	Since 2021	Assistant Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Allspring Global Investments, LLC	Maulik Bhansali, CFA Jarad Vasquez	Since 2017 Since 2017	Senior Portfolio Manager and Co-Head Senior Portfolio Manager and Co-Head
Jennison Associates LLC	Thomas G. Wolfe Miriam Zussman Eric G. Staudt, CFA Samuel B. Kaplan, CFA James Gaul, CFA Dmitri Rabin, CFA David Morse, CFA Natalia Glekel, CFA	Since 2010 Since 2012 Since 2011 Since 2016 Since 2016 Since 2019 Since 2020 Since 2022	Head of Fixed Income, Managing Director and
Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
CIO of Fixed Income, Managing Director and Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
MetLife Investment Management, LLC	Andrew Kronschnabel, CFA	Since 2018	Portfolio Manager, Head of Investment Grade Credit
Metropolitan West Asset Management, LLC	Laird Landmann Stephen Kane, CFA Bryan Whalen, CFA	Since 2002 Since 2002 Since 2004	President, Generalist Portfolio Manager
Co-Chief Investment Officer, Group Managing
Director, Generalist Portfolio Manager
Co-Chief Investment Officer, Group Managing
Director, Generalist Portfolio Manager
Western Asset Management Company, LLC	S. Kenneth Leech Mark Lindbloom Julien Scholnick, CFA John L. Bellows, Ph.D., CFA Frederick R. Marki, CFA	Since 2014 Since 2005 Since 2020 Since 2020 Since 2020	Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager/Research Analyst Portfolio Manager
Western Asset Management Company Limited	S. Kenneth Leech	Since 2014	Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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HIGH YIELD BOND FUND

Fund Summary

Investment Goal

Total return.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.56%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund — Class A Shares	$57	$179	$313	$701

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and tranches of collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs).

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The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC, seek to select securities that offer a high current yield as well as total return potential. The Fund seeks to have a portfolio of securities that is diversified as to issuers and industries. The Fund's average weighted maturity may vary, but will generally not exceed ten years. There is no limit on the maturity or credit quality of any individual security in which the Fund may invest.

As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest in exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. The Fund may also invest a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment

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grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Investment Style Risk — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Collateralized Debt Obligations and Collateralized Loan Obligations Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower of the loan and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Derivatives Risk — The Fund's use of futures contracts, forwards contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the

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derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates and will do so and for the remaining LIBOR rates immediately after June 30, 2023. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by

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showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 9.47% (6/30/20) Worst Quarter: -15.48% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -12.60%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
High Yield Bond Fund	1 Year	5 Years	10 Years	Since Inception (12/5/2005)
Return Before Taxes	10.12%	7.08%	7.43%	7.66%
Return After Taxes on Distributions	7.52%	4.05%	4.26%	4.38%
Return After Taxes on Distributions and Sale of Fund Shares	5.94%	4.05%	4.30%	4.47%
ICE BofA U.S. High Yield Constrained Index Return (reflects no deduction for fees, expenses or taxes)	5.35%	6.08%	6.71%	7.24%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
David S. Aniloff, CFA	Since 2005	Portfolio Manager
Anthony Karaminas, CFA	Since 2021	Portfolio Manager, Head of Sub-Advised Fixed Income
Michael Schafer	Since 2015	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Capital Management II LLC	Seth Brufsky Chris Matthewson Kapil Singh	Since 2007 Since 2018 Since 2018	Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit Portfolio Manager — U.S. Credit
Benefit Street Partners L.L.C.	Thomas Gahan Michael Paasche Paul Karpers	Since 2014 Since 2014 Since 2016	Chief Executive Officer Senior Managing Director Managing Director
Brigade Capital Management, LP	Donald E. Morgan III Douglas C. Pardon	Since 2009 Since 2017	Chief Investment Officer/Managing Partner Head of Liquid Corporate Credit
J.P. Morgan Investment Management Inc.	Robert Cook Thomas Hauser	Since 2006 Since 2006	Managing Director and Lead Portfolio Manager Managing Director and Co-Lead Portfolio Manager
T. Rowe Price Associates, Inc.	Kevin Loome, CFA	Since 2018	Vice President and Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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LONG DURATION FUND

Fund Summary

Investment Goal

Return characteristics similar to those of high quality bonds.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.37%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Long Duration Fund — Class A Shares	$38	$119	$208	$468

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Long Duration Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade US dollar-denominated fixed income instruments. The Fund will primarily invest in long duration government and corporate fixed income securities and may also invest in synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund will invest in a broad array of fixed income instruments including: (i) US

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and foreign corporate obligations; (ii) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities; (iii) fixed income securities issued by sovereigns or agencies in both developed and emerging foreign markets; (iv) obligations of supranational entities; and (v) debt obligations issued by state, provincial, county or city governments or other municipalities, as well as those of public utilities, universities and other quasi-governmental bodies.

The Fund will primarily invest in the instruments described above. It may also invest in futures contracts, forward contracts, and swaps, including interest rate swaps, single security swaps, swaps on an index of securities or credit default swaps. The Fund will primarily use such derivatives for hedging purposes to attempt to manage the Fund's exposure to changes in interest rate duration and related investment risks resulting from the interaction of interest rate changes over time and the current value of fixed income securities. The Fund will typically use options and swaps in an attempt to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market. Interest rate swaps, credit default swaps and total return swaps may be used to manage various portfolio exposures including but not limited to interest rate risk and credit risk. The Fund may use credit default swaps to take an active long or short position with respect to a security or basket of securities. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The Fund may also, to a lesser extent, invest in shares of exchange-traded funds (ETFs) or mutual funds to obtain exposure to certain fixed income markets.

While the Fund may invest in securities with any maturity or duration, the Fund under normal circumstances will seek to maintain an effective average duration of greater than ten years. The Fund's effective average duration was approximately 14.47 years as of July 31, 2022. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a ten-year duration, it will decrease in value by 10% if interest rates rise 1% and increase in value by 10% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), allocating its assets among one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) using different investment strategies designed to provide current income consistent with the preservation of capital. Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact

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markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Style Risk — The risk that longer-term U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

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Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Derivatives Risk — The Fund's use of futures, forwards and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

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Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 8.61% (6/30/20) Worst Quarter: -9.73% (3/31/21) The Fund's total return from January 1, 2022 to June 30, 2022 was -21.89%.

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Average Annual Total Returns (for the periods ended December 31, 2021)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 70/30 Blended Benchmark, which consists of the Bloomberg U.S. Long Credit Index and the Bloomberg U.S. Long Government Index. The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflect the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the Fund's return after taxes may exceed the Fund's return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Long Duration Fund	1 Year	5 Years	10 Years	Since Inception (4/21/2004)
Return Before Taxes	-1.96%	8.25%	6.49%	6.32%
Return After Taxes on Distributions	-3.52%	5.55%	3.73%	3.70%
Return After Taxes on Distributions and Sale of Fund Shares	-0.95%	5.35%	3.86%	3.83%
Bloomberg U.S. Long Government/Credit Index (reflects no deduction for fees, expenses or taxes)	-2.52%	7.39%	5.72%	6.89%
The Fund's 70/30 Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	-2.19%	7.42%	5.93%	6.92%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Anthony Karaminas, CFA	Since 2021	Portfolio Manager, Head of Sub-Advised Fixed Income

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Income Research & Management	Bill O'Malley, CFA Jake Remley, CFA Jim Gubitosi, CFA	Since 2015 Since 2019 Since 2017	Board Member, Chief Executive Officer, Co-Chief Investment Officer Principal, Senior Portfolio Manager Principal, Co-Chief Investment Officer

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Jennison Associates LLC	Thomas G. Wolfe Miriam Zussman Eric G. Staudt, CFA Samuel B. Kaplan, CFA James Gaul, CFA Dmitri Rabin, CFA David Morse, CFA Natalia Glekel, CFA	Since 2009 Since 2012 Since 2011 Since 2016 Since 2016 Since 2019 Since 2020 Since 2022	Head of Fixed Income, Managing Director and
Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
CIO of Fixed Income, Managing Director and Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Legal & General Investment Management America Inc.	John Bender, CFA Jeff Koch, CFA Tim Bacik, CFA Jordan Bond Patrick Dan	Since 2011 Since 2011 Since 2011 Since 2017 Since 2017	Chief Investment Officer Head of US Fixed Income Head of Investment Grade Portfolio Management Senior Portfolio Manager Senior Portfolio Manager
Metropolitan West Asset Management, LLC	Laird Landmann Stephen Kane, CFA Bryan Whalen, CFA	Since 2004 Since 2004 Since 2004	President, Generalist Portfolio Manager
Co-Chief Investment Officer, Group Managing
Director, Generalist Portfolio Manager
Co-Chief Investment Officer, Group Managing
Director, Generalist Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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LONG DURATION CREDIT FUND

Fund Summary

Investment Goal

Return characteristics similar to those of high quality bonds.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.37%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Long Duration Credit Fund — Class A Shares	$38	$119	$208	$468

PORTFOLIO TURNOVER

The Fund will incur transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Long Duration Credit Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade US dollar-denominated fixed income instruments. The Fund will primarily invest in (i) US and foreign corporate obligations; (ii) fixed income securities issued by sovereigns or agencies in both developed and emerging foreign markets; (iii) obligations of supranational entities; (iv) debt obligations issued by state, provincial, county, or city

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governments or other municipalities, as well as those of public utilities, universities and other quasi-governmental bodies; and (v) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency and may also invest in fixed income securities rated in the fourth highest rating category by a major rating agency.

The Fund will primarily invest in the instruments described above and may also invest in futures contracts, options on securities or indexes and swaps, including interest rate swaps, single security swaps, swaps on an index of securities or credit default swaps. The Fund will primarily use such derivatives for hedging purposes to attempt to manage the Fund's exposure to changes in interest rate duration and related investment risks resulting from the interaction of interest rate changes over time and the current value of fixed income securities. The Fund will typically use options and swaps in an attempt to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market. Interest rate swaps, credit default swaps and total return swaps may be used to manage various portfolio exposures including, but not limited to, interest rate risk and credit risk. The Fund may use credit default swaps to take an active long or short position with respect to a security or basket of securities. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The Fund may also, to a lesser extent, invest in shares of exchange-traded funds (ETFs) or mutual funds to obtain exposure to certain fixed income markets.

While the Fund may invest in securities with any maturity or duration, the Fund under normal circumstances will seek to maintain an effective average duration of greater than ten years. The Fund's effective average duration was approximately 13.95 years as of July 31, 2022. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a ten-year duration, it will decrease in value by approximately 10% if interest rates rise 1% and increase in value by approximately 10% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), the Fund's adviser, allocating its assets among one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) using different investment strategies designed to provide current income consistent with the preservation of capital.

Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events,

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the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Style Risk — The risk that longer duration corporate fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal

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and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Derivatives Risk — The Fund's use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's investments in securities denominated in foreign currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

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Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past nine calendar years, and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 9.37% (6/30/20) Worst Quarter: -9.57% (3/31/21) The Fund's total return from January 1, 2022 to June 30, 2022 was -21.39%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold

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their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the Fund's return after taxes may exceed the Fund's return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Long Duration Credit Fund	1 Year	5 Years	Since Inception (6/29/2012)
Return Before Taxes	-2.58%	7.60%	6.37%
Return After Taxes on Distributions	-4.47%	5.51%	4.25%
Return After Taxes on Distributions and Sale of Fund Shares	-1.11%	5.07%	4.04%
Bloomberg Long A+ U.S. Credit Index (reflects no deductions for fees, expenses or taxes)	-2.36%	7.12%	5.78%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Anthony Karaminas, CFA	Since 2021	Portfolio Manager, Head of Sub-Advised Fixed Income

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Income Research & Management	Bill O'Malley, CFA Jake Remley, CFA Jim Gubitosi, CFA	Since 2012 Since 2019 Since 2017	Board Member, Chief Executive Officer, Co-Chief Investment Officer Principal, Senior Portfolio Manager Principal, Co-Chief Investment Officer
Jennison Associates LLC	Thomas G. Wolfe Miriam Zussman Eric G. Staudt, CFA Samuel B. Kaplan, CFA James Gaul, CFA Dmitri Rabin, CFA David Morse, CFA Natalia Glekel, CFA	Since 2012 Since 2012 Since 2012 Since 2016 Since 2016 Since 2019 Since 2020 Since 2022	Head of Fixed Income, Managing Director and
Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
CIO of Fixed Income, Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Legal & General Investment Management America Inc.	John Bender, CFA Jeff Koch, CFA Tim Bacik, CFA Jordan Bond Patrick Dan	Since 2012 Since 2012 Since 2012 Since 2017 Since 2017	Chief Investment Officer Head of US Fixed Income Head of Investment Grade Portfolio Management Senior Portfolio Manager Senior Portfolio Manager
MetLife Investment Management, LLC	Stephen A. Mullin, CFA	Since 2013	Portfolio Manager
Metropolitan West Asset Management, LLC	Laird Landmann Stephen Kane, CFA Bryan Whalen, CFA	Since 2012 Since 2012 Since 2012	President, Generalist Portfolio Manager
Co-Chief Investment Officer, Group
Managing Director, Generalist Portfolio Manager
Co-Chief Investment Officer, Group Managing
Director, Generalist Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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ULTRA SHORT DURATION BOND FUND

Fund Summary

Investment Goal

Provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.22%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Ultra Short Duration Bond Fund — Class A Shares	$23	$71	$124	$280

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Ultra Short Duration Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. savings and loan and thrift

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institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) collateralized debt obligations and collateralized loan obligations; (vii) fully-collateralized repurchase agreements involving any of the foregoing obligations; and (viii) U.S. dollar-denominated instruments of foreign issuers. In addition, the Fund may invest in futures contracts, options, swaps and other similar instruments. The primary derivatives used by the Fund are futures contracts, options, interest rate swaps and credit default swaps. The Fund will primarily use futures contracts for hedging purposes to manage the Fund's exposure to interest rate risk. There will be times when the Fund utilizes futures contracts to take an active position to either add or reduce the interest rate sensitivity of the Fund. The Fund will primarily use options and swaps to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market.

Using a top-down strategy and bottom-up security selection, one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) seeks attractively-valued securities that offer competitive yields and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors and the duration of the Fund's entire portfolio. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. While the Fund may invest in securities with any maturity or duration, the Fund will maintain a portfolio duration of 18 months or less under normal market conditions.

To achieve its investment goal, the Fund may invest in one or more SEI-sponsored funds to pursue its investment strategies in an efficient manner. The Fund may invest in a SEI-sponsored fund only if the SEI-sponsored fund invests in securities and pursues investment strategies that are consistent with the Fund's investment goal and strategy.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), the Fund's adviser, allocating its assets among Sub-Advisers using different investment strategies designed to provide current income consistent with the preservation of capital.

Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events,

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the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed

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securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

Derivatives Risk — The Fund's use of futures contracts, options, interest rate swaps and credit default swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, credit-linked notes and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Investment Company Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an exchange-traded fund could result in its value being more volatile than the underlying portfolio securities.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations(CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and

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CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's investments in securities denominated in foreign currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Leverage Risk — The Fund's use of derivatives and repurchase agreements (which effectively constitute a form of borrowing) may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years, and by showing how the Fund's average annual returns for 1, 5 and 10 years and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 2.63% (6/30/20) Worst Quarter: -1.30% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -1.70%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Ultra Short Duration Bond Fund	1 Year	5 Years	10 Years	Since Inception (2/28/2011)
Return Before Taxes	0.25%	1.89%	1.65%	1.53%
Return After Taxes on Distributions	-0.09%	1.09%	0.99%	0.89%
Return After Taxes on Distributions and Sale of Fund Shares	0.15%	1.10%	0.98%	0.90%
Bloomberg Short U.S. Treasury 9-12 Month Index (reflects no deduction for fees, expenses or taxes)	0.00%	1.43%	0.88%	0.84%

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Anthony Karaminas, CFA	Since 2021	Portfolio Manager, Head of Sub-Advised Fixed Income
Philip Terrenzio, CFA	Since 2022	Assistant Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
MetLife Investment Management, LLC	Scott Pavlak, CFA Juan Peruyero	Since 2012 Since 2020	Portfolio Manager Portfolio Manager
Wellington Management Company LLP	Timothy E. Smith	Since 2011	Senior Managing Director, Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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EMERGING MARKETS DEBT FUND

Fund Summary

Investment Goal

Maximize total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.94%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Debt Fund — Class A Shares	$96	$300	$520	$1,155

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of emerging market issuers. The Fund will invest in debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund may obtain its exposures by investing directly (e.g., in fixed income securities and other

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instruments) or indirectly/synthetically (e.g., through the use of derivative instruments, principally futures contracts, forward contracts, swaps, including swaps based on a single security or an index of securities, interest rate swaps, credit default swaps, currency swaps and fully funded total return swaps, and structured securities, such as credit-linked notes). The Fund may invest in swaps based on a single security or an index of securities, including interest rate swaps, credit default swaps, currency swaps and fully-funded total return swaps. Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), the Fund's adviser. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy and may not invest more than 25% of its assets in any single country. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including junk bonds).

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally, swaps, futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to the securities identified above or baskets of such securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly.

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Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Investment Style Risk — The risk that emerging market debt securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

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Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, swaps and credit-linked notes is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, credit-linked notes and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Market risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies and the Fund's active management of its currency exposures, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

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Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the asset diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, for classification as a regulated investment company.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 12.82% (6/30/20) Worst Quarter: -16.50% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -17.94%.

Average Annual Total Returns (for the periods ended December 31, 2021)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 50/50 Blended Benchmark, which consists of the J.P. Morgan EMBI Global Diversified Index (50%) and the J.P. Morgan GBI-EM Global Diversified Index (50%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the Fund's return after taxes may exceed the Fund's return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Emerging Markets Debt Fund	1 Year	5 Years	10 Years	Since Inception (12/5/2005)
Return Before Taxes	-4.93%	4.03%	2.93%	5.33%
Return After Taxes on Distributions	-6.66%	2.54%	1.26%	3.25%
Return After Taxes on Distributions and Sale of Fund Shares	-2.91%	2.47%	1.58%	3.35%
J.P. Morgan EMBI Global Diversified Index Return (reflects no deduction for fees, expenses or taxes)	-1.80%	4.65%	5.28%	6.44%
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	-5.32%	3.78%	3.05%	5.38%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Anthony Karaminas, CFA	Since 2021	Portfolio Manager, Head of Sub-Advised Fixed Income
Hardeep Khangura, CFA	Since 2018	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Colchester Global Investors Ltd	Ian Sims Keith Lloyd, CFA	Since 2018 Since 2018	Chairman and Chief Investment Officer Chief Executive Officer and Deputy Chief Investment Officer
Marathon Asset Management, L.P.	Lou Hanover Gaby Szpigiel Andrew Szmulewicz	Since 2018 Since 2018 Since 2018	CIO & Co-Managing Partner, Co-Founder of Marathon Partner & Head of Emerging Markets Managing Director, Portfolio Manager & Strategist
Neuberger Berman Investment Advisers LLC	Rob Drijkoningen Gorky Urquieta Jennifer Gorgoll, CFA Raoul Luttik Nish Popat Prashant Singh, CFA Bart van der Made, CFA Vera Kartseva, CFA	Since 2013 Since 2013 Since 2013 Since 2013 Since 2013 Since 2013 Since 2013 Since 2013	Managing Director Managing Director Managing Director Managing Director Managing Director Managing Director Managing Director Senior Vice President
Ninety One UK Ltd.	Werner Gey van Pittius Antoon de Klerk	Since 2018 Since 2018	Co-Head of Emerging Market Sovereign & FX and Co-Portfolio Manager of Emerging Markets Local Currency Debt Strategy Co-Portfolio Manager Emerging Markets Local Currency Debt Strategy
Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC	Peter J. Wilby, CFA James E. Craige, CFA William Perry Stuart Schlater-Booth David Oliver, CFA Kumaran Damodaran, Ph.D.	Since 2006 Since 2006 Since 2012 Since 2018 Since 2008 Since 2015	Co-Chief Investment Officer Co-Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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REAL RETURN FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.22%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.29%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Real Return Fund — Class A Shares	$30	$93	$163	$368

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Although the Fund is able to use a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser) whereby Fund assets would be allocated among one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers), the Real Return Fund's assets currently are managed directly by SIMC. The Fund seeks to produce a return similar to that of the Bloomberg 1-5 Year U.S. TIPS Index, which is the Fund's benchmark index.

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Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities (TIPS) are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may, on a limited basis, also invest in futures contracts for risk management, speculative or hedging purposes. Futures contracts may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments.

The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as time deposits, U.S. and foreign corporate debt including commercial paper and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better at the time of purchase); and securitized issues, such as mortgage-backed securities issued by U.S. Government agencies.

Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The Fund is also subject to the risk that the Fund's securities may underperform other segments of the markets or the markets as a whole.

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Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will

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decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund's use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described above, and leverage risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years, and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full

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calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.95% (6/30/20) Worst Quarter: -2.79% (6/30/13) The Fund's total return from January 1, 2022 to June 30, 2022 was -2.13%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Real Return Fund	1 Year	5 Years	10 Years	Since Inception (12/14/2006)
Return Before Taxes	5.41%	3.39%	1.89%	3.12%
Return After Taxes on Distributions	3.18%	2.29%	1.06%	1.98%
Return After Taxes on Distributions and Sale of Fund Shares	3.18%	2.12%	1.09%	1.98%
Bloomberg 1-5 Year U.S. TIPS Index Return (reflects no deduction for fees, expenses or taxes)	5.53%	3.48%	1.97%	3.07%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Timothy J. Sauermelch, CFA	Since 2014	Portfolio Manager
Sean P. Simko	Since 2013	Portfolio Manager
Steven Treftz, CFA	Since 2014	Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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LIMITED DURATION BOND FUND

Fund Summary

Investment Goal

Preservation of capital and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.25%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.32%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Limited Duration Bond Fund — Class A Shares	$33	$103	$180	$406

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 195% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Limited Duration Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, which may include (i) securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities; (ii) obligations of U.S. and foreign commercial banks such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (iii) corporate obligations; (iv) asset-backed securities;

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(v) residential and commercial mortgage-backed securities, collateralized debt obligations and mortgage dollar rolls; and (vi) U.S. dollar-denominated instruments of foreign issuers.

The Fund may also invest in futures contracts, forward contracts, to-be-announced mortgage-backed securities, options and swaps. The Fund will primarily use futures contracts and forward contracts for hedging purposes to attempt to manage the Fund's exposure to changes in interest rate duration and yield. The Fund will typically use options and swaps to attempt to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market. Any of these instruments may also be used to take an active position to attempt to add or reduce the Fund's interest rate sensitivity.

Duration measures how changes in interest rates affect the amount of time it takes an issuer to repay a bond from internal cash flows and indicates the price sensitivity of a fixed income security. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Although the Fund may invest in securities with any maturity or duration, the Fund seeks to maintain an effective duration of three years or less under normal market conditions.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), allocating its assets among one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) using different investment strategies designed to preserve capital and generate current income. Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

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U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Foreign Investment and Foreign Issuer Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

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Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts, forwards contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below, and market risk is described above. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of OTC forwards, options and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

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Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This could have a significant adverse effect on the Fund's ability to maintain a stable $1.00 share price, and, in extreme circumstances, could cause the Fund to suspend redemptions and liquidate completely.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the seven calendar years, and by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 2.06% (6/30/20) Worst Quarter: -0.45% (12/31/21) The Fund's total return from January 1, 2022 to June 30, 2022 was -3.17%.

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Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the Fund's return after taxes may exceed the Fund's return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Limited Duration Bond Fund	1 Year	5 Years	Since Inception (7/31/2014)
Return Before Taxes	-0.04%	2.18%	1.82%
Return After Taxes on Distributions	-0.56%	1.30%	1.04%
Return After Taxes on Distributions and Sale of Fund Shares	0.01%	1.29%	1.06%
ICE BofA 1-3 Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	-0.55%	1.61%	1.31%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Anthony Karaminas, CFA	Since 2021	Portfolio Manager, Head of Sub-Advised Fixed Income

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
MetLife Investment Management, LLC	Scott Pavlak, CFA Juan Peruyero	Since 2014 Since 2020	Portfolio Manager Portfolio Manager
Metropolitan West Asset Management, LLC	Laird Landmann Stephen Kane, CFA Bryan Whalen, CFA	Since 2016 Since 2016 Since 2016	President, Generalist Portfolio Manager
Co-Chief Investment Officer, Group Managing
Director, Generalist Portfolio Manager
Co-Chief Investment Officer, Group Managing
Director, Generalist Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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INTERMEDIATE DURATION CREDIT FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.25%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.32%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Intermediate Duration Credit Fund — Class A Shares	$33	$103	$180	$406

PORTFOLIO TURNOVER

The Fund will incur transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 135% of the average of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Intermediate Duration Credit Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade US dollar-denominated fixed income instruments. The Fund will primarily invest in (i) US and foreign corporate obligations; (ii) fixed income securities issued by sovereigns or agencies in both developed and emerging foreign markets; (iii) obligations of supranational entities; (iv) debt obligations issued by state, provincial, county, or city

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governments or other municipalities, as well as those of public utilities, universities and other quasi-governmental bodies; and (v) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

Although the Fund will primarily invest in the instruments described above, it may also invest in futures contracts, options on securities, currencies or indexes and swaps, including interest rate swaps, single security swaps, swaps on an index of securities or credit default swaps. The Fund will primarily use such derivatives for hedging purposes to attempt to manage the Fund's exposure to changes in interest rate duration and related investment risks resulting from the interaction of interest rate changes over time and the current value of fixed income securities. The Fund will typically use options and swaps in an attempt to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market. Interest rate swaps, credit default swaps and total return swaps may be used to manage various portfolio exposures including, but not limited to, interest rate risk and credit risk. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The Fund may also, to a lesser extent, invest in shares of exchange-traded funds (ETFs) or mutual funds to obtain exposure to certain fixed income markets.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Although the Fund may invest in securities with any maturity or duration, the Fund under normal circumstances will seek to maintain an effective average duration between three and ten years.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), allocating its assets among one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) using different investment strategies designed to provide current income consistent with the preservation of capital. Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events,

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the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Investment Style Risk — The risk that intermediate duration corporate fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Duration Risk — The longer-term securities in which the Fund may invest may be more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal

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and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below, and market risk is described above. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of options and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Investment Company Risk — When the Fund invests in an investment company, including ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities.

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Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past six calendar years, and by showing how the Fund's average annual returns for 1 and 5 years and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 7.22% (6/30/20) Worst Quarter: -4.64% (3/31/21) The Fund's total return from January 1, 2022 to June 30, 2022 was -12.92%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the Fund's return after taxes may exceed the Fund's return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Intermediate Duration Credit Fund	1 Year	5 Years	Since Inception (3/31/2015)
Return Before Taxes	-1.47%	4.96%	4.08%
Return After Taxes on Distributions	-2.83%	3.48%	2.70%
Return After Taxes on Distributions and Sale of Fund Shares	-0.76%	3.20%	2.54%
Bloomberg A+ U.S. Credit Index Return (reflects no deductions for fees, expenses or taxes)	-1.68%	4.46%	3.66%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2015	Portfolio Manager
Anthony Karaminas, CFA	Since 2021	Portfolio Manager, Head of Sub-Advised Fixed Income

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Income Research & Management	Bill O'Malley, CFA Jake Remley, CFA Jim Gubitosi, CFA	Since 2015 Since 2019 Since 2017	Board Member, Chief Executive Officer, Co-Chief Investment Officer Principal, Senior Portfolio Manager Principal, Co-Chief Investment Officer

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Legal & General Investment Management America Inc.	John Bender, CFA Jeff Koch, CFA Tim Bacik, CFA Jordan Bond Patrick Dan	Since 2015 Since 2015 Since 2015 Since 2017 Since 2017	Chief Investment Officer Head of US Fixed Income Head of Investment Grade Portfolio Management Senior Portfolio Manager Senior Portfolio Manager
MetLife Investment Management, LLC	Andrew Kronschnabel, CFA	Since 2015	Portfolio Manager, Head of Investment Grade Credit

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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DYNAMIC ASSET ALLOCATION FUND

Fund Summary

Investment Goal

Long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees (of the Fund and Subsidiary)
Management Fees of the Fund	0.60%
Management Fees of the Subsidiary	None
Total Management Fees		0.60%
Distribution (12b-1) Fees		None
Other Expenses (of the Fund and Subsidiary)
Other Expenses of the Fund	0.07%
Other Expenses of the Subsidiary	None
Total Annual Fund Operating Expenses		0.67%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Dynamic Asset Allocation Fund — Class A Shares	$68	$214	$373	$835

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

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Principal Investment Strategies

The Fund employs a dynamic investment strategy seeking to achieve, over time, a total return in excess of the broad U.S. equity market by selecting investments from among a broad range of asset classes or market exposures based upon SEI Investments Management Corporation's (SIMC or the Adviser) expectations of risk and return. Asset classes or market exposures in which the Fund may invest include U.S. and foreign equities and bonds, currencies, and investment exposures to various market characteristics such as interest rates or volatility. One or more of the Fund's sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) selects the Fund's securities under the general supervision of SIMC, the Fund's adviser. Assets of the Fund not allocated to the Sub-Adviser are managed directly by SIMC.

The asset classes and market exposures used and the Fund's allocations among them are determined based on SIMC's views of fundamental, technical or valuation measures and may be dynamically adjusted (i.e. actively adjusted over long or short periods of time). The Fund may at any particular point in time be diversified across many exposures or concentrated in a limited number of exposures, including, possibly, a single asset class or market exposure.

Although the Fund will seek to achieve excess total return through its dynamic investment selection, it will also normally maintain, as a primary component of its strategy, passive exposure to the large capitalization U.S. equity market. To the extent that the Fund is not dynamically invested in other asset classes or market exposures, the Fund's assets will generally be passively invested in a portfolio of securities designed to track, before fees and expenses, the performance of the large capitalization U.S. equity market.

The Fund may obtain asset class or market exposures by investing directly (e.g., in equity and fixed income securities and other instruments) or indirectly (e.g., through the use of other pooled investment vehicles (including a wholly-owned subsidiary) and/or derivative instruments, principally futures contracts, forward contracts, options and swaps). The particular types of securities and other instruments in which the Fund may invest are further described below. The Fund may invest in particular securities or instruments that are not specifically listed below, but which have similar characteristics or represent similar exposures as those described below.

Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants (including equity-linked warrants) and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

Fixed Income Securities. The Fund may invest in fixed income securities that are investment or non-investment grade (also known as "junk bonds"), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs), corporate bonds and debentures, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, structured notes, construction loans, obligations of foreign governments, and obligations of either supranational entities issued or guaranteed by certain banks and entities organized to restructure the outstanding debt of such issuers.

The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the

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U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities of both U.S. and non-U.S. governments and corporations.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

Other Instruments. The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

Pooled Investment Vehicles. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs), to obtain the Fund's desired exposure to a particular asset class.

Derivative and Commodity Instruments. The Fund may also purchase or sell futures contracts, forward contracts and swaps (including total return swaps, swaptions, caps, floors or collars) for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class or market exposure. Futures contracts, forward contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's exposure to the risk of particular types of securities or market segments. The Fund may purchase or sell futures contracts (and options on futures contracts) on U.S. Government securities for return enhancement and hedging purposes. The Fund may purchase and sell forward contracts on currencies or securities for return enhancement and hedging purposes. Interest rate swaps are further used to manage the Fund's yield spread sensitivity.

Swaps may be used for return enhancement or hedging purposes. Securities index and single-security swaps may be used to manage the inflation-adjusted return of the Fund or to more efficiently gain exposure to a particular security or basket of securities. Total return swaps are used to seek to enhance the Fund's investment return. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. The Fund may also, to a lesser extent, purchase or sell put or call options on securities, indexes or currencies for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class or market exposure.

A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodity-linked securities include marketable securities issued by companies that own or invest in commodities or commodities contracts, equity and debt securities of issuers in commodity-related industries, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index, or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indexes.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The

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Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

Currency Exposure. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. SIMC or the Sub-Adviser(s) may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, SIMC or the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) using futures, options and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, SIMC or the Sub-Adviser(s) may buy and sell currencies for hedging or for speculative purposes.

Short Sales. The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Sub-Adviser sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

The goal of the Fund is to serve as a dynamic overlay to broader strategic allocations. This Fund is intended to be used by shareholders seeking to add a dynamic component to their broader overall investment strategy. An investment in the Fund should not constitute a shareholder's complete investment program. This Fund will represent the active investment views of SIMC.

Principal Risks

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In

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response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Large Capitalization Risk — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Leverage Risk — The Fund's use of derivatives and repurchase agreements (which effectively constitute a form of borrowing) may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Derivatives Risk — The Fund's use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and leverage risk are described above, and liquidity risk is described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of OTC forwards, options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an

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investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Inflation Protected Securities — The value of investments in inflation protected securities, including TIPS, will generally fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and, consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements,

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and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the

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effects of market volatility on the Fund's share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direst ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. The Fund's investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code) for qualification as a regulated investment company (RIC). To the extent the Fund invests in such instruments directly, it will seek to restrict the resulting income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivative instruments directly may be limited by the requirements of Subchapter M of the Code, which the Fund must

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continue to satisfy to maintain its status as a RIC. Failure to comply with such requirements could have significant negative consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund's returns. See the "Taxes" section of the SAI for additional information.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

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Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Collateralized Debt Obligations and Collateralized Loan Obligations Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

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Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

LIBOR Replacement Risk — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates and will do so for the remaining LIBOR rates immediately after June 30, 2023. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years, and by showing how the Fund's average annual returns for 1, 5 and 10 years and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 21.14% (6/30/20) Worst Quarter: -19.08% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -17.55%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Dynamic Asset Allocation Fund	1 Year	5 Years	10 Years	Since Inception (7/30/2010)
Return Before Taxes	31.58%	17.51%	16.49%	15.33%
Return After Taxes on Distributions	25.51%	14.71%	14.27%	13.26%
Return After Taxes on Distributions and Sale of Fund Shares	20.87%	13.41%	13.09%	12.21%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%	15.97%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Timothy J. Sauermelch, CFA	Since 2022	Portfolio Manager
James Smigiel	Since 2012	Portfolio Manager
James Solloway, CFA	Since 2012	Portfolio Manager
Steven Treftz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Charles McGinn Tyhesha Harrington	Since 2012 Since 2020	Vice President, Senior Portfolio Manager in the Investment Solutions Group Vice President, Senior Portfolio Manager in the Investment Solutions Group

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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MULTI-ASSET REAL RETURN FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees (of the Fund and Subsidiary)
Management Fees of the Fund	0.55%
Management Fees of the Subsidiary	None
Total Management Fees		0.55%
Distribution (12b-1) Fees		None
Other Expenses (of the Fund and Subsidiary)
Other Expenses of the Fund	0.07%
Other Expenses of the Subsidiary	None
Dividends on Shorts	0.17%
Interest Expense on Reverse Repurchase Agreements	0.03%
Total Other Expenses		0.27%
Total Annual Fund Operating Expenses		0.82%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Multi-Asset Real Return Fund — Class A Shares	$84	$262	$455	$1,014

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher

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taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), allocating its assets among one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC.

Under normal circumstances, the Fund will pursue its investment goal by selecting investments from a broad range of asset classes, including fixed income and equity securities and commodity linked instruments. The Fund seeks "real return" (i.e., total returns that exceed the rate of inflation over a full market cycle, regardless of market conditions). The Fund may invest in U.S. and non-U.S. dollar-denominated securities.

Fixed income securities may include: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) Treasury Inflation-Protected Securities (TIPS) and other inflation-linked debt securities; (iv) U.S. and foreign (including emerging markets) corporate debt securities, including commercial paper, and fully-collateralized repurchase and reverse repurchase agreements with highly rated counterparties (those rated A or better); and (v) securitized issues such as residential and commercial mortgage-backed securities, asset-backed securities and collateralized debt obligations. The Fund may invest in debt securities of any credit quality, including those rated below investment grade (junk bonds) or, if unrated, of equivalent credit quality, as determined by the Fund's managers. The Fund may invest in securities with a broad range of maturities. The Fund may also enter into reverse repurchase agreements with respect to its investment in TIPS. In an attempt to generate excess returns, when the Fund enters into such a TIPS reverse repurchase agreement it will use the cash received to enter into a short position on U.S. Treasury bonds.

Equity securities may include common or preferred stocks, warrants, rights, depositary receipts, equity-linked securities and other equity interests. The Fund may invest in securities of issuers of any market capitalization and may invest in both foreign and domestic equity securities. In addition to direct investment in securities and other instruments, the Fund may invest in exchange-traded funds (ETFs). The Fund may also invest in real estate investment trusts (REITs) and U.S. and non-U.S. real estate companies.

A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indexes. The Fund may also invest in equity and debt securities of issuers in commodity-related industries. The Fund may also seek to gain long and short exposure to the commodity markets, in whole or in part, through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in long and short positions in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is

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permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps (including swaptions) for return enhancement or hedging purposes. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. The Fund may purchase or sell futures contracts and options on U.S. Government securities for return enhancement.

Interest rate swaps are further used to manage the Fund's interest rate risk. Swaps on indexes are used to manage the inflation-adjusted return of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Sub-Adviser(s) may seek to enhance the Fund's return by actively managing the Fund's currency exposure. In managing the Fund's currency exposure, the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) through the use of cash, securities and/or currency-related derivatives, including, without limitation, currency forward contracts, futures contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Sub-Adviser(s) sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Adviser(s) and allocation of assets to such Sub-Adviser(s). The Sub-Adviser(s) may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Adviser(s) may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Adviser(s) and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities

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will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Large Capitalization Risk — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Foreign Issuer Risk — The risk that issuers in foreign countries face political and economic events unique to those countries. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such

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securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

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Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Small and Medium Capitalization Risk — The small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, smaller companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Company Risk — When the Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Furthermore, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities.

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Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate are described above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Derivatives Risk — The Fund's use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below, and market risk is described above. Many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of OTC forwards, options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the

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commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies and the Fund's active management of its currency exposures, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund's share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the asset diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code) for classification as a regulated investment company (RIC).

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. The Fund's investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. To the extent the Fund

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invests in such instruments directly, it will seek to restrict the resulting income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivative instruments directly may be limited by the requirements of Subchapter M of the Code, which the Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with such requirements could have significant negative consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund's returns. See the "Taxes" section of the SAI for additional information.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interests may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Leverage Risk — The Fund's use of derivatives and repurchase agreements (which effectively constitute a form of borrowing) may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates and will do so for the remaining LIBOR rates immediately after June 30, 2023. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years, and by showing how the Fund's average annual returns for 1, 5 and 10 years and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.
Best Quarter: 4.67% (6/30/21) Worst Quarter: -9.92% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was 8.04%.

Average Annual Total Returns (for the periods ended December 31, 2021)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's Blended Benchmark, which consists of the Bloomberg 1-5 Year U.S. TIPS Index (70%), the Bloomberg Commodity Index Total Return Index (20%) and the S&P 500 Index (10%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Multi-Asset Real Return Fund	1 Year	5 Years	10 Years	Since Inception (7/28/2011)
Return Before Taxes	11.43%	2.50%	0.45%	-0.09%
Return After Taxes on Distributions	7.22%	0.99%	-0.50%	-0.99%
Return After Taxes on Distributions and Sale of Fund Shares	6.85%	1.30%	-0.04%	-0.43%
Bloomberg 1-5 Year U.S. TIPS Index Return (reflects no deduction for fees, expenses or taxes)	5.53%	3.48%	1.97%	1.84%
The Fund's Blended Benchmark Return (reflects no deductions for fees, expenses or taxes)	11.96%	5.14%	2.37%	1.81%

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Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Anthony Karaminas, CFA	Since 2021	Portfolio Manager, Head of Sub-Advised Fixed Income
Steven Treftz, CFA	Since 2012	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Mike Canter, PhD Janaki Rao	Since 2019 Since 2019	Director — US Multi-Sector & Securitized Portfolio Manager — Securitized Assets
Franklin Advisers, Inc.	Chris Floyd Jose Maldonado Joe Giroux	Since 2022 Since 2022 Since 2022	VP, Portfolio Manager VP, Portfolio Manager VP, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 169 of this prospectus.

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Purchase and Sale of Fund Shares

The Funds' minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or institutional investors, employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds are generally taxable and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and, with the exception of the U.S. Equity Factor Allocation and the Real Return Funds, one or more Sub-Advisers, who manage portions of the Funds' assets in a way that they believe will help each Fund achieve its goals. SIMC acts as "manager of managers" for the Funds and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. In addition, SIMC currently directly manages all of the assets of the U.S. Equity Factor Allocation and the Real Return Funds and, to a limited extent, SIMC may directly manage a portion of the assets of the High Yield Bond, World Select Equity and Dynamic Asset Allocation Funds' assets, in each case in a manner that it believes will help each Fund achieve its investment goals.

This prospectus describes the Funds' principal investment strategies. However, each Fund may also invest in other securities, use other strategies and engage in other investment practices. Each Fund has the ability to engage in securities lending, depending on market circumstances. These investments and strategies, as well

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as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. Each Fund has the ability to engage in securities lending, depending on market circumstances. For temporary defensive or liquidity purposes during unusual economic or market conditions, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, for temporary defensive purposes, the Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC a Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. During such a time, a Fund may not achieve its investment goal. Although not expected to be a component of the Funds' principal investment strategies, certain Funds may lend their securities to certain financial institutions in an attempt to earn additional income. Unless otherwise explicitly stated herein, the investment policies and restrictions of the Funds are not fundamental and may be changed by the Board, without shareholder approval. Further, the investment goals of the Long Duration, Long Duration Credit, Ultra Short Duration Bond and World Select Equity Funds are not fundamental and may be changed by the Board without shareholder approval.

Each of the Dynamic Asset Allocation and Multi-Asset Real Return Funds invests in its own wholly-owned subsidiary organized under the laws of the Cayman Islands (Subsidiary) for the purpose of providing the respective Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to each Fund. For more information about applicable federal tax requirements, please see the "Taxes" section below. Each Subsidiary may invest in commodities, commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, equity securities, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (1940 Act), and other investments intended to serve as margin or collateral for a Subsidiary's derivative positions. To the extent that either of the Funds invests in a Subsidiary, it will be subject to the risks associated with such Subsidiary's investments, which are discussed elsewhere in this prospectus.

To the extent a Subsidiary invests in commodity-linked derivative instruments, such Subsidiary will comply with the same asset coverage requirements that are applicable to either the Dynamic Asset Allocation Fund's and Multi-Asset Real Return Fund's transactions in such derivatives under the 1940 Act, as applicable. With respect to its investments, a Subsidiary will generally be subject to the same investment restrictions and limitations and generally follow the same compliance policies as the applicable Fund; however, a Subsidiary (unlike the applicable Fund) may invest a significant amount in commodity-linked swap agreements and other commodity-linked derivative instruments.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other

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investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following descriptions provide additional information about the principal risks of investing in the Funds:

Asset-Backed Securities — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

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Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. A Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, but there is no guarantee that an investment in these securities will result in a high rate of return.

Below Investment Grade Fixed Income Securities (Junk Bonds) — Below investment grade securities (commonly referred to as junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

CDOs and CLOs — CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, a Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs that may be owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Funds) of those types of securities.

Commercial Paper — Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

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Commodity Investments and Derivatives — Exposure to commodities markets may subject the Funds to greater volatility than investments in traditional securities. The commodities markets have, in the past, experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in a Fund's holdings. The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of a Fund's control and may not be anticipated by Fund management. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions, including droughts and floods; livestock disease; changing supply and demand relationships and levels of domestic production and imported commodities; changes in storage costs; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, global health events such as pandemic and endemics, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.

The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. A sustained decline in demand for such commodities could also adversely affect the financial performance of commodity-related companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day. If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure to the investment returns of commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid

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secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, a Fund may receive more or less principal than it originally invested. A Fund might receive interest payments that are more or less than the stated coupon interest payments. Certain types of commodity-linked derivatives (such as swaps, including total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

In connection with a Fund's direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which a Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

The Fund's investments in commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility. If payment of interest on a commodity-linked note or the amount of principal to be repaid on maturity is linked to the value of a particular commodity, commodity index or other economic variable, a Fund might not receive all (or a portion) of the interest or principal due on its investment if there is a loss of value of the underlying investment. At any time, the risk of loss associated with a particular note in a Fund's portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked notes that a Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. Issuers of commodity-linked notes are typically large money center banks, broker-dealers, other financial institutions and large corporations. If the issuer becomes bankrupt or otherwise fails to pay, a Fund could lose money. The value of the commodity-linked notes a Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable. Therefore, at the maturity of the note, a Fund may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments.

Commodity-Linked Securities — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related securities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be

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affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related securities may actually have a higher correlation to movement in equities than the commodity market.

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or not rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of securities issued by private businesses.

Country Concentration — A Fund's concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in Foreign Investment/Emerging and Frontier Markets.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Funds to lose money. Credit quality risk is the risk of a decline in the credit quality of an issuer of a provider of credit support or a maturity-shortening structure for a security, which can cause the price of a security to decrease. Although the Funds, except the Opportunistic Income and High Yield Bond Funds, primarily invest in investment grade securities, the Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (commonly referred to as junk bonds) (described above) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

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Credit-Linked Notes — Credit-linked securities and similarly structured products typically are issued by a limited purpose trust or other vehicle that, in turn, enters into a credit protection agreement or invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain credit protection agreements or derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. The Fund's investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Currency — Taking active positions in currencies involves different techniques and risk analyses than the purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure, as well as incurring transaction costs. Passive investment in currencies may, to a lesser extent, also subject the Funds to these same risks. The value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if those Funds invested only in U.S. equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position prior to expiration. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease.

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The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk, counterparty risk and tax risk. Credit risk is described above and leverage risk is described below. A Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Counterparty risk is the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivative contract, or a borrower of the Fund's securities is unable or unwilling to make timely settlement payments, return the Fund's margin or otherwise honor its obligations. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains or otherwise affect a Fund's ability to pay out dividends to subject to preferential rates or the dividends received deduction, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds' initial investment.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside of the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Regulation relating to a Fund's use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with longer duration typically have higher risk and higher volatility. Longer-term securities in which a portfolio may invest are more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risk of Global Health Events — The market value of a Fund's investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund's performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual

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companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund's performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to a coronavirus (COVID-19). The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on a Fund's performance.

Equity Market — Because certain Funds purchase equity securities, they are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an exchange-traded fund (ETF) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Fixed Income Markets — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or

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terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/ or increase volatility in the fixed income markets. As a result of these conditions, a Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging and Frontier Markets — A Fund may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. "Frontier market countries" are a subset of emerging market countries with even smaller national economies. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/ or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Frontier countries are a subset of emerging market countries with even smaller national economies. The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of

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frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses. In addition, the recent large-scale invasion of Ukraine by Russia and resulting responses, including economic sanctions by the U.S. and other countries against certain Russian individuals and companies could negatively impact the Funds' performance and cause losses on your investment in the Funds.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract, also called a "forward," involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or "futures," provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are

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traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend in part on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. Although futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as margin. If the Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC or the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Hedged Strategies — The U.S. Managed Volatility Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions. There is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies. The investment strategies employed by the Fund that emphasize hedged positions rather than non-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices and are tools used to manage the Fund's price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved. Hedging against a decline in the value of positions does not eliminate fluctuations in the values of such positions or prevent losses if the values of such positions decline but, rather, establishes other positions designed to gain from those same developments, thus offsetting the decline in the hedged positions' value. In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a financial instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the Fund incurring substantial losses and/or not achieving anticipated gains. Separately, hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the Fund might be in a better position had it not attempted to hedge at all.

Inflation Protected Securities — The value of investments in inflation protected securities, including Treasury Inflation-Protected Securities (TIPS), will generally fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and, consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

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Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Interest rates in the United States are currently at historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

Investment Company — The Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Funds may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Funds' adviser and its affiliates will earn fees at both the Fund level and within the underlying fund with respect to the Fund's assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, a Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. See also, "Exchange-Traded Products (ETPs)," above.

Investment in the Subsidiary — Each of the Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary's investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Dynamic Asset Allocation and Multi-Asset Real Return Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. Each Fund, however, wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund. While each Subsidiary has its own board of directors that is responsible for overseeing the operations of such Subsidiary, the respective Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund's role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law

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changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Investment Style — Investment style risk is the risk that a Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.

Large Capitalization — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Rule 18f-4 under the 1940 Act requires, among other things, that a Fund either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based one of two value-at-risk (VaR) tests. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet the applicable requirements of the 1940 Act and the rules thereunder.

LIBOR Replacement — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for a Fund. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at

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an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Mortgage-Backed Securities — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as the Government National Mortgage Association, which are backed by the "full faith and credit" of the United States, (ii) securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The

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timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Mortgage Dollar Rolls — Mortgage dollar rolls are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Municipal Securities — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund's holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great of concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of a Fund's securities.

Non-Diversification — The Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to their investments in those securities. However, each Fund intends to satisfy the asset diversification requirements for qualifying as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code).

Opportunity — A Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

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Options — An option is a contract between two parties for the purchase and sale of the purchase a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

Participation Notes (P-Notes) — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover — Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Funds' performance.

Prepayment — The Funds' investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Private Placements — Investments in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

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Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization. Utility interruptions or other key systems outages also can impair the performance of quantitative investment strategies.

Real Estate Industry — Investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, real estate investment trusts (REITs) and real estate operating companies (REOCs) are dependent on specialized management skills, and some REITs and REOCs may have investments in relatively few properties in a small geographic area or in a single type of property. These factors may increase the volatility of the Funds' investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

Real Estate Investment Trusts (REITs) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also indirectly bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a U.S. REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreement — A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund treats such transactions as Derivatives Transactions, as defined in Rule 18f-4 under the 1940 Act subject to the VaR Test under Rule 18f-4.

Risk of Investing in China — China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject

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to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries could have a significant impact on the economy of China. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. There also is no guarantee that the Chinese government will not revert from its current open-market economy to an economic policy of central planning. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund, U.S. authorities and regulators to obtain or enforce a judgment in a Chinese court. In addition, periodic U.S. Government restrictions on investments in Chinese companies may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses. A Fund may also be subject to additional risks related to investments in variable interest entities (VIEs). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company's performance and the enforceability of the VIE's contractual arrangements with the Chinese company.

Securities Lending — Certain Funds may lend their securities to certain financial institutions in an attempt to earn additional income. Such Funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Sales — Short sales are transactions in which the Funds sell a security they do not own. To complete a short sale, the Funds must borrow the security to deliver to the buyer. The Funds are then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Funds, and the Funds will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Funds replace the borrowed security. In addition, until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Certain Funds' investment strategies of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization

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companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Social Investment Criteria — The Screened World Equity Ex-US Fund's portfolio is subject to certain social investment criteria, including its anti-BDS approach. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities, or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, counterparty risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to P-Notes.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap

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agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, established a comprehensive new regulatory framework for swaps and security-based swaps. Key Dodd-Frank Act provisions relating to swaps and security-based swaps require rulemaking by the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC), not all of which have been completed as of the date of this prospectus. Prior to the Dodd-Frank Act, the swaps and security-based swaps transactions generally occurred on a bilateral basis in the over-the-counter (OTC) market (so-called "bilateral OTC transactions"). Pursuant to the Dodd-Frank Act, some, but not all, swaps and security-based swaps transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms. Bilateral OTC transactions differ from exchange-traded or cleared swaps and security-based swaps in several respects. Bilateral OTC transactions are transacted directly between counterparties and not through an exchange (although they may be submitted for clearing with a clearing corporation). As bilateral OTC transactions are entered into directly with a counterparty, there is a risk of nonperformance by the counterparty as a result of its insolvency or otherwise. Under certain risk mitigation regulations adopted pursuant to the Dodd-Frank Act (commonly referred to as "Margin Rules"), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared transactions in swaps and security-based swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared transactions in swaps and security-based swaps for certain entities, which may include the Funds. In addition, clearing agencies may impose separate margin requirements for certain cleared transactions in swaps and security-based swaps.

Tax — Each of the Dynamic Asset Allocation and Multi-Asset Real Return Funds (each a Commodity Fund and collectively, the Commodity Funds) may gain most of its exposure to the commodities markets through its investment in its own Subsidiary, which invests directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. In order for a Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI.

The Commodity Funds' investment in their respective Subsidiary is expected to provide the Commodity Funds with exposure to the commodities markets within the limitations of the federal tax requirements of

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Subchapter M of the Code for qualification as a RIC. The Internal Revenue Service (IRS) has issued final regulations pursuant to which the "Subpart F" income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Commodity Funds attributable to their investment in a Subsidiary is "qualifying income" to the Commodity Funds to the extent that such income is derived with respect to the Commodity Fund's business of investing in stock, securities or currencies. Each Commodity Fund expects its "Subpart F" income attributable to its investment in its Subsidiary to be derived with respect to the Commodity Fund's business of investing in stock, securities or currencies, and accordingly expects its "Subpart F" income attributable to its investment in a Subsidiary to be treated as "qualifying income." The Adviser will carefully monitor the Commodity Funds' investments in their respective Subsidiaries to ensure that no more than 25% of a Commodity Fund's assets are invested in its Subsidiary to comply with each Fund's asset diversification test as described more detail in the SAI.

In addition, certain of the Commodity Funds' investments, such as commodity related investments, when made directly may not produce qualifying income to the Funds for purposes of satisfying the qualifying income test (as described in the SAI), which must be met in order for a Fund to maintain its status as a RIC under the Code. To the extent a Commodity Fund invests in commodity-linked derivative instruments directly, the Commodity Fund will seek to restrict the resulting income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, a Commodity Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which a Commodity Fund invests in commodities or commodity-linked derivative instruments directly may be limited by the qualifying income requirement, which a Commodity Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with the qualifying income requirement would have significant negative consequences to Fund shareholders. Under certain circumstances, a Commodity Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so such Commodity Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Commodity Fund's returns.

Tracking Error — A Fund that attempts to track the performance of a benchmark index is subject to the risk that the performance of the Fund may deviate from its respective benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between a Fund's investments and those of its benchmarks, rounding of share prices, changes to the benchmark and regulatory policies may affect a Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objectives of accurately correlating to an index. To the extent that a Fund employs a sampling or optimization technique to construct the Fund's portfolio, a Sub-Adviser may purchase only a representative portion of the securities in the respective benchmark index, which may increase the performance of a Fund, and its respective index may not match. Depending on a Sub-Adviser's approach and the size of a Fund, the representative sample of securities in the respective benchmark index that is actually held by a Fund may vary from time to time. In addition, a Fund is subject to the risk that its investment approach, which attempts to track the performance of its respective benchmark index, before fees and expenses, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

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U.S. Government Securities — U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. U.S. Government securities include issues by non-governmental entities (such as financial institutions) that carry direct guarantees from U.S. Government agencies as part of government initiatives in response to a market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by the Government National Mortgage Association, this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. Government securities include zero coupon securities that make payments of interest and principal only upon maturity, which tend to be subject to greater volatility than interest bearing securities with comparable maturities. Some of the U.S. Government securities. that a Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including any legal right to support from the U.S. Government. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates.

Warrants — The Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such warrant.

GLOBAL ASSET ALLOCATION

The Funds and other funds managed by SIMC are used within global asset allocation strategies (Strategies) that SIMC constructs and maintains for certain clients (Strategy Clients). The Funds are designed in part to be used as a component within those Strategies. The degree to which a Strategy Client's portfolio is invested in the particular market segments and/or asset classes represented by the Funds and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds and other funds. Because a significant portion of the assets in the Funds and other funds may be attributable to investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. Although reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could, in certain cases, have a detrimental effect on the Funds. Such detrimental effects could include: transaction costs, capital gains and other expenses resulting from an increase in portfolio turnover; and disruptions to the portfolio management strategy, such as foregone investment opportunities or the inopportune sale of securities to facilitate redemptions.

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MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES

The following information describes the various indexes referred to in the Performance Information sections of this prospectus, including those indexes that compose the Global Managed Volatility, Long Duration and Emerging Markets Debt Funds' Blended Benchmark Indexes.

The Bloomberg Commodity Total Return Index is a broadly diversified commodity-price index that tracks prices of futures contracts on physical commodities on the commodity markets. The Index is designed to minimize concentration in any one commodity or sector.

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

The Bloomberg U.S. Long Government/Credit Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have remaining maturity of greater than or equal to 10 years.

The Bloomberg A+ U.S. Credit Index measures publicly issued U.S. corporate and specified foreign debentures and secured notes that have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding.

The Bloomberg Short U.S. Treasury 9-12 Month Index is a widely-recognized, market-weighted index of U.S. Treasury bonds with remaining maturities between nine and twelve months.

The Bloomberg Long A+ U.S. Credit Index measures publicly issued U.S. corporate and specified foreign debentures and secured notes that have maturities of 10 year or more regardless of call features, have at least $250 million par amount outstanding.

The Bloomberg U.S. Long Government Index includes U.S. Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasifederal corporations and corporate or foreign debt guaranteed by the U.S. Government).

The Bloomberg 1-5 Year U.S. TIPS Index represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

The ICE BofA 1-3 Year US Treasury Index is a widely-recognized, market-weighted index of U.S. Treasury bonds with maturities between one and three years.

The ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index of month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits.

The ICE BofA U.S. High Yield Constrained Index is an unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market. The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is priced daily and revisions are effected monthly. The ICE BofA Merrill Lynch U.S. High Yield Constrained Index reflects the reinvestment of dividends.

The J.P. Morgan EMBI Global Diversified Index tracks the total returns for U.S. dollar-denominated debt instruments issued by sovereign and quasi-sovereign entities.

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The J.P. Morgan GBI-EM Global Diversified Index is a comprehensive global local emerging markets index that consists of liquid, fixed-rate, domestic currency government bonds.

The MSCI All Country World Net Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International and is comprised of stocks from 23 developed countries and 24 emerging markets.

The MSCI All Country World Ex-U.S. Net Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the U.S.

The MSCI Emerging & Frontier Markets Index captures large and mid cap representation across 24 Emerging Markets countries and 29 Frontier Markets countries. With 961 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to publicly-traded companies domiciled in the U.S. and is weighted to provide the lowest absolute risk within a given set of constraints.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The MSCI World Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap equity universe across developed markets countries, weighted for exposure to the lowest absolute risk within a given set of restraints.

The Russell 1000 Index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Russell 2500 Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

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The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Russell Small Cap Completeness Index measures the performance of the Russell 3000 Index companies excluding S&P 500 constituents. The Russell Small Cap Completeness Index is constructed to provide a comprehensive and unbiased barometer of the extended broad market beyond the S&P 500 exposure. The Russell Small Cap Completeness Index is completely reconstituted annually to ensure new and growing equities are reflected.

The S&P 500 Index consists of 500 companies from a diverse range of industries. Contrary to a popular misconception, the S&P 500 Index is not a simple list of the largest 500 companies by market capitalization or by revenues. Rather, it is 500 of the most widely held U.S.-based common stocks, chosen by the S&P 500 Index's index committee for market size, liquidity and sector representation. "Leading companies in leading industries" is the guiding principal for S&P 500 inclusion. A small number of international companies that are widely traded in the U.S. are included, but the S&P 500 Index's index committee has announced that only U.S.-based companies will be added in the future.

The Funds are not the source of or owner of the trademarks, service marks and copyrights related to any of the indexes described above.

INVESTMENT ADVISER

SIMC, an SEC registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of June 30, 2022, SIMC had approximately $186.11 billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board of Trustees of the Trust (the Board), is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

— monitoring and evaluating each Sub-Adviser's performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately

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responsible for the investment performance of the Funds. The Board of Trustees supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

In accordance with a separate exemptive order that the Trust and SIMC have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them . The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

The following portfolio managers are primarily responsible for the management and oversight of the Funds as described above.

David S. Aniloff, CFA, serves as Portfolio Manager for the High Yield Bond Fund. Mr. Aniloff joined SIMC in 2000 and currently serves as a Senior Portfolio Manager on the Global High Yield Team. Mr. Aniloff was also a key developer of SIMC's structured credit solutions and currently serves as Co-Portfolio Manager with responsibility for security selection and portfolio construction. In addition, Mr. Aniloff has been integral in the development and implementation of SIMC's proprietary structured credit monitoring technology. Mr. Aniloff also provides expertise and support for SIMC's suite of Global High Yield Funds inclusive of manager evaluation and selection as well as risk management. Mr. Aniloff has held his current position with SIMC for more than 5 years.

Richard A. Bamford serves as a Portfolio Manager for the Core Fixed Income, Long Duration, Long Duration Credit, Limited Duration Bond, Intermediate Duration Credit, Ultra Short Duration Bond and Opportunistic Income Funds. Mr. Bamford serves as a Senior Portfolio Manager for the Traditional Strategies Group within SIMC's Investment Management Unit. Mr. Bamford is responsible for high yield, emerging market, municipal and taxable fixed-income portfolios, as well as leading the investment-grade debt and municipal bonds portfolios. Mr. Bamford's duties include manager analysis and selection, strategy development and enhancement as well as investment research. Mr. Bamford has over 20 years of investment experience in investment management. Prior to joining SEI in 1999, Mr. Bamford worked as a Municipal Credit Analyst for Vanguard. Mr. Bamford received a Bachelor of Science in Economics/ Finance and Accounting from the University of Scranton and an M.B.A. with a concentration in Finance from St. Joseph's University.

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Eugene Barbaneagra, CFA, serves as a Portfolio Manager for the U.S. Equity Factor Allocation and World Select Equity Funds. Mr. Barbaneagra serves as a Portfolio Manager within the Investment Management Unit. Prior to joining SEI in 2002, Mr. Barbaneagra worked with the Vanguard Group. Mr. Barbaneagra earned his Bachelor of Science degrees in Business Administration/ Finance and Management of Information Systems from Drexel University. Mr. Barbaneagra also earned his Master of Science in Risk Management and Financial Engineering from Imperial College London. Mr. Barbaneagra is CFA Charterholder and a member of UK Society of Investment Professionals.

Rich Carr, CFA, serves as a Portfolio Manager for the World Equity Ex-US and Screened World Equity Ex-US Funds. Mr. Carr serves as a Portfolio Manager within SIMC's Investment Management Unit where he is responsible for the management of international developed markets equity funds. Previously, Mr. Carr was a Director on SEI's Manager Research team where he led the due diligence and selection process for SEI's equity fund management and separate account business. Prior to joining SEI, he worked at MFP Strategies where he managed the firm's investment process and was responsible for asset-class valuation research and investment manager due diligence. Before MFP Strategies, Mr. Carr worked for Brinker Capital where he was responsible for portfolio management and investment manager due diligence. He earned his Bachelor of Science in Finance and a minor in Economics from the University of Delaware. Mr. Carr is a CFA charterholder and a member of the CFA Institute and the CFA Society of Philadelphia.

Jason Collins serves as a Portfolio Manager for the Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US and Emerging Markets Equity Funds. Mr. Collins is Head of Sub-Advised Equity and the Head of the UK Investment Management Unit. In addition to lead portfolio management responsibility on various equity funds, Mr. Collins oversees resources and investment strategy for all equity portfolios. Prior to his current role, he served in a number of investment leadership roles at SEI and, before joining the firm, had gained significant experience in the fields of manager selection and portfolio management. Mr. Collins earned his Bachelor of Arts in financial services, with honors, from Bournemouth University and is a member of the CFA society.

Stephen C. Dolce, CFA, serves as a Portfolio Manager for the Extended Market Index, Small Cap, Small Cap II and Small/Mid Cap Equity Funds. In this role, Mr. Dolce is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds. Prior to joining SEI, Mr. Dolce was Partner, Portfolio Manager, Analyst and Investment Committee Member at Philadelphia International Advisors LP (PIA). Previously, Mr. Dolce was a Sector Portfolio Manager and Senior Analyst at DuPont Capital Management (DCM). Mr. Dolce also served as a Global Equity and Derivatives Trader at Grantham, Mayo & Van Otterloo & Co. LLC (GMO) in Boston. Mr. Dolce received his Bachelor of Science from Boston College, Carroll School of Management with a concentration in economics. Mr. Dolce received a Masters of Finance from Northeastern University. Mr. Dolce is a CFA charterholder, a member of AIMR, the Philadelphia Financial Analysts and an industry mentor to the University of Delaware CFA Research Challenge students.

Dante D'Orazio serves as a Portfolio Manager for the U.S. Managed Volatility and Global Managed Volatility Funds. Mr. D'Orazio serves as Portfolio Manager and Quantitative Analyst for within SEI's Investment Management Unit. Mr. D'Orazio is responsible for the analysis and selection of equity managers that follow quantitative investment principles. Prior to joining SEI, Mr. D'Orazio was a portfolio manager at WBI Investments developing ETF implementations for the firm's investment processes. Previously, he was a portfolio manager in the quantitative hedge fund space at Double Alpha Group from 1997 to 2013 focusing

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on equity market neutral/statistical arbitrage strategies. Mr. D'Orazio began his career in option market making in the early '90s and later joined the Fixed Income Strategy group at Salomon Brothers. Mr. Mr. D'Orazio earned a Bachelor of Science in Computer and Information Sciences from City University of New York — Brooklyn College. Mr. D'Orazio is a CFA charter holder and a member of the CFA Institute and the CFA Society of New York.

David L. Hintz, CFA serves as a Portfolio Manager for the Large Cap, Large Cap Disciplined Equity, Large Cap Index and S&P 500 Index Funds. In this role, Mr. Hintz is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds. Prior to joining SEI, Mr. Hintz worked at Russell Investments as a Portfolio Manager and previously as the Head of US Equity Research and a Research Analyst. Mr. Hintz received his Bachelor of Science from Walla Walla University and his M.B.A. from Pacific Lutheran University. Mr. Hintz is a CFA charter holder from the CFA Institute.

Anthony Karaminas, CFA, serves as Portfolio Manager for the Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Limited Duration Bond, Intermediate Duration Credit and Multi-Asset Real Return Fund. Mr. Karaminas is the Head of Sub-Advisory Fixed Income & Multi-Asset within the Investment Management Unit and is responsible for Portfolio Management leadership and oversight duties. Prior to joining SEI, he was an Associate Portfolio Manager/Analyst within the Multi-Manager Solution team at UBS Asset Management. Previously, Mr. Karaminas held the role of Sector Head of Global Fixed Income and Global High Yield Funds Research at S&P Capital IQ. Mr. Karaminas was also a Senior Analyst at Goldman Sachs JBWere. Mr. Karaminas received a Bachelor of Business (with honors) from Swinburne University in Melbourne, Australia. He is a CFA charterholder and a member of the CFA Institute.

Hardeep Khangura, CFA, serves as a Portfolio Manager for the Emerging Markets Debt Fund. Mr. Khangura joined SEI in 2015 and currently supports Global Fixed Income portfolios. Mr. Khangura was previously a member of SEI's Fixed Income Manager Research team with coverage of global fixed income manager exposures across emerging markets, credit, sovereign and FX. Prior to joining SEI, Mr. Khangura operated in a similar capacity as a Fixed Income Manager Researcher at Willis Towers Watson. Previously, Mr. Khangura also headed the Fees ASK (Area of Specialist Knowledge), leading a team that analyzed, modelled and advised clients on the suitability and competitiveness of their investment manager fees. Mr. Khangura earned his Bachelor of Science in Accounting & Finance, with honors, from the University of Warwick. Mr. Khangura is a CFA charterholder from the CFA Institute.

John Lau serves as a Portfolio Manager for the Emerging Markets Equity Fund. Mr. Lau serves as Portfolio Manager of SEI's Asia-Pacific including Japan and Global Emerging Markets equity strategies. In this role, John focuses on investment research, risk management, and portfolio construction of equity strategies in Asia Pacific and Emerging Markets, including China A-share market. Based in Hong Kong, John is also involved with asset allocation analysis with institutional clients in Asia. He is a senior member of the SEI Global Equity Committee. Prior to joining SEI in 2007, John spent eleven years as Senior Portfolio Manager in a quantitative equity team within Citigroup Asset Management near New York, where he managed global equity strategies, equity market-neutral fund, and structured products. John earned his Bachelor's degree from the University of Michigan at Ann Arbor. He also holds a Master of Science in Engineering from University of California at Berkeley and a Master of Business Administration from Columbia University.

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Michael Schafer serves as a Portfolio Manager for the High Yield Bond Fund. Mr. Schafer serves as a Portfolio Manager for the SEI High Yield fixed income strategies within the Investment Management Unit. Mr. Schafer is responsible for the selection of fund sub-advisors and the allocations among these managers to optimize diversification of style and alpha source within the fixed income funds. In this capacity, Mr. Schafer primarily oversees daily cash flows, portfolio exposures, portfolio risks, and performance attribution for the high yield funds. In his preceding role, Mr. Schafer was an Analyst on the Global Fixed Income Team responsible for in-depth due diligence on existing and prospective investment managers for SEI's High Yield fixed income portfolios. Mr. Schafer sourced and recommended managers for various mandates, and conducted peer group analysis to understand drivers of risk and return, and a manager's competitive advantage. Prior to joining the Global Fixed Income Team, Mr. Schafer was a member of the Portfolio Implementations Team and Liquidity Management Unit with primary responsibilities for the money market strategies and fixed income implementations. Previously, Mr. Schafer was a Supervisor in SEI's fund accounting department. Mr. Schafer received an M.B.A. with a concentration in Finance from St. Joseph's University and a Bachelor of Arts in Business Administration and Health Administration from Arcadia University.

James Smigiel serves as a Portfolio Manager for the Dynamic Asset Allocation Fund. Mr. Smigiel has served as Managing Director and Head of Portfolio Strategies Group for SIMC since 2010. Previously, Mr. Smigiel oversaw SIMC's Global Fixed Income team, where his responsibilities included strategy development and manager evaluation and selection. Mr. Smigiel is currently responsible for developing the investment strategies for the Dynamic Asset Allocation Fund.

Philip Terrenzio, CFA serves as a Portfolio Manager for the Ultra Short Duration Bond Fund. Mr. Terrenzio serves as an assistant portfolio manager for the Fixed Income Team within the Investment Management Unit. He monitors portfolio exposures, portfolio risks, performance attribution, and daily cash flows for money market, liability driven investing, core, high yield and government funds. Prior to joining the Investment Management Unit, Mr. Terrenzio started his career at SEI in 2013 as a mutual fund accountant and supervisor within SEI's Investment Management Services where he worked on the operations and administration of SEI's mutual funds. Mr. Terrenzio earned a Bachelor of Science in Business Administration with a major in Finance from Saint Joseph's University, graduating cum laude, and is a CFA charterholder.

Steven Treftz, CFA, serves as a Portfolio Manager for the Real Return, Dynamic Asset Allocation and Multi-Asset Real Return Funds. Mr. Treftz joined SIMC in 2012, and is responsible for the oversight, monitoring and manager selection for the Investment Management Unit's Multi Asset and Short Duration strategies. Prior to his employment at SEI, Mr. Treftz was employed by Citi Private Bank where he was responsible for maintaining the firm's research opinions on third party international, global and emerging market equity managers. Prior to his employment at Citi Private Bank Mr. Treftz was employed by Lockwood Advisors, Inc. where he was responsible for the management of one of the firm's mutual fund/ ETF wrap portfolio programs. Mr. Treftz earned a Bachelor's degree in Finance and Risk Management from Temple University. Mr. Treftz is also a CFA Charterholder and member of the CFA Society of Philadelphia.

Nilay Shah serves as a Portfolio Manager for the Opportunistic Income and Core Fixed Income Funds. Mr. Shah's duties include manager due diligence and selection for SEI's fixed income fund management and separate account business with a primary focus on US investment-grade and high yield strategies. Mr. Shah joined SEI in 2005 and has over 15 years of investment experience. Mr. Shah received a Bachelor of Science in Business Administration with concentrations in Finance and Economics from Drexel University and a Master of Business Administration with a concentration in Finance from Saint Joseph's University.

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SIMC, in addition to the Sub-Advisers and portfolio managers listed below, acts as adviser and portfolio manager for a portion of each of the World Select Equity, High Yield Bond and Dynamic Asset Allocation Funds' assets, and as the adviser and portfolio manager of the Real Return Fund's assets.

U.S. EQUITY FACTOR ALLOCATION FUND:

SIMC serves as the investment adviser to the U.S. Equity Factor Allocation Fund. Eugene Barbaneagra, CFA may manage the assets in the Fund in a manner that he believes will help the Fund achieve its investment goals. Mr. Barbaneagra serves as a Portfolio Manager within the Investment Management Unit.

WORLD SELECT EQUITY FUND:

SIMC may serve as the adviser to a portion of the assets of the World Select Equity Fund. Eugene Barbaneagra, CFA, may, to a limited extent, directly manage a portion of the assets in the World Select Equity Fund in a manner that SIMC believes will help the World Select Equity Fund achieve its investment goals. Mr. Barbaneagra serves as a Portfolio Manager within the Investment Management Unit.

HIGH YIELD BOND FUND:

SIMC may serve as the adviser to a portion of the assets of the High Yield Bond Fund. David S. Aniloff, CFA and Michael Schafer may, to a limited extent, directly manage a portion of the assets in the High Yield Bond Fund in a manner that SIMC believes will help the High Yield Bond Fund achieve its investment goals. Mr. Aniloff joined SIMC in 2000 and currently serves as a senior portfolio manager on the Global High Yield Team. Mr. Schafer serves as an Portfolio Manager for the SEI High Yield fixed income strategies within the Investment Management Unit.

REAL RETURN FUND:

SIMC serves as the investment adviser to the Real Return Fund. Sean P. Simko and Timothy J. Sauermelch, CFA may manage the assets in the Fund in a manner that they believe will help the Fund achieve its investment goals. Mr. Simko has served as Vice President, Portfolio Manager and Managing Director of the SEI Fixed Income Portfolio Management Team for SIMC since 2005. Mr. Simko is responsible for the oversight of the SEI Fixed Income Portfolio Management Team's overall investment process and management of daily trading. Prior to joining SEI, he was Vice President and Portfolio Manager for Weiss, Peck & Greer Investments and was responsible for managing approximately $7 billion in assets through various strategies, including short duration, TIPS, structured products, futures and currencies. Mr. Simko earned an M.B.A. from Pennsylvania State University and a Bachelor of Science in Business Management from Slippery Rock University and is a ChFC charterholder. Mr. Sauermelch is a Portfolio Manager with the SEI Fixed Income Portfolio Management Team. In this capacity, he is responsible for the management of fixed income portfolios including evaluating current market opportunities and providing fundamental and relative value assessments across various fixed income asset class and sectors. Portfolios managed by Mr. Sauermelch consist of US government securities, inflation linkers, investment grade corporate debt and floating-rate instruments. Mr. Sauermelch is a CFA Charterholder and a member of the CFA Institute and The CFA Society of Philadelphia. He earned a Masters of Business Administration with a concentration in Finance from Villanova University and graduated summa cum laude from Kutztown University of Pennsylvania with a Bachelor of Science in Finance and a minor in Economics. Mr. Sauermelch also holds the FINRA Series 65 license.

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DYNAMIC ASSET ALLOCATION FUND:

Timothy J. Sauermelch, CFA, James Smigiel, James Solloway, CFA and Steven Treftz, CFA manage, in part, the assets of the Dynamic Asset Allocation Fund, as disclosed in the Fund's principal investment strategy. James Solloway, CFA serves as a portfolio manager for the Fund. Mr. Solloway is a Portfolio Manager and Managing Director of SEI's Portfolio Strategy Team for the Investment Management Unit where he is responsible for strategic and active asset allocation research. Prior to joining SEI in 2009, Mr. Solloway spent ten years as an Executive Director and Portfolio Manager at Morgan Stanley in New York. Mr. Solloway earned his Bachelor of Arts in economics from Columbia University and his M.B.A. from the Stern School of Business at New York University. He is a CFA Charterholder.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year or period ended May 31, 2022, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.40%	0.16%
Large Cap Disciplined Equity Fund	0.40%	0.16%
Large Cap Index Fund	0.05%	0.01%
S&P 500 Index Fund	0.03%	0.01%
Extended Market Index Fund	0.12%	0.03%
Small Cap Fund	0.65%	0.42%
Small Cap II Fund	0.65%	0.41%
Small/Mid Cap Equity Fund	0.65%	0.39%
U.S. Equity Factor Allocation Fund	0.25%	0.00%
U.S. Managed Volatility Fund	0.65%	0.18%
Global Managed Volatility Fund	0.65%	0.23%
World Select Equity Fund	0.55%	0.29%
World Equity Ex-US Fund	0.55%	0.25%
Screened World Equity Ex-US Fund	0.65%	0.22%
Emerging Markets Equity Fund	1.05%	0.52%
Opportunistic Income Fund	0.45%	0.21%

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	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Core Fixed Income Fund	0.30%	0.10%
High Yield Bond Fund	0.4875%	0.26%
Long Duration Fund	0.30%	0.12%
Long Duration Credit Fund	0.30%	0.12%
Ultra Short Duration Bond Fund	0.15%	0.10%
Emerging Markets Debt Fund	0.85%	0.36%
Real Return Fund	0.22%	0.00%
Limited Duration Bond Fund	0.25%	0.09%
Intermediate Duration Credit Fund	0.25%	0.13%
Dynamic Asset Allocation Fund	0.60%	0.06%
Multi-Asset Real Return Fund	0.55%	0.19%*

* Includes advisory fees received in connection with the Subsidiary. For the fiscal year ended May 31, 2022, investment advisory fees after fee waivers with respect to the Multi-Asset Real Return Fund excluding the Subsidiary were 0.10% of the average daily net assets of the Fund.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' semi-annual report, which covers the period of June 1, 2021 to November 30, 2021, and the Funds' annual report, which covers the period June 1, 2021 through May 31, 2022.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to the Multi-Asset Real Return Fund and with respect to certain products not included in this prospectus. SIMC has claimed, on behalf of the other Funds in this prospectus in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the CEA. SIMC is therefore not subject to regulation as a pool operator under the CEA with regard to the operation of the Funds.

Information About Fee Waivers

The Adviser has contractually agreed to waive or reduce its management fee for the Emerging Markets Equity Fund in order to keep the management fee paid by the Fund during the fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until September 30, 2023 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' Adviser and/or the Funds' administrator voluntarily waived and/or reimbursed a portion of its fees to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions and prime broker fees, taxes, costs associated with litigation or tax-related services, Trustees fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of

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the Funds' business) at a specified level. The voluntary waivers of the Funds' Adviser and Funds' administrator are limited to the Funds' direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The Funds' Adviser and/ or the Funds' administrator may discontinue all or part of these waivers and/or reimbursements at any time. With these fee waivers, the Funds' actual total annual fund operating expenses for the most recent fiscal year (ended May 31, 2022) were as follows:

Fund Name — Class A Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses, and Reverse Repurchase Expenses)*
Large Cap Fund	0.47%	0.18%	0.18%	0.18%
Large Cap Disciplined Equity Fund	0.47%	0.17%	0.17%	0.17%
Large Cap Index Fund	0.13%	0.04%	0.04%	0.04%
S&P 500 Index Fund	0.12%	0.05%	0.05%	0.05%
Extended Market Index Fund	0.19%	0.05%	0.05%	0.05%
Small Cap Fund	0.72%	0.44%	0.44%	0.44%
Small Cap II Fund	0.72%	0.43%	0.43%	0.43%
Small/Mid Cap Equity Fund	0.72%	0.42%	0.42%	0.42%
U.S. Equity Factor Allocation Fund	0.32%	0.02%	0.02%	0.02%
U.S. Managed Volatility Fund	0.72%	0.20%	0.20%	0.20%
Global Managed Volatility Fund	0.72%	0.25%	0.25%	0.25%
World Select Equity Fund	0.67%	0.35%	0.35%	0.35%
World Equity Ex-US Fund	0.63%	0.28%	0.28%	0.28%
Screened World Equity Ex-US Fund	0.78%	0.29%	0.29%	0.29%
Emerging Markets Equity Fund	1.17%	0.59%	0.59%	0.59%
Opportunistic Income Fund	0.52%	0.23%	0.23%	0.23%
Core Fixed Income Fund	0.36%	0.12%	0.12%	0.12%
High Yield Bond Fund	0.56%	0.28%	0.28%	0.28%
Long Duration Fund	0.37%	0.14%	0.14%	0.14%
Long Duration Credit Fund	0.37%	0.14%	0.14%	0.14%
Ultra Short Duration Bond Fund	0.22%	0.12%	0.12%	0.12%
Emerging Markets Debt Fund	0.94%	0.41%	0.41%	0.41%

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Fund Name — Class A Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses, and Reverse Repurchase Expenses)*
Real Return Fund	0.29%	0.02%	0.02%	0.02%
Limited Duration Bond Fund	0.32%	0.11%	0.11%	0.11%
Intermediate Duration Credit Fund	0.32%	0.15%	0.15%	0.15%
Dynamic Asset Allocation Fund	0.67%	0.08%	0.08%	0.08%
Multi-Asset Real Return Fund	0.82%	0.41%	0.41%	0.21%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

Management of the Dynamic Asset Allocation and Multi-Asset Real Return Funds' Subsidiaries

Each of the Dynamic Asset Allocation and Multi-Asset Real Return Funds invests in a Subsidiary. Each Subsidiary is expected to enter into a separate advisory agreement with SIMC for the management of the Subsidiary's portfolio. The Subsidiaries are not expected to pay a separate management fee to SIMC for these services. The services SIMC will provide to each Subsidiary and the terms of the advisory agreement between SIMC and each Subsidiary are expected to be similar to those of the Fund and SIMC.

Similar to the Funds, each Subsidiary may use a multi-manager approach under the general supervision of SIMC whereby the Subsidiary allocates its assets among multiple Sub-Advisers with differing philosophies and investment strategies. Each sub-adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC will oversee the Subsidiaries' Sub-Advisers to ensure compliance with each Subsidiary's investment policies and guidelines, and will monitor each sub-adviser's adherence to its investment style. Each Board of the Subsidiaries will supervise SIMC and the sub-advisers; establish policies that they must follow in their management activities; and oversee the hiring and termination of the sub-advisers recommended by SIMC.

SIMC is expected to pay each Subsidiary's sub-advisers out of the investment advisory fees it receives from the Funds. Each Subsidiary (or its respective Fund on behalf of the Subsidiary) is expected to enter into contracts for the provision of custody, transfer agency, administrative and audit services with the same, or with affiliates of the same, service providers that provide those services to the Funds. It is expected that the Funds will bear the fees and expenses incurred in connection with such services.

Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Large Cap Fund. A team of investment

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professionals manage the portion of the Large Cap Fund's assets allocated to Acadian. Brendan O. Bradley, Ph.D., Executive Vice President, Chief Investment Officer, serves as lead Portfolio Manager to the Large Cap Fund. Mr. Bradley joined Acadian in 2004 and previously served as the firm's director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian's Managed Volatility strategies. He is a member of the Acadian Board of Managers and Executive Committee. Ryan D. Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, serves as lead Portfolio Manager to the Large Cap Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Coho.

Peter A. Thompson founded Coho where he is a Partner, the Co-Chief Investment Officer and serves on the firm's Investment Committee and Board of Directors. Mr. Thompson is responsible for maintaining the firm's investment philosophy and process, portfolio management and company research. Mr. Thompson has 39 years of experience in the financial industry. Prior to forming Coho, Mr. Thompson spent 10 years with the investment-counseling firm of Cooke & Bieler, where he had a wide range of research and portfolio responsibilities. In addition to managing stand-alone portfolios, Mr. Thompson played an integral role in the development of three of the firm's mutual funds for which he was also the Portfolio Manager. Mr. Thompson began his investment career with Kidder, Peabody & Company in 1983 where he was involved in research and ultimately promoted to a position of oversight on the firm's Stock Selection and Investment Policy Committees. Mr. Thompson graduated from Princeton University with a Bachelor of Arts degree in Economics and from the University of Virginia's Colgate Darden School of Business Administration with an MBA.

Christopher R. Leonard, CFA, joined Coho in 2012 where he is a Partner and the Co-Chief Investment Officer. In addition to these responsibilities, Mr. Leonard serves a member of the Investment Committee. Mr. Leonard has 26 years of experience in the financial industry. Prior to joining Coho, Mr. Leonard was Vice President at Santa Barbara Asset Management, an affiliate of Nuveen Investments, for five years. While at Santa Barbara, Mr. Leonard was responsible for coverage of the healthcare and consumer staples sectors and served as lead portfolio manager of the firm's mid-cap growth portfolio. Mr. Leonard previously worked at Chesapeake Partners, T. Rowe Price and Paine Webber. Mr. Leonard graduated with distinction from the University of Virginia receiving a Bachelor of Science degree in Commerce with a concentration in Finance. He is a Chartered Financial Analyst® charterholder.

Ruairi G. O'Neill, CFA, joined Coho in 2014 where he is a Partner, a Portfolio Manager and Investment Analyst. In addition to these responsibilities, Mr. O'Neill serves on the Investment Committee. Mr. O'Neill has 28 years of experience in the financial industry. Prior to joining Coho, Mr. O'Neill was the Lead Portfolio Manager on the PNC Large Cap Dividend Focus strategy as well as a Senior Portfolio Manager on the PNC Core, Value and Growth strategies. While at PNC, from 1994 to 2014, Mr. O'Neill rose to the position of Senior Vice President where he initiated the Dividend Focus strategy and managed a team of analysts to ensure adherence to the investment process. In his previous role as Senior Equity Research Analyst, he was responsible for coverage of the healthcare, consumer staples, information technology and industrial sectors. Mr. O'Neill began his career at PFPC Worldwide (part of PNC) as an Investment Accounting Manager in 1994. Mr. O'Neill graduated from the National University of Ireland with a Bachelor of Commerce Degree in Accounting/Finance and received an MBA in Marketing from Saint Joseph's University. He is a Chartered Financial Analyst® charterholder.

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Ward Kruse, CFA, joined Coho Partners in 2019 where Mr. Kruse is a Partner, Portfolio Manager and Investment Analyst. In addition, he is a member of the Investment Committee. He has 25 years of experience in the financial industry. Prior to joining Coho, Mr. Kruse spent 20 years working on the Fundamental Equity Team at Goldman Sachs Asset Management. Most recently, he served as a Vice President on the U.S. Value Equity Team in New York. As a research analyst and sector portfolio manager, he conducted primary fundamental research on companies across different sectors and portfolios. He also helped launch ESG strategies and integrate sustainability research into the firm's investment process. Prior to this role, he worked as an Associate on the European Equity Team in Goldman Sachs Asset Management's London office. He began his career as a financial analyst in the Investment Banking Division of the Goldman Sachs Group, Inc. Mr. Kruse graduated summa cum laude from Georgetown University with a Bachelor of Science degree in finance and accounting. He is a Chartered Financial Analyst® charterholder.

Fred Alger Management, LLC: Fred Alger Management, LLC (Fred Alger), located at 100 Pearl Street, 27th Floor, New York, New York 10004, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Fred Alger. Mr. Patrick Kelly has been employed by Fred Alger since 1999. Mr. Kelly has been a portfolio manager since 2004, an Executive Vice President since 2008, and the Head of Alger Capital Appreciation and Spectra Strategies since 2015. Dr. Ankur Crawford has been employed by Fred Alger since 2004. Dr. Crawford has been employed by Fred Alger since 2004. Dr. Crawford became a portfolio manager and a Senior Vice President in 2010 and an Executive Vice President in 2019. Previously, Dr. Crawford served as a Vice President and an Analyst from 2007 to 2010 and a Senior Analyst from 2010 to 2016.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Large Cap Fund's assets allocated to LSV. Dr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Mar Vista Investment Partners, LLC: Mar Vista Investment Partners, LLC (Mar Vista), located at 11150 Santa Monica Blvd, Suite 320, Los Angeles, California 90025, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Mar Vista. Silas A. Myers, CFA is a co-founder and CEO of Mar Vista and has 32 years of investment experience. Mr. Myers serves as a portfolio manager and research analyst and is a member of the investment team.. Before starting Mar Vista in 2007, Mr. Myers spent seven years as a portfolio manager and analyst at Roxbury Capital Management. Mr. Myers was also an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. Mr. Myers began his career as a vice president and portfolio manager at Utendahl Capital Management. Mr. Myers has a B.A. in psychology and an M.B.A., both from Harvard University. Mr. Myers is also a Robert A. Toigo Foundation Alumnus. Brian L. Massey, CFA is a co-founder and President of Mar Vista and has 31 years of investment experience. He serves as a portfolio manager and research analyst and is a member of the investment team. Prior to starting Mar Vista in 2007, Mr. Massey spent 10 years as both a portfolio manager and analyst, and was Director of Research at Roxbury Capital Management. Before coming to

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Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick's Corporate Finance and Strategic Consulting group. Mr. Massey has a B.S. in economics from Johns Hopkins University and an M.B.A. from The Anderson School of Management at the University of California, Los Angeles.

Cullen Capital Management LLC: Cullen Capital Management LLC (Cullen), located at 645 5th Avenue, Suite 1201, New York, NY 10022, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to Cullen. James Cullen is the founder of Cullen and has been its Chief Executive Officer since December 1982. Jennifer Chang has worked at Cullen since 2006 working as Research Director prior to being promoted to Portfolio Manager in 2014.

LARGE CAP DISCIPLINED EQUITY FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manage the portion of the Large Cap Disciplined Equity Fund's assets allocated to Acadian. Brendan O. Bradley, Ph.D., Executive Vice President, Chief Investment Officer, serves as lead Portfolio Manager to the Large Cap Disciplined Equity Fund. Mr. Bradley joined Acadian in 2004 and previously served as the firm's director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian's Managed Volatility strategies. He is a member of the Acadian Board of Managers and Executive Committee. Ryan D. Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, serves as lead Portfolio Manager to the Large Cap Disciplined Equity Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing.

Ceredex Value Advisors LLC: Ceredex Value Advisors LLC (Ceredex), located at 301 East Pine Street, Suite 500, Orlando, FL 32801, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. Mr. Mills Riddick, CFA, Chief Investment Officer of Ceredex, and Jennifer Graff, CFA, Managing Director manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Ceredex. In 1989, Mr. Riddick joined a predecessor of Trusco Capital Management (Trusco) (now known as Virtus Fund Advisers, LLC), Ceredex's former parent firm. After joining the firm, he assumed a lead client service role and took on portfolio management responsibilities. Mr. Riddick started with the growth strategy and subsequently began working for the large cap value strategy that he manages today. In 1995, Mr. Riddick became the strategy's sole portfolio manager and was appointed head of the Value Equity team. Mr. Riddick held both of these positions without interruption from 1995 until 2008. During this time, Mr. Riddick played a lead role in crafting Trusco's equity investment philosophy and assembling its team of professionals who are dedicated to value equity. Mr. Riddick led Ceredex's transition from an investment boutique integrated within Trusco to an independently managed firm. His efforts contributed to Ceredex's eventual incorporation and registration with the SEC on March 31, 2008. Ms. Graff was promoted to Portfolio Manager and Managing Director on the Large Cap Value strategies effective November 1, 2021. In this role Ms. Graff has joined Mr. Riddick on the portfolio management team on all Large Cap Value products and strategies. Ms. Graff had worked with Mills and the Ceredex investment team for the past twenty years as an analyst. Most recently, Ms. Graff was a director and senior research analyst covering the industrials and materials sectors.

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Coho.

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Peter A. Thompson founded Coho where he is a Partner, the Co-Chief Investment Officer and serves on the firm's Investment Committee and Board of Directors. Mr. Thompson is responsible for maintaining the firm's investment philosophy and process, portfolio management and company research. Mr. Thompson has 39 years of experience in the financial industry. Prior to forming Coho, Mr. Thompson spent 10 years with the investment-counseling firm of Cooke & Bieler, where he had a wide range of research and portfolio responsibilities. In addition to managing stand-alone portfolios, Mr. Thompson played an integral role in the development of three of the firm's mutual funds for which he was also the Portfolio Manager. Mr. Thompson began his investment career with Kidder, Peabody & Company in 1983 where he was involved in research and ultimately promoted to a position of oversight on the firm's Stock Selection and Investment Policy Committees. Mr. Thompson graduated from Princeton University with a Bachelor of Arts degree in Economics and from the University of Virginia's Colgate Darden School of Business Administration with an MBA.

Christopher R. Leonard, CFA, joined Coho in 2012 where he is a Partner and the Co-Chief Investment Officer. In addition to these responsibilities, Mr. Leonard serves a member of the Investment Committee. Mr. Leonard has 26 years of experience in the financial industry. Prior to joining Coho, Mr. Leonard was Vice President at Santa Barbara Asset Management, an affiliate of Nuveen Investments, for five years. While at Santa Barbara, Mr. Leonard was responsible for coverage of the healthcare and consumer staples sectors and served as lead portfolio manager of the firm's mid-cap growth portfolio. Mr. Leonard previously worked at Chesapeake Partners, T. Rowe Price and Paine Webber. Mr. Leonard graduated with distinction from the University of Virginia receiving a Bachelor of Science degree in Commerce with a concentration in Finance. He is a Chartered Financial Analyst® charterholder.

Ruairi G. O'Neill, CFA, joined Coho in 2014 where he is a Partner, a Portfolio Manager and Investment Analyst. In addition to these responsibilities, Mr. O'Neill serves on the Investment Committee. Mr. O'Neill has 28 years of experience in the financial industry. Prior to joining Coho, Mr. O'Neill was the Lead Portfolio Manager on the PNC Large Cap Dividend Focus strategy as well as a Senior Portfolio Manager on the PNC Core, Value and Growth strategies. While at PNC, from 1994 to 2014, Mr. O'Neill rose to the position of Senior Vice President where he initiated the Dividend Focus strategy and managed a team of analysts to ensure adherence to the investment process. In his previous role as Senior Equity Research Analyst, he was responsible for coverage of the healthcare, consumer staples, information technology and industrial sectors. Mr. O'Neill began his career at PFPC Worldwide (part of PNC) as an Investment Accounting Manager in 1994. Mr. O'Neill graduated from the National University of Ireland with a Bachelor of Commerce Degree in Accounting/Finance and received an MBA in Marketing from Saint Joseph's University. He is a Chartered Financial Analyst® charterholder.

Ward Kruse, CFA, joined Coho Partners in 2019 where Mr. Kruse is a Partner, Portfolio Manager and Investment Analyst. In addition, he is a member of the Investment Committee. He has 25 years of experience in the financial industry. Prior to joining Coho, Mr. Kruse spent 20 years working on the Fundamental Equity Team at Goldman Sachs Asset Management. Most recently, he served as a Vice President on the U.S. Value Equity Team in New York. As a research analyst and sector portfolio manager, he conducted primary fundamental research on companies across different sectors and portfolios. He also helped launch ESG strategies and integrate sustainability research into the firm's investment process. Prior to this role, he worked as an Associate on the European Equity Team in Goldman Sachs Asset Management's London office. He began his career as a financial analyst in the Investment Banking Division of the Goldman Sachs Group, Inc. Mr. Kruse graduated summa cum laude from Georgetown University with a Bachelor of Science degree in finance and accounting. He is a Chartered Financial Analyst® charterholder.

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Copeland Capital Management, LLC: Copeland Capital Management, LLC (Copeland), located at 161 Washington Street, Suite 1325, Conshohocken, PA 19428, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Copeland. Mr. Eric Brown, CFA, is the Chief Executive Officer, Principal and a Portfolio Manager at Copeland. Mr. Brown formed Copeland in 2005 and is responsible for research coverage of the Utilities and MLP sectors across all domestic portfolios. While founding Copeland, Mr. Brown developed a proprietary fundamental model to best evaluate dividend growth stocks. Mr. Brown holds a Bachelor of Arts in Political Science from Trinity College in Hartford, CT and also holds the Chartered Financial Analyst (CFA) designation. Mr. Brown is a member of the Boston Security Analysts Society and the American Mensa Society. Mr. Mark Giovanniello, CFA, is the Chief Investment Officer, Principal and Portfolio Manager at Copeland. Mr. Giovanniello joined Copeland in 2009 and is a co-portfolio manager on all Domestic Strategies and the lead manager for the Mid Cap, Smid Cap, and Small Cap Strategies. Mr. Giovanniello holds a Bachelor of Science degree from the Carroll School of Management at Boston College. Mr. Giovanniello also holds the Chartered Financial Analyst (CFA) designation and is a member of the Philadelphia Security Analyst Society. Mr. David McGonigle, CFA, is a Senior Research Analyst, Principal and a Portfolio Manager at Copeland. Mr. McGonigle's primary coverage responsibilities are in the Consumer Discretionary, Financial and Industrial sectors across all domestic portfolios. Mr. McGonigle holds a Bachelor of Science in Business Administration, with a finance concentration, from the E. Claiborne Robins School of Business at the University of Richmond. Mr. McGonigle also holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of Philadelphia. Mr. Jeffrey Walkenhorst, CFA, is a Research Analyst, Principal and a Portfolio Manager at Copeland. Mr. Walkenhorst joined Copeland in 2011 and his primary coverage responsibilities are in the Consumer Staples, Real Estate, and Technology/Telecom sectors across all domestic portfolios. Mr. Walkenhorst holds a Bachelor of Arts degree in Economics from Stanford University. Mr. Walkenhorst also holds the Chartered Financial Analyst (CFA) designation and is a member of the New York Society of Security Analysts. Mr. John Cummings, CFA is a Research Analyst, Principal and a Portfolio Manager at Copeland. Prior to joining Copeland in August 2014, John worked as a summer equity research analyst for Credit Suisse covering the consumer internet sector. Before that, John worked for Copeland Capital as a summer research analyst. During this time, he helped analyze and improve Copeland's quantitative screening methodologies. John holds a BA degree in both Mathematics and Economics with high honors from Haverford College. He also holds the Chartered Analyst (CFA®) designation and is a member of the CFA Society of Philadelphia. Mr. John Cummings, CFA is a Research Analyst, Principal and a Portfolio Manager at Copeland. Prior to joining Copeland in August 2014, Mr. Cummings worked as a summer equity research analyst for Credit Suisse covering the consumer internet sector. Before that, Mr. Cummings worked for Copeland Capital as a summer research analyst. During this time, he helped analyze and improve Copeland's quantitative screening methodologies. Mr. Cummings holds a BA degree in both Mathematics and Economics with high honors from Haverford College. He also holds the Chartered Financial Analyst (CFA®) designation and is a member of the CFA Society of Philadelphia.

Mackenzie Investments Corporation: Mackenzie Investments Corporation (Mackenzie), located at Two International Place, Suite 2320, Boston, MA 02110, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Mackenzie. Mr. Arup Datta, CFA, Senior Vice President, Investment Management, joined Mackenzie in 2017 as the Head of Global Quantitative Equity Team and a Portfolio Manager. Prior to joining Mackenzie, Mr. Datta was the Chief Investment Officer, International Equities, and a Portfolio Manager at AJO, LP from 2012 to 2017. Mr. Datta previously worked at Agriya Investors as President and Portfolio Manager and Numeric Investors as Director of Portfolio Management and Portfolio Manager.

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Mr. Nicholas Tham, CFA, joined Mackenzie in 2017 as Vice President, Investment Management, and Portfolio Manager. Prior to joining Mackenzie, Mr. Tham was a Portfolio Manager at AJO, LP from 2012 to 2017. Mr. Tham previously worked as an Analyst at Agriya Investors and Weiss Asset Management. Mr. Datta and Mr. Tham also hold the Chartered Financial Analyst (CFA) designation.

LARGE CAP INDEX FUND:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at One Iron Street, Boston, Massachusetts 02210, serves as a Sub-Adviser for a portion of the assets of the Large Cap Index Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Large Cap Index Fund allocated to SSGA FM are Karl Schneider, CAIA, Michael Feehily, CFA and Amy Scofield. Mr. Schneider is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/ write, and hedge fund replication. Mr. Schneider is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association. Mr. Feehily is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. Mr. Feehily is also a member of the Senior Leadership Team and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. In his current role, Mr. Feehily is responsible for overseeing the Global Equity Beta Solutions portfolio management team in the Boston office and helping lead the strategic direction of the business. In addition, he contributes to developing new business opportunities, consulting with clients, and running day-to-day business operations. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. Mr. Feehily began his career at State Street in 1993 within the Global Services division, where he was a member of the Performance & Analytics team and was one of the founding members of the firm's Private Edge business which helped to analyze clients' private market investments such as venture capital, corporate finance, and real estate. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. Mr. Feehily received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. Mr. Feehily is also a former member of the FTSE/Russell Index Client Advisory Board and the S&P Index Advisory Committee. Mr. Feehily is registered as an Advising Representative with all Canadian Provincial Securities Commissions under State Street Global Advisor Limited's (Canada) Portfolio Manager registration category. Mr. Feehily currently serves as an Executive Sponsor for the Inclusion & Diversity Talent Acquisition Pillar at SSGA. Ms. Scofield is Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. Ms. Scofield is responsible for the management of various equity index funds, with domestic and international strategies. Ms. Scofield rejoined SSGA in November of 2010, after spending two years at Atlantic Trust Company, a private wealth management firm. In her role at Atlantic Trust Company, Ms. Scofield specialized in asset allocation and performance analysis for high net worth clients. Prior to

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Atlantic Trust Company, Ms. Scofield was a compliance officer at SSGA, where she was responsible for ensuring equity portfolios met specified guidelines. Ms. Scofield also worked as an operations associate in SSGA's International Structured Products Group. Ms. Scofield holds a Bachelor of Arts in Economics from Boston College.

S&P 500 INDEX FUND:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at One Iron Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to the S&P 500 Index Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the S&P 500 Index Fund allocated to SSGA FM are Michael Feehily, CFA, Karl Schneider CAIA and Mark Krivitsky. Mr. Feehily is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. Mr. Feehily is also a member of the Senior Leadership Team and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. In his current role, Mr. Feehily is responsible for overseeing the Global Equity Beta Solutions portfolio management team in the Boston office and helping lead the strategic direction of the business. In addition, he contributes to developing new business opportunities, consulting with clients, and running day-to-day business operations. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. Mr. Feehily began his career at State Street in 1993 within the Global Services division , where he was a member of the Performance & Analytics team and was one of the founding members of the firm's Private Edge business which helped to analyze clients' private market investments such as venture capital, corporate finance, and real estate. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. Mr. Feehily received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. Mr. Feehily is also a former member of the FTSE/Russell Index Client Advisory Board and the S&P Index Advisory Committee. Mr. Feehily is registered as an Advising Representative with all Canadian Provincial Securities Commissions under State Street Global Advisor Limited's (Canada) Portfolio Manager registration category. Mr. Feehily currently serves as an Executive Sponsor for the Inclusion & Diversity Talent Acquisition Pillar at SSGA. Mr. Schneider is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association. Mr. Krivitsky is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group and Tax-Efficient Market Capture Group. Mr. Krivitsky is responsible for managing both U.S. and international index funds and taxable institutional accounts. Mr. Krivitsky's previous experience at SSGA includes affiliation with the firm's U.S. Structured Products Operations Group. Mr. Krivitsky began his tenure at State Street Corporation in the

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Mutual Funds Division in 1992. Mr. Krivitsky has been working in the investment management field since 1991. Mr. Krivitsky holds a Bachelor of Arts in Humanities/Social Sciences from the University of Massachusetts and a Master of Business Administration with a specialization in Finance from the Sawyer School of Management at Suffolk University.

EXTENDED MARKET INDEX FUND:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at One Iron Street, Boston, Massachusetts 02210, serves as a Sub-Adviser for a portion of the assets of the Extended Market Index Fund allocated to SSGA. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Extended Market Index Fund allocated to SSGA FM are Michael Feehily, CFA, Karl Schneider, CAIA and Amy Scofield. Mr. Feehily is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. Mr. Feehily is also a member of the Senior Leadership Team and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. In his current role, Mr. Feehily is responsible for overseeing the Global Equity Beta Solutions portfolio management team in the Boston office and helping lead the strategic direction of the business. In addition, he contributes to developing new business opportunities, consulting with clients, and running day-to-day business operations. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. Mr. Feehily began his career at State Street in 1993 within the Global Services division , where he was a member of the Performance & Analytics team and was one of the founding members of the firm's Private Edge business which helped to analyze clients' private market investments such as venture capital, corporate finance, and real estate. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. Mr. Feehily received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. Mr. Feehily is also a former member of the FTSE/Russell Index Client Advisory Board and the S&P Index Advisory Committee. Mr. Feehily is registered as an Advising Representative with all Canadian Provincial Securities Commissions under State Street Global Advisor Limited's (Canada) Portfolio Manager registration category. Mr. Feehily currently serves as an Executive Sponsor for the Inclusion & Diversity Talent Acquisition Pillar at SSGA. Mr. Schneider is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association. Ms. Scofield is Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. Ms. Scofield is responsible for the management of various equity index funds, with domestic and international strategies. Ms. Scofield rejoined SSGA in November of 2010, after spending two years at Atlantic Trust Company, a private wealth management firm. In her role at Atlantic Trust Company, Ms. Scofield specialized in asset allocation and performance analysis for high net worth clients. Prior to

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Atlantic Trust Company, Ms. Scofield was a compliance officer at SSGA, where she was responsible for ensuring equity portfolios met specified guidelines. Ms. Scofield also worked as an operations associate in SSGA's International Structured Products Group. Ms. Scofield holds a Bachelor of Arts in Economics from Boston College.

SMALL CAP FUND:

Axiom Investors LLC: Axiom Investors LLC (Axiom), located at 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830 serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Axiom. Mr. Matthew Franco, CFA, is the Lead Portfolio Manager for the International Small-Cap Equity Strategy and the Axiom Global and International Small/Micro-Cap Opportunity Funds and Co-Portfolio Manager for the US Small Cap Equity Strategy. Mr. Franco was one of the original investment team members at Axiom's inception in 1998. Prior to Axiom, Mr. Franco was an Associate at Columbus Circle Investors, a unit of PIMCO Advisors LP, where he was an Analyst for the International Fund. Mr. Franco was also affiliated with investment boutique R.L. Renck & Company, a small capitalization company specialist firm. Mr. Franco has the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Mr. Franco holds a B.S., summa cum laude, in Finance with a concentration in Asian Studies from Saint John's University. Mr. David Kim, CFA, is the Lead Portfolio Manager for the Axiom US Small Cap Equity Strategy and Co-Portfolio Manager for the Axiom Global and International Small/Micro-Cap Opportunity and the Axiom Concentrated Global Growth Equity Funds. Prior to joining Axiom, Mr. Kim was a Research Analyst for small and micro-capitalization companies at Pinnacle Associates LTD. Mr. Kim is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Mr. Kim holds a B.S. degree in Business Administration from Georgetown University, with a double major in Finance and International Business. Mr. Kim also attended Georgetown's Corporate Business Program at the Chinese University of Hong Kong.

EAM Investors, LLC: EAM Investors, LLC (EAM Investors), located at 215 Highway 101, Suite 216, Solana Beach, California 92075, serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Montie L. Weisenberger and Travis T. Prentice manage the portion of the Small Cap Fund's assets allocated to EAM Investors. Mr. Weisenberger serves as Managing Director and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since 2007. Mr. Prentice serves as Chief Executive Officer, Chief Investment Officer and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since January 2018.

Los Angeles Capital Management LLC.: Los Angeles Capital Management LLC (Los Angeles Capital), located at 11150 Santa Monica Blvd. Suite 200, Los Angeles, CA 90025, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Los Angeles Capital. Hal W. Reynolds, CFA, Chief Investment Officer and Senior Portfolio Manager, co-founded Los Angeles Capital in 2002. Mr. Reynolds began his investment career in 1982 and earned a B.A. from the University of Virginia and an M.B.A. from University of Pittsburgh. Daniel A. Allen, CFA, CEO, President and Senior Portfolio Manager, joined Los Angeles Capital in 2009. Mr. Allen began his investment career in 1983 and earned a B.B.A. from Pacific Lutheran University and an M.B.A. from University of Chicago Booth School of Business. Kristin Ceglar, CFA, Senior Portfolio Manager and Group Managing Director, joined Los Angeles Capital in 2005 and earned a B.A. from Harvard University.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Fund. Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Small Cap

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Fund's assets allocated to LSV. Dr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 until 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 888 Boylston Street, Suite 1400, Boston, MA 02199, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals, led by Mr. James M. Eysenbach, CFA, Chief Investment Officer, manages the portion of the Small Cap Fund's assets allocated to Martingale. Mr. Eysenbach joined Martingale in 2004. Mr. Eysenbach began managing Martingale's allocated portion of the Fund's portfolio in December 2018.

SMALL CAP II FUND:

ArrowMark Partners: ArrowMark Partners (ArrowMark), which is registered with the SEC as ArrowMark Colorado Holdings, LLC, is located at 100 Fillmore Street, Suite 325, Denver, Colorado 80206 and serves as a Sub-Adviser to the Small Cap II Fund. A team of investment professionals manages the portion of the Small Cap II Fund's assets allocated to ArrowMark. Chad Meade and Brian Schaub joined ArrowMark in May 2013 and serve as Co-Portfolio Managers for ArrowMark's Small Cap Growth and Small/Mid Cap strategies. Mr. Meade, Portfolio Manager, joined ArrowMark Partners in May 2013. Mr. Meade serves as the Co-Portfolio Manager of the Meridian Growth Fund (September 2013-Present) and the Meridian Small Cap Growth Fund (December 2013-Present). Prior to joining ArrowMark, Mr. Meade served as the Co-Portfolio Manager and Executive Vice President of Janus Triton Fund (July 2006-May 2013) and the Janus Venture Fund (July 2010-May 2013). Mr. Schaub, Portfolio Manager, joined ArrowMark in May 2013. Mr. Schaub serves as the Co-Portfolio Manager of the Meridian Growth Fund (September 2013-Present) and the Meridian Small Cap Growth Fund (December 2013-Present). Prior to joining ArrowMark, Mr. Schaub served as the Co-Portfolio Manager and Executive Vice President of Janus Triton Fund (July 2006-May 2013) and the Janus Venture Fund (July 2010-May 2013).

Copeland Capital Management, LLC: Copeland Capital Management, LLC (Copeland), located at 161 Washington Street, Suite 1325, Conshohocken, PA 19428, serves as a Sub-Adviser to the Small Cap II Fund. A team of investment professionals manages the portion of the Small Cap II Fund's assets allocated to Copeland. Mr. Mark Giovanniello, CFA, is the Chief Investment Officer, Principal and Portfolio Manager at Copeland. Mr. Giovanniello joined Copeland in 2009 and is a co-portfolio manager on all Domestic Strategies and the lead manager for the Mid Cap, Smid Cap, and Small Cap Strategies. Mr. Giovanniello holds a Bachelor of Science degree from the Carroll School of Management at Boston College. Mr. Giovanniello also holds the Chartered Financial Analyst (CFA) designation and is a member of the Philadelphia Security Analyst Society. Mr. Eric Brown, CFA, is the Chief Executive Officer, Principal and a Portfolio Manager at Copeland. Mr. Brown formed Copeland in 2005 and is responsible for research coverage of the Utilities and MLP sectors across all domestic portfolios. While founding Copeland, Mr. Brown developed a proprietary fundamental model to best evaluate dividend growth stocks. Mr. Brown holds a Bachelor of Arts in Political Science from Trinity College in Hartford, CT and also holds the Chartered Financial Analyst (CFA) designation. Mr. Brown is a member of the Boston Security Analysts Society and the American Mensa Society. Mr. David McGonigle, CFA, is a Senior Research Analyst, Principal and a Portfolio Manager at Copeland. Mr. McGonigle's primary coverage responsibilities are in the Consumer Discretionary, Financial and Industrial sectors across all

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domestic portfolios. Mr. McGonigle holds a Bachelor of Science in Business Administration, with a finance concentration, from the E. Claiborne Robins School of Business at the University of Richmond. Mr. McGonigle also holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of Philadelphia. Mr. Jeffrey Walkenhorst, CFA, is a Research Analyst, Principal and a Portfolio Manager at Copeland. Mr. Walkenhorst joined Copeland in 2011 and his primary coverage responsibilities are in the Consumer Staples, Real Estate, and Technology/Telecom sectors across all domestic portfolios. Mr. Walkenhorst holds a Bachelor of Arts degree in Economics from Stanford University. Mr. Walkenhorst also holds the Chartered Financial Analyst (CFA) designation and is a member of the New York Society of Security Analysts.

EAM Investors, LLC: EAM Investors, LLC (EAM Investors), located at 215 Highway 101, Suite 216, Solana Beach, California 92075, serves as a Sub-Adviser to a portion of the assets of the Small Cap II Fund. Montie L. Weisenberger and Travis T. Prentice manage the portion of the Small Cap II Fund's assets allocated to EAM Investors. Mr. Weisenberger serves as Managing Director and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since 2007. Mr. Prentice serves as Chief Executive Officer, Chief Investment Officer, and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since January 2018.

Easterly Investment Partners LLC: Easterly Investment Partners LLC (EIP), located at 138 Conant Street, Beverly, Massachusetts, 01915 serves as a Sub-Adviser to the Small Cap II Fund. A team of investment professionals manages the portion of the Small Cap II Fund's assets allocated to EIP. Joshua Schachter, CFA is a Senior Portfolio Manager at EIP. Prior to EIP's acquisition of Snow Capital Management (SCM) in 2021, Mr. Schachter had been with SCM since the firm's inception in 2001. Mr. Schachter's responsibilities include research, selection and portfolio management. Philip Greenblatt, CFA is a Portfolio Manager and Senior Analyst at EIP. Mr. Greenblatt joined SCM in 2011 and was appointed to his current role in 2020.

Leeward Investments, LLC: Leeward Investments, LLC (Leeward), located at One Boston Place, 201 Washington Street, 29th Floor, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Small Cap II Fund. The portion of the Small Cap II Fund's assets managed by Leeward is managed by R. Todd Vingers. CFA, President and Portfolio Manager, and Jay C. Willadsen, CFA, Portfolio Manager. Mr. Vingers is the President of Leeward, and also serves as the Head of the Investment Team and as a Portfolio Manager. Prior to joining Leeward, he spent 20 years at LMCG Investments, LLC, where he established the Value team in 2002 and served as a Managing Director. Mr. Vingers has over 32 years of investment experience. Mr. Willadsen is a Portfolio Manager at Leeward. Prior to joining Leeward, he spent 19 years at LMCG Investments, LLC, most recently as a Portfolio Manager. Mr. Willadsen has over 24 years of investment experience.

Los Angeles Capital Management LLC: Los Angeles Capital Management LLC (Los Angeles Capital), located at 11150 Santa Monica Blvd. Suite 200, Los Angeles, CA 90025, serves as a Sub-Adviser to the Small Cap II Fund. A team of investment professionals manages the portion of the Small Cap II Fund's assets allocated to Los Angeles Capital. Hal W. Reynolds, CFA, Chief Investment Officer and Senior Portfolio Manager, co-founded Los Angeles Capital in 2002. Mr. Reynolds began his investment career in 1982 and earned a B.A. from the University of Virginia and an M.B.A. from University of Pittsburgh. Daniel A. Allen, CFA, CEO, President and Senior Portfolio Manager, joined Los Angeles Capital in 2009. Mr. Allen began his investment career in 1983 and earned a B.B.A. from Pacific Lutheran University and an M.B.A. from University of Chicago Booth School of Business. Kristin Ceglar, CFA, Senior Portfolio Manager and Group Managing Director, joined Los Angeles Capital in 2005 and earned a B.A. from Harvard University.

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SMALL/MID CAP EQUITY FUND:

ArrowMark Partners: ArrowMark Partners (ArrowMark), which is registered with the SEC as ArrowMark Colorado Holdings, LLC, is located at 100 Fillmore Street, Suite 325, Denver, Colorado 80206 and serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to ArrowMark. Chad Meade and Brian Schaub joined ArrowMark in May 2013 and serve as Co-Portfolio Managers for ArrowMark's Small Cap Growth and Small/Mid Cap strategies. Mr. Meade, Portfolio Manager, joined ArrowMark Partners in May 2013. Mr. Meade serves as the Co-Portfolio Manager of the Meridian Growth Fund (September 2013-Present) and the Meridian Small Cap Growth Fund (December 2013-Present). Prior to joining ArrowMark, Mr. Meade served as the Co-Portfolio Manager and Executive Vice President of Janus Triton Fund (July 2006-May 2013) and the Janus Venture Fund (July 2010-May 2013). Mr. Schaub, Portfolio Manager, joined ArrowMark in May 2013. Mr. Schaub serves as the Co-Portfolio Manager of the Meridian Growth Fund (September 2013-Present) and the Meridian Small Cap Growth Fund (December 2013-Present). Prior to joining ArrowMark, Mr. Schaub served as the Co-Portfolio Manager and Executive Vice President of Janus Triton Fund (July 2006-May 2013) and the Janus Venture Fund (July 2010-May 2013).

Axiom Investors LLC: Axiom Investors LLC (Axiom), located at 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830 serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Axiom. Mr. Matthew Franco, CFA, is the Lead Portfolio Manager for the International Small-Cap Equity Strategy and the Axiom Global and International Small/Micro-Cap Opportunity Funds and Co-Portfolio Manager for the US Small Cap Equity Strategy. Mr. Franco was one of the original investment team members at Axiom's inception in 1998. Prior to Axiom, Mr. Franco was an Associate at Columbus Circle Investors, a unit of PIMCO Advisors LP, where he was an Analyst for the International Fund. Mr. Franco was also affiliated with investment boutique R.L. Renck & Company, a small capitalization company specialist firm. Mr. Franco has the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Mr. Franco holds a B.S., summa cum laude, in Finance with a concentration in Asian Studies from Saint John's University. Mr. David Kim, CFA, is the Lead Portfolio Manager for the Axiom US Small Cap Equity Strategy and Co-Portfolio Manager for the Axiom Global and International Small/Micro-Cap Opportunity and the Axiom Concentrated Global Growth Equity Funds. Prior to joining Axiom, Mr. Kim was a Research Analyst for small and micro-capitalization companies at Pinnacle Associates LTD. Mr. Kim is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Mr. Kim holds a B.S. degree in Business Administration from Georgetown University, with a double major in Finance and International Business. Mr. Kim also attended Georgetown's Corporate Business Program at the Chinese University of Hong Kong.

Cardinal Capital Management, L.L.C.: Cardinal Capital Management, L.L.C. (Cardinal), located at Four Greenwich Office Park, Greenwich, Connecticut 06831 serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund allocated to Cardinal. Eugene Fox, Robert Kirkpatrick, CFA, and Rachel Matthews have all been with Cardinal for more than 20 years. Robert Fields has been in the investment industry since 1998. Prior to joining Cardinal in 2013, Mr. Fields was a Partner and Portfolio Manager for two years at Ana Capital Management, a long-biased opportunistic value investment firm. Previously, he was a Partner and Director of Research at Breeden Capital Management, a concentrated, long-only investment firm and an analyst covering value equities and distressed debt at MFP Investors, the personal investment firm of Michael F. Price.

Copeland Capital Management, LLC: Copeland Capital Management, LLC (Copeland), located at 161 Washington Street, Suite 1325, Conshohocken, PA 19428, serves as a Sub-Adviser to the Small/Mid Cap

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Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Copeland. Mr. Mark Giovanniello, CFA, is the Chief Investment Officer, Principal and Portfolio Manager at Copeland. Mr. Giovanniello joined Copeland in 2009 and is a co-portfolio manager on all Domestic Strategies and the lead manager for the Mid Cap, Smid Cap and Small Cap Strategies. Mr. Giovanniello holds a Bachelor of Science degree from the Carroll School of Management at Boston College. Mr. Giovanniello also holds the Chartered Financial Analyst (CFA) designation and is a member of the Philadelphia Security Analyst Society. Mr. Eric Brown, CFA, is the Chief Executive Officer, Principal and a Portfolio Manager at Copeland. Mr. Brown formed Copeland in 2005 and is responsible for research coverage of the Utilities and MLP sectors across all domestic portfolios. While founding Copeland, Mr. Brown developed a proprietary fundamental model to best evaluate dividend growth stocks. Mr. Brown holds a Bachelor of Arts degree in Political Science from Trinity College in Hartford, CT and also holds the Chartered Financial Analyst (CFA) designation. Mr. Brown is a member of the Boston Security Analysts Society and the American Mensa Society. Mr. David McGonigle, CFA, is a Senior Research Analyst, Principal and a Portfolio Manager at Copeland. Mr. McGonigle's primary coverage responsibilities are in the Consumer Discretionary, Financial and Industrial sectors across all domestic portfolios. Mr. McGonigle holds a Bachelor of Science in Business Administration, with a finance concentration, from the E. Claiborne Robins School of Business at the University of Richmond. Mr. McGonigle also holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of Philadelphia. Mr. Jeffrey Walkenhorst, CFA, is a Research Analyst, Principal and a Portfolio Manager at Copeland. Mr. Walkenhorst joined Copeland in 2011 and his primary coverage responsibilities are in the Consumer Staples, Real Estate, and Technology/Telecom sectors across all domestic portfolios. Mr. Walkenhorst holds a Bachelor of Arts degree in Economics from Stanford University. Mr. Walkenhorst also holds the Chartered Financial Analyst (CFA) designation and is a member of the New York Society of Security Analysts.

Jackson Creek Investment Advisors LLC: Jackson Creek Investment Advisors LLC (Jackson Creek), located at 115 Wilcox Street, Suite 220, Castle Rock, CO 80104, serves as a Sub-Adviser to the Small-Mid Cap Equity Fund. John R. Riddle, CFA, Chief Investment Officer/Managing Member, manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Jackson Creek. Mr. Riddle is responsible for portfolio management, investment research and quantitative analysis. Previously, Mr. Riddle was an equity owner at 361 Capital LLC where he served as a Portfolio Manager and Chief Investment Officer. Prior to that, Mr. Riddle was a majority owner, one of the founding principals and a Managing Member of BRC Investment Management LLC, which was acquired by 361 Capital LLC on October 31, 2016. At BRC Investment Management LLC, Mr. Riddle served as the Managing Principal and Chief Investment Officer from its inception in May of 2005 until its acquisition by 361 Capital LLC. Mr. Riddle has over 30 years of investment management experience and previously held the positions of President and Chief Investment Officer at Duff & Phelps Investment Management Co.; Chief Executive Officer and Chief Investment Officer with Capital West Asset Management LLC; Director of Research and Portfolio Management with US West, Inc.; Portfolio Manager with GTE Investment Management, Inc.; and Senior Financial Analyst with GTE, Inc. Mr. Riddle received an MBA from the University of Connecticut and a Bachelor of Arts in Finance from the University of Hawaii. Mr. Riddle holds the designation of Chartered Financial Analyst and is a member of the Denver Society of Security Analysts and the CFA Institute.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA manage the portion of the Small/Mid Cap Equity Fund's assets allocated to LSV. Dr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994.

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Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 until 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014.

U.S. MANAGED VOLATILITY FUND:

Allspring Global Investments, LLC: Allspring Global Investments, LLC (Allspring Investments), located at 525 Market Street, 12th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. Allspring Investments is an affiliate of Allspring Funds Management, LLC and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L. P. A team of investment professionals at the Analytic Investors team at Wells Fargo Asset Management (WFAM) manages the portion of the U.S. Managed Volatility Fund's assets allocated to Allspring Investments. Harindra (Harin) de Silva, Portfolio Manager, focuses on the ongoing research effort for equity and factor-based asset allocation strategies. He joined Analytic Investors in 1995. Mr. de Silva has authored several articles and studies on finance-related topics including stock market anomalies, market volatility and asset valuation. Mr. de Silva earned a bachelor's degree in mechanical engineering from the University of Manchester Institute of Science and Technology, an MBA in finance and master's degree in econometrics from the University of Rochester, and a Ph.D. in finance from the University of California, Irvine. He has earned the right to use the CFA designation. Ryan Brown, Portfolio Manager, is responsible for the day-to-day portfolio management and trading for U.S. equity-based investment strategies. Mr. Brown also contributes to the ongoing research efforts of these strategies. Prior to joining Analytic Investors in 2007, Mr. Brown worked for Beekman Capital Management, in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Mr. Brown earned a bachelor's degree in economics from Brigham Young University, and a master's degree in finance from the University of Utah. He has earned the right to use the CFA designation.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. Josef Lakonishok, Ph.D, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA and Jason Karceski, Ph.D. manage the portion of the U.S. Managed Volatility Fund's assets allocated to LSV. Dr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 until 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014. Dr. Karceski has served previously as a Senior Research Analyst since 2009 and, currently, as a Partner since 2012 and Portfolio Manager since 2014.

GLOBAL MANAGED VOLATILITY FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manage the portion of the Global Managed Volatility Fund's assets allocated to

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Acadian. Brendan O. Bradley, Ph.D., Executive Vice President, Chief Investment Officer, serves as lead portfolio manager to the Global Managed Volatility Fund. Mr. Bradley joined Acadian in 2004 and has previously served as the firm's director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian's Managed Volatility strategies. He is a member of the Acadian Board of Managers and Executive Committee. Ryan D. Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, serves as lead portfolio manager to the Global Managed Volatility Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Mark Birmingham, Senior Vice President, Lead Portfolio Manager, Managed Volatility, serves as back-up portfolio manager to the Global Managed Volatility Fund. Mr. Birmingham joined the firm in 2013 to work on Acadian's managed volatility strategies and was previously a Vice President and Quantitative Analyst within the Quantitative Investment Group at Wellington Management Co.

Allspring Global Investments, LLC: Allspring Global Investments, LLC (Allspring Investments), located at 525 Market Street, 12th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Global Managed Volatility Fund. Allspring Investments is an affiliate of Allspring Funds Management, LLC and wholly owned subsidiary of Allspring Global Investments, Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L. P. A team of investment professionals at the Analytic Investors team at Wells Fargo Asset Management (WFAM) manages the portion of the Global Managed Volatility Fund's assets allocated to Allspring Investments. Harindra (Harin) de Silva, Portfolio Manager, focuses on the ongoing research effort for equity and factor-based asset allocation strategies. He joined Analytic Investors in 1995. Mr. de Silva has authored several articles and studies on finance-related topics including stock market anomalies, market volatility and asset valuation. Mr. de Silva earned a bachelor's degree in mechanical engineering from the University of Manchester Institute of Science and Technology, an MBA in finance and master's degree in econometrics from the University of Rochester, and a Ph.D. in finance from the University of California, Irvine. He has earned the right to use the CFA designation. David Krider, Portfolio Manager, is responsible for the ongoing research and development of global equity-based investment strategies as well as the day-to-day trading of global portfolios. Prior to joining Analytic Investors in 2003, Mr. Krider was founder and Chief Technology Officer of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a Research Associate at First Quadrant before leaving to start his own firm. Mr. Krider earned a bachelor's degree in economics and computer science from the California Institute of Technology. He has earned the right to use the CFA designation.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Global Managed Volatility Fund. Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA and Jason Karceski, Ph.D. manage the portion of the Global Managed Volatility Fund's assets allocated to LSV. Dr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014. Dr. Karceski has served previously as a Senior Research Analyst since 2009 and, currently, as a Partner since 2012 and Portfolio Manager since 2014.

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WORLD SELECT EQUITY FUND:

AS Trigon Asset Management: AS Trigon Asset Management (AS Trigon), located at Pärnu mnt 18, Tallinn, Estonia 10141, serves as a Sub-Adviser to the World Select Equity Fund. A team of investment professionals, led by Mehis Raud, Portfolio Manager and Management Board Member, manages the portion of the World Select Equity Fund's assets allocated to AS Trigon. Mr. Raud has 21 years of industry experience with 19 of the most recent years being with AS Trigon. Mr. Raud serves as the Management Board Member of AS Trigon and is the manager of TRIGON-New Europe Fund as well as the manager for regional mandates. Mr. Raud has been the Portfolio Manager of AS Trigon since 2007 and, on a daily basis, is backed by a team of analysts and other specialists.

Fiera Capital Inc. & StonePine Asset Management Inc.: Fiera Capital Inc. (Fiera), located at 375 Park Avenue, 8th Floor, New York, New York 10152, serves as a contractual Sub-Adviser to the World Select Equity Fund. Fiera has in turn delegated the investment management of the Fund to a team of investment professionals at StonePine Asset Management Inc. (StonePine), located at 1981 McGill College Avenue, Suite 1600, Montreal, QC, Canada H3A 2Y1. StonePine is a specialist global equity manager founded in 2021 that is 100% employee owned and is a registered Investment Adviser with the Securities Exchange Commission. StonePine is focused exclusively on helping clients achieve their financial goals by investing in what StonePine believes to be high quality companies worldwide. StonePine had approximately CAN$60 billion in assets under management as of January 31, 2022 and is led by Nadim Rizk, CFA. Mr. Rizk is the Chief Executive Officer, Chief Investment Officer and Lead Portfolio Manager of StonePine. Mr. Rizk has over 24 years of industry experience and founded StonePine in 2021. Prior experiences include positions as Lead Portfolio Manager, Head of Global Equities, Lead Manager for U.S. and Global Equity portfolios, as well as Senior Global Research Analyst positions at some of Canada's leading investment management firms, including Fiera Capital Corporation (FCC), which he joined in 2009. Mr. Rizk graduated from the American University of Beirut with a Bachelor of Business Administration, majoring in Finance. Mr. Rizk later obtained an M.B.A. from McGill University and also obtained the Chartered Financial Analyst designation. Andrew Chan, CIM, is the Head of Research at StonePine. Mr. Chan has over 18 years of industry experience. Prior experiences include Director of Research and senior analyst positions for U.S. and global equities at leading investment management firms, most recently with FCC, which he joined in 2009. Mr. Chan graduated from McGill University with a Bachelor of Commerce, majoring in Finance. Mr. Chan later obtained a Master of Science in Finance from HEC Montréal. Mr. Chan can act as portfolio manager if Mr. Rizk is unable to do so.

Fondsmæglerselskabet Maj Invest A/S: Fondsmæglerselskabet Maj Invest A/S (Maj Invest), located at 18 Gammeltorv, DK 1457 Copenhagen K, Denmark, serves as a Sub-Adviser to the World Select Equity Fund. A team of investment professionals manages the portion of the World Select Equity Fund's assets allocated to Maj Invest. Mr. Kurt Kara joined Maj Invest in 2004. Mr. Kara is the Head of the Global Value Equities and has been responsible for managing the Global Value Equities strategy since its inception. Prior to joining Maj Invest, Mr. Kara worked as an equity strategist at Danske Bank. Previously, Mr. Kara held a position as Portfolio Manager at Danske Capital for the Danske Invest Latin American Equities Fund. Mr. Kara graduated with a Master of Science in Economics from the University of Copenhagen in 1997. Mr. Ulrik Jensen joined Maj Invest in 2006 as a Senior Portfolio Manager with co-responsibility for managing the Global Value equities strategy. Prior to joining Maj Invest, Mr. Jensen worked as an analyst and a portfolio manager at Sparbank, responsible for managing the bank's treasury holdings. Mr. Jensen graduated with a Bachelor of Science in Business Administration from Aalborg University in 1996 and graduated with a Master of Science in Business Economics from Aalborg University in 2000. Mr. Rasmus Quist Pedersen joined Maj Invest in 2015 as Junior Analyst and has since been part of the Global Value equities team. Prior to joining Maj Invest,

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Mr. Quist Pedersen had a part-time job with Jyske Bank, while doing his studies. In 2016 Mr. Quist Pedersen graduated from Copenhagen Business School with a Master Science in Business Economics. In 2019 Mr. Quist Pedersen became Portfolio Manager.

Intech Investment Management LLC: Intech Investment Management LLC (Intech), located at 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the World Select Equity Fund. Dr. Adrian Banner, Chief Investment Officer, manages the portion of the World Select Equity Fund's assets allocated to Intech. Dr. Banner sets a policy for the investment strategy and implements and supervises the optimization process. Dr. Banner has been Chief Investment Officer since January 1, 2012, and in November 2012, assumed the role as Chief Executive Officer in addition to his role as Chief Investment Officer. On March 31, 2022, Dr. Banner transitioned his CEO responsibilities to a new CEO, but continued his role as Chief Investment Officer, dedicating his focus to portfolio management and research. Previously, Dr. Banner was Co-Chief Investment Officer beginning January 2009, Senior Investment Officer from September 2007 to January 2009, and joined Intech in August 2002 as Director of Research. Dr. Vassilios Papathanakos was appointed Deputy Chief Investment Officer in November 2012. Prior to that, Dr. Papathanakos was Director of Research since July 2007, and he joined the firm in October 2006 as Associate Director of Research.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the World Select Equity Fund. Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA and Jason Karceski, Ph.D. manage the portion of the World Select Equity Fund's assets allocated to LSV. Dr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served previously as a Senior Quantitative Analyst from 1995 until 2013 and, currently, as a Portfolio Manager and Partner since 1998. Mr. Mansharamani has served previously as a Quantitative Analyst from 2000 to 2013 and, currently, as a Partner and Portfolio Manager since 2006. Mr. Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a Partner since 2012 and Portfolio Manager since 2014. Mr. Lakonishok has served previously as a Quantitative Analyst since 2009 and, currently, as a Partner since 2013 and Portfolio Manager since 2014. Dr. Karceski has served previously as a Senior Research Analyst since 2009 and, currently, as a Partner since 2012 and Portfolio Manager since 2014.

Mackenzie Investments Corporation: Mackenzie Investments Corporation (Mackenzie), located at Two International Place, Suite 2320, Boston, MA 02110, serves as a Sub-Adviser to the World Select Equity Fund. A team of investment professionals manages the portion of the World Select Equity Fund's assets allocated to Mackenzie. Mr. Arup Datta, CFA, Senior Vice President, Investment Management, joined Mackenzie in 2017 as the Head of Global Quantitative Equity Team and a Portfolio Manager. Prior to joining Mackenzie, Mr. Datta was the Chief Investment Officer, International Equities and a Portfolio Manager at AJO, LP from 2012 to 2017. Mr. Datta previously worked at Agriya Investors as President and Portfolio Manager and Numeric Investors as Director of Portfolio Management and Portfolio Manager. Mr. Nicholas Tham, CFA, joined Mackenzie in 2017 as Vice President, Investment Management and Portfolio Manager. Prior to joining Mackenzie, Mr. Tham was a Portfolio Manager at AJO, LP from 2012 to 2017. Mr. Tham previously worked as an Analyst at Agriya Investors and Weiss Asset Management. Mr. Datta and Mr. Tham also hold the Chartered Financial Analyst (CFA) designation.

Metropole Gestion SA: Metropole Gestion SA (Metropole), located at 12, boulevard de la Madeleine, 75009 Paris, France, serves as a Sub-Adviser to the World Select Equity Fund. A team of investment professionals manages the portion of the World Select Equity Fund's assets allocated to Metropole. The team

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is led by Isabel Levy, Ingrid Trawinski, Cédric Hereng, Fredrik Berenholt, CFA, Markus Maus, Thibault Moureu, CFA and Jérémy Gaudichon. Ms. Levy, Managing Director and Chief Investment Officer, co-founded Metropole in 2002. Prior to joining Metropole, between 1998 and 2002, Ms. Levy was the Head of European Fund Management at CCR Actions, a Commerzbank subsidiary. Prior to that, Ms. Levy was a mutual fund manager at Dexia AM and at BTP Investissements, and a Portfolio Manager for a Japanese equity fund at BAII in the BNP Group. Ms. Levy earned her Master's degree in Economics and her post-graduate degree in Currency, Banking and Finance from Paris Pantheon-Sorbonne University. Ms. Levy has been a member of the French Financial Analysts' Society since 2001. Ms. Trawinski, Managing Director, Co-Chief Investment Officer, joined Metropole in 2007 and was appointed Managing Director in 2019 (former Deputy Managing Director since 2015). Prior to joining Metropole, Ms. Trawinski worked as a European equity Portfolio Manager at Prado Epargne Gestion. From 2003 to 2005, Ms. Trawinski worked at Sogeposte. Ms. Trawinski started her career as a European equities Portfolio Manager at CCF in 2000, after three years of working as a buy-side Analyst and Manager of a fund focused on financial groups at CPR Gestion. Ms. Trawinski graduated from the Grenoble Political Studies Institute and earned her Master's degree and her post-graduate degree in Finance from Grenoble II University. Ms. Trawinski graduated from the French Financial Analysts' Society in 2000. Mr. Hereng, Deputy Managing Director, Co-Chief Investment Officer, joined Metropole in 2005 and was appointed Deputy Managing Director in 2018. Prior to joining Metropole, between 1999 and 2005, Mr. Hereng worked as an Assistant Portfolio Manager at Fortis Investment Management and as a European equity Portfolio Manager at HSBC Asset Management Europe. Mr. Hereng earned his Master's degree in Economics from Paris Pantheon-Sorbonne University and his post-graduate degree in Currency, Finance and Banking from Paris Pantheon-Assas University. Mr. Hereng graduated from the French Financial Analysts' Society in 2002. Mr. Berenholt, Portfolio Manager, joined Metropole in 2006. Mr. Berenholt worked as the Head of Equities Management at SCOR, a French reinsurance company. Mr. Berenholt previously worked at the same company as an equity fund Manager from 1999 to 2004 and before that, as a Non-Life Insurance Policy Agent for the Nordic and Baltic States. Mr. Berenholt is a CFA Charterholder. Mr. Maus, Portfolio Manager, joined Metropole in 2003. Previously, between 1999 and 2003, Mr. Maus worked as a Portfolio Manager in Germany at Commerzbank in Frankfurt and at FIVV AG in Munich. In 1999, Mr. Maus was a Mechanical Engineer at Kaiserslautern University. Mr. Maus earned his degree in Business Administration and Engineering from the University of Brussels and his European Financial Analyst Degree from the University of Kaiserslautern. Mr. Maus is a member of the German Society of Investment Professionals. Mr. Moureu, Portfolio Manager, joined Metropole in 2014. Prior to joining Metropole, Mr. Moureu worked as a European equity buy-side Analyst at Tocqueville Finance SA, starting in 2006. Mr. Moureu earned his Master's degree in Applied Economics & Business Management from Paris-Dauphine University, his Master's degree in Economics & Business Administration from Barcelona Autonomous University, and his Master's in Science of Management from the EM Lyon Business School. Mr. Moureu is a CFA Charterholder. Mr. Gaudichon, Portfolio Manager, joined Metropole in 2015 after working as a Portfolio Manager in KBL Richelieu's European Equities Management team since 2010. Mr. Gaudichon previously worked within KBL Richelieu, heading up the trading desk from 2008 to 2010. Prior to that Mr. Gaudichon worked in the same capacity within Richelieu Finance from 2001 to 2008. Mr. Gaudichon graduated from Paris Finance and Management School. Mr. Gaudichon graduated from the French Financial Analysts' Society in 2017.

Poplar Forest Capital LLC: Poplar Forest Capital LLC (Poplar Forest), located at 225 S. Lake Avenue, Suite 950, Pasadena, CA 91101-4703, serves as a Sub-Adviser to the World Select Equity Fund. A team of investment professionals manages the portion of the World Select Equity Fund's assets allocated to Poplar Forest. J. Dale Harvey is CEO, Chief Investment Officer and Portfolio Manager for Poplar Forest Capital LLC. In addition to his leadership of Poplar Forest, Mr. Harvey is one of the portfolio managers responsible for the

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day-to-day management of the firm's Partners Strategy and co-portfolio manager for the firm's Balanced Strategy. Prior to founding Poplar Forest in 2007, Mr. Harvey spent 16 years managing portfolios and performing investment analysis for The Capital Group Companies where, upon his departure, he served as a portfolio counselor for five American Funds mutual fund sub-accounts collectively accounting for over $20 billion of client assets. In addition to his investment responsibilities, Mr. Harvey was also involved in a number of management and oversight roles within the mutual fund arm of The Capital Group Companies. Mr. Harvey received a B.S. in Commerce with honors from the University of Virginia and a Master of Business Administration with honors from Harvard University prior to joining The Capital Group Companies. Mr. Derek S. Derman serves as Portfolio Manager for the firm's Fusion Strategy (previously known as the Large Cap Quantamental Value Strategy) and Co-Portfolio Manager for the firm's Partners and Balanced Strategies. As Co-Portfolio Manager Mr. Derman is responsible for the day-to-day management of the Partners and Cornerstone Strategies. Mr. Derman joined Poplar Forest Capital LLC in 2011. Prior to joining, Mr. Derman spent 16 years in the financial services industry including six years as a managing director and co-portfolio manager at Trust Company of the West. Mr. Derman also spent two years with Wedbush Securities as a financial services analyst and four years with Provident Investment Counsel as a senior vice president and co-portfolio manager on the Large Cap Flexible Growth and Concentrated Growth Funds. Mr. Derman received a B.A. in Economics from the University of California, San Diego in 1991 and a Master of Business Administration from the S.C. Johnson Graduate School of Management at Cornell University in 1995. Since 1997, Mr. Derman has held the designation of Chartered Financial Analyst.

Rhicon Currency Management Pte Ltd: Rhicon Currency Management Pte Ltd (Rhicon), located at 49 Duxton Road, #02-01, Singapore, 089513, serves as a Sub-Adviser to the World Select Equity Fund. A team of investment professionals manages the portion of the World Select Equity Fund's assets allocated to Rhicon. The team is led by Christopher Brandon, Peter Jacobson and Erik Bjåstad. Mr. Brandon, Principal and Portfolio Manager, co-founded Rhicon in 2001. Prior to co-founding Rhicon, from 1999 to 2001, Mr. Brandon worked as a Proprietary Trader and as the Senior Technical Analyst in Asia for UBS Warburg Singapore, providing technical expertise to the bank's major institutional customers. Prior to that, Mr. Brandon worked as a Senior Currency Trader at SBC Warburg London and at Swiss Bank Corporation in Geneva. Mr. Jacobson, Principal and Portfolio Manager, co-founded Rhicon in 2001. Prior to founding Rhicon, Mr. Jacobson headed the European currency desk at Goldman Sachs International Finance in London, where he relocated to expand and develop the JPY currency desk for Goldman Sachs' International Bank in Tokyo. Mr. Jacobson previously worked at Swiss Bank Corporation in Geneva and at Citibank Sydney. Mr. Bjåstad, Portfolio Manager, joined Rhicon in April 2014. Prior to joining Rhicon, Mr. Bjåstad joined Vattenfall Energy Trading in Stockholm where he traded FX and energy commodities on a proprietary basis, as well as managing the firm's FX risk arising from commodity trading activities. Previously, Mr. Bjåstad worked at Wilh. Wilhelmsen ASA, and Siemens in Oslo.

Sompo Asset Management Co., Ltd.: Sompo Asset Management Co., Ltd. (Sompo AM), located at Kyoritsu Nihonbashi Bldg., 2-2-16 Nihonbashi, Chuo-Ku, Tokyo, Japan 1030027, serves as a Sub-Adviser to the World Select Equity Fund. A team of investment professionals manages the portion of the World Select Equity Fund's assets allocated to Sompo AM. Mr. Kenji Ueno has 30 years of industry experience, including analysis and management of Japanese equity portfolios. Joining Sompo AM in 1997, Mr. Ueno is the longest-tenured member of the Japanese Equity Group. Prior to joining Sompo AM, Mr. Ueno was at Okasan Securities as a Metals Sector Analyst. Mr. Shigeo Sugawara has been with Sompo AM since 2001. Mr. Sugawara has 27 years of industry experience. Prior to joining Sompo AM, Mr. Sugawara was at The Sakura Bank (currently, Sumitomo Mitsui Banking Corporation).

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Towle & Co: Towle & Co (Towle), located at 50 S. Steele St. Ste. 1000, Denver, CO 80209, serves as a Sub-Adviser to the World Select Equity Fund. A team of investment professionals manages the portion of the World Select Equity Fund's assets allocated to Towle. Mr. Christopher D. Towle, President, Chief Executive Officer & Portfolio Manager, joined Towle in 1994. Previously, Mr. C. Towle served as a General Manager of H.H. Brown Shoe Co., Inc., an operating subsidiary of Berkshire Hathaway, with full line responsibility for a division of the company. Mr. C. Towle started his professional career as a Senior Credit Analyst at Manufacturers Hanover Trust in New York City. Mr. Peter J. Lewis, CFA, Portfolio Manager, has been a member of the Towle team since 2001. Prior to Towle, Mr. Lewis was President of Principle Research, Inc. From 1991 to 1998, Mr. Lewis was a Partner and department leader at Edward Jones & Co., where he developed a seven-person research team responsible for determining the suitability of all products sold by the company. Before 1991, Mr. Lewis worked as a Senior Credit Analyst for three years at the Bank of New York. Mr. James M. Shields, CFA, Head of Private Funds & Portfolio Manager, joined Towle in 2013. Previously, Mr. Shields was a Manager at Deloitte Financial Advisory Services and an Analyst at Marshall & Stevens in the Business and Intangible Asset Valuation groups. While at these organizations, Mr. Shields managed a team of analysts, valued privately held companies, and valued intangible assets for multinational transactions. Mr. Wesley R. Tibbetts, CFA, Portfolio Manager, joined Towle in 2010. Prior to Towle, Mr. Tibbetts was an analyst at Lehman Brothers under the Private Equity division and at Neuberger Berman within the NB Alternatives group. While at these organizations, Mr. Tibbetts analyzed buyout, venture capital and distressed debt funds as a part of his group's private equity fund of funds platform. In addition, Mr. Tibbetts shared duties in the analysis, management and reporting of a listed private equity fund. Mr. G. Lukas Barthelmess, Portfolio Manager, has been a member of the Towle team since 2018. Previously, Mr. Barthelmess was an analyst at Kinderhook Partners, an employee-owned investment manager that invests globally in public and private companies. While at Kinderhook, he analyzed search funds, micro-cap and small-cap stocks, and leveraged control investments.

WORLD EQUITY EX-US FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to Acadian. Brendan O. Bradley, Ph.D., Executive Vice President, Chief Investment Officer, serves as lead portfolio manager to the World Equity Ex-US Fund. Mr. Bradley joined Acadian in 2004 and has previously served as the firm's director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian's Managed Volatility strategies. He is a member of the Acadian Board of Managers and Executive Committee. Ryan D. Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, serves as lead portfolio manager to the World Equity Ex-US Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing.

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 150 4th Avenue North, Nashville, Tennessee, 37219, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals at AllianceBernstein manages the portion of the World Equity Ex-US Fund's assets allocated to AllianceBernstein. Avi Lavi, an AllianceBernstein Partner, was appointed Chief Investment Officer of Global and International Value Equities in March 2016 and has also been Portfolio Manager for Global Research Insights since May 2016. Mr. Lavi has been a member of the Cross Border team since early 2012. Previously, Mr. Lavi served as co-CIO of Global Value Equities (since July 2014) and global director of Value Research (since early 2012). From 2006 to 2012, he was CIO of UK and European Value Equities, and director of

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research for UK and European Value Equities from 2000 to 2006, during which time he helped establish AllianceBernstein's first research operation based outside the US. Tawhid Ali was appointed Portfolio Manager of Global and International Value Equities in March 2016 and has also been Portfolio Manager for Global Research Insights since May 2016. Mr. Ali has also served as Chief Investment Officer of European Value Equities since 2012 and became the division's Director of Research in 2008.

Allspring Global Investments, LLC: Allspring Global Investments, LLC (Allspring Investments), located at 525 Market Street, 12th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the World Equity Ex-US Fund. Allspring Investments is an affiliate of Allspring Funds Management, LLC and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. A team of investment professionals, led by Dale Winner, CFA, Lead Portfolio Manager, and Venkateshwar (Venk) Lal, Co-Portfolio Manager and Head of EverKey Investment Risk and Strategy, manages the portion of the World Equity Ex-US Fund's assets allocated to Allspring Investments. Mr. Winner currently serves as a Lead Portfolio Manager. He joined WFAM in 2012 from EverKey Global Partners, where he served as a founding partner since 2007 and was involved in both research (senior analyst/Europe) and portfolio management. Prior to joining EverKey, Dale served as senior vice president, portfolio manager, and research analyst with Templeton Global Advisors Limited. In addition, he served as the coordinator for the Global Financials team and had direct research responsibility for global diversified financials. At various times during his career at Templeton, Dale had research responsibilities for the global sectors of aerospace and defense, life insurance, engineering, and country/regional research coverage of Spain, Portugal, Eastern Europe, and Russia. Earlier in his career, he served as a trust officer at JP Morgan (Bahamas). Prior to this, he was a credit analyst at Mitsui Trust, London. He has been in the investment industry since 1987. Dale earned a bachelor's degree in law from Reading University. He has earned the right to use the Chartered Financial Analyst (CFA) designation. Mr. Lal currently serves as Co-Portfolio Manager and Head of EverKey Investment Risk and Strategy. He joined WFAM in 2012 from EverKey Global Partners where he served as a founding partner and head of risk and trading since 2007. Since 2013, Venk has also served on Wells Fargo Asset Management's WealthBuilder Investment Committee. Prior to joining EverKey, Venk served as an executive director in the Consolidated Equities Division at Morgan Stanley, advising hedge funds and other investment management firms on implementing and managing risk exposures in global equity markets. In addition, he previously advised and structured capital markets solutions for corporate clients seeking to issue or repurchase capital in the equity, convertible, and fixed-income markets. Venk joined Morgan Stanley as a sales and trading associate and previously served as a financial analyst for Goldman Sachs & Co. He has been in the investment industry since 1991. Venk earned a bachelor's degree from the Woodrow Wilson School of Public and International Affairs at Princeton University, where he graduated summa cum laude, and a master's degree in business administration from Harvard Business School. He has served as a term member of the Council on Foreign Relations.

Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust: Delaware Investments Fund Advisers (DIFA), a series of Macquarie Asset Management Business Trust (MAMBT), located at 610 Market Street, Philadelphia, Pennsylvania 19106, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to DIFA. MAMBT is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). Jens Hansen heads the firm's Global Equity team and is a Portfolio Manager for the team's strategies. He joined Macquarie Asset Management (MAM) in June 2018. Mr. Hansen has been a Portfolio Manager since 2001. Mr. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. Mr. Hansen attended

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the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade. Klaus Petersen is a Senior Portfolio Manager for the firm's Global Equity team. He joined MAM in June 2018. Mr. Petersen has been a Portfolio Manager since 2006. Previously, he worked for ATP, Denmark's largest pension fund, beginning in 1999 as a Senior Portfolio Manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a Senior Sales Analyst and later as a Senior Portfolio Manager. Between 1988 and 1996, Mr. Petersen worked for various brokers as an Equity Sales Analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Mr. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting). Claus Juul is a Portfolio Manager for the firm's Global Equity team. He joined MAM in June 2018. Mr. Juul has been a portfolio manager since 2004. Prior to that, he was an Equity Analyst at Spar Nord Bank before becoming Vice President of the research department in 2001. He started his career in 1998 with Sydbank as an Equity Analyst. He attended the Aarhus School of Business where he gained a master's degree in economics and business administration. Åsa Annerstedt is a Portfolio Manager for the firm's Global Equity team. She joined MAM in June 2018. Ms. Annerstedt has been a Portfolio Manager since 2013. Previously, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, Ms. Annerstedt managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Ms. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master's degree in finance and international trade from Lund University in Sweden. Allan Saustrup Jensen joined MAM in May 2020 as a Portfolio Manager for the firm's Global Equity team. He has more than 20 years of experience in the asset management industry. Prior to joining MAM, he spent five years at European Capital Partners as a fund manager. From 2010 to 2015, Mr. Jensen was a trader at European Value Partners. Prior to that, he spent four years at UBS Wealth Management as a Portfolio Manager. He began his investment career at Nordea Bank. Mr. Jensen attended Copenhagen Business School where he earned a Graduate Diploma in finance. Chris Gowlland is the Head of Equity Quantitative Research, a role he assumed in July 2019. As part of his role, he also serves as Portfolio Manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm's multi-asset class offerings. Previously, Mr. Gowlland was a Senior Quantitative Analyst for the firm's equity department. Prior to joining MAM in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Mr. Gowlland holds a bachelor's degree in Chinese and Spanish from the University of Leeds (U.K.), a master's degree in development studies from Brown University, and another master's degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Mr. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

JOHCM (USA) Inc.: JOHCM (USA) Inc. (JOHCM), located at 53 State Street Suite 1302, 13th Floor Boston, MA 02109, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to JOHCM. Christopher Lees, CFA, is Senior Fund Manager for JOHCM's Global and International Select Equity strategies. Prior to joining JOHCM in 2008, Mr. Lees spent more than 19 years at Baring Asset Management, most recently as Head of the firm's Global Sector Teams. In addition to this role, Mr. Lees was Baring's Lead Global High Alpha Manager and Lead Manager for the strong performing EAFE portfolios. Prior to 2002, Mr. Lees held positions as Senior Portfolio Manager, US Equity Team in Boston and as an Analyst in the UK Stock Selection, as well as the firm's Global Asset Allocation team. Mr. Lees is a CFA charterholder and holds a Bachelor of Science (Hons) in

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Geography from University of London. Mr. Lees has lived and worked in the USA, Europe and Asia. Nudgem Richyal, CFA, is a Senior Fund Manager working closely with Christopher Lees, Senior Fund Manager, in the management of JOHCM's Global and International Select Equity strategies. Additionally, Mr. Richyal is the Senior Fund Manager for JOHCM's Global Sharia Equity Strategy. Prior to joining JOHCM, Mr. Richyal was an Investment Director within the Global Equity Group of Baring Asset Management (working closely with Christopher Lees since July 2001). Mr. Richyal is a CFA charterholder and holds a first class Bachelor of Science (Hons) in Chemistry from the University of Manchester.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to Lazard. Louis Florentin-Lee is a Managing Director and Portfolio Manager/Analyst on various global equity teams, International Quality Growth and US Equity Select. Mr. Florentin-Lee was formerly the Co-Portfolio Manager/Analyst for the Lazard European Explorer Fund between 2004 and 2010. Prior to joining Lazard in 2004, Mr. Florentin-Lee was an equity research analyst at Soros Funds Limited and Schroder Investment Management. Mr. Florentin-Lee began working in the investment industry in 1996. Mr. Florentin-Lee has a BSc (Hons) in Economics from the London School of Economics. Barnaby Wilson is a Managing Director and Portfolio Manager/Analyst on various global equity teams as well as International Quality Growth. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments as a Research Analyst. Mr. Wilson began working in the investment field in 1998. Mr. Wilson has a BA (Hons) in Mathematics and Philosophy from Balliol College, Oxford University. Mr. Wilson is a CFA® charterholder. Mark Little is a Managing Director and Portfolio Manager/Analyst on the International Strategic Equity, International Quality Growth, and Global Strategic Equity teams. Prior to joining Lazard in 1997, Mr. Little was a manager in the corporate finance practice of Coopers & Lybrand and earned his ACA qualification with Rees Pollock Chartered Accountants. Mr. Little began working in the investment field in 1992. Mr. Little has an MA in Economics from Clare College, Cambridge University. Robin Jones is a Managing Director and Portfolio Manager/Analyst on the International Strategic Equity, International Compounders, and Global Strategic Equity teams. Mr. Jones began working in the investment field in 2002 at Lazard Asset Management, before leaving in 2006 for Bluecrest Capital Management where he worked as a Portfolio Manager. Mr. Jones re-joined Lazard in 2007. Mr. Jones has a BA Hons in Economics from Durham University and a PGCE in Mathematics from Cambridge University. Robert Failla is a Director and Portfolio Manager/Analyst on the International and Global Equity platforms. Mr. Failla is a member of the International Quality Growth portfolio management team as well as the Global, International and European Small Cap Equity teams. Prior to joining Lazard in 2003, Mr. Failla was a Portfolio Manager with AllianceBernstein. Mr. Failla began working in the investment field in 1993. Mr. Failla has an MBA from NYU's Stern School of Business and a BA (Hons) from Harvard. Mr. Failla was previously on the Board of Trustees at Delbarton School in Morristown, NJ from 2007 to 2019. Mr. Failla is a CFA® charterholder.

McKinley Capital Management, LLC: McKinley Capital Management, LLC (McKinley Capital), located at 3800 Centerpoint Drive, Suite 1100, Anchorage, Alaska 99503, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals, led by CEO/CIO Robert A. Gillam, manages the portion of the World Equity Ex-US Fund's assets allocated to McKinley Capital. The team consists of Robert A. Gillam, Brandon S. Rinner, Forrest Badgley, Martino M. Boffa, and Grant M. McGregor, who work as a team on all aspects of the day-to-day decisions regarding investments. The portfolio management team is responsible for security selection and portfolio construction, based on consensus, within the confines of McKinley Capital's

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systematic, disciplined investment process in accordance with the client's objectives and guidelines. Robert A. Gillam, Chief Executive Officer and Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since 1994 and has over 28 years of investment management experience. Brandon Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 24 years of investment experience. Forrest Badgley has been at McKinley Capital since 2004, serving previously as a Quantitative Analyst from 2004 to 2006, a Portfolio Manager since 2006, and appointed Director of Public Investments in 2020. Mr. Badgley has over 28 years of investment experience. Martino Boffa has been a Portfolio Manager at McKinley Capital since 2010 and has over 30 years of investment experience. He currently serves as Director of Sustainability, Portfolio Manager. Prior to joining McKinley Capital, Martino worked as Senior Director of Arbitrage Strategies at Credit Suisse First Boston from 2007 to 2009. Grant McGregor has been at McKinley Capital since 2011, serving previously as a Portfolio Assistant from 2011 to 2017, and a Portfolio Manager since 2017. Grant McGregor has over 11 years of investment experience.

SCREENED WORLD EQUITY EX-US FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals manages the portion of the Screened World Equity Ex-US Fund's assets allocated to Acadian. Brendan O. Bradley, Ph.D., Executive Vice President, Chief Investment Officer, serves as lead portfolio manager to the Screened World Equity Ex-US Fund. Mr. Bradley joined Acadian in 2004 and has previously served as the firm's director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian's Managed Volatility strategies. He is a member of the Acadian Board of Managers and Executive Committee. Ryan D. Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, serves as lead portfolio manager to the Screened World Equity Ex-US Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing.

Allspring Global Investments, LLC: Allspring Global Investments, LLC (Allspring Investments), located at 525 Market Street, 12th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. Allspring Investments is an affiliate of Allspring Funds Management, LLC and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. A team of investment professionals, led by Dale Winner, CFA, Lead Portfolio Manager, and Venkateshwar (Venk) Lal, Co-Portfolio Manager and Head of EverKey Investment Risk and Strategy, manages the portion of the Screened World Equity Ex-US Fund's assets allocated to Allspring Investments. Mr. Winner currently serves as a Lead Portfolio Manager. Mr. Winner joined Wells Fargo Asset Management (WFAM) in 2012 from EverKey Global Partners, where he has served as a founding partner since 2007 and was involved in both research (senior analyst/Europe) and portfolio management. Prior to joining EverKey, Mr. Winner served as senior vice president, portfolio manager, and research analyst with Templeton Global Advisors Limited. In addition, he served as the coordinator for the Global Financials team and had direct research responsibility for global diversified financials. At various times during his career at Templeton, Mr. Winner had research responsibilities for the global sectors of aerospace and defense, life insurance, engineering, and country/regional research coverage of Spain, Portugal, Eastern Europe, and Russia. Earlier in his career, he served as a trust officer at JP Morgan (Bahamas). Prior to this, he was a credit analyst at Mitsui Trust, London. Mr. Winner has been in the investment industry since 1987. Mr. Winner earned a bachelor's degree in law from Reading University. He has earned the right to use the Chartered Financial Analyst (CFA) designation. Mr. Lal currently serves as Co-Portfolio Manager and Head of EverKey Investment Risk and Strategy. He

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joined WFAM in 2012 from EverKey Global Partners where he served as a founding partner and head of risk and trading since 2007. Since 2013, Mr. Lal has also served on Wells Fargo Asset Management's WealthBuilder Investment Committee. Prior to joining EverKey, Mr. Lal served as an executive director in the Consolidated Equities Division at Morgan Stanley, advising hedge funds and other investment management firms on implementing and managing risk exposures in global equity markets. In addition, he previously advised and structured capital markets solutions for corporate clients seeking to issue or repurchase capital in the equity, convertible, and fixed-income markets. Mr. Lal joined Morgan Stanley as a sales and trading associate and previously served as a financial analyst for Goldman Sachs & Co. He has been in the investment industry since 1991. Mr. Lal earned a bachelor's degree from the Woodrow Wilson School of Public and International Affairs at Princeton University, where he graduated summa cum laude, and an M.B.A. from Harvard Business School. He has served as a term member of the Council on Foreign Relations.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals manages the portion of the Screened World Equity Ex-US Fund's assets allocated to Lazard. Louis Florentin-Lee is a Managing Director and Portfolio Manager/Analyst on various global equity teams, International Quality Growth and US Equity Select. Mr. Florentin-Lee was formerly the Co-Portfolio Manager/Analyst for the Lazard European Explorer Fund between 2004 and 2010. Prior to joining Lazard in 2004, Mr. Florentin-Lee was an equity research analyst at Soros Funds Limited and Schroder Investment Management. Mr. Florentin-Lee began working in the investment industry in 1996. Mr. Florentin-Lee has a BSc (Hons) in Economics from the London School of Economics. Barnaby Wilson is a Managing Director and Portfolio Manager/Analyst on various global equity teams as well as International Quality Growth. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments as a Research Analyst. Mr. Wilson began working in the investment field in 1998. Mr. Wilson has a BA (Hons) in Mathematics and Philosophy from Balliol College, Oxford University. Mr. Wilson is a CFA® charterholder. Mark Little is a Managing Director and Portfolio Manager/Analyst on the International Strategic Equity, International Quality Growth, and Global Strategic Equity teams. Prior to joining Lazard in 1997, Mr. Little was a manager in the corporate finance practice of Coopers & Lybrand and earned his ACA qualification with Rees Pollock Chartered Accountants. Mr. Little began working in the investment field in 1992. Mr. Little has an MA in Economics from Clare College, Cambridge University. Robin Jones is a Managing Director and Portfolio Manager/Analyst on the International Strategic Equity, International Compounders, and Global Strategic Equity teams. Mr. Jones began working in the investment field in 2002 at Lazard Asset Management, before leaving in 2006 for Bluecrest Capital Management where he worked as a Portfolio Manager. Mr. Jones re-joined Lazard in 2007. Mr. Jones has a BA Hons in Economics from Durham University and a PGCE in Mathematics from Cambridge University. Robert Failla is a Director and Portfolio Manager/Analyst on the International and Global Equity platforms. Mr. Failla is a member of the International Quality Growth portfolio management team as well as the Global, International and European Small Cap Equity teams. Prior to joining Lazard in 2003, Mr. Failla was a Portfolio Manager with AllianceBernstein. Mr. Failla began working in the investment field in 1993. Mr. Failla has an MBA from NYU's Stern School of Business and a BA (Hons) from Harvard. Mr. Failla was previously on the Board of Trustees at Delbarton School in Morristown, NJ from 2007 to 2019. Mr. Failla is a CFA® charterholder.

McKinley Capital Management, LLC: McKinley Capital Management, LLC (McKinley Capital), located at 3800 Centerpoint Drive, Suite 1100, Anchorage, Alaska 99503, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals, led by CEO/CIO Robert A. Gillam, manages the portion of the World Equity Ex-US Fund's assets allocated to McKinley Capital. The team consists of Robert A. Gillam, Brandon S. Rinner, Forrest Badgley, Martino M. Boffa, and Grant M. McGregor, who work as a team on all

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aspects of the day-to-day decisions regarding investments. The portfolio management team is responsible for security selection and portfolio construction, based on consensus, within the confines of McKinley Capital's systematic, disciplined investment process in accordance with the client's objectives and guidelines. Robert A. Gillam, Chief Executive Officer and Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since 1994 and has over 28 years of investment management experience. Brandon Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 24 years of investment experience. Forrest Badgley has been at McKinley Capital since 2004, serving previously as a Quantitative Analyst from 2004 to 2006, a Portfolio Manager since 2006, and appointed Director of Public Investments in 2020. Mr. Badgley has over 28 years of investment experience. Martino Boffa has been a Portfolio Manager at McKinley Capital since 2010 and has over 30 years of investment experience. He currently serves as Director of Sustainability, Portfolio Manager. Prior to joining McKinley Capital, Martino worked as Senior Director of Arbitrage Strategies at Credit Suisse First Boston from 2007 to 2009. Grant McGregor has been at McKinley Capital since 2011, serving previously as a Portfolio Assistant from 2011 to 2017, and a Portfolio Manager since 2017. Grant McGregor has over 11 years of investment experience.

EMERGING MARKETS EQUITY FUND:

Causeway Capital Management LLC: Causeway Capital Management LLC (Causeway), located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025, serves as a Sub-Adviser to the Emerging Markets Equity Fund. The following team of portfolio managers manages the portion of the Emerging Markets Equity Fund's assets allocated to Causeway. Arjun Jayaraman, Ph.D., CFA, is the Head of the Quantitative Research Group and a Portfolio Manager for Causeway's emerging markets equity and other quantitatively-managed equity strategies. Dr. Jayaraman joined Causeway in 2006 as a Portfolio Manager. MacDuff Kuhnert, CFA, is a member of the Quantitative Research Group and a Portfolio Manager for Causeway's emerging markets equity and other quantitatively-managed equity strategies. Mr. Kuhnert joined Causeway as a Quantitative Research Associate in July 2001 and was promoted to Portfolio Manager in March 2007. Joe Gubler, CFA, is a member of the Quantitative Research Group and a Portfolio Manager for Causeway's emerging markets equity and other quantitatively-managed equity strategies. Mr. Gubler joined Causeway as a Quantitative Research Associate in April 2005 and was promoted to Portfolio Manager in January 2014. Ryan Myers is a member of the Quantitative Research Group and a Portfolio Manager for Causeway's emerging markets equity and other quantitatively-managed equity strategies. Mr. Myers joined Causeway as a Quantitative Research Associate in June 2013 and was promoted to Portfolio Manager in January 2021.

JOHCM (USA) Inc.: JOHCM (USA) Inc. (JOHCM), located at 53 State Street Suite 1302, 13th Floor Boston, MA 02109 serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to JOHCM. Emery Brewer is the lead Senior Manager of the JOHCM Emerging Markets Fund. Mr. Brewer has 23 years of experience in Emerging Markets equity fund management, which he gained while working at Driehaus Capital Management from 1997-2007, as a private investor from 2008-2009, and after joining JOHCM in 2010. Mr. Brewer has a BSc. in Economics from the University of Utah and an M.B.A. from the University of Rochester. Dr. Ivo Kovachev is Senior Fund Manager of the JOHCM Emerging Markets Fund. Dr. Kovachev joined JOHCM in 2010 from Kinsale Capital Management, where he was Chief Investment Officer. Prior to this, Dr. Kovachev spent ten years at Driehaus Capital Management. Dr. Kovachev holds a Masters in Engineering in Management Information Systems from the Prague School of Economics and a Bachelor of Science in Technology and Innovation Management from the University of Sussex. In addition, Dr. Kovachev holds a Ph.D. in Industrial and Development Policy from the Open University. Dr. Kovachev is also a Fulbright

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Scholar, having attended the Thunderbird School of Global Management in Arizona. Stephen Lew is Senior Fund Manager for the JOHCM Emerging Markets Small Cap Strategy. Mr. Lew has 20 years' experience in Emerging Markets equity fund management. Prior to joining JOHCM, Mr. Lew was a Senior Portfolio Manager for Artio Global Investors (Artio). At Artio, he was responsible for managing the Asia ex-Japan sleeve of the Artio International Equity Fund, Artio International Equity Fund II and separately managed accounts. From 2005 to 2010, Mr. Lew was the Senior Asia ex-Japan Analyst at Janus Capital Group. Between 1999 and 2005 he worked at Driehaus Capital Management alongside Mr. Brewer and Dr. Kovachev — as the Asia ex-Japan Analyst. Mr. Lew has a BA in Business Economics and Japanese from the University of California, an MBA with concentration in Finance from the University of Chicago Graduate School of Business, and is a Certified Public Accountant and a CFA Charterholder. He is a native Mandarin and conversational Japanese speaker.

KBI Global Investors (North America) Ltd: KBI Global Investors (North America) Ltd (KBIGI (North America)), located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3, Ireland, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to KBIGI (North America). Gareth Maher is Head of Portfolio Management and has been with the firm since 2000. Mr. Maher joined KBIGI (North America)'s investment team in 2008 and holds a master's degree in Economic Science from University College Dublin. David Hogarty, Head of Strategy Development, Senior Portfolio Manager, was instrumental in developing the strategy in 2003 and has been a member of the investment team since launch. Mr. Hogarty has over 30 years of industry experience. Ian Madden, Senior Portfolio Manager, joined the firm in 2000 as a Portfolio Assistant. Mr. Madden was appointed Manager of KBIGI (North America)'s Institutional Business Support unit in 2002 and joined the investment team as a Portfolio Manager in 2004. James Collery, Senior Portfolio Manager, joined the firm in 2001 as a Performance & Risk Analyst. Mr. Collery was appointed a Portfolio Manager on KBIGI (North America)'s Hedge Fund team in 2003 and joined the team as a Portfolio Manager in 2007. John Looby, a Senior Portfolio Manager with KBIGI (North America), joined the firm in September 2014 and has over 30 years of industry experience. Prior to joining KBIGI (North America), Mr. Looby was a Senior Investment Manager at Setanta Asset Management, where he was the Lead Portfolio Manager of the flagship Global Equity Fund. Massimiliano Tondi, CFA, FRM, Senior Portfolio Manager, joined the firm in September 2014. Prior to joining KBIGI (North America), Mr. Tondi was a Quantitative Portfolio Manager at Fideuram Asset Management Ireland since 2011 and served as a Risk Manager at Fideuram Asset Management Ireland since 2007.

Robeco Institutional Asset Management US Inc.: Robeco Institutional Asset Management US Inc. (Robeco), located at 230 Park Avenue, Suite 3330, New York, NY 10169, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to Robeco. Those professionals are employed by Robeco's affiliate, Robeco Institutional Asset Management B.V., a Rotterdam, Netherlands based asset manager, who provide asset management serves to Robeco pursuant to a participating affiliate agreement. Jaap van der Hart is the Lead Portfolio Manager of Robeco's High Conviction Emerging Stars strategy. Previously, he was responsible for investments in South America, Eastern Europe, South Africa, Mexico, China and Taiwan. He started his career in the investment industry in 1994 in Robeco's Quantitative Research department and moved to the Emerging Markets Equity team in 2000. Mr. van der Hart holds a Master's in Econometrics from Erasmus University Rotterdam. Karnail Sangha is a Portfolio Manager within the Emerging Markets Equities team and provides analytical research coverage on India. Prior to joining Robeco in 2000, Mr. Sangha was a Risk Manager/Controller at Aegon Asset Management where he started his career in the industry in 1999. He holds a Master's in Economics from Erasmus University Rotterdam and is a CFA® charterholder.

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RWC Asset Advisors (US) LLC: RWC Asset Advisors (US) LLC RWC), located at 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to RWC. The professionals primarily responsible for the day-to-day management are James Johnstone and John Malloy. Mr. Johnstone, Portfolio Manager for RWC's emerging markets and frontier markets strategies, joined RWC in 2015. Previously, Mr. Johnstone was Senior Managing Director, Director of Investments, and Portfolio Manager at Everest Capital, having joined the Everest Capital group of companies in 2009. Mr. Johnstone was a member of the firm's Investment Committee. Mr. Johnstone has 22 years of investment management experience. Mr. Johnstone holds a M.A. in Classics and Modern Languages from Christ Church, Oxford University. Mr. Malloy, Portfolio Manager for RWC's emerging markets and frontier markets strategies, joined RWC in 2015. Previously, Mr. Malloy was Senior Managing Director, Director of Investments and Portfolio Manager at Everest Capital, and was with the Everest Capital group of companies for 18 years. Mr. Malloy was a member of the firm's Executive, Investment and Risk Committees. Mr. Malloy has 26 years of global investment management and research analysis experience. Mr. Malloy holds a B.S. in Management from Norwich University and an M.B.A. from Boston University.

WCM Investment Management, LLC: WCM Investment Management, LLC (WCM), located at 281 Brooks Street, Laguna Beach, CA 92651, serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to WCM. Sanjay Ayer serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2007. Mr. Ayer's primary responsibilities are portfolio management and equity research. Peter J. Hunkel serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2007. Mr. Hunkel's primary responsibilities are portfolio management and equity research. Gregory S. Ise serves as Portfolio Manager and Business Analyst at WCM, and has been with the firm since 2014. Prior to joining WCM, Mr. Ise served as a Senior International Research Analyst at Rainier Investment Management in Seattle. Mr. Ise's primary responsibilities are portfolio management and equity research. Michael Z. Tian serves as Portfolio Manager and Business Analyst at WCM, and has been with the firm since 2012. Mr. Tian's primary responsibilities are portfolio management and equity research. Michael B. Trigg serves as Portfolio Manager and President at WCM and has been with the firm since 2006. Mr. Trigg's primary responsibilities are portfolio management and equity research.

OPPORTUNISTIC INCOME FUND:

Ares Capital Management II LLC: Ares Capital Management II LLC (ACM II), a wholly-owned subsidiary of Ares Management LLC (Ares), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the Opportunistic Income Fund. A team of investment professionals manages the portion of the Opportunistic Income Fund's assets allocated to ACM II. The team consists of Seth Brufsky, Jason Duko and Samantha Milner. Mr. Brufsky joined Ares in March 1998 as a Lead Portfolio Manager. Prior to joining Ares in 2018, Mr. Duko was a Portfolio Manager at PIMCO, where he managed bank loan assets across a broad range of investment strategies and was responsible for secondary loan trading across all sectors. Ms. Milner joined Ares in 2004 as an Analyst, was promoted to Head of Research and has served in a portfolio management capacity since 2016. Mr. Brufsky and Mr. Duko, and Ms. Milner have over 32 years, 23 years, and 22 years respectively, of experience with the leveraged finance asset class.

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Manulife Investment Management (US) LLC: Manulife Investment Management (US) LLC (Manulife), formerly known as Declaration Management & Research LLC, located at 197 Clarendon Street, Boston, Massachusetts, 02116, serves as a Sub-Adviser to the Opportunistic Income Fund. David Bees, CFA, Managing Director, Portfolio Manager, and Peter M. Farley, CFA, Managing Director, Senior Portfolio Manager serve as the portfolio managers for the portion of the Opportunistic Income Fund's assets allocated to Manulife. Mr. Bees joined Manulife, in 2001 and has 21 years of fixed income experience in mortgage and asset-backed securities markets. Mr. Bees is a Portfolio Manager focused on dedicated securitized strategies, specifically covering the asset backed securities and residential mortgage backed securities market. From 2008-2016, he provided research and analysis for non-agency residential mortgage backed and asset backed securities. Prior to that, Mr. Bees was responsible for all mortgage securities trading at the company. Mr. Farley joined Manulife in 1996 and has 26 years of fixed income experience in mortgage-backed securities and corporate credit. Mr. Farley is responsible for managing and overseeing the securitized asset team's various total return and absolute return strategies. Mr. Farley's primary sector focus in securitized assets is commercial mortgage backed securities and corporate credit. Mr. Farley began his tenure at Manulife as an Analyst. Mr. Farley became an Assistant Portfolio Manager and Investment Officer in 1999. In 2001, Mr. Farley was promoted to Vice President and Lead Portfolio Manager and in 2006 he was promoted to Senior Vice President. In 2012, Mr. Farley was named Senior Managing Director, Senior Portfolio Manager for Manulife.

Wellington Management Company LLP: Wellington Management Company LLP (Wellington Management), a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Opportunistic Income Fund. Timothy E. Smith, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as Portfolio Manager of the portion of the Opportunistic Income Fund's assets allocated to Wellington Management since the Fund's inception. Mr. Smith joined Wellington Management as an investment professional in 1992.

CORE FIXED INCOME FUND:

Allspring Global Investments, LLC: Allspring Global Investments, LLC (Allspring Investments), located at 525 Market Street, 12th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. Allspring Investments is an affiliate of Allspring Funds Management, LLC and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. A team of investment professionals led by Senior Portfolio Managers and Co-Heads Maulik Bhansali, CFA, and Jarad Vasquez, manages the portion of the Core Fixed Income Fund's assets allocated to Allspring Investments. Mr. Bhansali joined Allspring Investments or one of its predecessor firms in 2001 and previously served as the Head of Portfolio Strategies and Risk Analytics before becoming a Portfolio Manager in 2014. Prior to joining the firm in 2001, Maulik worked with Watson Wyatt Worldwide where he served as a retirement actuary. He earned a bachelor's degree in economics and international studies from Yale University, where he graduated cum laude. Maulik also earned a master's degree in financial engineering at the University of California, Berkeley. He is an Associate of the Society of Actuaries and has earned the right to use the Chartered Financial Analyst (CFA) designation. Mr. Vasquez joined Allspring Investments or one of its predecessor firms in 2007 and was previously a specialist within mortgage-backed securities, holding the title of Portfolio Manager since 2012. Prior to joining the firm in 2007, Jarad was a trader at Susquehanna International Group where he traded MBS in a proprietary relative value strategy and equity options as a specialist on the Philadelphia Stock Exchange. He has been in the investment industry since 2001. Jarad earned a bachelor's degree in management science from the Massachusetts Institute of Technology.

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Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 (Main Office) and One International Place, Suite #4300, Boston, Massachusetts 02110 (Fixed Income Management), serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager; Samuel B. Kaplan, CFA, Managing Director and Fixed Income Portfolio Manager; James Gaul, CFA, Managing Director, CIO of Fixed Income and Fixed Income Portfolio Manager, Dmitri Rabin, CFA, Managing Director and Fixed Income Portfolio Manager; David Morse, CFA, Managing Director and Fixed Income Portfolio Manager and Natalia Glekel, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a Portfolio Manager and is the Head of the Fixed Income team. Mr. Wolfe is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Ms. Zussman joined Jennison in May 2004 as a Senior Vice President and Fixed Income Portfolio Manager. From 2006 to January 2012, Ms. Zussman provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a Managing Director and Fixed Income Portfolio Manager. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. Mr. Staudt is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, Mr. Staudt worked at UBS Global Asset Management. While there Mr. Staudt was a Senior Credit Analyst for three years prior to becoming a Fixed Income Portfolio Manager in 2001 and Senior Fixed Income Portfolio Manager in 2005. Mr. Kaplan joined Jennison in March 2008 as a Fixed Income Trader and became a Fixed Income Portfolio Manager in February 2016. Mr. Kaplan works on the yield curve, Treasury/agency and futures team. Mr. Gaul joined Jennison in February 2016 as a Managing Director, CIO of Fixed Income and Fixed Income Portfolio Manager with expertise in the investment grade credit sector. Prior to Jennison, Mr. Gaul was with Standish Mellon Asset Management Company from 2006 to 2016 where he served as the Director of Investment Grade Credit since 2011 and a Credit Portfolio Manager since 2009. Mr. Rabin joined Jennison in 2019 as a Managing Director and Fixed Income Portfolio Manager focused on the rates and structured finance sectors. Prior to Jennison, Mr. Rabin was with Loomis, Sayles & Co. from 2008 to 2018 where he served various positions including Co-Head of Mortgage and Structured Finance, Portfolio Manager, and RMBS Strategist. Mr. Morse joined Jennison in 2020 as a Managing Director and Fixed Income Credit Portfolio Manager. Prior to Jennison, Mr. Morse was Managing Director of Global Credit and Head of Credit Research at Mellon Investment Management. He joined Mellon in 2006 as an Associate Portfolio Manager, and over the 14 years there has held several different positions spanning trading, research and portfolio management. Ms. Glekel joined Jennison in 2022 as a Managing Director and Fixed Income Credit Portfolio Manager. Prior to Jennison, Ms. Glekel was a credit analyst at Amundi US, covering US investment grade, high yield, and loan credits. Prior to joining Amundi US, she was a fixed income analyst at Aberdeen Standard Investments, where she covered US high yield and US investment grade credit.

MetLife Investment Management, LLC: MetLife Investment Management, LLC (MIM), located at One MetLife Way, Whippany, New Jersey, 07981, serves as a Sub-Adviser to the Core Fixed Income Fund. MIM is a wholly owned subsidiary of MetLife, Inc., a publicly held company. Andrew Kronschnabel, CFA, has been with MIM and its predecessor firm since 2007.

Metropolitan West Asset Management, LLC: Metropolitan West Asset Management, LLC (MetWest), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's

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assets allocated to MetWest. The team consists of three investment professionals: Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager. In addition to co-managing the security selection and trade execution process along with Mr. Landmann as Generalist Portfolio Managers, Messrs. Kane and Whalen serve as Co-Chief Investment Officers, with responsibility for developing the U.S. Fixed Income Group's long-term economic outlook that guides strategies. Messrs. Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004. MetWest is an indirect wholly-owned subsidiary of The TCW Group, Inc. (TCW).

Western Asset Management Company, LLC: Western Asset Management Company, LLC (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Mark S. Lindbloom, Julien Scholnick, CFA, John L. Bellows, Ph.D., CFA, and Frederick R. Marki, CFA, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Lindbloom, Scholnick, Bellows, and Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech joined Western Asset as a Portfolio Manager in 1990. Mr. Lindbloom joined Western Asset as Portfolio Manager in 2005. Mr. Scholnick joined Western Asset as a Portfolio Manager in 2003. Mr. Bellows joined Western Asset as a Portfolio Manager in 2012. Mr. Marki joined Western Asset as a Portfolio Manager in 2005.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. Chief Investment Officer S. Kenneth Leech manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Leech joined Western Asset as a Portfolio Manager in 1990.

HIGH YIELD BOND FUND:

Ares Capital Management II LLC: Ares Capital Management II LLC (ACM II), a wholly-owned subsidiary of Ares, located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to ACM II. The team consists of Seth Brufsky, Chris Mathewson, and Kapil Singh. Mr. Brufsky joined Ares in March 1998 as a Lead Portfolio Manager. Mr. Mathewson joined Ares in 2006 as an Analyst and has served in a portfolio management capacity since 2016. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at DoubleLine Capital, where he led the high yield effort across numerous strategies and portfolios in a variety of investment vehicles. Mr. Brufsky, Mr. Mathewson, and Mr. Singh have over 32 years, 18 years and 29 years, respectively, of experience with the leveraged finance asset class.

Benefit Street Partners L.L.C.: Benefit Street Partners L.L.C. (Benefit Street), located at 9 West 57th Street, Suite 4920, New York, New York 10019, serves as Sub-Adviser to the High Yield Bond Fund. The Benefit Street platform was established in 2008 in partnership with Providence Equity Partners L.L.C. On February 1, 2019, Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton Investments, acquired Benefit Street. Thomas Gahan, Michael Paasche and Paul Karpers manage

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the portion of the assets of the High Yield Bond Fund allocated to Benefit Street. Mr. Gahan is the founder and Chief Executive Officer of Benefit Street since the firm's formation. Mr. Paasche has been a Senior Managing Director of Benefit Street and its affiliates since the firm's formation. Mr. Karpers has been a Managing Director of Benefit Street since 2016. Previously, Mr. Karpers was a vice president with T. Rowe Price, where he served as a high yield portfolio manager. Prior to T. Rowe Price, Mr. Karpers was an associate with the Vanguard Group.

Brigade Capital Management, LP: Brigade Capital Management, LP (Brigade), located at 399 Park Avenue, 16th Floor, New York, New York 10022, serves as a Sub-Adviser to the High Yield Bond Fund. Donald E. Morgan III and Douglas C. Pardon manage the portion of the High Yield Bond Fund's assets allocated to Brigade. Mr. Morgan is responsible for the day-to-day management and investment decisions made with respect to the High Yield Bond Fund. Mr. Morgan formed Brigade in 2006 and has served as the Chief Investment Officer/Managing Partner of Brigade since that date. Prior to forming Brigade, Mr. Morgan was the Head of the High Yield Division of MacKay Shields LLC from 2000-2006. Mr. Pardon joined Brigade in 2007 and became involved with the investment decision making with respect to the High Yield Bond Fund in 2017. Prior to joining Brigade, Mr. Pardon was a Vice President/Senior Analyst in the High Yield Group at Lehman Asset Management. Mr. Pardon also served as an Analyst in the Mergers and Acquisitions Group at Merrill Lynch & Co.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly-owned subsidiary of JPMorgan Chase & Co., located at 383 Madison Avenue, New York, New York 10179, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, a Managing Director and Lead Portfolio Manager, and Thomas Hauser, a Managing Director and Co-Lead Portfolio Manager, manage the portion of the High Yield Bond Fund's assets allocated to JPMIM. Mr. Cook is the head of the High Yield Fixed Income team and is responsible for co-managing high yield total return assets. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing the high yield trading effort. Messrs. Cook and Hauser joined JPMIM in 2004.

T. Rowe Price Associates, Inc.: T. Rowe Price Associates, Inc. (T. Rowe Price), located at 100 E. Pratt Street, Baltimore, Maryland 21202, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to T. Rowe Price. Kevin Loome, CFA, is a Vice President and Portfolio Manager of T. Rowe Price. Mr. Loome joined the firm in 2017 through T. Rowe Price's acquisition of the Henderson High Yield Opportunities Fund. Prior to joining T. Rowe Price, Mr. Loome had worked with the Henderson team since 2013, most recently as a Portfolio Manager, and previously as Head of U.S. Credit and Manager of the high yield team. Before that, Mr. Loome worked for Delaware Investments, where he was Head of High Yield Investments and a Senior Portfolio Manager. He began his career at Morgan Stanley as an investment banking analyst. Mr. Loome earned a B.S. in commerce from the University of Virginia and an M.B.A. from the Tuck School of Business at Dartmouth. Mr. Loome also has earned the Chartered Financial Analyst designation.

LONG DURATION FUND:

Income Research & Management: Income Research & Management (IR+M), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to IR+M. The team consists of Bill O'Malley, CFA, Board Member, Chief Executive Officer and Co-Chief Investment Officer; Jake Remley, CFA, Principal and Senior Portfolio Manager; and Jim Gubitosi, CFA, Principal and Co-Chief Investment Officer. This team is ultimately responsible for the day-to-day management and strategic

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direction of the Long Duration Fund. Mr. O'Malley joined IR+M in September 1994, Mr. Remley joined IR+M in July of 2005, and Mr. Gubitosi joined IR+M in March 2007. Mr. O'Malley was previously the Director of the Investment Team at IR+M, Mr. Remley was previously a Portfolio Manager at IR+M, and Mr. Gubitosi was previously a Portfolio Manager and Senior Portfolio Manager at IR+M.

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 (Main Office) and One International Place, Suite #4300, Boston, Massachusetts 02110 (Fixed Income Management), serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager; Samuel B. Kaplan, CFA, Managing Director and Fixed Income Portfolio Manager; James Gaul, CFA, Managing Director, CIO of Fixed Income and Fixed Income Portfolio Manager, Dmitri Rabin, CFA, Managing Director and Fixed Income Portfolio Manager; David Morse, CFA, Managing Director and Fixed Income Portfolio Manager and Natalia Glekel, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a Portfolio Manager and is the Head of the Fixed Income team. Mr. Wolfe is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Ms. Zussman joined Jennison in May 2004 as a Senior Vice President and Fixed Income Portfolio Manager. From 2006 to January 2012, Ms. Zussman provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a Managing Director and Fixed Income Portfolio Manager. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. Mr. Staudt is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, Mr. Staudt worked at UBS Global Asset Management. While there Mr. Staudt was a Senior Credit Analyst for three years prior to becoming a Fixed Income Portfolio Manager in 2001 and Senior Fixed Income Portfolio Manager in 2005. Mr. Kaplan joined Jennison in March 2008 as a Fixed Income Trader and became a Fixed Income Portfolio Manager in February 2016. Mr. Kaplan works on the yield curve, Treasury/agency and futures team. Mr. Gaul joined Jennison in February 2016 as a Managing Director, CIO of Fixed Income and Fixed Income Portfolio Manager with expertise in the investment grade credit sector. Prior to Jennison, Mr. Gaul was with Standish Mellon Asset Management Company from 2006 to 2016 where he served as the Director of Investment Grade Credit since 2011 and a Credit Portfolio Manager since 2009. Mr. Rabin joined Jennison in 2019 as a Managing Director and Fixed Income Portfolio Manager focused on the rates and structured finance sectors. Prior to Jennison, Mr. Rabin was with Loomis, Sayles & Co. from 2008 to 2018 where he served various positions including Co-Head of Mortgage and Structured Finance, Portfolio Manager, and RMBS Strategist. Mr. Morse joined Jennison in 2020 as a Managing Director and Fixed Income Credit Portfolio Manager. Prior to Jennison, Mr. Morse was Managing Director of Global Credit and Head of Credit Research at Mellon Investment Management. He joined Mellon in 2006 as an Associate Portfolio Manager, and over the 14 years there has held several different positions spanning trading, research and portfolio management. Ms. Glekel joined Jennison in 2022 as a Managing Director, and Fixed Income Credit Portfolio Manager. Prior to Jennison, Ms. Glekel was a credit analyst at Amundi US, covering US investment grade, high yield, and loan credits. Prior to joining Amundi US, she was a fixed income analyst at Aberdeen Standard Investments, where she covered US high yield and US investment grade credit. Natalia earned a BS in finance from Suffolk University and an MSF from Boston College Carroll Graduate School of Management.

Legal & General Investment Management America Inc.: Legal & General Investment Management America Inc. (LGIMA), located at 71 S. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets

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allocated to LGIMA. John Bender, CFA, joined LGIMA as Head of U.S. Fixed Income in 2006 and was promoted to Chief Investment Officer in 2021. Mr. Bender has over 31 years of industry experience. Mr. Bender graduated from Marquette University with a B.S. in Accounting. Tim Bacik, CFA, joined LGIMA in 2011 as a Senior Portfolio Manager and has over 24 years of industry experience. In 2019, he was promoted to Head of Investment Grade Portfolio Management. Mr. Bacik graduated from Wesleyan University with a B.A. in Economics. Jeff Koch, CFA, joined LGIMA as a Senior Portfolio Manager in 2012 and was promoted to Co-Head of Fixed Income in 2013. In 2021, he was promoted to Head of US Fixed Income. Mr. Koch has over 31 years of investment grade and high yield fixed income experience. Mr. Koch earned a B.S. in Economics from the University of Minnesota, Morris and an M.B.A. with an emphasis in Finance from Washington University. Jordan Bond joined LGIMA in 2016 as a Senior Portfolio Manager. Mr. Bond joined LGIMA from PIMCO, where he was most recently Vice President and Portfolio Manager of investment grade assets. Prior to PIMCO, Mr. Bond was a Senior Consultant at Morgan Stanley. Mr. Bond is a CFA charterholder and is a certified Financial Risk Manager (FRM). Mr. Bond earned an M.B.A. with honors in Finance/ Investments from University of Southern California — Marshall School of Business. Mr. Bond graduated from University of Colorado Boulder with a B.S. in Economics. Patrick Dan joined LGIMA in 2017 as a Senior Portfolio Manager and has over 13 years of industry experience. Prior to joining LGIMA, Mr. Dan spent the majority of his career at Neuberger Berman, where he was most recently Senior Vice President-Senior Trader for their investment grade credit strategies. Mr. Dan graduated from Villanova University with a B.S. in Finance, cum laude. Mr. Dan holds an M.B.A. in Finance from Northwestern University's Kellogg School of Management.

Metropolitan West Asset Management, LLC: Metropolitan West Asset Management, LLC (MetWest), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to MetWest. The team consists of three investment professionals: Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager. In addition to co-managing the security selection and trade execution process along with Mr. Landmann as Generalist Portfolio Managers, Messrs. Kane and Whalen serve as Co-Chief Investment Officers, with responsibility for developing the U.S. Fixed Income Group's long-term economic outlook that guides strategies. Messrs. Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004. MetWest is an indirect wholly-owned subsidiary of The TCW Group, Inc. (TCW).

LONG DURATION CREDIT FUND:

Income Research & Management: Income Research & Management (IR+M), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Long Duration Credit Fund. A team of investment professionals manages the portion of the Long Duration Credit Fund's assets allocated to IR+M. The team consists of Bill O'Malley, CFA, Board Member, Chief Executive Officer and Co-Chief Investment Officer, Jake Remley, CFA, Principal and Senior Portfolio Manager; and Jim Gubitosi, CFA, Principal and Co-Chief Investment Officer. This team is ultimately responsible for the day-to-day management and strategic direction of the Long Duration Credit Fund. Mr. O'Malley joined IR+M in September 1994, Mr. Remley joined IR+M in July of 2005, and Mr. Gubitosi joined IR+M in March 2007. Mr. O'Malley was previously the Director of the Investment Team at IR+M, Mr. Remley was previously a Portfolio Manager at IR+M, and Mr. Gubitosi was previously a Portfolio Manager and Senior Portfolio Manager at IR+M.

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Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 (Main Office) and One International Place, Suite #4300, Boston, Massachusetts 02110 (Fixed Income Management), serves as a Sub-Adviser to the Long Duration Credit Fund. A team of investment professionals manages the portion of the Long Duration Credit Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager;; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager; Samuel B. Kaplan, CFA, Managing Director and Fixed Income Portfolio Manager; James Gaul, CFA, Managing Director, CIO of Fixed Income and Fixed Income Portfolio Manager, Dmitri Rabin, CFA, Managing Director and Fixed Income Portfolio Manager; David Morse, CFA, Managing Director and Fixed Income Portfolio Manager and Natalia Glekel, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a Portfolio Manager and is the Head of the Fixed Income team. Mr. Wolfe is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Ms. Zussman joined Jennison in May 2004 as a Senior Vice President and Fixed Income Portfolio Manager. From 2006 to January 2012, Ms. Zussman provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a Managing Director and Fixed Income Portfolio Manager. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. Mr. Staudt is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, Mr. Staudt worked at UBS Global Asset Management. While there Mr. Staudt was a Senior Credit Analyst for three years prior to becoming a Fixed Income Portfolio Manager in 2001 and Senior Fixed Income Portfolio Manager in 2005. Mr. Kaplan joined Jennison in March 2008 as a Fixed Income Trader and became a Fixed Income Portfolio Manager in February 2016. Mr. Kaplan works closely with Mr. Brown on the yield curve, Treasury/agency and futures team. Mr. Gaul joined Jennison in February 2016 as a Managing Director, CIO of Fixed Income and Fixed Income Portfolio Manager with expertise in the investment grade credit sector. Prior to Jennison, Mr. Gaul was with Standish Mellon Asset Management Company from 2006 to 2016 where he served as the Director of Investment Grade Credit since 2011 and a Credit Portfolio Manager since 2009. Mr. Rabin joined Jennison in 2019 as a Managing Director and Fixed Income Portfolio Manager focused on the rates and structured finance sectors. Prior to Jennison, Mr. Rabin was with Loomis, Sayles & Co. from 2008 to 2018 where he served various positions including Co-Head of Mortgage and Structured Finance, Portfolio Manager, and RMBS Strategist. Mr. Morse joined Jennison in 2020 as a Managing Director and Fixed Income Credit Portfolio Manager. Prior to Jennison, Mr. Morse was Managing Director of Global Credit and Head of Credit Research at Mellon Investment Management. He joined Mellon in 2006 as an Associate Portfolio Manager, and over the 14 years there has held several different positions spanning trading, research and portfolio management. Ms. Glekel joined Jennison in 2022 as a Managing Director, and Fixed Income Credit Portfolio Manager. Prior to Jennison, Ms. Glekel was a credit analyst at Amundi US, covering US investment grade, high yield, and loan credits. Prior to joining Amundi US, she was a fixed income analyst at Aberdeen Standard Investments, where she covered US high yield and US investment grade credit.

Legal & General Investment Management America Inc.: Legal & General Investment Management America Inc. (LGIMA), located at 71 S. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Long Duration Credit Fund. A team of investment professionals manages the portion of the Long Duration Credit Fund's assets allocated to LGIMA. John Bender, CFA, joined LGIMA as Head of U.S. Fixed Income in 2006 and was promoted to Chief Investment Officer in 2021. Mr. Bender has over 30 years of industry experience. Mr. Bender graduated from Marquette University with a B.S. in Accounting. Tim Bacik, CFA, joined LGIMA in 2011 as a Senior Portfolio Manager and has over 23 years of industry experience. In 2019, he was promoted

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to Head of Investment Grade Portfolio Management. Mr. Bacik graduated from Wesleyan University with a B.A. in Economics. Jeff Koch, CFA, joined LGIMA as a Senior Portfolio Manager in 2012 and was promoted to Co-Head of Fixed Income in 2013. In 2021, he was promoted to Head of US Fixed Income. Mr. Koch has over 30 years of investment grade and high yield fixed income experience. Mr. Koch earned a B.S. in Economics from the University of Minnesota, Morris and an M.B.A. with an emphasis in Finance from Washington University. Jordan Bond joined LGIMA in 2016 as a Senior Portfolio Manager. Mr. Bond joined LGIMA from PIMCO, where he was most recently Vice President and Portfolio Manager of investment grade assets. Prior to PIMCO, Mr. Bond was a Senior Consultant at Morgan Stanley. Mr. Bond is a CFA charterholder and is a certified Financial Risk Manager (FRM). Mr. Bond earned an M.B.A. with honors in Finance/Investments from University of Southern California — Marshall School of Business. Mr. Bond graduated from University of Colorado Boulder with a B.S. in Economics. Patrick Dan joined LGIMA in 2017 as a Senior Portfolio Manager and has over 12 years of industry experience. Prior to joining LGIMA, Mr. Dan spent the majority of his career at Neuberger Berman, where he was most recently Senior Vice President-Senior Trader for their investment grade credit strategies. Mr. Dan graduated from Villanova University with a B.S. in Finance, cum laude. Mr. Dan holds an M.B.A. in Finance from Northwestern University's Kellogg School of Management.

MetLife Investment Management, LLC: MetLife Investment Management, LLC (MIM), located at One MetLife Way, Whippany, New Jersey, 07981, serves as a Sub-Adviser to the Long Duration Credit Fund. MIM is a wholly owned subsidiary of MetLife, Inc., a publicly held company. Stephen A. Mullin, CFA, manages the portion of the assets of the Long Duration Credit Fund allocated to MIM. Mr. Mullin has been with MIM and its predecessor firm since 2007.

Metropolitan West Asset Management, LLC: Metropolitan West Asset Management, LLC (MetWest), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the Long Duration Credit Fund. A team of investment professionals manages the portion of the Long Duration Credit Fund's assets allocated to MetWest. The team consists of three investment professionals: Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager. In addition to co-managing the security selection and trade execution process along with Mr. Landmann as Generalist Portfolio Managers, Messrs. Kane and Whalen serve as Co-Chief Investment Officers, with responsibility for developing the U.S. Fixed Income Group's long-term economic outlook that guides strategies. Messrs. Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004. MetWest is an indirect wholly-owned subsidiary of The TCW Group, Inc. (TCW).

ULTRA SHORT DURATION BOND FUND:

MetLife Investment Management, LLC: MetLife Investment Management, LLC (MIM), located at One MetLife Way, Whippany, New Jersey, 07981, serves as a Sub-Adviser to the Ultra Short Duration Bond Fund. MIM is a wholly owned subsidiary of MetLife, Inc., a publicly held company. Scott Pavlak, CFA has been with MIM and its predecessor firm since 2008. Juan Peruyero has been with MIM since 2012, originally joining MetLife in 2001.

Wellington Management Company LLP: Wellington Management Company LLP (Wellington Management), a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as the Sub-Adviser to the Ultra Short Duration Bond Fund. Timothy E. Smith, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the Ultra Short Duration Bond Fund since inception. Mr. Smith joined Wellington Management as an investment professional in 1992.

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EMERGING MARKETS DEBT FUND:

Colchester Global Investors Ltd: Colchester Global Investors Ltd (Colchester), located at Heathcoat House, 20 Savile Row, London, United Kingdom W1S 3PR, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Colchester. Ian Sims is the Chairman and Chief Investment Officer of Colchester. Mr. Sims founded the firm in 1999 and is responsible for the strategic direction of the firm. Mr. Sims oversees the management of the firm's assets globally as Chief Investment Officer and has final say on any investment matter. Prior to Colchester, Mr. Sims was founder and Chief Investment Officer for Global Fixed Income at Delaware International Advisors, Ltd., subsequently renamed Mondrian, where he worked for nearly 10 years. Mr. Sims' previous work experience includes fixed income portfolio management at Royal Bank of Canada and Hill Samuel Investment Advisers. Mr. Sims has authored a widely read publication on the use of real yields in global bond management. Mr. Sims holds a B.Sc. in Economics from Leicester University and an M.Sc. in Statistics from Newcastle University. Keith Lloyd, CFA, is the Chief Executive Officer and Deputy Chief Investment Officer of Colchester and has been with the firm since its inception. Mr. Lloyd manages the Investment and Operations teams and oversees investment research, portfolio construction and implementation on a day to day basis. Mr. Lloyd regularly contributes his insights to Investment Outlook papers. Prior to Colchester, Mr. Lloyd spent eight years in the World Bank's Investment Department managing global real and leveraged money as a lead fixed income portfolio manager, senior investment strategist and proprietary trader. Mr. Lloyd's previous work experience includes seven years with the Reserve Bank of New Zealand as an economist where he served on its policy-making committee. Mr. Lloyd began his career in 1983 as an international macro-monetary economist and Investment Manager. Mr. Lloyd has authored several exchange and interest rate papers. Mr. Lloyd is a CFA charter holder and has a B.A. in Economics from Massey University and an M.Sc. in Economics from the London School of Economics.

Marathon Asset Management, L.P.: Marathon Asset Management, L.P. (Marathon), located at One Bryant Park, 38th Floor, New York, New York 10036, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Marathon. Lou Hanover, CIO & Co-Managing Partner, Co-Founder of Marathon, has been with Marathon since its founding in 1998. Mr. Hanover oversees Marathon's portfolio managers and their investment activities. His responsibilities also include managing risk on a firm-wide basis, as well as serving as Senior Portfolio Manager for the firm's multi-strategy credit investment funds and separate accounts. Gaby Szpigiel is a Partner & Head of Marathon's Emerging Markets Group. Mr. Szpigiel joined Marathon in September of 2003 and is responsible for asset management of sovereign and corporate credit, local markets and equities (including distressed debt and special situations) across Latin America, Asia, EMEA and the Middle East and Africa. Andrew Szmulewicz is a Managing Director, Portfolio Manager & Strategist in Marathon's Emerging Markets Group. Mr. Szmulewicz joined Marathon in August of 2014 and is responsible for the development of new Emerging Market strategies from a technical perspective. Mr. Szmulewicz spent 9 years at J.P. Morgan Chase prior to joining Marathon.

Neuberger Berman Investment Advisers LLC: Neuberger Berman Investment Advisers LLC (NBIA; and, together with its affiliates, Neuberger Berman), located at 1290 Avenue of the Americas, New York, New York 10104, serves as the Sub-Adviser to the Emerging Markets Debt Fund. Portfolio managers Rob Drijkoningen, Gorky Urquieta, Jennifer Gorgoll, CFA, Raoul Luttik, Nish Popat, Prashant Singh, CFA, Bart van der Made, CFA and Vera Kartseva, CFA are responsible for the management of the assets of the Emerging Markets Debt Fund allocated to NBIA. Mr. Drijkoningen, Managing Director, joined Neuberger Berman in 2013 after working at ING Investment Management for almost 18 years, most recently as the global Co-Head

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of the Emerging Markets Debt team. Mr. Drijkoningen earned his macro-economics degree from Erasmus University in Rotterdam and has authored numerous articles on emerging markets debt subjects. Mr. Drijkoningen is DSI-registered. Mr. Urquieta, Managing Director, joined Neuberger Berman in 2013. Mr. Urquieta joined Neuberger Berman from ING Investment Management where he was most recently global Co-Head of Emerging Markets Debt (EMD), responsible for global emerging markets debt external and local currency strategies. Mr. Urquieta joined ING Investment Management in 1997. Mr. Urquieta obtained a B.A. in Business Administration from the Bolivian Catholic University in La Paz, Bolivia, and a master's degree in Finance from the University of Wisconsin. Mr. Drijkoningen and Mr. Urquieta are Global Co-Heads of the Emerging Markets Debt team and Senior Portfolio Managers responsible for over $28 billion in AUM in EMD (as of June 30, 2022. Ms. Gorgoll, CFA, Managing Director, joined Neuberger Berman in 2013. Ms. Gorgoll is a Co-Lead and Senior Portfolio Manager on the Emerging Markets Corporate Debt team responsible for global portfolios investing in high grade and high yield emerging market corporate debt across the regions. Ms. Gorgoll joined Neuberger Berman after working at ING Investment Management, where she was most recently the co-head and a Senior Portfolio Manager of the Emerging Markets Corporate Debt team. Ms. Gorgoll started at ING Investment Management in 2002. Ms. Gorgoll received an MBA with Honors from Columbia Business School with a concentration in Finance and a BS in Finance and Insurance from The Honors College at the University of South Carolina. Mr. Luttik, Managing Director, joined Neuberger Berman in 2013. Mr. Luttik is a Senior Portfolio Manager on the Emerging Markets Debt team, responsible for managing EMD Local Currency strategies. Mr. Luttik joined Neuberger Berman after working at ING Investment Management, where he was a lead Portfolio Manager within their Emerging Markets team (local currency). Mr. Luttik started at ING Investment Management in 1998. Mr. Luttik acquired a degree in Economics from Rijksuniversiteit Groningen in 1993. In 1997 Mr. Luttik became RBA-registered (Register of Investment Analysts) a registration affiliated with the European Federation of Financial Analysts Societies. Mr. Luttik is also DSI qualified. Mr. Popat, Managing Director, joined Neuberger Berman in 2013. Mr. Popat is a Co-Lead Senior Portfolio Manager on the Emerging Markets Corporate Debt team. Mr. Popat joined Neuberger Berman after working at ING Investment Management, where he was most recently a Senior Portfolio Manager on the Emerging Markets Corporate Debt team. Mr. Popat joined ING Investment Management in 2008. Mr. Singh, CFA, Managing Director, joined Neuberger Berman in 2013. Mr. Singh is the lead Portfolio Manager (Asia) on the Emerging Markets Debt team. Mr. Singh is responsible for managing the emerging markets debt portfolios in the Asia region, focusing on rates and currencies. Mr. Singh joined Neuberger Berman after working at ING Investment Management, where he held a similar role. Mr. Singh joined ING Investment Management in 2003. Mr. Singh graduated from St. Stephen's College, University of Delhi, India with a BS in Mathematics and earned an MBA from the Indian Institute of Management, Ahmedabad, specializing in Finance. Mr. van der Made, CFA, Managing Director, joined Neuberger Berman in 2013. Mr. van der Made is a Senior Portfolio Manager on the Emerging Markets Debt team, responsible for managing EMD Hard Currency portfolios. Prior to joining Neuberger Berman, Mr. van der Made held various roles at ING Investment Management, most recently since 2009, as lead Portfolio Manager of emerging markets debt (hard currency). From 2005 onward, Mr. van der Made was a Senior Portfolio Manager and before that was the EMD Economist — the role in which he joined in 2000. Mr. van der Made earned a master's degree in Econometrics from Erasmus University in Rotterdam. Ms. Kartseva, CFA, Senior Vice President, joined Neuberger Berman in 2013. Ms. Kartseva is a Portfolio Manager and Strategist on the Emerging Markets Debt team. In this role, Ms. Kartseva focuses on tactical asset allocation within EMD. Ms. Kartseva joined the firm from ING Investment Management where she held a similar role, and was also managing an EMD Opportunities fund, a blended strategy of hard and local currency debt. Prior to that, Ms. Kartseva was a Quantitative Analyst on the Multi-Asset Group of ING Investment Management. Vera received a Bachelor's degree in Applied Mathematics (cum laude) from the Kharkov National University of

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Radio Electronics, a Master's degree in Information Management and a PhD in Economics and Business Administration from the Vrije Universiteit of Amsterdam.

Ninety One UK Ltd.: Ninety One UK Ltd located at 55 Gresham Street, London, EC2V 7EL, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Debt Fund. Werner Gey van Pittius and Antoon de Klerk manage the portion of the assets of the Emerging Markets Debt Fund allocated to Ninety One. Mr. Gey van Pittius joined Ninety One in 2003. He is the Co-Head of Emerging Markets Sovereign & FX and Co-Portfolio Manager of the Emerging Markets Local Currency strategy. Mr. Gey van Pittius is jointly responsible for all global emerging markets sovereign debt strategies. Mr. de Klerk, having joined the firm in 2005, is a Portfolio Manager on the Emerging Markets Local Currency Debt, Emerging Markets Local Currency Total Return, and African Fixed Income strategies. Messrs. Gey van Pittius and de Klerk are responsible for the Ninety One's Emerging Markets Local Currency Debt strategy.

Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC: Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC (Stone Harbor), located at 31 West 52nd Street, 16th Floor, New York, New York 10019, serves as a Sub-Adviser to the Emerging Markets Debt Fund. Stone Harbor is a division of Virtus Fixed Income Advisers, LLC, a wholly owned subsidiary of Virtus Investment Partners, Inc., a public company. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Stone Harbor. The team consists of Peter J. Wilby, CFA; James E. Craige, CFA; William Perry; Stuart Sclater-Booth; David Oliver, CFA; and Kumaran Damodaran, Ph.D. Mr. Wilby, Portfolio Manager of the Emerging Markets Debt Fund, has served as Chief Investment Officer of Stone Harbor since April 2006 and Co-Chief Investment Officer since 2018. Prior to April 2006, Mr. Wilby was the Chief Investment Officer of North American Fixed Income and Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management. Mr. Craige, Portfolio Manager of the Emerging Markets Debt Fund, has served as Portfolio Manager of Stone Harbor since April 2006 and Co-Chief Investment Officer since 2018. Prior to April 2006, Mr. Craige was a Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Citigroup Asset Management. Mr. Perry, Portfolio Manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager for Stone Harbor since September 2012. From 2010 to 2012, Mr. Perry was an Emerging Markets Portfolio Manager for Morgan Stanley Investment Management. Prior to 2010, Mr. Perry worked in the Global Special Opportunities Group at JPMorgan Securities Inc. for over five years. Mr. Sclater-Booth, Portfolio Manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager of Stone Harbor since 2014. Prior to joining Stone Harbor in 2014, Mr. Sclater-Booth was Managing Director and head of Emerging Markets Debt strategy for Goldman Sachs from August 2009-2010 and June 2011 to June 2014. Mr. Oliver, Portfolio Manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager of Stone Harbor since June 2008. Prior to joining Stone Harbor in June 2008, Mr. Oliver was a Managing Director in emerging market sales and trading at Citigroup for over five years. Dr. Damodaran has served as a Portfolio Manager at Stone Harbor since July 2015. From 2012 to 2015, Dr. Damodaran was the Lead Emerging Markets Macro Portfolio Manager for GLG Partners. From 2008 to 2012, Dr. Damodaran worked as an Executive Vice President and Emerging Markets Portfolio Manager at PIMCO. Prior to PIMCO, he served as a Senior Vice President and Trader in Latin American Local Market Rate Derivatives at Lehman Brothers for over five years.

LIMITED DURATION BOND FUND:

MetLife Investment Management, LLC: MetLife Investment Management, LLC (MIM), located at One MetLife Way, Whippany, New Jersey, 07981, serves as a Sub-Adviser to the Limited Duration Bond Fund. MIM is a wholly owned subsidiary of MetLife, Inc., a publicly held company. Scott Pavlak, CFA has been with

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MIM and its predecessor firm since 2008. Juan Peruyero has been with MIM since 2012, originally joining MetLife in 2001.

Metropolitan West Asset Management, LLC: Metropolitan West Asset Management, LLC (MetWest), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the Limited Duration Bond Fund. A team of investment professionals manages the portion of the Limited Duration Bond Fund's assets allocated to MetWest. The team consists of three investment professionals: Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager. In addition to co-managing the security selection and trade execution process along with Mr. Landmann as Generalist Portfolio Managers, Messrs. Kane and Whalen serve as Co-Chief Investment Officers, with responsibility for developing the U.S. Fixed Income Group's long-term economic outlook that guides strategies. Messrs. Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004. MetWest is an indirect wholly-owned subsidiary of The TCW Group, Inc. (TCW).

INTERMEDIATE DURATION CREDIT FUND:

Income Research & Management: Income Research & Management (IR+M), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Intermediate Duration Credit Fund. A team of investment professionals manages the portion of the Intermediate Duration Credit Fund's assets allocated to IR+M. The team consists of Bill O'Malley, CFA, Board Member, Chief Executive Officer, and Co-Chief Investment Officer, Jake Remley, CFA, Principal and Senior Portfolio Manager; and Jim Gubitosi, CFA, Principal and Co-Chief Investment Officer. This team is ultimately responsible for the day-to-day management and strategic direction of the Intermediate Duration Credit Fund. Mr. O'Malley joined IR+M in September 1994, Mr. Remley joined IR+M in July of 2005, and Mr. Gubitosi joined IR+M in March 2007. Mr. O'Malley was previously the Director of the Investment Team at IR+M, Mr. Remley was previously a Portfolio Manager at IR+M, and Mr. Gubitosi was previously a Portfolio Manager and Senior Portfolio Manager at IR+M.

Legal & General Investment Management America Inc.: Legal & General Investment Management America Inc. (LGIMA), located at 71 South Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Intermediate Duration Credit Fund. A team of investment professionals manages the portion of the Intermediate Duration Credit Fund's assets allocated to LGIMA. John Bender, CFA, joined LGIMA as Head of U.S. Fixed Income in 2006, was promoted to Chief Investment Officer in 2021. and to Co-Head of Global Fixed Income in 2015. Mr. Bender has over 30 years of industry experience. Mr. Bender graduated from Marquette University with a B.S. in Accounting. Tim Bacik, CFA, joined LGIMA in 2011 as a Senior Portfolio Manager and has over 23 years of industry experience. In 2019, he was promoted to Head of Investment Grade Portfolio Management. Mr. Bacik graduated from Wesleyan University with a B.A. in Economics. Jeff Koch, CFA, joined LGIMA as a Senior Portfolio Manager in 2012 and was promoted to Co-Head of Fixed Income in 2013. In 2021, he was promoted to Head of US Fixed Income. Mr. Koch has over 30 years of investment grade and high yield fixed income experience. Mr. Koch earned a B.S. in Economics from the University of Minnesota, Morris and an M.B.A. with an emphasis in Finance from Washington University. Jordan Bond joined LGIMA in 2016 as a Senior Portfolio Manager. Mr. Bond joined LGIMA from PIMCO, where he was most recently Vice President and Portfolio Manager of investment grade assets. Prior to PIMCO, Mr. Bond was a Senior Consultant at Morgan Stanley. Mr. Bond is a CFA charterholder and is a certified Financial Risk Manager (FRM). Mr. Bond earned an M.B.A. with honors in Finance/ Investments from University of Southern California — Marshall School of Business. Mr. Bond graduated from University of Colorado Boulder with a B.S. in Economics. Patrick Dan joined LGIMA in 2017 as a Senior Portfolio Manager

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and has over 12 years of industry experience. Prior to joining LGIMA, Mr. Dan spent the majority of his career at Neuberger Berman, where he was most recently Senior Vice President-Senior Trader for their investment grade credit strategies. Mr. Dan graduated from Villanova University with a B.S. in Finance, cum laude. Mr. Dan holds an M.B.A. in Finance from Northwestern University's Kellogg School of Management.

MetLife Investment Management, LLC: MetLife Investment Management, LLC (MIM), located at, serves as a Sub-Adviser to the Intermediate Duration Credit Fund. MIM is a wholly owned subsidiary of MetLife, Inc., a publicly held company. Mr. Kronschnabel has been with MIM and its predecessor firm since 2007.

DYNAMIC ASSET ALLOCATION FUND:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at One Iron Street, Boston, Massachusetts 02210, serves as a Sub-Adviser for a portion of the assets of the Dynamic Asset Allocation Fund and its respective Subsidiary. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Dynamic Asset Allocation Fund and its respective Subsidiary allocated to SSGA FM are Charles McGinn and Tyhesha Harrington. Mr. McGinn is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Investment Solutions Group (ISG), where he manages a variety of portfolios. As a member of the Exposure Management Team within ISG, Mr. McGinn is responsible for the oversight of over $10 billion worth of client assets with exposure to equities and fixed income invested globally. As a result, Mr. McGinn has extensive experience in trading derivatives. In addition to managing several of the group's separate accounts, Mr. McGinn is part of the team responsible for managing the Target Retirement series of portfolios as well as being the lead portfolio manager of the group's Country Selection strategy. As the lead portfolio manager of the Country Selection strategy, Mr. McGinn is responsible for recommending all of the investment calls. Mr. McGinn is also an active participant in making tactical calls in all of the portfolios where ISG has been given discretion. In addition, Mr. McGinn is responsible for the management of the SEI Dynamic Asset Allocation Funds registered in the United Sates and the United Kingdom. Prior to his current role, Mr. McGinn was an operations analyst at SSGA, where he specialized in developed and emerging market equity funds. Mr. McGinn has been working in the investment management field since 1988. Mr. McGinn is a graduate of Salem State College, where he earned a Bachelor of Science in Business Administration. Ms. Harrington is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Investment Solutions Group (ISG). In this role, Ms. Harrington is responsible for developing and implementing investment solutions for clients, including strategic and tactical global balanced funds, equitization, and exposure management strategies. Prior to joining SSGA, Ms. Harrington worked as a portfolio manager at PanAgora Asset Management where she managed passive U.S. and international equity strategies and multi-asset class strategies. Ms. Harrington's responsibilities also included running optimizations and trading. Ms. Harrington has been working in the investment management field since 1995. Ms. Harrington holds Bachelor of Arts degrees in Psychology and Urban Studies from Boston University and a Master degree in Business Administration with a concentration in Finance from the Graduate School of Management at Boston University.

MULTI-ASSET REAL RETURN FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 150 4th Avenue North, Nashville, Tennessee, 37219, serves as a Sub-Adviser to the Multi-Asset Real Return Fund. A team of investment professionals, led by Mike Canter, PhD, and Janaki Rao manages the portion of the Multi-Asset Real Return Fund's assets allocated to AllianceBernstein. Mr. Canter is Director of US Multi-Sector and Securitized Assets at AllianceBernstein (AB). He is also the Chief Investment Officer of AB's Securitized Assets Fund and the former CIO of the Recovery Asset Fund (ABRA-S) and the Legacy Securities (PPIP) Fund.

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In addition, Canter is Head of the Securitized Assets Research Group, which is responsible for the firm's investments in agency mortgage-backed securities (MBS), credit risk-transfer securities (CRT), non-agency residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities (ABS). Mr. Canter has been with the firm since 2007. Mr. Rao is a Securitized Assets Portfolio Manager and Head of Agency Mortgage-Backed Securities Research, where he oversees agency mortgage-backed securities (MBS) research, including fundamental and relative-value research. Mr. Rao has been with the firm since 2013.

Franklin Advisers, Inc.: Franklin Advisers, Inc. (FAV), located at One Franklin Parkway, San Mateo, California 94403-1906, serves as a Sub-Adviser to the Multi-Asset Real Return Fund. A team of investment professionals manages the portion of the Multi-Asset Real Return Fund's assets allocated to FAV. Mr. Chris Floyd, CFA, VP, is a Portfolio Manager at FAV. Prior to FAV, Mr. Floyd was a portfolio manager and member of the Equity Portfolio Management team at QS Investors since 2014. Prior to 2014, he was a portfolio manager at Batterymarch Financial Management, which in 2014 merged with QS Investors. Mr. Joe Giroux, VP, is a Portfolio Manager at FAV. Prior to FAV, Mr. Giroux was a portfolio manager and member of the Equity Portfolio Management team at QS Investors since 2014. Prior to 2014, he was a portfolio manager at Batterymarch Financial Management, which in 2014 merged with QS Investors. Mr. Jose Maldonado, CFA, VP, is a Portfolio Manager for FAV. Prior to FAV, Mr. Maldonado was a portfolio manager and member of the Equity Portfolio Management team at QS Investors since 2014. Before joining QS, he was a global equity trader at Arrowstreet Capital.

MARR COMMODITY STRATEGY SUBSIDIARY LTD, MARR Commodity Strategy Subsidiary Ltd. is organized under the laws of the Cayman Islands and is a wholly-owned subsidiary of the Multi-Asset Real Return Fund.

Columbia Management Investment Advisers, LLC: Columbia Management Investment Advisers, LLC (Columbia Management), located at 290 Congress Street, Boston MA 02210, serves as a Sub-Adviser to MARR Commodity Strategy Subsidiary Ltd. Columbia Management, in turn, has appointed Threadneedle International Ltd. (Threadneedle), to act as a sub-adviser. Columbia Management and Threadneedle work together to determine what securities and other investments should be bought or sold. Threadneedle is located at Cannon Place, 78 Cannon Street, London EC4N 6AG, United Kingdom. Threadneedle is a registered investment adviser, an affiliate of Columbia Management, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. Nicolas Robin is a Portfolio Manager at Threadneedle. Mr. Robin joined Threadneedle in 2010 as a Fund Manager specializing in commodities. Prior to joining Threadneedle, Mr. Robin worked at Barep Asset Management (Société Générale Group) and JPMorgan Chase & Co. Mr. Robin began his investment career in 2001 and earned a BSc in Government and Economics and MSc in Political Theory from the London School of Economics. Marc Khalamayzer is head of Liquid Alternatives and a senior portfolio manager for the Global Asset Allocation team at Columbia Threadneedle Investments. Mr. Khalamayzer joined one of the Columbia Threadneedle Investments firms in 2014 and has been a member of the investment community since 2006. Previously, he was a director at Gottex Fund Management Sarl. Prior to that, Mr. Khalamayzer was a quantitative analyst at 2100 Capital Group LLC. Mr. Khalamayzer received an M.S. in Finance and a B.S. in Economics-Finance from Bentley University. In addition, he holds the Chartered Financial Analyst® designation. Matthew Ferrelli is a portfolio manager for the Global Asset Allocation team at Columbia Threadneedle Investments. Previously, Mr. Ferrelli was a risk analyst at Putnam Investments. Mr. Ferrelli joined the firm in 2017 and has been a member of the investment community since 2005. Mr. Ferrelli received an M.S. in Finance from Suffolk University and a B.A. from Boston College. In addition, he holds the Chartered Financial Analyst® designation.

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Credit Suisse Asset Management, LLC: Credit Suisse Asset Management, LLC (CSAM, LLC), located at Eleven Madison Avenue, New York, New York, 10010, serves as a Sub-Adviser to MARR Commodity Strategy Subsidiary Ltd. Christopher Burton, CFA, Managing Director and Global Head of Commodities, is a Senior Portfolio Manager on Credit Suisse Asset Management's Commodities Portfolio Management Team and has been in this role since 2005. Mr. Burton joined CSAM, LLC in 2005, and was formerly a derivatives strategist at Putnam Investments. Mr. Burton has 20 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

The Funds offer Class A Shares to institutions, including defined benefit plans, defined contribution plans, healthcare defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans, Taft-Hartley plans and other SIMC advisory clients that have entered into an Investment Management Agreement with SIMC (Eligible Investors). Under each Investment Management Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk and to develop a plan for the allocation of its assets. Each Investment Management Agreement sets forth the fee to be paid to SIMC by the Eligible Investor, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance-based fee or a fixed-dollar fee for certain specified services.

Eligible Investors also include institutional investors, employee benefit plans and other similar entities that purchase the Funds through an intermediary, such as a bank or another large institutional wealth advisor, that has an Investment Advisory Agreement with SIMC (or its agent) authorizing their availability on the intermediary's platform.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day.

Eligible Investors (as defined above) may purchase, sell or exchange shares by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund

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will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV after the intermediary receives the request, if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

The Trust's Board of Trustees has designated SIMC as the Valuation Designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. The Valuation Designee typically values securities using readily available market quotations or prices supplied by independent pricing services.

When valuing portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, the securities will be valued using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, the Valuation Designee will value the security using its own policy and the Funds' Pricing and Valuation Procedures (Fair Value Procedures), as described below.

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On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds' Fair Value Procedures until an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, then long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund that have readily-available market quotations are provided daily by third-party independent pricing agents. The Valuation Designee and Fund's administrator, as applicable, reasonably believe that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. The Valuation Designee, who is responsible for making fair value determinations with respect to the Funds' portfolio securities, will, with assistance from the applicable Sub-Adviser, continuously monitor the reliability of readily-available market quotations obtained from any pricing service and shall promptly notify the Funds' administrator if the Valuation Designee reasonably believes that a particular pricing service is no longer a reliable source of readily-available market quotations. The Funds' administrator, in turn, will notify the Valuation Designee if it reasonably believes that a particular pricing service is no longer a reliable source for readily-available market quotations.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology for investments with readily-available market quotations requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily-available market quotations will be reported to the Board by the Valuation Designee in accordance with certain requirements.

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Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures reviewed and approved by the Board. The Funds' Fair Value Procedures are implemented through the Valuation Designee.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a Significant Event. When a security is valued in accordance with the Fair Value Procedures, the Valuation Designee will determine the value after taking into consideration relevant information reasonably available to the Valuation Designee. Examples of factors the Valuation Designee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Valuation Designee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The readily-available market quotations of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates NAV thereby rendering the readily-available market quotations as unreliable. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector.

The Valuation Designee is primarily responsible for the obligation to monitor for Significant Events as part of the Valuation Designee's ongoing responsibility to determine whether a Fund investment is required to be fair valued (i.e., the investment does not have a reliable readily-available market quotation). The Valuation Designee may consider input from the Fund's service providers, including the Fund's administrator or a Sub-Adviser, if applicable and as appropriate. If the Valuation Designee becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate net asset value, the Valuation Designee shall notify the Fund's administrator.

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Minimum Purchases

To purchase shares for the first time, Eligible Investors must invest at least $100,000 in the Funds, with minimum subsequent investments of $1,000, which may be waived at the discretion of SIMC. A Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of a Fund could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing a Fund to incur unwanted taxable gains and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the

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financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to restrict trading by the shareholder and may request that the financial intermediary prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Prospective investors should consult their own financial institution or financial intermediary regarding their eligibility to invest in a Fund. The Funds may rely on representations from such financial institutions and financial intermediaries regarding their investor eligibility.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of

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Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

An authorized financial institution or intermediary may exchange Class A Shares of any Fund for Class A Shares of any other fund of SEI Institutional Investments Trust on any Business Day by placing orders with the Transfer Agent or the Fund's authorized agent. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares of one Fund and buying shares of another Fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your authorized financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your redemption request on the Business Day following the day on which they receive your request regardless of the method the Funds use to make such payment, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is unlikely that your shares would be redeemed in kind, in such event you likely would have

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to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. These methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the 1940 Act and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo. or the Distributor) is the distributor of the shares of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Funds can be obtained on the Internet at the following address: http:// www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person who requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date of which the data relates, at which time it will be permanently removed from the site.

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On the Monday following each week end, a list of all portfolio holdings in the Dynamic Asset Allocation Fund as of the end of such week will be made available on the Portfolio Holdings Website. The portfolio holdings shall remain on the Portfolio Holdings Website until the following Monday at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings website and the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, World Select Equity and Limited Duration Bond Funds to pay dividends periodically (at least once annually); the Dynamic Asset Allocation and Multi-Asset Real Return Funds to pay dividends annually; the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond and Intermediate Duration Credit Funds to pay dividends monthly; and the Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Opportunistic Income, Emerging Markets Debt and Real Return Funds to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually. You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

This summary does not apply to shares held in individual retirement accounts or other tax-qualified plans, which are generally not subject to current taxation. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own retirement plan or tax-qualified plan.

Each Fund has elected and intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund's failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state and local taxation, depending upon your tax situation. Dividend distributions, including net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Certain dividend distributions may qualify for the reduced tax rates on qualified dividend income to the extent certain holding period requirements are met by you and by the Funds. Distributions that a Fund receives from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so designated by such underlying fund or REIT. Qualified dividend income is, in general, dividends from domestic

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corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States). Distributions reported by the Funds as long-term capital gains distributions and qualified dividend income are generally taxable at the rates applicable to long-term capital gains, currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets), regardless of how long you have held your Fund shares. The Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond and Intermediate Duration Credit Funds are each expected to make primarily ordinary income distributions that will not be treated as qualified dividend income. In addition, the investment strategies of certain other Funds may limit their ability to make distributions eligible to be treated as qualified dividend income. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond and Intermediate Duration Credit Funds are each expected to make primarily ordinary income distributions that will not be eligible for the dividends received deduction for corporate taxpayers. In addition, the investment strategies of certain other Funds may limit their ability to make distributions eligible for the dividends received deduction for corporate taxpayers.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale, redemption or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agents) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of such Fund's shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed

SEI / PROSPECTUS

after the settlement date of each such sale of Fund shares. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

In order for a Fund to qualify as a RIC under Subchapter M of the Code, a Fund must, among other requirements detailed in the SAI, derive at least 90% of its gross income each taxable year from qualifying income (as described in more detail in the SAI). The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from certain commodity-linked derivative instruments that certain Funds may invest in, may not be considered qualifying income. Each Fund will attempt to restrict its income from commodity-linked derivative instruments that it believes do not generate qualifying income, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, a Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which a Fund invests in commodities or commodity-linked derivative instruments directly may be limited by the requirements of Subchapter M of the Code, which each Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with such requirements could have significant negative consequences to Fund shareholders. Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund's returns.

A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation (CFC) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in the Subsidiary, each Commodity Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, each Commodity Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC's "Subpart F" income (discussed further below) and any "global intangible low-taxed income" or (GILTI) for the CFC's taxable year ending within the Fund's taxable year whether or not such income is actually distributed by the CFC. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC's depreciable tangible assets.

Each of the Commodity Funds may gain most of its exposure to the commodities markets through its investment in its own Subsidiary, which invests directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Commodity Funds' investment in their respective Subsidiaries is expected to provide the Commodity Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The "Subpart F" income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Commodity Funds attributable to their investment in a Subsidiary is "qualifying income" to the Commodity Funds to the extent that such income is derived with respect to the Commodity Fund's business of investing in stock, securities or currencies. Each Commodity Fund expects its

SEI / PROSPECTUS

"Subpart F" income attributable to its investment in its Subsidiary to be derived with respect to the Commodity Fund's business of investing in stock, securities or currencies and accordingly expects its "Subpart F" income attributable to its investment in a Subsidiary to be treated as "qualifying income." The Adviser will carefully monitor the Commodity Funds' investments in their respective Subsidiaries to ensure that no more than 25% of a Commodity Fund's assets are invested in its Subsidiary.

Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC's underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund's other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent a Commodity Fund invests in its Subsidiary and recognizes "Subpart F" income or GILTI in excess of actual cash distributions from the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. "Subpart F" income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities.

A Commodity Fund's recognition of any "Subpart F" income or GILTI from an investment in its Subsidiary will increase the Commodity Fund's tax basis in the Subsidiary. Distributions by a Subsidiary to a Commodity Fund, including in redemption of the Subsidiary's shares, will be tax free, to the extent of the Subsidiary's previously undistributed "Subpart F" income or GILTI, and will correspondingly reduce the Commodity Fund's tax basis in its Subsidiary, and any distributions in excess of the Commodity Fund's tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to a Commodity Fund's shares of its Subsidiary will not be currently recognized. A Commodity Fund's investment in its Subsidiary will potentially have the effect of accelerating the Commodity Fund's recognition of income and causing its income to be treated as ordinary income, regardless of the character of its Subsidiary's income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by a Commodity Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. A Commodity Fund will not receive any credit in respect of any non-U.S. tax borne by its Subsidiary.

If a Fund fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Fund to qualify as a RIC.

Certain Funds may invest in U.S. REITs. "Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as "section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

SEI / PROSPECTUS

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, if more than 50% of the total assets of a Fund consist of foreign securities, such Fund will be eligible to elect to treat some of those taxes as distributions to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such election and provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing in the Funds.

Shareholders are urged to consult their tax advisors regarding specific questions about federal, state and local income tax from an investment in the Funds.

The SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds' investment adviser, custodian, administrator and transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly (and which may not be waived) by federal or state securities laws.

SEI / PROSPECTUS

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A Shares of the Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Global Managed Volatility, World Select Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond, Intermediate Duration Credit, Dynamic Asset Allocation and Multi-Asset Real Return Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund's financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

SEI INSTITUTIONAL INVESTMENTS TRUST — FOR THE YEARS OR PERIOD ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
CLASS A
2022	$18.68	$0.27	$(0.36)	$(0.09)	$(0.27)	$(3.25)	$(3.52)	$15.07	(1.96)%	$773,846	0.18%	0.47%	1.56%	76%
2021	13.95	0.27	5.57	5.84	(0.29)	(0.82)	(1.11)	18.68	43.39	1,097,320	0.18	0.47	1.70	78
2020	14.73	0.30	0.66	0.96	(0.29)	(1.45)	(1.74)	13.95	5.78	941,086	0.18	0.47	2.02	76
2019	18.93	0.32	(0.28)	0.04	(0.31)	(3.93)	(4.24)	14.73	1.49	1,090,130	0.19	0.47	1.87	102
2018	20.42	0.33	2.63	2.96	(0.39)	(4.06)	(4.45)	18.93	15.00	1,368,392	0.20	0.47	1.64	68
Large Cap Disciplined Equity Fund
CLASS A
2022	$12.65	$0.15	$0.21	$0.36	$(0.31)	$(3.12)	$(3.43)	$9.58	0.39%	$1,389,157	0.17%	0.47%	1.28%	146%
2021	9.71	0.17	3.73	3.90	(0.21)	(0.75)	(0.96)	12.65	42.00	1,668,804	0.17	0.47	1.51	142
2020	10.27	0.19	0.65	0.84	(0.26)	(1.14)	(1.40)	9.71	7.23	1,380,069	0.18	0.47	1.83	139
2019	13.58	0.22	(0.39)	(0.17)	(0.22)	(2.92)	(3.14)	10.27	(0.14)	2,003,051	0.19	0.47	1.80	125
2018	13.87	0.24	1.43	1.67	(0.25)	(1.71)	(1.96)	13.58	12.43	3,033,957	0.19	0.47	1.71	134

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Index Fund
CLASS A
2022	$226.91	$3.06	$(6.83)	$(3.77)	$(3.13)	$(18.63)	$(21.76)	$201.38	(2.74)%	$1,919,037	0.04%	0.13%	1.34%	18%
2021	163.61	2.89	65.82	68.71	(2.95)	(2.46)	(5.41)	226.91	42.57	2,297,701	0.03	0.12	1.47	20
2020	173.92	3.26	19.13	22.39	(3.34)	(29.36)	(32.70)	163.61	12.48	1,750,464	0.04	0.13	1.87	32
2019	200.41	4.18	0.70	4.88	(4.27)	(27.10)	(31.37)	173.92	3.43	1,636,037	0.04	0.13	2.19	16
2018	182.82	3.63	22.56	26.19	(4.13)	(4.47)	(8.60)	200.41	14.53	1,989,617	0.03	0.12	1.87	16
S&P 500 Index Fund
CLASS A
2022	$21.82	$0.30	$(0.22)	$0.08	$(0.30)	$(1.24)	$(1.54)	$20.36	(0.33)%	$5,106,116	0.05%	0.12%	1.33%	11%
2021	16.13	0.29	6.09	6.38	(0.29)	(0.40)	(0.69)	21.82	40.24	6,251,980	0.04	0.11	1.51	19
2020	14.78	0.31	1.57	1.88	(0.31)	(0.22)	(0.53)	16.13	12.77	4,277,620	0.05	0.12	1.94	34
2019	14.92	0.34	0.19	0.53	(0.34)	(0.33)	(0.67)	14.78	3.77	3,975,682	0.05	0.12	2.23	21
2018	13.39	0.28	1.62	1.90	(0.30)	(0.07)	(0.37)	14.92	14.36	4,258,172	0.05	0.12	1.92	25
Extended Market Index Fund
CLASS A
2022	$22.89	$0.19	$(3.90)	$(3.71)	$(0.21)	$(3.46)	$(3.67)	$15.51	(18.88)%	$1,453,682	0.05%	0.19%	0.96%	49%
2021	14.47	0.18	8.81	8.99	(0.18)	(0.39)	(0.57)	22.89	62.79	1,755,160	0.05	0.19	0.95	58
2020	14.52	0.20	0.39	0.59	(0.20)	(0.44)	(0.64)	14.47	3.88	1,176,664	0.06	0.20	1.35	56
2019	15.94	0.23	(0.80)	(0.57)	(0.23)	(0.62)	(0.85)	14.52	(3.29)	937,836	0.06	0.20	1.51	46
2018	14.16	0.19	2.39	2.58	(0.21)	(0.59)	(0.80)	15.94	18.58	996,135	0.06	0.20	1.27	64
Small Cap Fund
CLASS A
2022	$18.54	$0.15	$(1.46)	$(1.31)	$(0.16)	$(4.48)	$(4.64)	$12.59	(9.62)%	$227,791	0.44%	0.72%	0.94%	120%
2021	11.91	0.15	7.22	7.37	(0.14)	(0.60)	(0.74)	18.54	63.38	287,220	0.44	0.72	0.98	122
2020	13.66	0.16	(0.99)	(0.83)	(0.19)	(0.73)	(0.92)	11.91	(7.04)	228,900	0.45	0.72	1.16	127
2019	18.76	0.18	(1.81)	(1.63)	(0.16)	(3.31)	(3.47)	13.66	(7.71)	267,012	0.44	0.72	1.09	109
2018	17.83	0.12	2.64	2.76	(0.12)	(1.71)	(1.83)	18.76	16.30	375,607	0.43	0.72	0.68	115

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap II Fund
CLASS A
2022	$15.16	$0.10	$(1.51)	$(1.41)	$(0.10)	$(3.07)	$(3.17)	$10.58	(11.14)%	$324,229	0.43%	0.72%	0.75%	130%
2021	8.95	0.10	6.21	6.31	(0.10)	—	(0.10)	15.16	70.79	509,597	0.43	0.72	0.82	151
2020	9.93	0.09	(0.54)	(0.45)	(0.10)	(0.43)	(0.53)	8.95	(5.20)	312,950	0.44	0.72	0.92	136
2019	13.22	0.09	(1.14)	(1.05)	(0.08)	(2.16)	(2.24)	9.93	(6.98)	337,113	0.43	0.72	0.73	129
2018	12.65	0.08	2.27	2.35	(0.08)	(1.70)	(1.78)	13.22	19.97	442,285	0.42	0.72	0.60	127
Small/Mid Cap Equity Fund
CLASS A
2022	$14.11	$0.12	$(0.77)	$(0.65)	$(0.11)	$(3.25)	$(3.36)	$10.10	(6.47)%	$944,301	0.42%	0.72%	1.00%	82%
2021	9.23	0.10	5.23	5.33	(0.08)	(0.37)	(0.45)	14.11	58.97	1,173,130	0.41	0.72	0.88	88
2020	10.27	0.13	(0.43)	(0.30)	(0.11)	(0.63)	(0.74)	9.23	(3.80)	879,022	0.41	0.72	1.24	111
2019	13.63	0.14	(1.17)	(1.03)	(0.10)	(2.23)	(2.33)	10.27	(6.58)	1,178,532	0.42	0.72	1.18	116
2018	13.19	0.10	1.97	2.07	(0.14)	(1.49)	(1.63)	13.63	16.52	1,596,828	0.42	0.72	0.76	107
U.S. Equity Factor Allocation Fund
CLASS A
2022	$15.37	$0.23	$0.05	$0.28	$(0.24)	$(3.05)	$(3.29)	$12.36	0.10%	$949,390	0.02%	0.32%	1.61%	64%
2021	10.67	0.22	4.70	4.92	(0.22)	—	(0.22)	15.37	46.54	1,068,145	0.02	0.32	1.71	72
2020	10.18	0.22	0.51	0.73	(0.24)	—	(0.24)	10.67	7.21	756,195	0.02	0.32	2.03	39
2019	10.17	0.23	(0.05)	0.18	(0.17)	—	(0.17)	10.18	1.74	873,180	0.02	0.32	2.18	43
2018 (2)	10.00	0.03	0.14	0.17	—	—	—	10.17	1.70	255,550	0.04	0.34	2.66	—
U.S. Managed Volatility Fund
CLASS A
2022	$15.29	$0.35	$0.36	$0.71	$(0.36)	$(2.51)	$(2.87)	$13.13	4.71%	$887,170	0.20%	0.72%	2.47%	55%
2021	12.17	0.29	3.14	3.43	(0.30)	(0.01)	(0.31)	15.29	28.60	1,115,591	0.20	0.72	2.21	61
2020	13.01	0.33	(0.29)	0.04	(0.31)	(0.57)	(0.88)	12.17	(0.31)	1,216,680	0.20	0.72	2.48	58
2019	14.34	0.36	0.56	0.92	(0.36)	(1.89)	(2.25)	13.01	7.10	1,181,573	0.20	0.72	2.56	39
2018	14.83	0.34	0.82	1.16	(0.39)	(1.26)	(1.65)	14.34	7.81	1,287,447	0.23	0.72	2.31	58

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Global Managed Volatility Fund
CLASS A
2022	$13.21	$0.32	$0.26	$0.58	$(0.31)		$(1.56)	$(1.87)	$11.92	4.25%	$2,457,371	0.25%	0.72%	2.49%	56%
2021	10.88	0.28	2.29	2.57	(0.24)		—	(0.24)	13.21	23.93	2,722,519	0.24	0.72	2.42	53
2020	11.53	0.30	(0.35)	(0.05)	(0.40)		(0.20)	(0.60)	10.88	(1.08)	2,738,825	0.24	0.72	2.57	47
2019	12.05	0.35	(0.02)	0.33	(0.44)		(0.41)	(0.85)	11.53	3.14	2,490,831	0.24	0.72	2.88	42
2018	11.72	0.32	0.55	0.87	(0.27)		(0.27)	(0.54)	12.05	7.41	2,256,778	0.24	0.72	2.68	37
World Equity Ex-US Fund
CLASS A
2022	$16.57	$0.36	$(2.17)	$(1.81)	$(0.37)		$(2.74)	$(3.11)	$11.65	(12.53)%	$8,786,841	0.28%	0.63%	2.52%	73%
2021	11.67	0.28	4.87	5.15	(0.22)		(0.03)	(0.25)	16.57	44.38	10,497,695	0.29	0.63	1.96	85
2020	12.08	0.22	(0.30)	(0.08)	(0.33)		—	(0.33)	11.67	(1.00)	8,115,314	0.31	0.62	1.80	92
2019	13.78	0.29	(1.35)	(1.06)	(0.28)		(0.36)	(0.64)	12.08	(7.34)	8,327,272	0.31	0.62	2.25	75
2018	12.63	0.28	1.19	1.47	(0.28)		(0.04)	(0.32)	13.78	11.60	8,559,023	0.32	0.62	2.03	75
Screened World Equity Ex-US Fund
CLASS A
2022	$14.56	$0.33	$(1.76)	$(1.43)	$(0.28)		$(2.10)	$(2.38)	$10.75	(10.99)%	$154,699	0.29%	0.78%	2.64%	84%
2021	10.05	0.22	4.62	4.84	(0.22)		(0.11)	(0.33)	14.56	48.54	136,932	0.36	0.82	1.78	102
2020	10.31	0.22	(0.16)	0.06	(0.32	)(3)	—	(0.32)	10.05	0.17	101,167	0.35	0.81	2.03	77
2019	11.48	0.24	(1.03)	(0.79)	(0.21)		(0.17)	(0.38)	10.31	(6.57)	98,969	0.33	0.79	2.22	52
2018	10.36	0.22	1.15	1.37	(0.25)		—	(0.25)	11.48	13.24	111,582	0.36	0.80	1.95	56
World Select Equity Fund
CLASS A
2022	$12.79	$0.26	$(0.71)	$(0.45)	$(0.64)		$(0.49)	$(1.13)	$11.21	(4.12)%	$256,449	0.35%	0.67%	2.07%	60%
2021	8.69	0.19	4.41	4.60	(0.50)		—	(0.50)	12.79	54.06	363,533	0.39	0.69	1.79	66
2020	9.38	0.21	(0.51)	(0.30)	(0.39)		—	(0.39)	8.69	(3.86)	476,296	0.37	0.69	2.20	66
2019	11.30	0.23	(1.26)	(1.03)	(0.31)		(0.58)	(0.89)	9.38	(8.81)	985,177	0.31	0.65	2.18	93
2018 (4)	10.00	0.18	1.30	1.48	(0.08)		(0.10)	(0.18)	11.30	14.88	1,239,095	0.30	0.63	1.82	68

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Emerging Markets Equity Fund
CLASS A
2022	$12.69	$0.23	$(1.73)	$(1.50)	$(0.20)	$(1.65)	$(1.85)	$9.34	(13.17)%	$1,139,272	0.59%	1.17%	2.03%	86%
2021	8.37	0.19	4.34	4.53	(0.21)	—	(0.21)	12.69	54.35	1,371,657	0.61	1.18	1.79	90
2020	8.99	0.16	(0.59)	(0.43)	(0.19)	—	(0.19)	8.37	(5.14)	1,008,763	0.63	1.19	1.71	59
2019	11.21	0.19	(1.43)	(1.24)	(0.19)	(0.79)	(0.98)	8.99	(10.59)	1,007,905	0.66	1.20	1.91	59
2018	10.25	0.19	1.08	1.27	(0.22)	(0.09)	(0.31)	11.21	12.37	1,094,294	0.63	1.17	1.70	97
Opportunistic Income Fund
CLASS A
2022	$8.20	$0.21	$(0.29)	$(0.08)	$(0.21)	$—	$(0.21)	$7.91	(0.97)%	$666,905	0.23%	0.52%	2.56%	45%
2021	7.87	0.23	0.32	0.55	(0.22)	—	(0.22)	8.20	7.10	993,299	0.23	0.52	2.83	62
2020	8.24	0.31	(0.33)	(0.02)	(0.35)	—	(0.35)	7.87	(0.22)	975,466	0.24	0.52	3.81	36
2019	8.23	0.34	(0.03)	0.31	(0.30)	—	(0.30)	8.24	3.90	1,388,921	0.24	0.52	4.14	26
2018	8.29	0.27	—	0.27	(0.33)	—	(0.33)	8.23	3.36	1,850,589	0.24	0.52	3.25	45
Core Fixed Income Fund
CLASS A
2022	$10.47	$0.18	$(1.06)	$(0.88)	$(0.20)	$—	$(0.20)	$9.39	(8.52)%	$8,516,949	0.12%	0.36%	1.77%	380%
2021	10.96	0.19	(0.07)	0.12	(0.22)	(0.39)	(0.61)	10.47	1.00	9,105,850	0.12	0.36	1.73	386
2020	10.35	0.29	0.74	1.03	(0.31)	(0.11)	(0.42)	10.96	10.18	7,475,630	0.12	0.37	2.77	369
2019	10.03	0.33	0.33	0.66	(0.34)	—	(0.34)	10.35	6.72	7,052,345	0.12	0.37	3.26	368
2018	10.31	0.27	(0.25)	0.02	(0.30)	—	(0.30)	10.03	0.18	6,586,334	0.12	0.37	2.67	388
High Yield Bond Fund
CLASS A
2022	$8.84	$0.53	$(0.78)	$(0.25)	$(0.54)	$—	$(0.54)	$8.05	(3.09)%	$2,262,547	0.28%	0.56%	6.08%	50%
2021	7.74	0.47	1.25	1.72	(0.52)	(0.10)	(0.62)	8.84	22.88	2,843,123	0.29	0.55	5.61	78
2020	8.65	0.54	(0.84)	(0.30)	(0.54)	(0.07)	(0.61)	7.74	(3.73)	2,300,321	0.29	0.56	6.48	80
2019	8.81	0.55	(0.10)	0.45	(0.55)	(0.06)	(0.61)	8.65	5.32	2,681,510	0.29	0.56	6.31	60
2018	9.13	0.57	(0.25)	0.32	(0.56)	(0.08)	(0.64)	8.81	3.59	2,903,499	0.29	0.55	6.29	59

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Long Duration Fund
CLASS A
2022	$8.44	$0.26	$(1.44)	$(1.18)	$(0.26)	$(0.13)	$(0.39)	$6.87	(14.66)%	$709,737	0.14%	0.37%	3.15%	127%
2021	9.57	0.28	(0.29)	(0.01)	(0.28)	(0.84)	(1.12)	8.44	(0.79)	1,297,932	0.14	0.37	3.05	105
2020	8.59	0.31	1.41	1.72	(0.31)	(0.43)	(0.74)	9.57	20.85	1,297,733	0.15	0.37	3.46	109
2019	8.17	0.33	0.47	0.80	(0.33)	(0.05)	(0.38)	8.59	10.21	1,427,817	0.15	0.37	4.05	102
2018	8.47	0.33	(0.24)	0.09	(0.33)	(0.06)	(0.39)	8.17	0.92	1,965,417	0.15	0.37	3.88	104
Long Duration Credit Fund
CLASS A
2022	$11.10	$0.35	$(1.88)	$(1.53)	$(0.35)	$(0.32)	$(0.67)	$8.90	(14.73)%	$2,827,904	0.14%	0.37%	3.22%	85%
2021	11.90	0.36	(0.25)	0.11	(0.37)	(0.54)	(0.91)	11.10	0.52	4,548,557	0.14	0.37	3.08	56
2020	10.42	0.39	1.51	1.90	(0.39)	(0.03)	(0.42)	11.90	18.47	4,066,898	0.15	0.37	3.44	74
2019	9.92	0.39	0.51	0.90	(0.39)	(0.01)	(0.40)	10.42	9.50	3,968,559	0.15	0.37	4.03	77
2018	10.31	0.39	(0.32)	0.07	(0.39)	(0.07)	(0.46)	9.92	0.64	3,856,709	0.15	0.37	3.81	79
Ultra Short Duration Bond Fund
CLASS A
2022	$10.02	$0.08	$(0.20)	$(0.12)	$(0.09)	$—	$(0.09)	$9.81	(1.22)%	$523,552	0.12%	0.22%	0.78%	55%
2021	9.99	0.10	0.04	0.14	(0.11)	—	(0.11)	10.02	1.45	723,281	0.12	0.22	1.01	79
2020	10.00	0.25	(0.01)	0.24	(0.25)	—	(0.25)	9.99	2.45	580,962	0.12	0.22	2.50	81
2019	9.97	0.27	0.04	0.31	(0.28)	—	(0.28)	10.00	3.12	446,319	0.12	0.22	2.74	75
2018	10.00	0.19	(0.02)	0.17	(0.20)	—	(0.20)	9.97	1.70	482,897	0.12	0.22	1.94	90
Emerging Markets Debt Fund
CLASS A
2022	$10.29	$0.48	$(2.04)	$(1.56)	$(0.40)	$—	$(0.40)	$8.33	(15.65)%	$1,973,188	0.41%	0.94%	5.06%	76%
2021	9.37	0.48	0.64	1.12	(0.20)	—	(0.20)	10.29	12.04	2,395,679	0.40	0.94	4.72	81
2020	9.66	0.51	(0.46)	0.05	(0.34)	—	(0.34)	9.37	0.28	2,064,146	0.42	0.96	5.25	90
2019	9.66	0.57	(0.41)	0.16	(0.16)	—	(0.16)	9.66	1.63	2,245,266	0.42	0.95	6.11	96
2018	10.17	0.61	(0.46)	0.15	(0.66)	—	(0.66)	9.66	1.22	2,277,309	0.42	0.94	5.87	83

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Real Return Fund
CLASS A
2022	$10.23	$0.71	$(0.50)	$0.21	$(0.65)	$—	$(0.65)	$9.79	2.06%	$294,248	0.02%	0.29%	7.08%	36%
2021	9.68	0.24	0.45	0.69	(0.14)	—	(0.14)	10.23	7.21	335,816	0.02	0.29	2.41	46
2020	9.60	0.19	0.13	0.32	(0.24)	—	(0.24)	9.68	3.44	297,237	0.02	0.29	1.94	49
2019	9.51	0.20	0.06	0.26	(0.17)	—	(0.17)	9.60	2.83	281,804	0.02	0.29	2.15	40
2018	9.65	0.22	(0.18)	0.04	(0.18)	—	(0.18)	9.51	0.48	170,843	0.08 (5)	0.29	2.27	55
Limited Duration Bond Fund
CLASS A
2022	$10.08	$0.10	$(0.38)	$(0.28)	$(0.11)	$(0.03)	$(0.14)	$9.66	(2.81)%	$1,609,322	0.11%	0.32%	1.01%	195%
2021	10.13	0.12	0.08	0.20	(0.14)	(0.11)	(0.25)	10.08	1.89	1,526,502	0.11	0.32	1.22	155
2020	9.96	0.23	0.18	0.41	(0.24)	—	(0.24)	10.13	4.14	1,284,697	0.11	0.32	2.35	146
2019	9.87	0.26	0.09	0.35	(0.26)	—	(0.26)	9.96	3.59	1,533,947	0.11	0.32	2.63	155
2018	9.97	0.18	(0.10)	0.08	(0.18)	—	(0.18)	9.87	0.81	1,397,610	0.11	0.32	1.79	150
Intermediate Duration Credit Fund
CLASS A
2022	$10.61	$0.26	$(1.24)	$(0.98)	$(0.26)	$(0.13)	$(0.39)	$9.24	(9.56)%	$3,468,050	0.15%	0.32%	2.49%	135%
2021	10.88	0.29	(0.03)	0.26	(0.29)	(0.24)	(0.53)	10.61	2.30	3,938,939	0.15	0.32	2.62	103
2020	10.10	0.32	0.78	1.10	(0.32)	—	(0.32)	10.88	10.99	3,323,248	0.15	0.32	3.01	134
2019	9.75	0.32	0.35	0.67	(0.32)	—	(0.32)	10.10	7.00	3,054,258	0.15	0.32	3.25	122
2018	10.02	0.29	(0.27)	0.02	(0.29)	—	(0.29)	9.75	0.14	2,675,195	0.15	0.32	2.87	155
Dynamic Asset Allocation Fund
CLASS A
2022	$25.07	$0.29	$0.82	$1.11	$(1.55)	$(2.70)	$(4.25)	$21.93	3.00%	$1,883,125	0.08%	0.67%	1.17%	13%
2021	19.41	0.30	7.99	8.29	(0.44)	(2.19)	(2.63)	25.07	45.21	2,059,300	0.08	0.66	1.34	17
2020	19.62	0.37	2.02	2.39	(0.61)	(1.99)	(2.60)	19.41	11.85	1,722,704	0.08	0.67	1.83	10
2019	19.83	0.40	(0.27)	0.13	(0.13)	(0.21)	(0.34)	19.62	0.75	2,291,808	0.08	0.67	1.98	5
2018	18.57	0.36	1.65	2.01	(0.50)	(0.25)	(0.75)	19.83	10.83	2,503,365	0.07	0.66	1.85	12

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Real Return Fund
CLASS A
2022	$8.21	$0.36	$0.84	$1.20	$(0.80)	$—	$(0.80)	$8.61	15.80%	$784,563	0.41	%(6)	0.82%	4.32%	54%
2021	7.36	0.20	0.83	1.03	(0.18)	—	(0.18)	8.21	14.17	711,205	0.43	(6)	0.84	2.58	63
2020	7.78	0.17	(0.42)	(0.25)	(0.17)	—	(0.17)	7.36	(3.38)	754,191	0.88	(7)	1.30	2.26	53
2019	8.06	0.19	(0.20)	(0.01)	(0.27)	—	(0.27)	7.78	0.03	911,520	1.00	(8)	1.43	2.36	22
2018	8.07	0.18	(0.06)	0.12	(0.13)	—	(0.13)	8.06	1.45	979,909	0.72	(7)	1.14	2.23	22

* Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1) Per share calculated using average shares.

(2) Commenced operations on April 26, 2018. All ratios for the period have been annualized.

(3) Includes a return of capital of $0.06 per share.

(4) Commenced operations on June 30, 2017. All ratios for the period have been annualized.

(5) The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratio would have been 0.08%.

(6) The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratio would have been 0.21%.

(7) The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratio would have been 0.20%.

(8) The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratio would have been 0.19%.

Amounts designated as "—" are $0 or have been rounded to $0.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated September 30, 2022 includes more detailed information about SEI Institutional Investments Trust. The SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, World Select Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond, Intermediate Duration Credit, Dynamic Asset Allocation and Multi-Asset Real Return Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: SEI Institutional Investments Trust makes available its SAI and annual and semi-annual reports, free of charge, on or through the Fund's Web site at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust's Investment Company Act registration number is 811-07257.

SEI-F-145 (9/22)

seic.com

STATEMENT OF ADDITIONAL INFORMATION

SEI INSTITUTIONAL INVESTMENTS TRUST

Class A Shares

Large Cap Fund (SLCAX)
Large Cap Disciplined Equity Fund (SCPAX)
Large Cap Index Fund (LCIAX)
S&P 500 Index Fund (SPINX)
Extended Market Index Fund (SMXAX)
Small Cap Fund (SLPAX)
Small Cap II Fund (SECAX)
Small/Mid Cap Equity Fund (SSMAX)
U.S. Equity Factor Allocation Fund (SEHAX)
U.S. Managed Volatility Fund (SVYAX)
Global Managed Volatility Fund (SGMAX)
World Select Equity Fund (SWSAX)
World Equity Ex-US Fund (WEUSX)
Screened World Equity Ex-US Fund (SSEAX)
Emerging Markets Equity Fund (SMQFX)
Opportunistic Income Fund (ENIAX)
Core Fixed Income Fund (SCOAX)
High Yield Bond Fund (SGYAX)
Long Duration Fund (LDRAX)
Long Duration Credit Fund (SLDAX)
Ultra Short Duration Bond Fund (SUSAX)
Emerging Markets Debt Fund (SEDAX)
Real Return Fund (RRPAX)
Limited Duration Bond Fund (SLDBX)
Intermediate Duration Credit Fund (SIDCX)
Dynamic Asset Allocation Fund (SDLAX)
Multi-Asset Real Return Fund (SEIAX)

Adviser:

SEI Investments Management Corporation

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Sub-Advisers:

Acadian Asset Management LLC
AllianceBernstein L.P.
Allspring Global Investments, LLC
Ares Capital Management II LLC
ArrowMark Partners
AS Trigon Asset Management
Axiom Investors LLC
Benefit Street Partners L.L.C.
Brigade Capital Management, LP
Cardinal Capital Management, LLC
Causeway Capital Management LLC
Ceredex Value Advisors LLC
Coho Partners, Ltd.
Colchester Global Investors Ltd
Columbia Management Investment Advisers, LLC
Copeland Capital Management, LLC
Credit Suisse Asset Management, LLC
Cullen Capital Management LLC
Delaware Investments Fund Advisers, a series of
  Macquarie Asset Management
  Business Trust
EAM Investors, LLC
Easterly Investment Partners, LLC
Fiera Capital Inc. & StonePine Asset Management Inc.
Fondsmæglerselskabet Maj Invest A/S
Franklin Advisers, Inc.
Fred Alger Management, LLC
Income Research & Management
Intech Investment Management LLC
Jackson Creek Investment Advisors LLC
Jennison Associates LLC
JOHCM (USA) Inc.
J.P. Morgan Investment Management Inc.
KBI Global Investors (North America) Ltd
Lazard Asset Management LLC
Leeward Investments, LLC
Legal & General Investment Management America Inc.
Los Angeles Capital Management LLC
LSV Asset Management
Mackenzie Investments Corporation
Manulife Investment Management (US) LLC
Mar Vista Investment Partners, LLC
Marathon Asset Management, L.P.
Martingale Asset Management, L.P.
McKinley Capital Management, LLC
MetLife Investment Management, LLC
Metropole Gestion SA
Metropolitan West Asset Management, LLC
Ninety One UK Ltd.
Neuberger Berman Investment Advisers LLC
Poplar Forest Capital LLC
Rhicon Currency Management Pte Ltd
Robeco Institutional Asset Management US Inc.
RWC Asset Advisors (US) LLC
Sompo Asset Management Co., Ltd.
SSGA Funds Management, Inc.
Stone Harbor Investment Partners, a division of Virtus
  Fixed Income Advisers, LLC
Towle & Co
T. Rowe Price Associates, Inc.
WCM Investment Management, LLC
Wellington Management Company LLP
Western Asset Management Company, LLC
Western Asset Management Company Limited

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional Investments Trust (the "Trust") and should be read in conjunction with the Trust's prospectus relating to Class A Shares of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Select Equity Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund, Intermediate Duration Credit Fund, Dynamic Asset Allocation Fund and Multi-Asset Real Return Fund (the "Prospectus") dated September 30, 2022. A Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

The Trust's financial statements for the fiscal year ended May 31, 2022, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference to the Trust's 2022 Annual Report. Shareholder reports are available online or by calling 1-800-DIAL-SEI. Unless you have elected to receive paper copies of the shareholder reports, you will be notified by mail each time a report is posted on the Funds' website and provided with a link to access the report online.

September 30, 2022

SEI-F-049 (9/22)

TABLE OF CONTENTS

GLOSSARY OF TERMS	S-1
THE TRUST	S-3
INVESTMENT OBJECTIVES AND POLICIES	S-3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-22
Alternative Strategies	S-22
American Depositary Receipts	S-24
Asset-Backed Securities	S-25
Collateralized Debt Obligations	S-26
Commercial Paper	S-27
Commodity Investments	S-27
Construction Loans	S-27
Country Concentration	S-28
Credit-Linked Notes	S-28
Demand Instruments	S-28
Derivatives	S-28
Distressed Securities	S-30
Dollar Rolls	S-30
Economic Risks of Global Health Events	S-31
Equity-Linked Warrants	S-31
Equity Securities	S-31
Eurobonds	S-33
Exchange-Traded Products	S-33
Fixed Income Securities	S-34
Foreign Securities and Emerging Frontier Markets	S-36
Forward Foreign Currency Contracts	S-41
Futures and Options on Futures	S-44
High Yield Foreign Sovereign Debt Securities	S-45
Illiquid Securities	S-45
Interfund Lending and Borrowing Arrangements	S-45
Investment Companies	S-46
Investment in Subsidiary	S-48
LIBOR Replacement	S-49
Loan Participations and Assignments	S-50
MiFID II	S-50
Money Market Securities	S-51
Mortgage-Backed Securities	S-51
Mortgage Dollar Rolls	S-54
Municipal Securities	S-54
Non-Diversification	S-55
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-55
Obligations of Supranational Entities	S-56
Options	S-56
Participation Notes	S-57
Pay-In-Kind Bonds	S-58
Privatizations	S-58
Put Transactions	S-58
Quantitative Investing	S-58
Real Estate Investment Trusts	S-59
Real Estate Operating Companies	S-59
Receipts	S-59
Repurchase Agreements	S-59
Restricted Securities	S-60

Reverse Repurchase Agreements and Sale-Buybacks	S-60
Risks of Cyber Attacks	S-61
Securities Lending	S-61
Short Sales	S-62
Social Investment Criteria	S-63
Sovereign Debt	S-63
Structured Securities	S-63
Swaps, Caps, Floors, Collars and Swaptions	S-63
Tracking Error	S-66
U.S. Government Securities	S-66
Variable and Floating Rate Instruments	S-67
When-Issued and Delayed Delivery Securities	S-67
Yankee Obligations	S-68
Zero Coupon Securities	S-68
INVESTMENT LIMITATIONS	S-69
THE ADMINISTRATOR AND TRANSFER AGENT	S-76
THE ADVISER AND THE SUB-ADVISERS	S-78
DISTRIBUTION AND SHAREHOLDER SERVICING	S-190
SECURITIES LENDING ACTIVITY	S-191
TRUSTEES AND OFFICERS OF THE TRUST	S-192
PROXY VOTING POLICIES AND PROCEDURES	S-201
PURCHASE AND REDEMPTION OF SHARES	S-202
TAXES	S-203
FUND PORTFOLIO TRANSACTIONS	S-213
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-219
DESCRIPTION OF SHARES	S-220
LIMITATION OF TRUSTEES' LIABILITY	S-220
CODES OF ETHICS	S-220
VOTING	S-220
SHAREHOLDER LIABILITY	S-221
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-221
MASTER/FEEDER OPTION	S-228
DISCLAIMER	S-228
CUSTODIANS	S-229
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-229
LEGAL COUNSEL	S-229
APPENDIX A—DESCRIPTION OF RATINGS	A-1

September 30, 2022

GLOSSARY OF TERMS

The following terms are used throughout this SAI, and have the meanings set forth below. Because the following is a combined glossary of terms used for all the SEI Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund's prospectus or as otherwise defined in this SAI.

Term	Definition
1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
ADRs	American Depositary Receipts
ARMS	Adjustable Rate Mortgage Securities
BHCA	Bank-Holding Company Act
Bank Loan Rate	The rate of interest that would be charged by a bank for short-term borrowings
Board	The Trust's Board of Trustees
CATS	Certificates of Accrual on Treasury Securities
CDOs	Collateralized Debt Obligations
CDRs	Continental Depositary Receipts
CFTC	Commodities Futures Trading Commission
CLCs	Construction Loan Certificates
CLOs	Collateralized Loan Obligations
CMBS	Commercial Mortgage-Backed Securities
CMOs	Collateralized Mortgage Obligations
Code	Internal Revenue Code of 1986, as amended
Confidential Information	Material, non-public information
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protections Act
EDRs	European Depositary Receipts
ETFs	Exchange-Traded Funds
ETNs	Exchange-Traded Notes
ETPs	Exchange-Traded Products
EU	European Union
Fannie Mae	Federal National Mortgage Association
FHA	Federal Housing Administration
Freddie Mac	Federal Home Loan Mortgage Corporation
GDRs	Global Depositary Receipts
GNMA	Government National Mortgage Association
IFA	Insurance Funding Agreement
IO	Interest-Only Security
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Liquidity Fund	SEI Liquidity Fund, LP
LYONs	Liquid Yield Option Notes

Term	Definition
MiFID II	Directive 2014/61/EU on markets in financial instruments and Regulation 600/2014/EU on markets in financial instruments
MLPs	Master Limited Partnerships
Moody's	Moody's Investors Service, Inc.
NAV	Net Asset Value
NDFs	Non-Deliverable Forwards
NRSRO	Nationally Recognized Statistical Rating Organization
OTC	Over-the-Counter
PAC Bonds	Planned Amortization Class CMOs
PIPEs	Private Investments in Public Equity
PLC	Permanent Loan Certificate
P-Notes	Participation Notes
PO	Principal-Only Security
Program	SEI Funds' interfund lending program
QFII	Qualified Foreign Institutional Investor
QPTPs	Qualified Publicly Traded Partnerships
REITs	Real Estate Investment Trusts
REMIC Certificates	REMIC pass-through certificates
REMICs	Real Estate Mortgage Investment Conduits
REOCs	Real Estate Operating Companies
Repo Rate	rate of interest for an investment in overnight repurchase agreements
RIC	Regulated Investment Company
S&P	Standard & Poor's Rating Group
SEC	U.S. Securities and Exchange Commission
SEI Funds	The existing or future investment companies registered under the 1940 Act that are advised by SIMC
STRIPS	Separately Traded Registered Interest and Principal Securities
Subsidiary	A wholly-owned subsidiary organized under the laws of the Cayman Islands
TIGRs	Treasury Investment Growth Receipts
TRs	Treasury Receipts
UK	United Kingdom
World Bank	International Bank of Reconstruction and Development
Yankees	Yankee Obligations

THE TRUST

SEI Institutional Investments Trust (the "Trust") is an open-end management investment company that has diversified and non-diversified funds (only the Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. At this time shareholders may purchase only Class A shares of a fund. Each share of a fund represents an equal proportionate interest in that fund with each other share of that fund.

The management and affairs of the Trust are supervised by a Board of Trustees (each member, a "Trustee" and collectively, the "Trustees" or the Board) under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information ("SAI"), certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including, among others, the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

This SAI relates to the following funds: Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Global Managed Volatility, World Select Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond, Intermediate Duration Credit, Dynamic Asset Allocation and Multi-Asset Real Return Funds (each, a "Fund" and together, the "Funds").

The investment adviser, SEI Investments Management Corporation ("SIMC" or the "Adviser"), and investment sub-advisers (each, a "Sub-Adviser" and together, the "Sub-Advisers").

INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP FUND—The Large Cap Fund seeks to provide long-term growth of capital and income.

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $349 million and $2.62 trillion as of July 31, 2022) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. These securities may include common stocks, preferred stocks, warrants and ETFs and may in some instances be foreign securities or represent exposure to foreign markets. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

LARGE CAP DISCIPLINED EQUITY FUND—The Large Cap Disciplined Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. These securities may include common stocks, preferred stocks, depositary receipts, warrants, ETFs based on a large capitalization equity index and equity securities of foreign companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Index (between $4.18 billion and $2.62 trillion as of July 31, 2022) at the time of purchase. The market capitalization range and the composition of the S&P 500 Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on one or more Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that a Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies that rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a similar level of volatility to the S&P 500 Index. Due to its investment strategy, the Fund may buy and sell securities frequently.

The Sub-Adviser(s) may implement a long/short equity investment strategy by investing in securities believed to offer capital appreciation opportunities while also attempting to take advantage of an anticipated decline in the price of a company. A long/short equity investment strategy takes (i) long positions with respect to investments that are believed to be undervalued relative to their potential and likely to increase in price, and (ii) short positions with respect to investments that are believed to have significant risk of decreasing in price. The Sub-Adviser(s) seek returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated.

LARGE CAP INDEX FUND—The Large Cap Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index.

The Large Cap Index Fund invests substantially all of its assets (at least 80%) in securities listed in the Russell 1000 Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe and includes approximately 1,000 of the largest securities based on their market capitalization. The Fund's investment performance will depend on the Fund's tracking of the Russell 1000 Index and the performance of the Russell 1000 Index. The Fund's ability to replicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

The Fund's Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser generally will attempt to invest in securities composing the Russell 1000 Index in approximately the same proportions as they are represented in the Russell 1000 Index. It may not be possible or practicable to purchase all of the securities composing the Russell 1000 Index or to hold them in the same weightings as they are represented in the Russell 1000 Index. In those cases, the Sub-Adviser may employ a sampling or optimization technique to replicate the Russell 1000 Index. In seeking to replicate the performance of the Russell 1000 Index, the Fund may invest, to a lesser extent, in ADRs. The Fund may also invest in securities of companies located in developed foreign countries and securities of small capitalization companies. The Sub-Adviser may, but is not required to, sell an investment if the merit of the investment has been substantially impaired by extraordinary events, such as fraud or a material adverse change in an issuer, or adverse financial conditions. The Fund's return may not match the return of the Russell 1000 Index. The Russell 1000 Index's market capitalization range and the composition of the Russell 1000 Index are subject to change.

S&P 500 INDEX FUND—The S&P 500 Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

The Fund invests substantially all of its assets (at least 80%) in securities listed in the S&P 500 Index, which is composed of approximately 500 leading U.S. publicly traded companies from a broad range of industries (mostly common stocks). The Fund's investment results are expected to correspond to the aggregate price and dividend performance of the S&P 500 Index before the fees and expenses of the Fund.

The equity securities in which the Fund invests are common stocks, preferred stocks, securities convertible into common stock and ADRs. The Fund may also: (i) invest in U.S. dollar-denominated obligations or securities of foreign issuers; (ii) purchase shares of REITs; (iii) invest a portion of its assets in securities of foreign companies located in developed foreign countries; (iv) invest a portion of its assets in securities of small capitalization companies; and (v) invest cash reserves in securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper of appropriate credit quality, as determined by the Fund's Sub-Adviser, certificates of deposit and repurchase agreements involving such obligations although such investments will not be used for defensive purposes.

The Fund may enter into stock index futures contracts to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Fund's assets that are tracking the performance of the S&P 500 Index, provided that the value of these contracts does not exceed 20% of the Fund's total assets. The Fund may only purchase those stock index futures contracts—such as futures contracts on the S&P 500 Index—that are likely to closely replicate the performance of the S&P 500 Index. The Fund also can sell such futures contracts in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates.

The Fund may lend a portion of its assets to qualified institutions for the purpose of realizing additional income. The Fund may invest in illiquid securities; however, not more than 10% of its total assets will be invested in such instruments. The Fund may enter into forward commitments, or purchase securities on a when-issued or delayed delivery basis.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC orders, as they may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

The Fund's investment performance will depend on the Fund's tracking of the S&P 500 Index and the performance of the S&P 500 Index. The Fund's ability to replicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Fund may use futures contracts to obtain exposure to the equity market during high volume periods of investment into the Fund. Adjustments made to accommodate cash flows will track the S&P 500 Index to the maximum extent possible, and may result in brokerage expenses for the Fund. Over time, the correlation between the performance of the Fund and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index.

An investment in shares of the Fund involves risks similar to those of investing in a portfolio consisting of the common stocks and other securities of some or all of the companies included in the S&P 500 Index.

The weightings of securities in the S&P 500 Index are based on each security's relative total market value, i.e., market price per share times the number of shares outstanding. Because of this weighting, approximately 50% of the S&P 500 Index is currently composed of stocks of the 50 largest companies in the S&P 500 Index, and the S&P 500 Index currently represents over 60% of the market value of all U.S. common stocks listed on the New York Stock Exchange ("NYSE").

The Fund does not seek to "beat" the markets it tracks and does not seek temporary defensive positions when markets appear overvalued. The Fund's Sub-Adviser, selects the Fund's securities under the general supervision of the Fund's adviser, SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analyses). Instead, the Sub-Adviser generally will attempt to invest in securities composing the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. It may not be possible or practicable to purchase all of the securities composing the S&P 500 Index or to hold them in the same weightings as they are represented in the S&P 500 Index. In those cases, the Sub-Adviser may employ a sampling or optimization technique to replicate the S&P 500 Index. In seeking to replicate the performance of the S&P 500 Index, the Fund may also invest in futures contracts, ADRs, ETFs and REITs. The Fund may also invest a portion of its assets in securities of companies located in developed foreign countries and securities of small capitalization companies. The Sub-Adviser may, but is not required to, sell an investment if the merit of the investment has been substantially impaired by extraordinary events, such as fraud or a material adverse change in an issuer, or adverse financial conditions. Furthermore, administrative adjustments may be made in the Fund from time to time because of mergers, changes in the composition of the S&P 500 Index and similar reasons. In certain circumstances, the Sub-Adviser may exercise discretion in determining whether to exercise warrants or rights issued in respect to Fund securities or whether to tender Fund securities pursuant to a tender or exchange offer. The Fund's return may not match the return of the S&P 500 Index. The S&P 500 Index's market capitalization range and the composition of the S&P 500 Index are subject to change.

EXTENDED MARKET INDEX FUND—The investment objective of the Extended Market Index Fund is to seek investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

The Fund is managed using a passive/indexing investment approach and invests substantially all of its assets in securities (mostly common stocks) of companies that are included (at the time of purchase) in the Russell Small Cap Completeness Index. As of July 31, 2022, the market capitalization of the companies included in the Russell Small Cap Completeness Index ranged from $23.71 million to $123.38 billion. The Russell Small Cap Completeness Index is composed of securities of the companies included in the Russell 3000 Index (which includes the largest 3,000 U.S. companies), excluding the securities of companies that are constituents of the S&P 500 Index (which includes 500 leading U.S. companies). The Russell Small Cap Completeness Index is constructed to attempt to provide a comprehensive and unbiased barometer of the extended broad market of U.S. equity securities beyond that of the 500 leading U.S. companies included in the S&P 500 Index. The Fund's investment performance will depend on the Fund's tracking of the Russell Small Cap Completeness Index and the performance of the Russell Small Cap Completeness Index. The market capitalization range and the composition of the Russell Small Cap Completeness Index are subject to change.

The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Fund generally will attempt to invest in securities (including interests of REITs) composing the Russell Small Cap Completeness Index in approximately the same proportions as they are represented in the Russell Small Cap Completeness Index. The Fund's ability to fully replicate the performance of the Russell Small Cap Completeness Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. In some cases, it may not be possible or practicable to purchase all of the securities composing the Russell Small Cap Completeness Index or to hold them in the same weightings as they are represented in the Russell Small Cap Completeness Index. In those cases, a Sub-Adviser may employ a sampling or optimization technique to construct the Fund's portfolio. In seeking to replicate the performance of the Russell Small Cap Completeness Index, the Fund may also invest in ETFs and REITs that are not constituents of the Russell Small Cap Completeness Index.

The Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions. The Fund may, at times, purchase or sell index futures contracts, or options on those futures, or engage in forward or swap transactions in lieu of investing directly in the securities making up the Russell Small Cap Completeness Index or to enhance the Fund's replication of the Russell Small Cap Completeness Index's return. In addition, for liquidity purposes, the Fund may invest in securities that are not included in the Russell Small Cap Completeness Index, cash and cash equivalents or money market instruments, such as reverse repurchase agreements and money market funds. The Fund's return may not match the return of the Russell Small Cap Completeness Index.

SMALL CAP FUND—The investment objective of the Small Cap Fund is capital appreciation.

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small companies, including ETFs based on small capitalization indexes and securities of REITs. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $23.71 million and $10.38 billion as of July 31, 2022) at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund may also invest in securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital. Due to its investment strategy, the Fund may buy and sell securities frequently.

SMALL CAP II FUND—The investment objective of the Small Cap II Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Small Cap II Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small companies, ETFs based on small capitalization indexes and securities of REITs. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $23.71 million and $10.38 billion as of July 31, 2022) at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include, to a lesser extent, securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon one or more Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital. Due to its investment strategy, the Fund may buy and sell securities frequently.

SMALL/MID CAP EQUITY FUND—The Small/Mid Cap Equity Fund seeks to provide long-term capital appreciation.

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small and medium-sized companies, ETFs based on small and medium-sized capitalization indexes and securities of REITs. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $23.71 million and $19.85 billion as of July 31, 2022) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change. The Fund's investments in equity securities may include, to a lesser extent, securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon one or more Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital. Due to its investment strategy, the Fund may buy and sell securities frequently.

U.S. EQUITY FACTOR ALLOCATION FUND—The investment objective of the U.S. Equity Factor Allocation Fund is to provide long-term growth of capital and income.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities of U.S. companies of all capitalization ranges. The Fund may also, to a lesser extent, invest in ADRs and interests in REITs. The Fund's investment portfolio will be diversified and will not be concentrated in any particular industry or sector.

The Fund uses a quantitative-based, active stock selection investment strategy, which typically relies on a model-based approach to make investment decisions. The Fund quantitatively categorizes and selects securities based on certain characteristics ("Factors") that are determined by SEI Investments Management Corporation (SIMC or the Adviser). These Factors may include security characteristics such as volatility, value or share price performance. The Adviser uses its own model-based systems to assess which Factors to use and to determine what portion of the Fund's assets should be invested in each security identified. Through the Adviser's model-based systems, the Fund generally seeks to select securities so that each Factor contributes proportionately to the Fund's long-term risk-adjusted expected payoff. However, based on perceived market opportunities, the Adviser may reallocate the Fund's assets to tilt in favor of one or more Factors. The Adviser may add, remove or modify certain Factors in its model based on investment research or in response to changes in market conditions.

U.S. MANAGED VOLATILITY FUND—The U.S. Managed Volatility Fund seeks to provide capital appreciation with less volatility than the broad U.S. equity markets.

Under normal circumstances, the U.S. Managed Volatility Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, interests in REITs, ETFs and warrants. The Fund may also, to a lesser extent, invest in ADRs and securities of non-U.S. companies.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund seeks to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility. Over the long term, the Fund seeks to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry.

GLOBAL MANAGED VOLATILITY FUND—The investment objective of the Global Managed Volatility Fund is to provide capital appreciation with less volatility than the broad global equity markets.

The Global Managed Volatility Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, REITs, depositary receipts and ETFs. The Fund also may use futures contracts and forward contracts.

Under normal circumstances, the Fund will invest in at least three countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in

non-U.S. securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. This approach is intended to manage the risk characteristics of the Fund. The Fund seeks to achieve an absolute return of the broad global equity markets, but with a lower absolute volatility. Over the long term, the Fund is expected to achieve a return similar to that of the MSCI World Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's country, sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Sub-Advisers believe will produce a less volatile return than the market over time. Each Sub-Adviser effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

In managing the Fund's currency exposure from foreign securities, the Fund may buy and sell futures or forward contracts on currencies for hedging purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

WORLD SELECT EQUITY FUND—The Fund's investment objective is capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies of all capitalization ranges. These securities will include one or more of the following types of instruments: common stocks, preferred stocks, depositary receipts, warrants, ETFs based on an equity index, and derivative instruments whose value is based on an equity index or an underlying equity security or basket of equity securities (principally futures and forward contracts). The Fund will invest in securities of foreign issuers located in developed or emerging market countries, including frontier markets. To a lesser extent and depending on market conditions, the Fund will also invest in swaps on securities both for risk management or investment purposes. The Fund may invest in securities denominated in U.S. dollars or foreign currency. The Fund expects, under normal market conditions, to invest at least 40% of its assets in the securities of companies that are tied economically to at least three countries outside the U.S.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. The Fund is expected to have an absolute return and risk profile similar to the global equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Sub-Advisers have the ability to seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In doing so, the Sub-Advisers can buy and sell currencies (i.e., take long or short positions) using options, futures and foreign currency forward contracts. The Sub-Advisers can also take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Sub-Advisers may attempt to take advantage of certain inefficiencies in the currency exchange market, to increase the Fund's exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Separate from active management of the Fund's foreign currency exposure, the Sub-Advisers have the ability to invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

WORLD EQUITY EX-US FUND—The World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies of various capitalization ranges. These securities may include common stocks, preferred stocks, depositary receipts, warrants, ETFs based on an international equity index and derivative instruments, principally futures and forward contracts, whose value is based on an international equity index or an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund's benchmark is the MSCI All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using options, futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

SCREENED WORLD EQUITY EX-US FUND—The Screened World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the Screened World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies of various capitalization ranges. These securities may include common stocks, preferred stocks, depositary receipts, warrants, ETFs based on an international equity index, derivative instruments (principally futures and forward contracts) whose value is based on an international equity index or an underlying equity security or basket of equity securities and investment companies whose portfolios are designed to correlate with a portfolio of international equity securities.

The Fund will invest in securities of foreign issuers located in developed and emerging market countries, but will seek to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The Fund will also maintain an Anti-BDS approach. BDS refers to the Palestinian-led movement promoting boycotts, divestments and economic sanctions against Israel. The Fund will seek to avoid investing in companies identified as having adopted or implemented a BDS stance. This policy has been adopted to enable investment in the Fund by institutional investors that seek to support Israel or oppose the BDS movement in their investment implementation. This Fund policy is for the benefit of such noted investors and not meant as a formal representation of SEI's official corporate policy or position on the issue of BDS.

The Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies. The Fund's benchmark is the MSCI All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country. Due to its investment strategy, the Fund may buy and sell securities frequently.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using derivatives, principally foreign currency forward contracts, options and futures. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. The Fund seeks to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. This includes companies that pay royalties, such as those on oil or mining, to these governments and companies that help provide a stable economic environment that supports the government in its oppressive policies by having substantial operations or customers in the country. The Sub-Advisers will rely on a list of issuers that have been identified by an independent compliance support organization when determining whether a company's activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The list is developed using information gathered from a variety of sources, such as government agencies, trade journals, direct company contacts and industry and regional publications. The Adviser reserves the right to modify the Fund's social criteria from time to time in response to world events. All social criteria may be changed without shareholder approval.

EMERGING MARKETS EQUITY FUND—The Emerging Markets Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. Equity securities may include common stocks, preferred stocks, warrants, participation notes and depositary receipts. The Fund normally maintains investments in at least six emerging market countries, however, it may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. Due to the size of its economy relative to other emerging market countries, it is expected that China will generally constitute a significant exposure in the Fund. Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing frontier or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Fund may invest in swaps based on a single security or an index of securities, futures contracts, forward contracts on currencies or securities, and options on securities to synthetically obtain exposure to securities or baskets of securities or for hedging purposes, including seeking to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk. Securities index swaps may be used to obtain exposure to different foreign equity markets. Futures and swaps on futures may be used to gain exposure to foreign equity markets and commodities markets. The Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may purchase shares of ETFs and other investment companies to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly. The Fund may also invest a portion of its assets in U.S. and developed foreign country securities, including securities of small capitalization companies.

OPPORTUNISTIC INCOME FUND—The Opportunistic Income Fund seeks to provide capital appreciation and current income.

The Opportunistic Income Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities (junk bonds), including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Sub-Advisers; and (iv) securitized issues, such as mortgage-backed securities, asset-backed securities, residential and commercial mortgage-backed securities, mortgage dollar rolls, when issued/delayed delivery securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will primarily be rated CCC- or higher at the time of purchase by at least one ratings agency, although the Fund may also invest in lower rated securities. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month LIBOR. LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. Up to 10% of the Fund's assets may be invested in foreign currencies. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures, foreign currency forward contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund also invests a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. Up to 100% of the bank loans in which the Fund invests may be junk bonds. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may also invest in other financial instruments or use other investment techniques, such as reverse repurchase agreements, to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund may also invest in futures contracts and swaps for speculative or hedging purposes. Futures and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

CORE FIXED INCOME FUND—The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital.

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest in investment and non-investment grade (junk bond) U.S. and foreign corporate and government fixed income securities, including emerging market, asset-backed securities, mortgage dollar rolls and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Sub-Advisers may also engage in currency transactions using futures and foreign currency forward contracts, either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may also invest in non-rated securities or securities rated below investment grade (BB+, B and CCC).

The Fund may also invest a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index. The dollar-weighted average duration of the Bloomberg U.S. Aggregate Bond Index varies significantly over time, but as of July 31, 2022, it was 6.44 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with a higher duration typically have higher risk and higher volatility. Due to its investment strategy, the Fund may buy and sell securities frequently.

HIGH YIELD BOND FUND—The High Yield Bond Fund seeks to maximize total return.

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and tranches of CDOs and CLOs.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC, seek to select securities that offer a high current yield as well as total return potential. The Fund seeks to have a portfolio of securities that is diversified as to issuers and industries. The Fund's average weighted maturity may vary, but will generally not exceed ten years. There is no limit on the maturity or credit quality of any individual security in which the Fund may invest.

As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. The Fund may also invest a portion of its assets in bank loans, which are generally non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures, forwards and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

LONG DURATION FUND—The Long Duration Fund seeks to provide investors with return characteristics similar to those of high-quality bonds.

Under normal circumstances, the Long Duration Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade US dollar-denominated fixed income instruments. The Fund will primarily invest in long duration government and corporate fixed income securities and may also invest in synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund will invest in a broad array of fixed income instruments including: (i) U.S. and foreign corporate obligations; (ii) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities; (iii) fixed income securities issued by sovereigns or agencies in both developed and emerging foreign markets; (iv) obligations of supranational entities; and (v) debt obligations issued by state, provincial, county or city governments or other municipalities, as well as those of public utilities, universities and other quasi-governmental bodies.

The Fund will primarily invest in the instruments described above. It may also invest in futures contracts, forward contracts, and swaps, including interest rate swaps, single security swaps, swaps on an index of securities or credit default swaps. The Fund will primarily use such derivatives for hedging purposes to attempt to manage the Fund's exposure to changes in interest rate duration and related investment risks resulting from the interaction of interest rate changes over time and the current value of fixed income securities. The Fund will typically use options and swaps in an attempt to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market. Interest rate swaps, credit default swaps and total return swaps may be used to manage various portfolio exposures including but not limited to interest rate risk and credit risk. The Fund may use credit default swaps to take an active long or short position with respect to a security or basket of securities. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The Fund may also, to a lesser extent, invest in shares of ETFs or mutual funds to obtain exposure to certain fixed income markets.

While the Fund may invest in securities with any maturity or duration, the Fund under normal circumstances will seek to maintain an effective average duration of greater than ten years. The Fund's effective average duration was approximately 14.47 years as of July 31, 2022. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a ten-year duration, it will decrease in value by 10% if interest rates rise 1% and increase in value by 10% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies designed to provide current income consistent with the preservation of capital.

LONG DURATION CREDIT FUND—The Long Duration Credit Fund seeks return characteristics similar to those of high quality bonds.

Under normal circumstances, the Long Duration Credit Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade US dollar-denominated fixed income instruments. The Fund will primarily invest in (i) U.S. and foreign corporate obligations; (ii) fixed income securities issued by sovereigns or agencies in both developed and emerging foreign markets; (iii) obligations of supranational entities; (iv) debt obligations issued by state, provincial, county, or city governments or other municipalities, as well as those of public utilities, universities and other quasi-governmental bodies; and (v) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency and may also invest in fixed income securities rated in the fourth highest rating category by a major rating agency.

The Fund will primarily invest in the instruments described above and may also invest in futures contracts, options on securities or indexes and swaps, including interest rate swaps, single security swaps, swaps on an index of securities or credit default swaps. The Fund will primarily use such derivatives for hedging purposes to attempt to manage the Fund's exposure to changes in interest rate duration and related investment risks resulting from the interaction of interest rate changes over time and the current value of fixed income securities. The Fund will typically use options and swaps in an attempt to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market. Interest rate swaps, credit default swaps and total return swaps may be used to manage various portfolio exposures including, but not limited to, interest rate risk and credit risk. The Fund may use credit default swaps to take an active long or short position with respect to a security or basket of securities. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The Fund may also, to a lesser extent, invest in shares of ETFs or mutual funds to obtain exposure to certain fixed income markets.

While the Fund may invest in securities with any maturity or duration, the Fund under normal circumstances will seek to maintain an effective average duration of greater than ten years. The Fund's effective average duration was approximately 13.95 years as of July 31, 2022. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a ten-year duration, it will decrease in value by approximately 10% if interest rates rise 1% and increase in value by approximately 10% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility.

The Fund uses a multi-manager approach under the general supervision of SIMC, the Fund's adviser, allocating its assets among one or more Sub-Advisers using different investment strategies designed to provide current income consistent with the preservation of capital.

ULTRA SHORT DURATION BOND FUND—The Ultra Short Duration Bond Fund seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

Under normal circumstances, the Ultra Short Duration Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) collateralized debt obligations and collateralized loan obligations; (vii) fully-collateralized repurchase agreements involving any of the foregoing obligations; and (viii) U.S. dollar-denominated instruments of foreign issuers. In addition, the Fund may invest in futures contracts, options, swaps and other similar instruments. The primary derivatives used by the Fund are futures contracts, options, interest rate swaps and credit default swaps. The Fund will primarily use futures contracts for hedging purposes to manage the Fund's exposure to interest rate risk. There will be times when the Fund utilizes futures contracts to take an active position to either add or reduce the interest rate sensitivity of the Fund. The Fund will primarily use options and swaps to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market.

Using a top-down strategy and bottom-up security selection, one or more Sub-Advisers seeks attractively-valued securities that offer competitive yields and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors and the duration of the Fund's entire portfolio. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. While the Fund may invest in securities with any maturity or duration, the Fund will maintain a portfolio duration of 18 months or less under normal market conditions.

To achieve its investment goal, the Fund may invest in one or more SEI-sponsored funds to pursue its investment strategies in an efficient manner. The Fund may invest in a SEI-sponsored fund only if the SEI-sponsored fund invests in securities and pursues investment strategies that are consistent with the Fund's investment goal and strategy.

The Fund uses a multi-manager approach under the general supervision of SIMC, the Fund's adviser, allocating its assets among Sub-Advisers using different investment strategies designed to provide current income consistent with the preservation of capital.

EMERGING MARKETS DEBT FUND—The investment objective of the Emerging Markets Debt Fund is to maximize total return.

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of emerging market issuers. The Fund will invest in debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund may obtain its exposures by investing directly (e.g., in fixed income securities and other instruments) or indirectly/synthetically (e.g., through the use of derivative instruments, principally futures contracts, forward contracts, swaps, including swaps based on a single security or an index of securities, interest rate swaps, credit default swaps, currency swaps and fully funded total return swaps, and structured securities, such as credit-linked notes). The Fund may invest in swaps based on a single security or an index of securities, including interest rate swaps, credit default swaps, currency swaps and fully-funded total return swaps. Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC, the Fund's adviser. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy and may not invest more than 25% of its assets in any single country. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including junk bonds).

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally, swaps, futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to the securities identified above or baskets of such securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly.

REAL RETURN FUND—The Real Return Fund seeks to provide a total return that exceeds the rate of inflation.

Although the Fund is able to use a multi-manager approach under the general supervision of SIMC whereby Fund assets would be allocated among one or more Sub-Advisers, the Real Return Fund's assets currently are managed directly by SIMC. The Fund seeks to produce a return similar to that of the Bloomberg 1-5 Year U.S. TIPS Index, which is the Fund's benchmark index.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities ("TIPS") are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may, on a limited basis, also invest in futures contracts for risk management, speculative or hedging purposes. Futures contracts may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments.

The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as time deposits, U.S. and foreign corporate debt including commercial paper and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better at the time of purchase); and securitized issues, such as mortgage-backed securities issued by U.S. Government agencies.

LIMITED DURATION BOND FUND—The Limited Duration Bond Fund seeks the preservation of capital and current income.

Under normal circumstances, the Limited Duration Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, which may include (i) securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities; (ii) obligations of U.S. and foreign commercial banks such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (iii) corporate obligations; (iv) asset-backed securities; (v) residential and commercial mortgage-backed securities, collateralized debt obligations and mortgage dollar rolls; and (vi) U.S. dollar-denominated instruments of foreign issuers.

The Fund may also invest in futures contracts, forward contracts, to-be-announced mortgage-backed securities, options and swaps. The Fund will primarily use futures contracts and forward contracts for hedging purposes to attempt to manage the Fund's exposure to changes in interest rate duration and yield. The Fund will typically use options and swaps to attempt to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market. Any of these instruments may also be used to take an active position to attempt to add or reduce the Fund's interest rate sensitivity.

Duration measures how changes in interest rates affect the amount of time it takes an issuer to repay a bond from internal cash flows and indicates the price sensitivity of a fixed income security. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Although the Fund may invest in securities with any maturity or duration, the Fund seeks to maintain an effective duration of three years or less under normal market conditions.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies designed to preserve capital and generate current income. Due to its investment strategy, the Fund may buy and sell securities frequently.

INTERMEDIATE DURATION CREDIT FUND—The investment objective of the Intermediate Duration Credit Fund is to seek current income consistent with the preservation of capital.

Under normal circumstances, the Intermediate Duration Credit Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade US dollar-denominated fixed income instruments. The Fund will primarily invest in (i) US and foreign corporate obligations; (ii) fixed income securities issued by sovereigns or agencies in both developed and emerging foreign markets; (iii) obligations of supranational entities; (iv) debt obligations issued by state, provincial, county, or city governments or other municipalities, as well as those of public utilities, universities and other quasi-governmental bodies; and (v) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

Although the Fund will primarily invest in the instruments described above, it may also invest in futures contracts, options on securities, currencies or indexes and swaps, including interest rate swaps, single security swaps, swaps on an index of securities or credit default swaps. The Fund will primarily use such derivatives for hedging purposes to attempt to manage the Fund's exposure to changes in interest rate duration and related investment risks resulting from the interaction of interest rate changes over time and the current value of fixed income securities. The Fund will typically use options and swaps in an attempt to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market. Interest rate swaps, credit default swaps and total return swaps may be used to manage various portfolio exposures including, but not limited to, interest rate risk and credit risk. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The Fund may also, to a lesser extent, invest in shares of ETFs or mutual funds to obtain exposure to certain fixed income markets.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Although the Fund may invest in securities with any maturity or duration, the Fund under normal circumstances will seek to maintain an effective average duration between three and ten years.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies designed to provide current income consistent with the preservation of capital. Due to its investment strategy, the Fund may buy and sell securities frequently.

DYNAMIC ASSET ALLOCATION FUND—The investment objective of the Dynamic Asset Allocation Fund is long-term total return.

The Fund employs a dynamic investment strategy seeking to achieve, over time, a total return in excess of the broad U.S. equity market by selecting investments from among a broad range of asset classes or market exposures based upon SIMC's expectations of risk and return. Asset classes or market exposures in which the Fund may invest include U.S. and foreign equities and bonds, currencies, and investment exposures to various market characteristics such as interest rates or volatility. One or more of the Fund's Sub-Advisers selects the Fund's securities under the general supervision of SIMC. Assets of the Fund not allocated to the Sub-Adviser are managed directly by SIMC.

The asset classes and market exposures used and the Fund's allocations among them are determined based on SIMC's views of fundamental, technical or valuation measures and may be dynamically adjusted (i.e. actively adjusted over long or short periods of time). The Fund may at any particular point in time be diversified across many exposures or concentrated in a limited number of exposures, including, possibly, a single asset class or market exposure.

Although the Fund will seek to achieve excess total return through its dynamic investment selection, it will also normally maintain, as a primary component of its strategy, passive exposure to the large capitalization U.S. equity market. To the extent that the Fund is not dynamically invested in other asset classes or market exposures, the Fund's assets will generally be passively invested in a portfolio of securities designed to track, before fees and expenses, the performance of the large capitalization U.S. equity market.

The Fund may obtain asset class or market exposures by investing directly (e.g., in equity and fixed income securities and other instruments) or indirectly (e.g., through the use of other pooled investment vehicles (including a wholly-owned subsidiary) and/or derivative instruments, principally futures contracts, forward contracts, options and swaps). The particular types of securities and other instruments in which the Fund may invest are further described below. The Fund may invest in particular securities or instruments that are not specifically listed below, but which have similar characteristics or represent similar exposures as those described below.

Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants (including equity-linked warrants) and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

Fixed Income Securities. The Fund may invest in fixed income securities that are investment or non-investment grade (also known as "junk bonds"), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, CDOs and CLOs, corporate bonds and debentures, commercial paper, ETNs, money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, structured notes, construction loans, obligations of foreign governments, and obligations of either supranational entities issued or guaranteed by certain banks and entities organized to restructure the outstanding debt of such issuers.

The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and TIPS and other inflation-linked debt securities of both U.S. and non-U.S. governments and corporations.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

Other Instruments. The Fund may also invest in REITs and securities issued by U.S. and non-U.S. real estate companies.

Pooled Investment Vehicles. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and ETFs, to obtain the Fund's desired exposure to a particular asset class.

Derivative and Commodity Instruments. The Fund may also purchase or sell futures contracts, forward contracts and swaps (including total return swaps, swaptions, caps, floors or collars) for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class or market exposure. Futures contracts, forward contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's exposure to the risk of particular types of securities or market segments. The Fund may purchase or sell futures contracts (and options on futures contracts) on U.S. Government securities for return enhancement and hedging purposes. The Fund may purchase and sell forward contracts on currencies or securities for return enhancement and hedging purposes. Interest rate swaps are further used to manage the Fund's yield spread sensitivity.

Swaps may be used for return enhancement or hedging purposes. Securities index and single-security swaps may be used to manage the inflation-adjusted return of the Fund or to more efficiently gain exposure to a particular security or basket of securities. Total return swaps are used to seek to enhance the Fund's investment return. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. The Fund may also, to a lesser extent, purchase or sell put or call options on securities, indexes or currencies for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class or market exposure.

A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodity-linked securities include marketable securities issued by companies that own or invest in commodities or commodities contracts, equity and debt securities of issuers in commodity-related industries, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index, or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indexes.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

Currency Exposure. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. SIMC or the Sub-Adviser(s) may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, SIMC or the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) using futures, options and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, SIMC or the Sub-Adviser(s) may buy and sell currencies for hedging or for speculative purposes.

Short Sales. The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Sub-Adviser sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

The goal of the Fund is to serve as a dynamic overlay to broader strategic allocations. This Fund is intended to be used by shareholders seeking to add a dynamic component to their broader overall investment strategy. An investment in the Fund should not constitute a shareholder's complete investment program. This Fund will represent the active investment views of SIMC.

MULTI-ASSET REAL RETURN FUND—The investment objective of the Multi-Asset Real Return Fund is to achieve total return exceeding the rate of inflation.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S. Assets of the Fund not allocated to Sub-Advisers are managed directly by SIMC.

Under normal circumstances, the Fund will pursue its investment goal by selecting investments from a broad range of asset classes, including fixed income and equity securities and commodity linked instruments. The Fund seeks "real return" (i.e., total returns that exceed the rate of inflation over a full market cycle, regardless of market conditions). The Fund may invest in U.S. and non-U.S. dollar-denominated securities.

Fixed income securities may include: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) TIPS and other inflation-linked debt securities; (iv) U.S. and foreign (including emerging markets) corporate debt securities, including commercial paper, and fully-collateralized repurchase and reverse repurchase agreements with highly rated counterparties (those rated A or better); and (v) securitized issues such as residential and commercial mortgage-backed securities, asset-backed securities and collateralized debt obligations. The Fund may invest in debt securities of any credit quality, including those rated below investment grade (junk bonds) or, if unrated, of equivalent credit quality, as determined by the Fund's managers. The Fund may invest in securities with a broad range of maturities. The Fund may also enter into reverse repurchase agreements with respect to its investment in TIPS. In an attempt to generate excess returns, when the Fund enters into such a TIPS reverse repurchase agreement it will use the cash received to enter into a short position on U.S. Treasury bonds.

Equity securities may include common or preferred stocks, warrants, rights, depositary receipts, equity-linked securities and other equity interests. The Fund may invest in securities of issuers of any market capitalization and may invest in both foreign and domestic equity securities. In addition to direct investment in securities and other instruments, the Fund may invest in ETFs. The Fund may also invest in REITs and U.S. and non-U.S. real estate companies.

A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indexes. The Fund may also invest in equity and debt securities of issuers in commodity-related industries. The Fund may also seek to gain long and short exposure to the commodity markets, in whole or in part, through investments in a Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent in long and short positions in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps (including swaptions) for return enhancement or hedging purposes. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities or market segments. The Fund may purchase or sell futures contracts and options on U.S. Government securities for return enhancement.

Interest rate swaps are further used to manage the Fund's interest rate risk. Swaps on indexes are used to manage the inflation-adjusted return of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Sub-Adviser(s) may seek to enhance the Fund's return by actively managing the Fund's currency exposure. In managing the Fund's currency exposure, the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) through the use of cash, securities and/or currency-related derivatives, including, without limitation, currency forward contracts, futures contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Sub-Adviser(s) sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

There can be no assurance that the Funds will achieve their respective investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds, including those discussed in the applicable Prospectus and the Funds' "Investment Objectives and Policies" section of this SAI and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of SIMC or the Sub-Advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with and not permitted by a Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's investment objectives.

ALTERNATIVE STRATEGIES—The Dynamic Asset Allocation Fund employs a diversified investment approach using various strategies simultaneously to realize short- and long-term gains. Such strategies are primarily designed to reduce fluctuations in the value of traditional assets and are distinguishable from traditional strategies (i.e., strategies generally investing in long only equity, fixed income securities or money market instruments) employed by mutual funds. The Dynamic Asset Allocation Fund can implement a Global

Tactical Asset Allocation Strategy (as described below), and the Fund may implement the following alternative strategies.

Directional (Tactical) Strategies. Directional trading strategies are based upon speculating on the direction of market prices of currencies, commodities, equities and bonds in the futures and cash markets. A Sub-Adviser may rely on model-based systems to generate buy and sell signals. Others use a more subjective approach, ultimately using their own discretionary judgment in implementing trades. Strategies include long/short equity, long/short credit and global tactical asset allocation.

Long/Short Equity Strategy invests in securities believed to be undervalued or offer high growth opportunities while also attempting to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes. A Sub-Adviser may also use leverage and derivatives, including options, financial futures and options on futures contracts. The Sub-Adviser seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated. The primary risk in this strategy is that the Sub-Adviser may exhibit poor security selection, losing money on both the long and short sides.

Long/Short Credit Strategy focuses on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or by utilizing treasury futures to hedge interest rate risk. Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures contracts, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance total return. The Fund may use certain derivatives to obtain greater leverage than would otherwise be achievable.

Global Tactical Asset Allocation is an investment strategy that attempts to exploit short-term market inefficiencies by taking positions in various markets with a view to profit from relative movements across those markets. The strategy focuses on general movements in the markets rather than on performance of individual securities. Generally, the strategy implements long and short positions in highly liquid futures and forward contracts across an investment universe of equity indexes, fixed income and currencies.

Event-Driven Strategies seek to exploit pricing inefficiencies that may occur before or after a corporate event, such as a bankruptcy, merger, acquisition or spinoff. A Sub-Adviser will analyze the potential event and determine the likelihood of the event actually occurring and purchase the stock of the target company with a view of selling it after its price has risen in connection with that event. Many corporate events, however, do not occur as planned. If a Sub-Adviser fails to accurately assess whether a corporate event will actually occur, it can ultimately reduce the price of a company's stock and cause the Fund to lose its investment.

Arbitrage Strategies focus on relative pricing discrepancies between instruments including equities, debt, futures contracts and options. A Sub-Adviser may employ mathematical, technical or fundamental analysis to determine incorrectly valued investments. Investments may be mispriced relative to an underlying security, related securities, groups of securities or the overall market. Positions are frequently hedged to isolate the discrepancy and to minimize market risk. Investments may represent either short-term trading opportunities or longer-term fundamental judgment on the relative performance of a security.

Fixed income or interest rate arbitrage aims to profit from price anomalies between related interest rate securities. This strategy includes interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage and mortgage-backed securities arbitrage, offsetting long and short positions in financial instruments likely to be affected by changes in interest rates.

Convertible arbitrage involves buying convertible bonds (bonds that are convertible into common stock) or shares of convertible preferred stock (stock that is convertible into common stock) that are believed to be undervalued. In addition to taking "long" positions (i.e., owning the security) in convertible bonds or convertible preferred stock, a Sub-Adviser may take "short" positions (i.e., borrowing and later selling the security) in the underlying common stock into which the convertible securities are exchangeable in order to hedge against market risk. The strategy is intended to capitalize on relative pricing inefficiencies between the related securities. This strategy may be employed with a directional bias (the Sub-Adviser anticipates the direction of the market)

or on a market neutral basis (the direction of the market does not have a significant impact on returns). The source of return from this strategy arises from the fact that convertible bonds may be undervalued relative to other securities due to the complexity of investing in these securities. The primary risk associated with this strategy is that, in the event of an issuer bankruptcy, the short position may not fully cover the loss on the convertible security. Convertible bond hedging strategies may also be adversely affected by changes in the level of interest rates, downgrades in credit ratings, credit spread fluctuations, defaults and lack of liquidity.

Pairs trading combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. A Sub-Adviser identifies a pair of securities that are correlated (i.e., the price of one security moves in the same direction of the price of the other security) and looks for divergence of correlation between shares of a pair. When a divergence is noticed, the Sub-Adviser takes the opposite position for securities in a pair. For stocks, currencies and futures, the Sub-Adviser would take a long position for the underperforming security and a short position for the over-performing security. For options, the Sub-Adviser would write a put option for underperforming stock and a call option for outperforming stock. A profit can be realized when the divergence is corrected and the securities are brought to original correlation by market forces. Although the strategy does not have much downside risk, there is a scarcity of opportunities.

Equity value neutral seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The strategy is designed to neutralize sector risks and will generally seek to have low correlation to major market indexes. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers and it is possible to lose money on both the long position and the short position.

AMERICAN DEPOSITARY RECEIPTS—ADRs, as well as other "hybrid" forms of ADRs, including EDRs, CDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer. Typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized risk obligations, CLOs and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities, because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and the Funds, as securityholders, may suffer a loss.

Recent changes in legislation, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, has created uncertainty in the credit and other financial markets and other unknown risks. The Dodd-Frank Act, for example, imposes a new regulatory framework on the U.S. financial services industry and the consumer credit markets in general. As a result of the Dodd-Frank Act and similar measures to re-regulate the credit markets and, in particular, the structured finance markets, the manner in which asset-backed securities are issued and structured has been altered and the reporting obligations of the issuers of such securities may be significantly increased or may become costlier. The value or liquidity of any asset-backed securities held or acquired by the Funds may be adversely affected as a result of these changes.

In particular, the implementation of Section 619 of the Dodd-Frank Act (and related regulations) prohibiting certain banking entities from engaging in proprietary trading (the so-called Volcker Rule) and of Section 941 of the Dodd-Frank Act (and related regulations) requiring the "sponsor" of a securitization to retain no less than 5% of the credit risk of the assets collateralizing the asset-backed securities, could have a negative effect on the marketability and liquidity of asset-backed securities (including mortgage-backed securities and CDOs and CLOs), whether in the primary issuance or in secondary trading. It is possible that the risk retention rules may reduce the number of new issuances of private-label mortgage backed securities or the number of collateral managers active in the CDO and CLO markets, which also may result in fewer new issue securities. A contraction or reduced liquidity in the asset-backed, CDO or CLO markets could reduce opportunities for the Funds to sell their securities and might adversely affect the management flexibility of the Funds in relation to the respective portfolios.

In addition to the changes required by the Dodd-Frank Act, the SEC adopted rules in August 2014 that substantially revise "Regulation AB" (the SEC's principal source of rules for asset-backed securities) and other rules governing the offering process, disclosure and reporting for asset-backed securities issued in registered transactions. Among other things, those rules require enhanced disclosure of asset-level information at the time of the securitization and on an ongoing basis. Certain elements of proposed Regulation AB remain outstanding, including the proposal that issuers of structured finance products offered privately provide the same initial and ongoing information as would be required if the offering were public. It is not clear when or whether any of the proposed revisions to Regulation AB that remain outstanding will be adopted, how those standards will be implemented, or what effect those standards will have on securitization transactions. The rules may, for example, have the effect of impeding new issuances and reducing the availability of investments for the Funds, or adversely affecting the market value of legacy securities that do not conform with the new rules.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, the Funds must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Act, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Funds) of those types of securities.

COLLATERALIZED DEBT OBLIGATIONS—CDOs are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a CLO if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics that are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity. The Funds may also invest in interests in warehousing facilities. Prior to the closing of a CDO, an investment bank or other entity that is financing the CDO's structuring may provide a warehousing facility to finance the acquisition of a portfolio of initial assets. Capital raised during the closing of the CDO is then used to purchase the portfolio of initial assets from the warehousing facility. A warehousing facility may have several classes of loans with differing seniority levels with a subordinated or "equity" class typically purchased by the manager of the CDO or other investors. One of the most significant risks to the holder of the subordinated class of a warehouse facility is the market value fluctuation of the loans acquired. Subordinated equity holders generally acquire the first loss positions which bear the impact of market losses before more senior positions upon settling the warehouse facility. Further, warehouse facility transactions often include event of default provisions and other collateral threshold requirements that grant senior holders or the administrator certain rights (including the right to liquidate warehouse positions) upon the occurrence of various triggering events including a decrease in the value of warehouse collateral. In addition, a subordinate noteholder may be asked to maintain a certain level of loan-to-value ratio to mitigate this market value risk. As a result, if the market value of collateral loans decreases, the subordinated noteholder may need to provide additional funding to maintain the warehouse lender's loan-to-value ratio.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

COMMODITY INVESTMENTS—Certain Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked instruments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Advisers and, to the extent it directly manages the assets of a Fund, SIMC, seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there cannot be any guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Commodity-linked instruments in which a Fund invests may not produce "qualifying income" for purposes of the Qualifying Income Test (as defined below in the section titled "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. To the extent a Fund invests in commodity-linked instruments directly, such Fund will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, such Fund's non-qualifying income is less than 10% of its gross income. However, a Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the Qualifying Income Test, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which a Fund invests in commodities or commodity-linked instruments directly may be limited by the Qualifying Income Test, which a Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with the Qualifying Income Test could negatively affect a shareholder's return from a Fund. Under certain circumstances, a Fund may be able to cure a failure to meet the Qualifying Income Test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund's returns.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the FHA under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to insure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities and health care units. Project loans typically trade in two forms: either as FHA-insured or GNMA insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured CLC. When the project is completed, the investor exchanges all the monthly CLCs for an insured PLC. The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome.

COUNTRY CONCENTRATION—A Fund's concentration of its assets in issuers located in a single country or a limited number of countries will increase the impact of, and potential losses associated with, the risks set forth in Foreign Securities and Emerging and Frontier Markets.

CREDIT-LINKED NOTES—Credit-linked notes and similarly structured products typically are issued by a limited purpose trust or other vehicle that, in turn, enters into a credit protection agreement or invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Additional information about derivatives and the risks associated with them is provided under "Swaps, Caps, Floors, Collars and Swaptions." Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain credit protection agreements or derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

DEMAND INSTRUMENTS—Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities" below.

DERIVATIVES—In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The CFTC also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to eventually impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Funds to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by the Fund's FCM, as well as possible SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from a Fund and may be required to collect initial margin from a Fund pursuant to the CFTC's or the Prudential Regulators' uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Funds. In the event a Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by a Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and "bid-ask" spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty's failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party's legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Swap dealers and major swap participants that are registered with the CFTC and with whom a Fund may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Funds remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

Rule 18f-4 under the 1940 Act governs a Fund's use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any "senior security," other than borrowing from a bank (subject to a requirement to maintain 300% "asset coverage"). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that a Fund that invests in Derivatives Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the Funds' Board, and comply with an outer limit on Fund leverage risk based on value at risk. A Fund that uses Derivative Transactions in a limited amount are considered "limited derivatives users," as defined in Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the Funds' derivatives risk. A Fund will be subject to reporting and recordkeeping requirements regarding its use of Derivative Transactions. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements.

The requirements of Rule 18f-4 may limit a Fund's ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of a Fund's investments and cost of doing business, which could adversely affect the value of the Fund's investments and/or the performance of the Fund. The rule also may not be effective to limit a Fund's risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund's derivatives or other investments. There may be additional regulation of the use of Derivatives Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivatives Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

More information about particular types of derivatives instruments is included below in the sections titled "Forward Foreign Currency Contracts," "Futures Contracts and Options on Futures Contracts," "Options," and "Swaps, Caps, Floors, Collars and Swaptions."

DISTRESSED SECURITIES—Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled or potentially troubled, and may be, or have recently been, involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments, although they may also offer the potential for correspondingly high returns.

Such issuers' securities may be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such issuers.

DOLLAR ROLLS—Dollar rolls are transactions in which securities (usually mortgage-backed securities) are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its dollar roll transactions, which are considered Derivatives Transactions under the Rule. See "Derivatives" above.

ECONOMIC RISKS OF GLOBAL HEALTH EVENTS—An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by viral or bacterial outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds' performance and cause losses on your investment in the Funds.

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). As American-style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker; however, SIMC or a Sub-Adviser may select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.

In general, investments in equity securities are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the United States or the OTC market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. A Fund may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management associated with small and medium capitalization companies. The securities of small and medium capitalization companies typically have lower trading volumes than large capitalization companies and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Initial Public Offerings ("IPOs"). Certain Funds may purchase securities of companies that are offered pursuant to an IPO. An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. Like all equity securities, IPO securities are subject to market risk and liquidity risk, but those risks may be heightened for IPO securities. The market value of IPO securities may fluctuate considerably due to factors such as the absence of a prior public market for the security, unseasoned trading of the security, the small number of shares available for trading, limited information about the issuer, and aberrational trading activity and market interest surrounding the IPO. There is also the possibility of losses resulting from the difference between the issue price and potential diminished value of the security once it is traded in the secondary market. In addition, the purchase of IPO securities may involve high transaction costs. The Funds' investment in IPO securities may have a significant positive or negative impact on the Funds' performance and may result in significant capital gains.

EUROBONDS—A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. Although Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE-TRADED PRODUCTS—Certain Funds may directly purchase shares of or interests in ETPs (including ETFs, ETNs and exchange-traded commodity pools). A Fund will only invest in ETPs to the extent consistent with its investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked instruments, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN's returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

Exchange-Traded Commodity Pools. Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the 1933 Act. Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool's shares on the exchange will not closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool's NAV, the changes in the pool's NAV do not correlate closely with the changes in the price of the pool's benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. Commodity prices are inherently volatile, and the market value of a commodity may be influenced by many unpredictable factors which interrelate in complex ways, such that the effect of one factor may offset or enhance the effect of another. Supply and demand for certain commodities tends to be particularly concentrated. Commodity markets are subject to temporary distortions or other disruptions due to various factors, including periodic illiquidity in the markets for certain positions, the participation of speculators, and government regulation and intervention. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in some futures contract prices that may occur during a single business day. These and other risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Exchange-traded commodity pools generally do not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's NAV.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with longer duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a NRSRO, or, if not rated, are determined to be of comparable quality by SIMC or a Sub-Adviser, as applicable. See "Appendix A-Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Securities rated Baa3 or higher by Moody's or BBB- or higher by S&P are considered by those rating agencies to be "investment grade" securities, although securities rated Baa3 or BBB- lack outstanding investment characteristics and have speculative characteristics. Although issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories. In the event a security owned by a Fund is downgraded below investment grade, SIMC or a Sub-Adviser, as applicable, will review the situation and take appropriate action with regard to the security.

Lower-Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (known as "credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as "market risk"). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for a Fund to sell these securities, or a Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating the Fund's NAV. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the Fund's exposure to the risks of high yield securities.

A Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P and may invest in unrated securities that are of comparable quality as "junk bonds."

Sensitivity to Interest Rate and Economic Changes. Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's NAV.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to RICs under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging and frontier markets can be considered speculative and therefore may offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. "Frontier market countries" are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, a Fund's investment in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Funds. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Funds' investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Investments in the United Kingdom—The UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017. On January 31, 2020, the UK officially withdrew from the EU (commonly known as "Brexit") and entered into a transition phase that expired on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament ratified the agreement in December 2020 and the EU Parliament ratified the agreement in April 2021. The agreement was then approved by EU member states and became effective in May 2021. However, many aspects of the UK-EU trade relationship remain subject to further negotiation.

Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Investments in China—China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, Executive Orders have been issued prohibiting U.S. persons from purchasing or investing in publicly-traded securities of certain companies identified by the U.S. Government because of their ties to the Chinese military or China's surveillance technology sector. These restrictions have also applied to instruments that are derivative of, or are designed to provide investment exposure to, those companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser or a Sub-Adviser otherwise believes is attractive, a Fund may incur losses. Certain investments that are or become designated as prohibited may have less liquidity as a result of such designation and the market price of such prohibited investments may decline, potentially causing losses to a Fund. In addition, the market for securities and other investments of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Investments in the China A-Shares. A Fund may invest in PRC A-Shares through the Stock Connect subject to any applicable regulatory limits. The Stock Connect is a securities trading and clearing linked program developed by HKEx, the HKSCC, SSE, SZSE and ChinaClear with the aim of achieving mutual stock market access between PRC and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed PRC A-Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in the Stock Connect will trade and settle SSE or SZSE securities in the CNH only. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of the PRC via the Stock Connect a Fund is subject to the following additional risks:

General Risks. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. The program requires the use of new information technology systems which may be subject to operational risk due to the program's cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and PRC markets through the program could be disrupted.

Stock Connect will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the PRC market but the Stock Connect is not trading. As a result, a Fund may be subject to the risk of price fluctuations in PRC A-Shares when the Fund cannot carry out any PRC A-Shares trading.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither a Fund nor its custodian can ensure that the Fund's ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In the event that the Fund suffers losses due to the negligence, or willful default, or insolvency of HKSCC, the Fund may not be able to institute legal proceedings, file any proof of claim in any insolvency proceeding or take any similar action. In the event of the insolvency of HKSCC, the Fund may not have any proprietary interest in the PRC A-Shares traded through the Stock Connect program and may be an unsecured general creditor in respect of any claim the Fund may have in respect of them. Consequently, the value of the Fund's investment in PRC A-Shares and the amount of its income and gains could be adversely affected.

In the event ChinaClear defaults, HKSCC's liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and a Fund may not fully recover its losses or its Stock Connect securities.

Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. PRC regulations which include certain restrictions on selling and buying will apply to all market participants. In the case of a sale, pre-delivery of shares to the broker is required, increasing counterparty risk. As a result, a Fund may not be able to purchase and/or dispose of holdings of PRC A-Shares in a timely manner.

Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict a Fund's ability to invest in PRC A-Shares through the program on a timely basis.

Investor Compensation. A Fund will not benefit from the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the China Securities Regulatory Commission). Because the Fund is carrying out trading of PRC A-Shares through securities brokers in Hong Kong, but not mainland China brokers, it is not protected by the China Securities Investor Protection Fund.

That said, if the Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of PRC A-Shares through the Stock Connect program, it would be compensated by Hong Kong's Investor Compensation Fund.

Tax within the PRC. Uncertainties in the PRC tax rules governing taxation of income and gains from investments in PRC securities could result in unexpected tax liabilities for a Fund. A Fund's investments in securities, including A-Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.

If a Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-tax resident enterprise with a "permanent establishment" in the PRC, it would be subject to PRC corporate income tax on the profits attributable to the permanent establishment. SIMC and the Funds' Sub-Advisers intend to operate the Funds in a manner that will prevent them from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of a Fund.

Unless reduced or exempted by the applicable tax treaties, the PRC generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The State Administration of Taxation has confirmed the application to a QFII of the withholding income tax on dividends, premiums and interest. Effective as of November 17, 2014, Chinese authorities issued two circulars (Caishui [2014] 79 and Caishui [2014] 81) clarifying the corporate income tax policy of China with respect to QFIIs and Renminbi QFIIs and investments through the Stock Connect. Pursuant to the circulars, each Fund is expected to be temporarily exempt from withholding tax on capital gains out of trading in A-Shares, but the dividends derived from China A-shares by foreign investors is subject to a 10% withholding income tax. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such withholding tax in future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment to QFIIs and Renminbi QFIIs or investments through the Shanghai-Hong Kong Stock Connect. In addition, Chinese authorities issued Caishui [2016] 127 which took effect on December 5, 2016, to clarify the corporate income tax policy of China with respect to investments through the Shenzhen-Hong Kong Stock Connect, and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on a Fund's return could be substantial.

SIMC, the Funds' Sub-Advisers or a Fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a value added tax exemption for overseas investors in respect of their gains derived from trading of PRC securities through Stock Connect. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the "surtaxes") are imposed based on value added tax liabilities, so if SIMC, the Funds' Sub-Advisers or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of Renminbi QFIIs and QFIIs are evolving, and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and its shareholders.

Investments in Variable Interest Entities ("VIEs"). In seeking exposure to Chinese companies, a Fund may invest in VIE structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. Although the U.S.-listed company in a VIE structure has no equity ownership in the underlying Chinese company, the VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The VIE structure enables foreign investors, such as a Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted the non-Chinese ownership of such company. As a result, an investment in a VIE structure subjects a Fund to the risks associated with the underlying Chinese company. In its efforts to monitor, regulate and/or control foreign investment and participation in the ownership and operation of Chinese companies, including in particular those within the technology, telecommunications and education industries, the Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including VIEs, to the disadvantage of foreign investors, such as a Fund.

Intervention by the Chinese government with respect to a VIE could significantly and adversely affect the Chinese company's performance or the enforceability of the company's contractual arrangements with the VIE and thus, the value of a Fund's investment in the VIE. In addition to the risk of government intervention, a Fund's investment in a VIE structure is subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements with the other entities in the VIE structure, or that Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its VIE investments with little or no recourse available.

Investments in Russia—Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Russia's actions and the resulting responses by the United States and other countries could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia's invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia's military actions or future escalation of such hostilities, and the extent and impact of the resulting sanctions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could have a significant impact on a Fund's performance and the value of the Fund's investments, even though the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows a Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called "position hedging"). A Fund may use position hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. Certain Funds may engage in currency transactions for hedging purposes as well as to enhance the Fund's returns.

A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Although forward foreign currency transactions are exempt from the definition of "swap" under the Commodity Exchange Act, non-deliverable forward transactions are not, and, thus, are subject to the CFTC's regulatory framework applicable to swaps.

The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

The Funds may take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities. Active investment in currencies may subject the Funds to additional risks, and the value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in fixed income securities. The Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of an adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—Futures contracts (also called "futures") provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC (generally, futures must be traded on such exchanges). Subject to their permitted investment strategies, certain Funds may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund's returns. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows a Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with a Fund's use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on SIMC or a Sub-Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations or exchange requirements may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are investments that cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, SIMC or the Sub-Adviser, as applicable, determines the liquidity of a Fund's investments. In determining the liquidity of a Fund's investments, SIMC or the Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Funds to participate in the Program with the SEI Funds. The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than the Repo Rate and more favorable to the borrowing fund than the Bank Loan Rate. The Bank Loan Rate will be determined using a formula approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund's participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds' Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds' Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. When a Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. A Fund also may be subject to adverse tax consequences to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

Generally, federal securities laws limit the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. For example an investment company is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the acquiring investment company would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the acquiring investment company's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the acquiring investment company, subject to certain statutory, regulatory or other exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, a Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act. A Fund may invest in investment companies managed by SIMC or the Fund's Sub-Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. A Fund may invest in such Rule 2a-7 compliant investment companies for cash management purposes, including as discussed in the "Securities Lending" section below, and to serve as collateral for derivatives positions.

Rule 12d1-4 under the 1940 Act will permit a Fund to invest in other investment companies beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions that are similar to those currently imposed on the Funds through exemptive orders. In connection with its adoption of Rule 12d1-4 on January 19, 2022, the SEC rescinded such exemptive orders, Rule 12d1-2 and certain other rules. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of other investment companies beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4.

Certain Funds invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by a Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer's total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by a Fund in excess of 1% of the unaffiliated underlying fund's outstanding shares could in certain circumstances be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by SIMC based on the following factors: (i) the Adviser's knowledge of an unaffiliated underlying fund's section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated underlying fund's investment adviser; (ii) the Fund's past specific redemption experiences with the unaffiliated underlying fund; (iii) the Adviser's evaluation of general market conditions that may affect securities held by the unaffiliated underlying fund; (iv) the Fund's ability to accept a redemption in-kind of portfolio securities from the unaffiliated underlying fund; (v) significant developments involving the unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant.

The Funds may invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(G) and Rule 12d1-2 thereunder and Section 12(d)(1)(F) of the 1940 Act. Rule 12d1-2 permits an affiliated fund of funds to invest in securities of other investment companies so long as such investment is in reliance on Sections 12(d)(1)(A) or 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by a Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer's total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by a Fund in excess of 1% of the unaffiliated underlying fund's outstanding shares could in certain circumstances be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by SIMC based on the following factors: (i) the Adviser's knowledge of an unaffiliated underlying fund's section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated underlying fund's investment adviser; (ii) the Fund's past specific redemption experiences with the unaffiliated underlying fund; (iii) the Adviser's evaluation of general market conditions that may affect securities held by the unaffiliated underlying fund; (iv) the Fund's ability to accept a redemption in-kind of portfolio securities from the unaffiliated underlying fund; (v) significant developments involving the unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant.

Exchange-Traded Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk and other risks associated with derivatives and will be subject to the requirements of Rule 18f-4 under the 1940 Act. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF's portfolio securities or other investments, leverage will cause the value of an ETF's shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF's investment income, resulting in greater losses. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises-a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

As of January 19, 2022, the SEC rescinded exemptive orders that allowed investment companies to invest in ETFs in excess of the 3% limitation prescribed by Section 12(d)(1)(A) described above. An investment company may now invest in ETFs in excess these limitations, provided that such investment company otherwise complies with certain conditions imposed through Rule 12d1-4. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of an ETF beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Certain ETFs that in general do not register as investment companies under the 1940 Act may not produce qualifying income for purposes of the "Qualifying Income Test" or the shares of such ETFs may not be considered "securities" for purposes of the "Asset Test" (as defined below under the heading "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test or if a Fund is not considered to be holding sufficient amounts of "securities" than SIMC or the Funds' Sub-Advisers expect, it could cause a Fund to inadvertently fail the Qualifying Income Test or Asset Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Code, unless certain relief provisions (described in more detail under the heading "Taxes") are available to the Fund.

INVESTMENT IN SUBSIDIARY—Each of the Dynamic Asset Allocation and Multi-Asset Real Return Funds (each, a "Commodity Fund" and, collectively, the "Commodity Funds") may seek to gain exposure to the commodity markets, in whole or in part, through a Subsidiary. Each Subsidiary, unlike the applicable Commodity Fund, may invest to a significant extent in commodity-linked securities and derivative instruments. A Commodity Fund may invest up to 25% of its total assets in the applicable Subsidiary. The derivative instruments in which a Subsidiary primarily intends to invest are instruments linked to certain commodity indexes and instruments linked to the value of a particular commodity or commodity futures contract or a subset of commodities or commodity futures contracts.

With respect to its investments, a Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the applicable Commodity Fund; however, each Subsidiary (unlike the applicable Commodity Fund) may invest significantly in commodity-linked swap agreements and other commodity-linked derivative instruments.

Each Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Thus, each Commodity Fund, as an investor in its Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Commodity Funds and the Subsidiaries, respectively, are organized, could result in the inability of the Commodity Funds and/or the Subsidiaries to operate as intended and could negatively affect the Commodity Funds and their shareholders.

A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation (CFC) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in the Subsidiary, each Commodity Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, each Commodity Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC's "Subpart F" income (discussed further below) and any "global intangible low-taxed income" or (GILTI) for the CFC's taxable year ending within the Fund's taxable year whether or not such income is actually distributed by the CFC. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC's depreciable tangible assets.

In order for each of the Commodity Funds to qualify as a RIC under the Code, the Commodity Funds must, among other requirements, derive at least 90% of their gross income for each taxable year from sources generating "qualifying income" for purposes of the Qualifying Income Test, which is described in more detail in the "Taxes" section below. The Commodity Funds' investment in their respective Subsidiary is expected to provide the Commodity Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The "Subpart F" income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Commodity Funds attributable to their investment in a Subsidiary is "qualifying income" to the Commodity Funds to the extent that such income is derived with respect to the Commodity Fund's business of investing in stock, securities or currencies. Each Commodity Fund expects its "Subpart F" income attributable to its investment in its Subsidiary to be derived with respect to the Commodity Fund's business of investing in stock, securities or currencies. Accordingly, each Commodity Fund expects its "Subpart F" income attributable to its investment in a Subsidiary to be treated as "qualifying income." The Adviser will carefully monitor the Commodity Funds' investments in their respective Subsidiary to ensure that no more than 25% of the Commodity Fund's assets are invested in its Subsidiary.

Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC's underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund's other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent a Commodity Fund invests in its Subsidiary and recognizes "Subpart F" income or GILTI in excess of actual cash distributions from the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. "Subpart F" income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities.

A Commodity Fund's recognition of any "Subpart F" income or GILTI from an investment in its Subsidiary will increase the Commodity Fund's tax basis in the Subsidiary. Distributions by a Subsidiary to a Commodity Fund, including in redemption of the Subsidiary's shares, will be tax free, to the extent of the Subsidiary's previously undistributed "Subpart F" income or GILTI, and will correspondingly reduce the Commodity Fund's tax basis in its Subsidiary, and any distributions in excess of the Commodity Fund's tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to a Commodity Fund's shares of its Subsidiary will not be currently recognized. A Commodity Fund's investment in its Subsidiary will potentially have the effect of accelerating the Commodity Fund's recognition of income and causing its income to be treated as ordinary income, regardless of the character of its Subsidiary's income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by a Commodity Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. A Commodity Fund will not receive any credit in respect of any non-U.S. tax borne by its Subsidiary.

LIBOR REPLACEMENT—LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar

LIBOR settings immediately after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate ("SOFR"), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. This, in turn, may affect the value or liquidity or return on certain Fund investments, result in costs incurred in connection with closing out positions and entering into new trades and reduce the effectiveness of related fund transactions such as hedges. These risks may also apply with respect to potential changes in connection with other interbank offering rates (e.g., Euribor) and other indexes, rates and values that may be used as "benchmarks" and are the subject of recent regulatory reform. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

LOAN PARTICIPATIONS AND ASSIGNMENTS—Loan participations are interests in loans to corporations or governments that are administered by the lending bank or agent for a syndicate of lending banks and sold by the lending bank, financial institution or syndicate member (so-called "intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent that a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by SIMC or the Funds' Sub-Advisers based on criteria approved by the Board.

MiFID II—MiFID II took effect in Member States of the EU on January 3, 2018. MiFID II forms the legal framework governing the requirements applicable to EU investment firms and trading venues and third-country firms providing investment services or activities in the EU. The extent to which MiFID II will have an indirect impact on markets and market participants outside the EU is unclear and yet to fully play out in practice. It will likely impact pricing, liquidity and transparency in most asset classes and certainly impact the research market.

MiFID II prohibits an EU authorized investment firm from receiving investment research unless it is paid for directly by the firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. Specifically, MiFID II will have practical ramifications outside the EU in certain areas such as payment for equity research and fixed income, currency and commodities research. For example, US asset managers acting under the delegated authority of an EU-based asset manager and US asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. Absent appropriate relief or guidance from US regulators, certain aspects of the research payment regime under MiFID II may be incompatible with US law and regulation. Accordingly, it is difficult to predict the full impact of MiFID II on the Funds and the Adviser and Sub-Advisers, but it could include an increase in the overall costs of entering into investments. Shareholders should be aware that the regulatory changes arising from MiFID II may affect each Fund's ability to adhere to its investment approach and achieve its investment objective.

EU research providers that are MiFID II firms will be obliged to price their research services separately from their execution services. It is uncertain whether these changes will lead to an overall increase in the price of research and/or lead to reduced access to research for the Adviser and Sub-Advisers. While the exact impact of MiFID II and the related Markets in Financial Instruments Regulation on certain Funds and the Adviser and Sub-Advisers remain unclear and will take time to quantify, the impact on them and on the EU financial markets may be material.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper determined by SIMC or a Sub-Adviser to be of the highest short-term credit quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Funds could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as GNMA, which are backed by the "full faith and credit" of the United States, (ii) securities issued by Fannie Mae and Freddie Mac, which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) CMBS, which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to the Funds of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Funds and affect their share prices.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent the beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior. Beginning in late 2006, delinquencies, defaults and foreclosures on residential and commercial mortgage loans increased significantly, and they may again increase in the future. In addition, beginning in late 2006, numerous originators and servicers of residential mortgage loans experienced serious financial difficulties and, in many cases, went out of business or were liquidated in bankruptcy proceedings. Those difficulties resulted, in part, from declining markets for their mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults or for breaches of representations and warranties regarding loan characteristics.

Since mid-2007, the residential mortgage market has been subject to extensive litigation and legislative and regulatory scrutiny. The result has been extensive reform legislation and regulations including with respect to loan underwriting, mortgage loan servicing, foreclosure practices and timing, loan modifications, enhanced disclosure and reporting obligations and risk retention. Numerous laws, regulations and rules related to residential mortgage loans generally, and foreclosure actions particularly, have been proposed or enacted by federal, state and local governmental authorities, which may result in delays in the foreclosure process, reduced payments by borrowers, modification of the original terms of mortgage loans, permanent forgiveness of debt, increased prepayments due to the availability of government-sponsored refinancing initiatives and/or increased reimbursable servicing expenses. Any of these factors could result in delays and reductions in distributions to residential mortgage-backed securities and may reduce the amount of investment proceeds to which a Fund would be entitled.

The conservatorship of Fannie Mae and Freddie Mac and the current uncertainty regarding the future status of these organizations may also adversely affect the mortgage market and the value of mortgage-related assets. It remains unclear to what extent the ability of Fannie Mae and Freddie Mac to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for their own portfolios and by guaranteeing mortgage-backed securities, may be curtailed. Legislators have repeatedly unveiled various plans to reduce and reform the role of Fannie Mae and Freddie Mac in the mortgage market and, possibly, wind down both institutions. Although it is unclear whether, and if so how, those plans may be implemented or how long any such wind-down or reform of Fannie Mae and Freddie Mac, if implemented, would take, a reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators. In addition, any decline in the value of agency securities may affect the value of residential mortgage-backed securities as a whole.

Since March 13, 2020, there have been a number of government initiatives applicable to federally backed mortgage loans in response to the economic impacts of the COVID-19 outbreak, including foreclosure and eviction moratoria, mortgage forbearance and loan modifications for borrowers and renters experiencing financial hardship due to COVID-19.

It is difficult to predict how the government initiatives relating to COVID-19 may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets. However, high forbearance rates create a real possibility of billions of dollars of loan servicers' obligations to advance payment to investors in securities backed by mortgages in the absence of borrower payments on the underlying loans. Accordingly, the Funds cannot predict with certainty the extent to which these or similar initiatives in the future may adversely impact the value of the Funds' investments in securities issued by Fannie Mae or Freddie Mac and in investments in securities in the U.S. mortgage industry as a whole.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by a Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Funds' actual yield to maturity, even if the average rate of principal payments is consistent with a Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Collateralized Mortgage Obligations. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). To the extent a Fund invests in CMOs, the Fund typically will seek to invest in CMOs rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

Real Estate Mortgage Investment Conduits. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. REMIC Certificates issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities. ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. Although the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, because many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the PO receives the principal payments made by the underlying mortgage-backed security, while the holder of the IO receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an "average life estimate." An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that the estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage dollar rolls, or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein, the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, refunding outstanding obligations, general operating expenses and lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (so-called "municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities" above.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

SIMC and/or the Sub-Adviser, as applicable, may rely on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a Fund. SIMC, the Sub-Advisers and the Funds do not guarantee this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion.

NON-DIVERSIFICATION—As indicated in the Investment Limitations section, certain Funds are non-diversified investment companies as defined in the 1940 Act, which means that a relatively high percentage of such Fund's assets may be invested in the obligations of a limited number of issuers. The value of shares of each such Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each of these Funds intends to satisfy the diversification requirements necessary to qualify as a RIC under the Code, as described more fully in the "Taxes" section of this SAI.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

OBLIGATIONS OF SUPRANATIONAL ENTITIES—Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

OPTIONS—A Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.

Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Each Fund may trade put and call options on securities, securities indexes and currencies, as SIMC or a Sub-Adviser determines is appropriate in seeking to achieve the Fund's investment objective, unless otherwise restricted by the Fund's investment limitations.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of the acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is "covered" if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) though a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PARTICIPATION NOTES—P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded OTC. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities that, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.

Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—A Fund may purchase securities at a price that would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions that SIMC or a Sub-Adviser believes present minimum credit risks, and SIMC or a Sub-Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

QUANTITATIVE INVESTING—A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors.

Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

REAL ESTATE INVESTMENT TRUSTS—REITs are entities that invest primarily in commercial real estate or real estate-related loans. A U.S. REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES—REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, REOCs provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are: (i) availability of tax loss carryforwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) the ability to retain earnings.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include TRs, TIGRs, LYONs and CATS. LYONs, TIGRs and CATS are interests in private proprietary accounts, while TRs and STRIPS (see "U.S. Treasury Obligations" below) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to RICs under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by SIMC or a Sub-Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement at all times. SIMC and the applicable Sub-Advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty.

Under all repurchase agreements entered into by a Fund, the Fund's custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. A Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. At times, the investments of a Fund in repurchase agreements may be substantial when, in the view of SIMC or the Sub-Adviser(s), liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold freely to the public without registration under the 1933 Act or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to a Fund's limitation on investing in illiquid securities. The determination of whether a restricted security is illiquid is to be made by SIMC or a Sub-Adviser pursuant to guidelines adopted by the Board. Under these guidelines, SIMC or a Sub-Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, SIMC and each Sub-Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

Private Investments in Public Equity—A Fund may purchase PIPEs, which are equity securities in a private placement that are issued by issuers that have outstanding publicly-traded equity securities of the same class. Shares in PIPEs generally are not publicly registered until after a certain time period from the date the private sale is completed, which can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and cannot be freely traded. Generally, such restrictions cause PIPEs to be illiquid during this restricted period. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered or that the registration will remain in effect.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund treats such transactions as Derivatives Transactions under Rule 18f-4. See "Derivatives" above.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

RISKS OF CYBER-ATTACKS—As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting a Fund, SIMC or any of the Sub-Advisers, a Fund's distributor, custodian, transfer agent, or any other of a Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions.

SECURITIES LENDING—Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to SIMC nor its Sub-Advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities, as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund may invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of an affiliated or unaffiliated registered money market fund or of an affiliated or unaffiliated unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act (see the "Investment Companies" section above). Money market funds may or may not seek to maintain a stable NAV of $1.00 per share. Investing the cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in the Liquidity Fund, an affiliated unregistered money market fund managed by SIMC and operated in accordance with Rule 12d1-1 under the 1940 Act. Although the Liquidity Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 of the 1940 Act to the extent required by Rule 12d1-1 under the 1940 Act. The Liquidity Fund does not seek to maintain a stable NAV, and therefore its NAV will fluctuate. The cash collateral invested in the Liquidity Fund may be subject to the risk of loss in the underlying investments of the Liquidity Fund. When a Fund invests in the Liquidity Fund, it will bear a pro rata portion of the Liquidity Fund's expenses, which includes fees paid to SIMC or its affiliates.

SHORT SALES—Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered" (only the Multi-Asset Real Return Fund may engage in short sales that are "against the box"). A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

When a Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional equity securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make a Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered Derivatives Transactions under the Rule. See "Derivatives" above.

SOCIAL INVESTMENT CRITERIA—The Screened World Equity Ex-US Fund's portfolio is subject to certain social investment criteria, including its anti-BDS approach. As a result, the Fund's Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund's social investment criteria may affect the Fund's exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

SOVEREIGN DEBT—The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to a foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. A Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Certain issuers of such Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings assets for various reasons. For example, a Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

Certain Funds may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a "credit event" triggering the seller's payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that SIMC or a Sub-Adviser believes to be creditworthy.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and NDFs. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swap indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral.

TRACKING ERROR—The following factors may affect the ability of a Fund that tracks the performance of a benchmark to achieve correlation with the performance of its benchmark: (i) Fund expenses, including brokerage fees (which may be increased by high portfolio turnover); (ii) the Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark; (iii) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (iv) bid-ask spreads (the effect of which may be increased by portfolio turnover); (v) the Fund holding instruments traded in a market that has become illiquid or disrupted; (vi) Fund share prices being rounded to the nearest cent; (vii) changes to the index tracked that are not disseminated in advance; (viii) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. In addition, an adviser's use of hedging techniques will generally cause a Fund's performance to diverge from that of its respective index at times when hedges are employed.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the FHA, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

If the total public debt of the U.S. Government as a percentage of gross domestic product reaches high levels as a result of combating financial downturn or otherwise, such high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt when due. Unsustainable debt levels can decline the valuation of currencies, can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, and can contribute to market volatility.

An increase in national debt levels may also necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. Government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. Government could default on its debt, including U.S. Treasury securities.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest neither extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indexes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis, including "TBA" (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value of these securities at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if SIMC or a Sub-Adviser deems it appropriate.

Rule 18f-4 under 1940 Act permits a Fund to enter into when-issued or delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security does not satisfy those requirements, the Fund would need to comply with Rule 18f-4 under the 1940 Act with respect to its when issued or delayed delivery transactions, which are considered Derivatives Transactions under the Rule. See "Derivatives" above.

YANKEE OBLIGATIONS—Yankees are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankees selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Although interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the RICs under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The following percentage limitations (except for the limitation on borrowing and illiquid investments) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Small Cap Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, World Select Equity Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund, Dynamic Asset Allocation Fund, Ultra Short Duration Bond Fund, Dynamic Asset Allocation Fund, Multi-Asset Real Return Fund, Intermediate Duration Credit Fund and Global Managed Volatility Fund and may not be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Emerging Markets Debt, Multi-Asset Real Return and Intermediate Duration Credit Funds.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Each of the Ultra Short Duration Bond and Multi-Asset Real Return Funds may invest, without limitation, in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following investment limitations are fundamental policies of the Long Duration Fund and may not be changed without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

  2.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Issue any class of senior security (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

  4.  Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  5.  Purchase or sell real estate, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  7.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

The following investment limitations are fundamental policies of the Long Duration Credit and Small Cap II Funds and cannot be changed with respect to a Fund without the consent of the holders of a majority of such Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each Fund may:

  1.  Borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  2.  Make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Purchase or sell commodities, commodities contracts and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase securities of an issuer, except if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Each Fund may not:

  1.  Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

  2.  Issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following are fundamental policies of the Extended Market Index Fund. The following percentage limitations (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. The fundamental policies of the Fund cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

  1.  The Fund may not concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may concentrate its investments to approximately the same extent that the index the Fund is designed to track concentrates in the securities of a particular industry or group of industries and the Fund may invest without limitation in (a) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (b) tax-exempt obligations of state or municipal governments and their political subdivisions.

  2.  The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  The Fund may not issue senior securities (as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time), except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

For purposes of the industry concentration limitation specified in the Prospectus and SAI: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Funds and may be changed by the Board without the consent of the holders of a majority of a Fund's outstanding shares.

Each Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2(a).  With respect to the Large Cap Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Multi-Asset Real Return, Limited Duration Bond, Emerging Markets Equity and Global Managed Volatility Funds, purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

  2(b).  With respect to the U.S. Equity Factor Allocation, World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

  2(c).  With respect to the S&P 500 Index Fund, make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

  3.  Purchase investments, i.e., any investment that the fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investment, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  4.  With respect to 75% of its total assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This investment limitation does not apply to the Extended Market Index, Emerging Markets Debt or Multi-Asset Real Return Funds.

  5(a).  With respect to the Large Cap, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Opportunistic Income, Core Fixed Income, High Yield Bond, Emerging Markets Debt, Real Return, Dynamic Asset Allocation, Emerging Markets Equity and Global Managed Volatility Funds, purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  5(b).  With respect to the Extended Market Index, Small Cap II, Long Duration Credit, Ultra Short Duration Bond, Multi-Asset Real Return, Limited Duration Bond, World Select Equity, Emerging Markets Equity

and Intermediate Duration Credit Funds, purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that each Fund may invest without limitation in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. Further, the Extended Market Index Fund may purchase securities that would cause 25% or more of the total assets of the Fund to be so invested to approximately the same extent that the index the Fund is designed to track invests in such securities.

  5(c).  With respect to the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds, purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) domestic banks and U.S. branches of foreign banks, which the Fund has determined to be subject to the same regulation as U.S. banks; or (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  6.  With respect to the Large Cap, Small Cap, U.S. Equity Factor Allocation, Core Fixed Income, High Yield Bond, Emerging Markets Debt, Dynamic Asset Allocation, Limited Duration Bond and Emerging Markets Equity Funds, issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of a Fund's total assets, all borrowings shall be repaid before such Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of such Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets will not be considered borrowings or senior securities.

  7.  Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) participate in the SEI Funds interfund lending program. This investment limitation does not apply to the Long Duration Fund.

  8.  Invest in unmarketable interests in real estate limited partnerships or invest directly in real estate except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs). This investment limitation does not apply to the Long Duration or Dynamic Asset Allocation Funds.

  9.  With respect to the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds, sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

  10(a).  With respect to the Large Cap Disciplined Equity, Large Cap Index, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Opportunistic Income, Real Return, World Equity Ex-US and Screened World Equity Ex-US Funds, borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets. With respect to the U.S. Managed Volatility, Opportunistic Income and Real Return Funds, to the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before a Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required in accordance with applicable SEC or SEC staff positions .

  10(b).  With respect to the Extended Market Index, Small Cap II, Ultra Short Duration Bond, Multi-Asset Real Return, Limited Duration Bond, Emerging Markets Equity, Global Managed Volatility and World Select Equity Funds, borrow money in an amount exceeding 33 1/3% of the value of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund's total assets), provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300%, including the amount borrowed, is required in accordance with applicable SEC or SEC staff positions.

  10(c).  With respect to the Long Duration Credit and Intermediate Duration Credit Funds, borrow money in an amount exceeding 33 1/3% of the value of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets), provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate or earmark assets are not considered to be borrowings.

  11.  With respect to the Large Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  12.  With respect to the Large Cap Disciplined Equity Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies to the extent covered in accordance with applicable SEC or SEC staff positions. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  13.  With respect to the Large Cap Index Fund, invest less than substantially all of its net assets, under normal circumstances, in securities included in the Russell 1000 Index. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Extended Market Index Fund, invest less than substantially all of its net assets (at least 80%), under normal circumstances, in securities included in the Russell Small Cap Completeness Index. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  15.  With respect to the Small Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  16.  With respect to the World Equity Ex-US and Screened World Equity Ex-US Funds, invest less than 80% of its net assets in equity securities of foreign companies. A Fund will notify its shareholders at least 60 days prior to any change to this policy.

  17.  With respect to the Core Fixed Income Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  18.  With respect to the High Yield Bond Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities that are rated below investment grade. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  19.  With respect to the Long Duration Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  20.  With respect to the Emerging Markets Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of emerging market issuers to the extent covered in accordance with applicable SEC or SEC staff positions. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  21.  With respect to the Emerging Markets Debt Fund, invest less than 80% of its net assets, under normal circumstances, in fixed income securities of emerging markets issuers. This non-fundamental policy may be changed by the Board with at least 60 days' notice to the Emerging Markets Debt Fund's shareholders.

  22.  With respect to the Limited Duration Bond Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  23.  With respect to the World Select Equity Fund, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies of all capitalization ranges.

  24.  With respect to the Dynamic Asset Allocation Fund, purchase or sell real estate, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  25.  With respect to the Global Managed Volatility Fund, make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) participate in the SEI Funds inter-fund lending program.

  26.  With respect to the U.S. Equity Factor Allocation Fund, under normal circumstances, invest less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities of U.S. companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

In addition, each Fund may:

Purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities. This investment policy does not apply to the Long Duration Credit, Dynamic Asset Allocation or Intermediate Duration Credit Funds.

For purposes of the industry concentration limitation specified in the Prospectus and Statement of Additional Information: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies, such as the World Bank or any affiliate thereof or the United Nations, or related entities, will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund. The Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions. For purposes of the Multi-Asset Real Return Fund's concentration policies, the Multi-Asset Real Return Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation, to the extent applicable.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's investment policies on lending are set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Certain Funds have adopted a fundamental policy that would permit direct investment in real estate. However, these Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds (the "Transfer Agent"). SIMC, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and Transfer Agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services. Such services generally include, but are not limited to;

•  maintaining books and records related to a Fund's cash and position reconciliations, and portfolio transactions;

•  preparation of financial statements and other reports for the Funds;

•  calculating the NAV of the Funds in accordance with the Funds' valuation policies and procedures;

•  tracking income and expense accruals and processing disbursements to vendors and service providers;

•  providing performance, financial and expense information for registration statements and board materials;

•  providing certain tax monitoring and reporting;

•  providing space, equipment, personnel and facilities;

•  maintaining share transfer records;

•  reviewing account opening documents and subscription and redemption requests;

•  calculating and distributing required ordinary income and capital gains distributions; and

•  providing anti-money laundering program services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from the reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (ii) by the Administrator on not less than 90 days' written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of each Fund and paid monthly by the Trust at the following annual rates:

Fund	Administration Fee
Large Cap Fund	0.05%
Large Cap Disciplined Equity Fund	0.05%
Large Cap Index Fund	0.05%
S&P 500 Index Fund	0.05%
Extended Market Index Fund	0.05%
Small Cap Fund	0.05%
Small Cap II Fund	0.05%
Small/Mid Cap Equity Fund	0.05%
U.S. Equity Factor Allocation Fund	0.05%
U.S. Managed Volatility Fund	0.05%
Global Managed Volatility Fund	0.05%
World Select Equity Fund	0.05%
World Equity Ex-US Fund	0.05%
Screened World Equity Ex-US Fund	0.05%
Emerging Markets Equity Fund	0.05%
Opportunistic Income Fund	0.05%
Core Fixed Income Fund	0.05%
High Yield Bond Fund	0.05%
Long Duration Fund	0.05%
Long Duration Credit Fund	0.05%
Ultra Short Duration Bond Fund	0.05%
Emerging Markets Debt Fund	0.05%
Real Return Fund	0.05%
Limited Duration Bond Fund	0.05%
Intermediate Duration Credit Fund	0.05%
Dynamic Asset Allocation Fund	0.05%
Multi-Asset Real Return Fund	0.05%

For the fiscal years ended May 31, 2020, 2021 and 2022 the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator's voluntary fee waivers and/or reimbursements.

	Administration Fees Paid (000)			Administration Fees Waived or Reimbursed (000)
Fund	2020	2021	2022	2020	2021	2022
Large Cap Fund	$0	$0	$0	$512	$512	$495
Large Cap Disciplined Equity Fund	$0	$0	$0	$864	$768	$792
Large Cap Index Fund	$0	$0	$0	$825	$1,035	$1,110
S&P 500 Index Fund	$0	$0	$0	$2,191	$2,740	$2,917
Extended Market Index Fund	$0	$0	$0	$557	$781	$830
Small Cap Fund	$0	$0	$0	$125	$133	$131
Small Cap II Fund	$0	$0	$0	$163	$208	$211
Small/Mid Cap Equity Fund	$0	$0	$0	$531	$540	$523
U.S. Equity Factor Allocation Fund	$0	$0	$0	$393	$479	$508
U.S. Managed Volatility Fund	$0	$0	$0	$625	$608	$504
Global Managed Volatility Fund	$0	$0	$0	$1,340	$1,404	$1,278
World Select Equity Fund	$0	$0	$0	$319	$215	$157
World Equity Ex-US Fund	$0	$0	$0	$4,247	$4,785	$4,887
Screened World Equity Ex-US Fund	$0	$0	$0	$51	$58	$68
Emerging Markets Equity Fund	$0	$0	$0	$531	$602	$622
Opportunistic Income Fund	$0	$0	$0	$592	$498	$392
Core Fixed Income Fund	$0	$0	$0	$3,471	$3,740	$4,054
High Yield Bond Fund	$0	$0	$0	$1,264	$1,317	$1,345
Long Duration Fund	$0	$0	$0	$706	$673	$540
Long Duration Credit Fund	$0	$0	$0	$2,065	$2,193	$1,894
Ultra Short Duration Bond Fund	$0	$0	$0	$232	$334	$321
Emerging Markets Debt Fund	$0	$0	$0	$1,101	$1,124	$1,118
Real Return Fund	$0	$0	$0	$148	$153	$157
Limited Duration Bond Fund	$0	$0	$0	$693	$714	$801
Intermediate Duration Credit Fund	$0	$0	$0	$1,546	$1,764	$2,005
Dynamic Asset Allocation Fund	$0	$0	$0	$1,004	$967	$1,050
Multi-Asset Real Return Fund	$0	$0	$0	$445	$361	$386

THE ADVISER AND THE SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. As of June 30, 2022, SIMC had approximately $186.11 billion in assets under management.

SIMC is registered with the SEC as an investment adviser. SIMC also has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act ("CEA") with respect to the Multi-Asset Real Return Fund and with respect to certain products not included in this SAI. SIMC has claimed, on behalf of the other Funds in this prospectus in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief. SIMC is therefore not subject to regulation as a commodity pool operator under the CEA with regard to the operation of the Funds.

Manager of Managers Structure. SIMC is the investment adviser to each of the Funds and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trustees, to hire, retain or terminate sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the Funds' shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Funds will notify shareholders in the event of any addition or change in the identity of their sub-advisers.

SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board, the sub-advisers to the Funds are generally responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Sub-advisers also are responsible for managing their employees who provide services to the Funds.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets to the Sub-Advisers, monitors and evaluates the Sub-Advisers' performance and oversees Sub-Advisers' compliance with the Funds' investment objectives, policies and restrictions. SIMC has the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

Each Investment Advisory Agreement sets forth a standard of care, pursuant to which the Adviser or Sub-Adviser, as applicable, is responsible for performing services to the Funds, and also includes liability and indemnification provisions.

The continuance of each Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or the Fund's Sub-Adviser, as applicable, or by SIMC or the Fund's Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

In accordance with a separate exemptive order that the Trust and SIMC have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the annual rates set forth in the table below (shown as a percentage of the average daily net assets of each Fund). SIMC then pays the Sub-Advisers out of its contractual advisory fee for sub-advisory services provided to the Funds. The rates paid to each Sub-Adviser vary. The aggregate sub-advisory fees paid by SIMC for the fiscal year ended May 31, 2022 are set forth below as a percentage of the average daily net assets of each Fund.

Fund Name	Contractual Advisory Fee	Aggregate Sub-Advisory Fees Paid
Large Cap Fund	0.40%	0.16%
Large Cap Disciplined Equity Fund	0.40%	0.15%
Large Cap Index Fund	0.05%	0.01%
S&P 500 Index Fund	0.03%	0.01%
Extended Market Index Fund	0.12%	0.03%
Small Cap Fund	0.65%	0.42%
Small Cap II Fund	0.65%	0.41%
Small/Mid Cap Equity Fund	0.65%	0.39%
U.S. Equity Factor Allocation Fund	0.25%	0.00%
U.S. Managed Volatility Fund	0.65%	0.18%
Global Managed Volatility Fund	0.65%	0.23%
World Select Equity Fund	0.55%	0.28%
World Equity Ex-US Fund	0.55%	0.25%
Screened World Equity Ex-US Fund	0.65%	0.21%
Emerging Markets Equity Fund	1.05%	0.53%
Opportunistic Income Fund	0.45%	0.22%
Core Fixed Income Fund	0.30%	0.10%
High Yield Bond Fund	0.4875%	0.26%
Long Duration Fund	0.30%	0.12%
Long Duration Credit Fund	0.30%	0.12%
Ultra Short Duration Bond Fund	0.15%	0.10%
Emerging Markets Debt Fund	0.85%	0.37%
Real Return Fund	0.22%	0.00%
Limited Duration Bond Fund	0.25%	0.09%
Intermediate Duration Credit Fund	0.25%	0.13%
Dynamic Asset Allocation Fund	0.60%	0.06%
Multi-Asset Real Return Fund	0.55%	0.19%*

*  Includes sub-advisory fees paid by SIMC to Sub-Advisers of the Subsidiary. For the fiscal year ended May 31, 2022, aggregate sub-advisory fees paid to Sub-Advisers of the Multi-Asset Real Return Fund excluding the Subsidiary were 0.10% of the average daily net assets of the Multi-Asset Real Return Fund.

SIMC typically waives a portion of the advisory fees it is contractually entitled to receive under the Advisory Agreement. SIMC pays each Sub-Adviser a fee out of its advisory fee. Sub-Advisory fees are based on a percentage of the average daily net assets managed by the applicable Sub-Adviser.

For the fiscal years ended May 31, 2020, 2021 and 2022, the following tables show: (i) the contractual advisory fees that SIMC is entitled to receive from each Fund; (ii) the dollar amount of SIMC's contractual and voluntary fee waivers; (iii) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (iv) the dollar amount of the fees retained by SIMC.

For the fiscal year ended May, 31, 2022:

Fund Name—Class A Shares	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Large Cap Fund	$3,958	$2,375	$1,583	$0
Large Cap Disciplined Equity Fund	$6,337	$3,879	$2,424	$34
Large Cap Index Fund	$1,110	$888	$221	$1
S&P 500 Index Fund	$1,750	$1,167	$578	$5

Fund Name—Class A Shares	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)		Advisory Fees Retained by SIMC (000)
Extended Market Index Fund	$1,992	$1,494	$498		$0
Small Cap Fund	$1,704	$593	$1,105		$6
Small Cap II Fund	$2,739	$1,011	$1,725		$3
Small/Mid Cap Equity Fund	$6,803	$2,642	$4,100		$61
U.S. Equity Factor Allocation Fund	$2,538	$2,538	$0		$0
U.S. Managed Volatility Fund	$6,557	$4,741	$1,816		$0
Global Managed Volatility Fund	$16,618	$10,760	$5,765		$93
World Select Equity Fund	$1,723	$838	$865		$20
World Equity Ex-US Fund	$53,760	$29,324	$24,237		$199
Screened World Equity Ex-US Fund	$884	$591	$290		$3
Emerging Markets Equity Fund	$13,068	$6,538	$6,530		$0
Opportunistic Income Fund	$3,524	$1,850	$1,674		$0
Core Fixed Income Fund	$27,343	$18,229	$8,772		$342
High Yield Bond Fund	$13,117	$6,098	$7,019		$0
Long Duration Fund	$3,237	$1,942	$1,295		$0
Long Duration Credit Fund	$11,361	$6,817	$4,544		$0
Ultra Short Duration Bond Fund	$964	$321	$624		$19
Emerging Markets Debt Fund	$19,001	$10,865	$8,136		$0
Real Return Fund	$690	$690	$0		$0
Limited Duration Bond Fund	$4,006	$2,564	$1,375		$67
Intermediate Duration Credit Fund	$10,023	$4,811	$5,172		$40
Dynamic Asset Allocation Fund	$12,604	$11,344	$1,257		$3
Multi-Asset Real Return Fund	$4,245	$2,778	$1,457	*	$10

*  Includes sub-advisory fees paid by SIMC to Sub-Advisers of the Subsidiary. For the fiscal year ended May 31, 2022, aggregate sub-advisory fees paid to Sub-Advisers of the Multi-Asset Real Return Fund excluding the Subsidiary were $808,870.

For the fiscal year ended May, 31, 2021:

Fund Name—Class A Shares	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Large Cap Fund	$4,098	$2,459	$1,639	$0
Large Cap Disciplined Equity Fund	$6,141	$3,753	$2,388	$0
Large Cap Index Fund	$1,035	$828	$206	$1
S&P 500 Index Fund	$1,644	$1,096	$541	$7
Extended Market Index Fund	$1,874	$1,405	$469	$0
Small Cap Fund	$1,730	$610	$1,120	$0
Small Cap II Fund	$2,702	$995	$1,707	$0
Small/Mid Cap Equity Fund	$7,020	$2,808	$4,212	$0
U.S. Equity Factor Allocation Fund	$2,394	$2,394	$0	$0
U.S. Managed Volatility Fund	$7,905	$5,716	$2,189	$0

Fund Name—Class A Shares	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)		Advisory Fees Retained by SIMC (000)
Global Managed Volatility Fund	$18,252	$12,074	$6,178		$0
World Select Equity Fund	$2,367	$1,072	$1,234		$61
World Equity Ex-US Fund	$52,635	$26,972	$24,817		$846
Screened World Equity Ex-US Fund	$750	$472	$266		$12
Emerging Markets Equity Fund	$12,649	$6,271	$6,276		$102
Opportunistic Income Fund	$4,483	$2,383	$2,100		$0
Core Fixed Income Fund	$24,889	$16,809	$8,044		$36
High Yield Bond Fund	$12,845	$5,731	$6,938		$176
Long Duration Fund	$4,035	$2,342	$1,634		$59
Long Duration Credit Fund	$13,158	$7,641	$5,475		$42
Ultra Short Duration Bond Fund	$1,001	$334	$649		$18
Emerging Markets Debt Fund	$19,112	$11,017	$8,095		$0
Real Return Fund	$673	$673	$0		$0
Limited Duration Bond Fund	$3,570	$2,285	$1,230		$55
Intermediate Duration Credit Fund	$8,822	$4,234	$4,551		$37
Dynamic Asset Allocation Fund	$11,601	$10,441	$1,155		$5
Multi-Asset Real Return Fund	$3,973	$2,626	$1,347	*	$0

*  Includes sub-advisory fees paid by SIMC to Sub-Advisers of the Subsidiary. For the fiscal year ended May 31, 2021, aggregate sub-advisory fees paid to Sub-Advisers of the Multi-Asset Real Return Fund excluding the Subsidiary were $771,000.

For the fiscal year ended May, 31, 2020:

Fund Name—Class A Shares	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Large Cap Fund	$4,094	$2,456	$1,638	$0
Large Cap Disciplined Equity Fund	$6,908	$4,145	$2,763	$0
Large Cap Index Fund	$825	$660	$165	$0
S&P 500 Index Fund	$1,314	$876	$428	$10
Extended Market Index Fund	$1,337	$1,003	$334	$0
Small Cap Fund	$1,622	$549	$1,057	$16
Small Cap II Fund	$2,123	$751	$1,358	$14
Small/Mid Cap Equity Fund	$6,902	$2,761	$4,141	$0
U.S. Equity Factor Allocation Fund	$1,963	$1,963	$0	$0
U.S. Managed Volatility Fund	$8,128	$5,877	$2,239	$12
Global Managed Volatility Fund	$17,422	$11,525	$5,773	$124
World Select Equity Fund	$3,507	$1,685	$1,822	$0
World Equity Ex-US Fund	$46,717	$22,600	$24,089	$28
Screened World Equity Ex-US Fund	$668	$415	$252	$1

Fund Name—Class A Shares	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Emerging Markets Equity Fund	$11,143	$5,377	$5,731	$35
Opportunistic Income Fund	$5,327	$2,745	$2,545	$37
Core Fixed Income Fund	$22,204	$14,803	$7,317	$84
High Yield Bond Fund	$12,323	$5,498	$6,727	$98
Long Duration Fund	$4,237	$2,401	$1,765	$71
Long Duration Credit Fund	$12,388	$7,020	$5,262	$106
Ultra Short Duration Bond Fund	$697	$232	$465	$0
Emerging Markets Debt Fund	$18,719	$10,642	$8,015	$62
Real Return Fund	$652	$652	$0	$0
Limited Duration Bond Fund	$3,466	$2,218	$1,194	$54
Intermediate Duration Credit Fund	$7,731	$3,711	$3,978	$42
Dynamic Asset Allocation Fund	$12,048	$10,843	$1,190	$15
Multi-Asset Real Return Fund	$4,890	$3,290	$976	$624

For the fiscal years ended May 31, 2020, 2021 and 2022, the following table shows: (i) the dollar amount of fees paid by SIMC to LSV, which is an affiliate of SIMC, and (ii) the dollar amount of LSV's voluntary fee waivers.

	Fees Paid (000)			Fees Waived (000)
Fund	2020	2021	2022	2020	2021	2022
Large Cap Fund	$355	$297	$277	$0	$0	$0
Small Cap Fund	$371	$378	$379	$0	$0	$0
Small/Mid Cap Equity Fund	$1,111	$1,047	$1,061	$0	$0	$0
U.S. Managed Volatility Fund	$3,310	$1,738	$1,428	$0	$0	$0
Global Managed Volatility Fund	$1,789	$3,668	$3,362	$0	$0	$0
World Select Equity Fund	$129	$70	$78	$0	$0	$0

The Sub-Advisers.

ACADIAN ASSET MANAGEMENT LLC—Acadian Asset Management LLC ("Acadian") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds. Acadian was founded in 1986 and is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly-owned subsidiary of BrightSphere Investment Group Inc, a publicly listed company on the NYSE.

ALLIANCEBERNSTEIN L.P.—AllianceBernstein L.P. ("AllianceBernstein") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Multi-Asset Real Return Funds. As of June 30, 2022, Equitable Holdings, Inc. ("EQH") owns approximately 4.1% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. ("AB Holding Units"). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, "General Partner") is the general partner of both AllianceBernstein Holding L.P. ("AB Holding") and AllianceBernstein. AllianceBernstein Corporation owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in AllianceBernstein.

As of June 30, 2022, the ownership structure of AllianceBernstein, including limited partnership units outstanding as well as the general partner's 1% interest, is as follows: EQH and its subsidiaries, 63.5%; AB Holding, 35.7%; Unaffiliated holders, 0.8%.

Including both the general partnership and limited partnership interests in AB Holding and AllianceBernstein, EQH and its subsidiaries had an approximate 65.0% economic interest in AllianceBernstein as of June 30, 2022.

ALLSPRING GLOBAL INVESTMENTS, LLC—Allspring Global Investments, LLC ("Allspring Investments") serves as Sub-Adviser to the U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US and Core Fixed Income Funds. Allspring is a Delaware limited liability company. Its predecessor, Wells Capital Management Incorporated ("WellsCap") became a subsidiary of Wells Fargo Bank in 1996 and was formed from existing institutional investment management teams that had been in place since 1981. WellsCap was sold to a holding company affiliated with GTCR LLC and of Reverence Capital Partners, L.P. and established as Allspring Investments in 2021.

ARES CAPITAL MANAGEMENT II LLC—Ares Capital Management II LLC ("ACM II") serves as a Sub-Adviser to a portion of the assets of the Opportunistic Income and High Yield Bond Funds. ACM II is a wholly-owned subsidiary of Ares Management LLC (Ares) and registered with the SEC. Founded in 1997, Ares operates integrated businesses across Credit, Private Equity, Real Estate, Secondary Solutions and Strategic Initiatives. Ares was built upon the fundamental principle that each group benefits from being part of the broader platform. ACM II is a Delaware limited liability company and its ultimate parent company is Ares Management Corporation, ("Ares Corp"), which is a publicly traded, global alternative investment manager. Its common units are traded on the New York Stock Exchange under the ticker symbol ARES.

ARROWMARK PARTNERS—ArrowMark Colorado Holdings, LLC ("ArrowMark"), located at 100 Fillmore Street, Suite 325, Denver, Colorado 80206, serves as a Sub-Adviser to a portion of the assets of the Small Cap II and Small/Mid Cap Equity Funds. ArrowMark is an investment adviser registered with the SEC as ArrowMark Colorado Holdings, LLC. ArrowMark, founded in 2007, is 100% privately held by its partners.

AS TRIGON ASSET MANAGEMENT—AS Trigon Asset Management ("AS Trigon") serves as a Sub-Adviser to a portion of the assets of the World Select Equity Fund. AS Trigon, a corporation registered in Estonia, was established in 2007. AS Trigon is an investment adviser registered in the United States with the SEC and has been granted the license by the Estonian Financial Supervision Authority to operate as a fund management company. AS Trigon Capital, a privately owned investment firm headquartered in Estonia, owns a controlling shareholding of 61% (65.59% of voting rights) in AS Trigon. Other shareholders of AS Trigon are 2 portfolio managers. Mehis Raud, who manages the portion of the World Select Equity Fund's assets allocated to AS Trigon, owns 27% (29.03% of voting rights) shareholding in AS Trigon through his fully-owned company OÜ Fero Invest.

AXIOM INVESTORS LLC—Axiom Investors LLC ("Axiom") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small/Mid Cap Equity Funds. From its origins in 1998 as an investment adviser specializing in managing international equity portfolios, Axiom has evolved into the global investment firm it is today. Axiom manages global, small cap and emerging market equities with a single guiding philosophy and consistent, disciplined investment process. Axiom's experienced, research-focused team has worked together for an average of 20 years in its sole Greenwich, Connecticut office. Axiom's senior leadership has cultivated a culture of excellence, uncompromising effort and responsive service to meet the goals of the institutional investors it serves. As a 100% employee owned firm, Axiom maintains the independence it needs to focus on delivering alpha through its bottom-up, growth-oriented investment discipline.

BENEFIT STREET PARTNERS L.L.C.—Benefit Street Partners L.L.C. ("Benefit Street") serves as sub-adviser to the High Yield Bond Fund. Benefit Street is a subsidiary of Franklin Templeton Investments ("Franklin Templeton"). Importantly, Benefit Street operates all of its Investment Committees independently of Franklin Templeton.

BRIGADE CAPITAL MANAGEMENT, LP—Brigade Capital Management, LP ("Brigade") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. Brigade is a Delaware limited partnership and an SEC-registered investment adviser, and Donald E. Morgan III is the managing partner of Brigade.

CARDINAL CAPITAL MANAGEMENT, L.L.C.—Cardinal Capital Management, L.L.C. ("Cardinal") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity Fund. Cardinal is an investment management firm focused on small and mid-cap value equities. As of June 30, 2022, Cardinal manages over $4.0 billion in assets and has specialized in value stocks since the firm's founding in 1995. Cardinal's investment options are designed for institutions and high net worth individuals who value superior long-term, risk-adjusted investment returns.

CAUSEWAY CAPITAL MANAGEMENT LLC—Causeway Capital Management LLC ("Causeway") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. Causeway was founded in 2001 and is a Delaware limited liability company, which is a wholly-owned subsidiary of Causeway Capital Holdings LLC.

CEREDEX VALUE ADVISORS LLC—Ceredex Value Advisors LLC ("Ceredex") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. Ceredex is a Delaware limited liability company and an SEC-registered investment adviser. The firm was established in 2008 after functioning as a value style investment management team of what is now known as Virtus Fund Advisers, LLC. As of June 30, 2022, Ceredex had approximately $7.2 billion in assets under management. Ceredex is a value equity asset management firm that seeks to identify catalysts that may lead to appreciation in undervalued, dividend-paying stocks.

COHO PARTNERS, LTD.—Coho Partners, Ltd. ("Coho") serves as a Sub-Adviser to a portion of the assets of the Large Cap and Large Cap Disciplined Equity Funds. Coho is employee owned.

COLCHESTER GLOBAL INVESTORS LTD—Colchester Global Investors, Ltd ("Colchester") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Colchester is majority employee-owned and is controlled by Ian Sims through his controlling ownership of its voting securities. Colchester is minority owned by Silchester Partners Limited, a private firm ("Silchester"). Silchester is controlled by Stephen Butt through his controlling share ownership.

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC—Columbia Management Investment Advisers, LLC ("Columbia Management") serves as a Sub-Adviser to a portion of the assets of the MARR Commodity Strategy Subsidiary Ltd., a wholly-owned subsidiary of the Multi-Asset Real Return Fund. Columbia Management is located at 290 Congress Street, Boston, MA 02210 and is a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Columbia Management is responsible for the investment management of a portion of the assets of MARR Commodity Strategy Subsidiary Ltd. Columbia Management, in turn, has appointed Threadneedle International Ltd ("Threadneedle"), to act as a sub-adviser. Columbia Management and Threadneedle work together to determine what securities and other investments should be bought or sold. Threadneedle is located at Cannon Place, 78 Cannon Street, London EC4N 6AG, United Kingdom. Threadneedle is a registered investment adviser, an affiliate of Columbia Management, and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle was founded in 1994.

COPELAND CAPITAL MANAGEMENT, LLC—Copeland Capital Management, LLC ("Copeland") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity, Small Cap II and Small/Mid Cap Equity Funds. Copeland was founded in 2005 and is 100% employee owned.

CREDIT SUISSE ASSET MANAGEMENT, LLC—Credit Suisse Asset Management, LLC ("CSAM, LLC") serves as a Sub-Adviser to a portion of the assets of the MARR Commodity Strategy Subsidiary Ltd., a wholly-owned subsidiary of the Multi-Asset Real Return Fund. CSAM, LLC is the New York-based registered investment adviser of Credit Suisse Asset Management ("CSAM"). CSAM is a global asset manager with a focus on Alternative Investments and select Traditional Investments.

CULLEN CAPITAL MANAGEMENT LLC—Cullen Capital Management LLC ("Cullen") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. Cullen is a registered investment adviser with the SEC and is based in New York, NY.

DELAWARE INVESTMENTS FUND ADVISERS, A SERIES OF MACQUARIE ASSET MANAGEMENT BUSINESS TRUST—Delaware Investments Fund Advisers ("DIFA"), a series of Macquarie Asset Management Business Trust ("MAMBT"), serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund.

MAMBT is a subsidiary of Macquarie Management Holdings, Inc. ("MMHI"). MMHI is a subsidiary and subject to the ultimate control of Macquarie Group Limited ("Macquarie"). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie. Other than Macquarie Bank Limited ("MBL"), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of Banking Act of 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie and an affiliate of DIFA. MBL does not guarantee or otherwise provide assurance in respect of the obligations of that entity, unless noted otherwise.

EAM INVESTORS, LLC—EAM Investors, LLC ("EAM Investors"), located at 215 Highway 101, Suite 216, Solana Beach, California, serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small Cap II Funds. EAM Investors was founded as a California Limited Liability Company in 2007. EAM Investors employees own 56% of EAM Investors. Byron C. Roth, through his majority ownership of CR Financial Holdings, Inc. and its wholly owned subsidiary WACO Limited, LLC, indirectly owns a 44% interest in the firm.

EASTERLY INVESTMENT PARTNERS LLC—Easterly Investment Partners LLC ("EIP") serves as a Sub-Adviser to a portion of the assets of the Small Cap II Fund. EIP is a Delaware limited liability company founded in 2019, but with roots dating back to 1982.

FIERA CAPITAL INC. & STONEPINE ASSET MANAGEMENT INC.—Fiera Capital Inc. ("Fiera") serves as a Sub-Adviser to a portion of the assets of the World Select Equity Fund. Fiera is located at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera, a Delaware corporation, is registered as an investment adviser under the Investment Advisers Act of 1940 and is wholly owned by Fiera US Holding Inc., a U.S. holding company which in turn is wholly owned by Fiera Capital Corporation ("FCC"), a publicly traded Canadian investment management firm whose stock is listed on the Toronto Stock Exchange (FSZ: CN). As of June 30, 2022, Fiera had approximately $29.3 billion in assets under management. Fiera is under common control with FCC, which also manages other vehicles/accounts in accordance with an investment strategy that is substantially similar to that of the World Select Equity Fund. Fiera has delegated the investment management of the World Select Equity Fund to a team of investment professionals at StonePine Asset Management Inc. ("StonePine"), located at 1981 McGill College Avenue, Suite 1600, Montreal, QC, Canada H3A 2Y1. StonePine is a specialist global equity manager founded in 2021 that is 100% employee owned and is a registered Investment Adviser with the Securities ExchangeCommission. StonePine is focused exclusively on helping clients achieve their financial goals by investing in what StonePine believes to be high quality companies worldwide. StonePine had approximately CAN$60 billion in assets under management as of January 31, 2022 and is led by Nadim Rizk, a seasoned portfolio manager with over 24 years of experience.

FONDSMÆGLERSELSKABET MAJ INVEST A/S—Fondsmæglerselskabet Maj Invest A/S ("Maj Invest") serves as a Sub-Adviser to a portion of the assets of the World Select Equity Fund. Maj Invest is a public limited company incorporated under the laws of Denmark, with its principal office and place of business in Copenhagen. Maj Invest is a wholly-owned subsidiary of Maj Invest Holding A/S ("Maj Invest Holding") and a part of the Maj Invest group. The Maj Invest group was established in 2005. Management and employees own approximately 94% (including treasury shares) and one outside investor owns approximately 6% of Maj Invest indirectly through Maj Invest Holding. As of June 30, 2022, worldwide, Maj Invest managed $12,191,239,191 in client assets on a discretionary basis and $1,472,102,206 in client assets on a non-discretionary basis. Maj Invest is directly affiliated with Maj Bank A/S, MI (US) GP LLC, Maj Invest Equity A/S, Maj Invest South America S.A., Management Equity Vietnam I ApS, MJIC Consultancy Private Limited and Danish Microfinance Partners Management ApS. The latter six are related to Maj Invest's private equity activity and do not advise any clients with United States investors at present.

FRANKLIN ADVISERS, INC.—Franklin Advisers, Inc. ("FAV") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Real Return Fund. FAV is a California corporation with its principal offices at One Franklin Parkway, San Mateo, California 94403-1906. It is a wholly owned subsidiary of Franklin Resources, Inc. (referred to as "Franklin Templeton"). Franklin Templeton managed approximately $1,379.8 billion in assets worldwide as of June 30, 2022.

FRED ALGER MANAGEMENT, LLC—Fred Alger Management, LLC ("Fred Alger") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. Fred Alger has been in the business of providing investment advisory services since 1964 and as of June 30, 2022 had approximately $25.1 billion in assets under management. Fred Alger converted from a New York corporation to a Delaware limited liability company on October 1, 2019. Fred Alger is directly owned by Alger Group Holdings, LLC ("AGH"), a financial services holding company. AGH and Fred Alger are indirectly controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, Inc., the parent company of AGH.

INCOME RESEARCH & MANAGEMENT—Income Research & Management ("IR+M") serves as a Sub-Adviser to a portion of the assets of the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds. IR+M is a Massachusetts business trust founded in 1987. IR+M was incorporated as Income Research & Management, Inc. from inception through December 2003. In December 2003, Income Research & Management, Inc. merged into IR&M Holdings LLC, and IR&M Holdings LLC merged into IR&M Holdings Business Trust. In January 2004, IR&M Holdings Business Trust changed its name to Income Research & Management. IR+M has been 100% privately owned since its inception in 1987 and remains so today.

INTECH INVESTMENT MANAGEMENT LLC—Intech Investment Management LLC ("Intech") serves as a Sub-Adviser to a portion of the assets of the World Select Equity Fund. Effective March 31, 2022, certain members of Intech's management team acquired 100% of the equity interests of Intech from Janus Henderson Group plc, making Intech a fully independent company. Intech is majority owned by Intech Holdings, LLC, a Delaware limited liability company, which is owned by Intech's employees, its founder and board members. Intech was founded in 1987.

JACKSON CREEK INVESTMENT ADVISORS LLC—Jackson Creek Investment Advisors LLC ("Jackson Creek") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity Fund. Founded in 2020, Jackson Creek is an SEC registered investment adviser and provides investment advice to institutions and high-net-worth investors.

JENNISON ASSOCIATES LLC—Jennison Associates LLC ("Jennison") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income, Long Duration and Long Duration Credit Funds. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969. Jennison, a Delaware limited liability company, is a direct, wholly-owned subsidiary of PGIM, Inc. (formerly Prudential Investment Management, Inc.), which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC (formerly Prudential Asset Management Holding Company LLC), which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.

JOHCM (USA) Inc.—JOHCM (USA) Inc. ("JOHCM") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Emerging Markets Equity Funds. JOHCM, a Delaware corporation, is a wholly owned subsidiary of Pendal Group Limited ("Pendal").

J.P. MORGAN INVESTMENT MANAGEMENT INC.—J.P. Morgan Investment Management Inc. ("JPMIM") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. JPMIM is a registered investment adviser and an indirect, wholly owned subsidiary of JPMorgan Chase & Co ("JPMorgan").

KBI GLOBAL INVESTORS (NORTH AMERICA) LTD—KBI Global Investors (North America) Ltd ("KBIGI (North America)") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. KBIGI (North America) is an Irish domiciled and incorporated company registered as an investment adviser with the SEC and regulated by the Central Bank of Ireland. It is a wholly-owned subsidiary of KBI Global Investors Ltd ("KBIGI Ltd"), an institutional asset manager headquartered in Dublin. Combined, KBIGI Ltd. and KBIGI (North America) have a global client base with mandates in the UK, Europe, North America and Asia.

Established in 1980 as the Investment Management division of Ulster Bank Ltd, KBI Global Investors ("KBIGI"), the collective term for KBI Global Investors Dublin Ltd, and its wholly owned subsidiary, KBIGI (North America), have been managing assets for institutional clients for 41 years-public and corporate pension schemes, sub-advisory investors, foundations and endowments, wealth managers, private banks and investment intermediaries included.

KBIGI operated as Kleinwort Benson Investors until March 2016 and formed part of the BHF Kleinwort Benson Group ("BHFKB"). Listed on the Euronext Stock Exchange, BHFKB was delisted following Oddo & Cie's ("Oddo") acquisition of 100% of the shares of the BHF Kleinwort Benson Group. On May 18, 2016, Amundi Asset Management-the largest asset manager in Europe, and the 10th largest manager in the world-concluded an agreement with Oddo to acquire a majority stake in KBIGI Ltd, with KBIGI employees taking a minority stake. Amundi Asset Management is, in turn, 100% owned by Amundi, which is listed on the French Stock Exchange and has more than €1 trillion in assets. KBIGI Ltd continues to operate autonomously within the Amundi group.

LAZARD ASSET MANAGEMENT LLC—Lazard Asset Management LLC ("Lazard") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

LEEWARD INVESTMENTS, LLC—Leeward Investments, LLC ("Leeward") serves as a Sub-Adviser to a portion of the assets of the Small Cap II Fund. Leeward is a manager-managed limited liability company that is 100% employee-owned.

LEGAL & GENERAL INVESTMENT MANAGEMENT AMERICA INC.—Legal & General Investment Management America Inc. ("LGIM America") serves as a Sub-Adviser to a portion of the assets of the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds. LGIM America, a Delaware corporation, was established in 2006 and is a wholly-owned subsidiary of Legal & General Investment Management United States (Holdings), Inc., a Delaware corporation and subsidiary of Legal & General Investment Management (Holdings) Ltd., a company incorporated under the laws of England and Wales, which in turn is a wholly-owned subsidiary of Legal & General Group PLC, a publicly-traded company in the United Kingdom.

LOS ANGELES CAPITAL MANAGEMENT LLC—Los Angeles Capital Management LLC ("Los Angeles Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small Cap II Funds. Los Angeles Capital is an SEC registered investment adviser. Los Angeles Capital is a California limited liability company, and is wholly-owned through its parent companies by its employees.

LSV ASSET MANAGEMENT—LSV Asset Management ("LSV") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds. The general partners of LSV developed a quantitative value investment philosophy that has been used to manage assets since 1994. LSV is organized as a Delaware general partnership. An affiliate of SIMC owns an interest in LSV.

MACKENZIE INVESTMENTS CORPORATION—Mackenzie Investments Corporation ("Mackenzie") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity and World Select Equity Funds. Mackenzie is an SEC registered investment adviser and a Delaware corporation. Mackenzie was founded in 2012 and provides investment advisory services to various types of clients.

MANULIFE INVESTMENT MANAGEMENT (US) LLC—Manulife Investment Management (US) LLC ("Manulife"), formerly known as Declaration Management & Research LLC, serves as a Sub-Adviser to a portion of the assets of the Opportunistic Income Fund. Manulife is located in Boston, Massachusetts. Manulife, an indirect, wholly-owned subsidiary of Manulife Financial Corporation, was organized in 1968 in the state of Delaware and registered with the SEC on August 4, 1992. Manulife Financial Corporation is a publicly-held corporation that trades under the symbol 'MFC' on the NYSE, TSX and PSE, and under '945' on the SEHK.

MAR VISTA INVESTMENT PARTNERS, LLC—Mar Vista Investment Partners, LLC ("Mar Vista") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. Mar Vista was founded by Silas Myers, CFA, and Brian Massey, CFA, in November 2007. Mar Vista is controlled by Silas Myers and Brian Massey, each an employee of Mar Vista, with Diffractive Managers Group, LLC (f/k/a 1251 Asset Management Platform, LLC) holding a non-controlling, minority ownership stake in the firm. Silas Myers and Brian Massey jointly determine the composition of 83.3% of the Mar Vista Board with Diffractive assigning the remaining. Mar Vista is governed by the Mar Vista Board of Managers.

MARATHON ASSET MANAGEMENT, L.P.—Marathon Asset Management, L.P. ("Marathon") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Marathon was formed in 1998 by Bruce Richards (Chairman and Chief Executive Officer) and Louis Hanover (Chief Investment Officer). In 2003, Marathon became an SEC-registered investment adviser in the U.S. In 2009, Marathon was one of nine managers selected by the U.S. Treasury to manage assets for the Public Private Investment Program ("PPIP"). In June 2016, Marathon was pleased to announce that Blackstone Strategic Capital Holdings Fund, a vehicle managed by Blackstone Alternative Asset Management, acquired a passive, minority interest in Marathon. Marathon maintains autonomy over its business management, operations, and investment processes.

MARTINGALE ASSET MANAGEMENT, L.P.—Martingale Asset Management, L.P. ("Martingale") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Martingale is organized under the laws of the State of Delaware and is an independent, privately held investment adviser principally owned by its employees. Martingale is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

McKINLEY CAPITAL MANAGEMENT, LLC—McKinley Capital Management, LLC ("McKinley Capital") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. McKinley Capital Management, LLC. was founded and registered with the SEC in 1990. McKinley Capital is a privately-owned Delaware limited-liability company. McKinley Capital is a wholly-owned subsidiary of McKinley Management, Inc.

METLIFE INVESTMENT MANAGEMENT, LLC—MetLife Investment Management, LLC ("MIM") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond and Intermediate Duration Credit Funds. MIM, a Delaware limited liability company, was founded and registered with the SEC in 2006. MIM is a subsidiary of MetLife, Inc. ("MetLife"), a publicly listed company (NYSE: MET). There are no 25% or greater shareholders of MetLife.

METROPOLE GESTION SA—Metropole Gestion SA ("Metropole") serves as a Sub-Adviser to a portion of the assets of the World Select Equity Fund. Metropole is a Limited Company, incorporated in France, and is 100% owned by ODDO BHF Asset Management. Metropole is a French independent asset management company approved by the French financial regulator Autorité des marchés financiers ("AMF") under Directive 2009/65/EC Undertakings for Collective Investment in Transferable Securities Directive ("UCITS Directive") and under Directive 2011/61/EU Alternative Investment Fund Managers Directive ("AIFM Directive"). In the United States, Metropole is registered as an investment adviser with the SEC.

METROPOLITAN WEST ASSET MANAGEMENT, LLC—Metropolitan West Asset Management, LLC ("MetWest") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income, Long Duration, Long Duration Credit and Limited Duration Bond Funds. MetWest, founded in 1996, is a wholly-owned subsidiary of The TCW Group, Inc.

NEUBERGER BERMAN INVESTMENT ADVISERS LLC—Neuberger Berman Investment Advisers LLC ("NBIA" and, together with its affiliates, "Neuberger Berman") serves as Sub-Adviser to the Emerging Markets Debt Fund. As of June 30, 2022, NBIA was an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC.

NINETY ONE UK LTD.—Ninety One UK Ltd. serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Ninety One UK Ltd. is a wholly owned subsidiary of Ninety One UK Holdings Ltd, a wholly owned subsidiary of Ninety One Global, a wholly owned subsidiary of Ninety One Plc ("Ninety One"). Ninety One is a dual listed company incorporated under the laws of the United Kingdom. Ninety One UK Ltd. is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is authorized by the UK Financial Conduct Authority. Ninety One is an independent global active asset manager engaged in the business of managing investment portfolios for both institutional and retail investors globally.

POPLAR FOREST CAPITAL LLC—Poplar Forest Capital LLC ("Poplar Forest") serves as a Sub-Adviser to a portion of the assets of the World Select Equity Fund. Poplar Forest is located at 225 South Lake Avenue,

Suite 950, Pasadena, California 91101. Poplar Forest is an SEC-registered investment advisory firm formed in 2007. Poplar Forest provides investment management services to institutions, individuals, high net worth individuals, charitable organizations and other pooled investment vehicles.

RHICON CURRENCY MANAGEMENT PTE LTD—Rhicon Currency Management Pte Ltd ("Rhicon") serves as a Sub-Adviser to a portion of the assets of the World Select Equity Fund. Rhicon is a registered investment adviser based in Singapore. Rhicon was incorporated under the Companies Act of Singapore as a Limited Exempt Private Company on July 18, 2000. Rhicon is principally owned by its founders, Christopher Brandon and Peter Jacobson. Rhicon holds a Capital Markets Services License issued in 2012 by the Monetary Authority of Singapore and is registered as a commodity trading advisor under the United States Commodity Exchange Act. Rhicon is also a member of the United States National Futures Association since February 2008. Rhicon is a technically driven currency focused investment management firm.

ROBECO INSTITUTIONAL ASSET MANAGEMENT US INC.—Robeco Institutional Asset Management US Inc. ("Robeco") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. Robeco has been registered with the US Securities and Exchange Commission as an investment adviser since 1997. Robeco has been registered as a Delaware corporation since 1997. Robeco has a participating affiliate agreement in place with its Rotterdam, the Netherlands based affiliate, Robeco Institutional Asset Management BV for it to provide asset management services on behalf of Robeco in the US through its portfolio managers.

RWC ASSET ADVISORS (US) LLC—RWC Asset Advisors (US) LLC ("RWC") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. RWC is a limited liability company formed under the laws of the State of Delaware in 2012. RWC is a wholly-owned subsidiary of RWC Partners Limited, a private limited company incorporated in England and Wales under no. 03517631.

SOMPO ASSET MANAGEMENT CO., LTD.—Sompo Asset Management Co., Ltd. ("Sompo AM") serves as a Sub-Adviser to a portion of the assets of the World Select Equity Fund. Founded in 1986, Sompo AM is an established value strategy manager and a subsidiary of Sompo Holdings, Inc., one of the three largest non-life insurance groups in Japan. As of June 30, 2022, Sompo AM managed $33.3 billion (including advisory) of assets for clients (including the parent company), of which Japanese equity strategies account for approximately $8.4 billion. Sompo AM has 181 employees, including 58 investment professionals. Sompo AM's primary businesses are to provide investment advisory & discretionary asset management for both domestic and overseas institutions, as well as to provide varied investment trust products (mutual funds) for domestic investors.

SSGA FUNDS MANAGEMENT, INC.—SSGA Funds Management, Inc. ("SSGA FM") serves as a Sub-Adviser to a portion of the assets of the Large Cap Index, S&P 500 Index, Extended Market Index and Dynamic Asset Allocation Funds. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation ("State Street"), a publicly held financial holding company. SSGA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSGA"), the investment management arm of State Street.

STONE HARBOR INVESTMENT PARTNERS, A DIVISION OF VIRTUS FIXED INCOME ADVISERS, LLC—Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC ("VFIA") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. VFIA is a wholly owned subsidiary of Virtus Partners, Inc., which is wholly owned by Virtus Investment Partners ("Virtus"), a publicly traded company (NASDAQ: VRTS).

TOWLE & CO—Towle & Co ("Towle") serves as a Sub-Adviser to a portion of the assets of the World Select Equity Fund. Formed in 1981, Towle is an independent, privately owned asset manager registered with the SEC under the Investment Advisers Act of 1940 ("Advisers Act"). Towle executes a fundamental, investment discipline that emphasizes the purchase of companies believed to be substantially undervalued relative to their private market worth and normalized earnings power. Towle's bottom-up selection process strives to identify and invest in out-of-favor companies with significant appreciation potential over the long-term. Paramount to this endeavor is a contrarian and independent viewpoint. No attempt is made to manage against the composition of a benchmark. While Towle's deep value approach may include large capitalization stocks, the search for absolute value usually leads to equities with smaller market capitalizations.

T. ROWE PRICE ASSOCIATES, INC.—T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc. ("T. Rowe Price Group"), a publicly-traded financial services holding company, has been managing assets since 1937. As of June 30, 2022, T. Rowe Price and its affiliates had approximately $1.31 trillion in assets under management.

WCM INVESTMENT MANAGEMENT, LLC—WCM Investment Management, LLC ("WCM"), located at 281 Brooks Street, Laguna Beach, CA 92651, serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. WCM is an independent asset management firm and was founded in 1976.

WELLINGTON MANAGEMENT COMPANY LLP—Wellington Management Company LLP ("Wellington Management"), a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to a portion of the assets of the Opportunistic Income and Ultra Short Duration Bond Funds. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

WESTERN ASSET MANAGEMENT COMPANY, LLC—Western Asset Management Company, LLC ("Western Asset") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western Asset operates as a group of coordinated sister companies located in various jurisdictions, and the Firm is headquartered in Pasadena, California. Each Western Asset entity ultimately is a wholly-owned subsidiary of Franklin Resources, Inc. [NYSE: BEN], a global investment management organization with subsidiaries operating as Franklin Templeton in over 165 countries. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED—Western Asset Management Company Limited ("Western Asset Limited") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western Asset operates as a group of coordinated sister companies located in various jurisdictions, and the Firm is headquartered in Pasadena, California. Each Western Asset entity ultimately is a wholly-owned subsidiary of Franklin Resources, Inc. [NYSE: BEN], a global investment management organization with subsidiaries operating as Franklin Templeton in over 165 countries.

Portfolio Management.

SIMC

Compensation. SIMC compensates each portfolio manager for his or her management of the Funds. Each portfolio manager's compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows.

Portfolio manager compensation is a combination of both Fund performance and SEI Investments Company ("SEI") performance. A majority of each portfolio manager's compensation is determined by the performance of the Funds for which the portfolio manager is responsible for over both a short-term and long-term time horizon. A final factor is a discretionary component, which is based upon a qualitative review of the portfolio managers and their team.

With respect to the bonus, twenty percent of each portfolio manager's compensation is tied to the corporate performance of SEI (SIMC's ultimate parent company), as measured by the earnings per share earned for a particular year. This percentage is set at the discretion of SEI and not SIMC.

The remaining percentage is based upon each Fund's performance (pre-tax) versus its respective benchmark over a one and three year period.

Ownership of Fund Shares. As of May 31, 2022, the portfolio managers beneficially owned shares of the Funds they manage (which may be through their 401(k) plans), as follows:

Portfolio Manager	Dollar Range of Fund Shares
David S. Aniloff, CFA	None
James Smigiel	None
Sean P. Simko	None
Timothy J. Sauermelch, CFA	None
Eugene Barbaneagra, CFA	None
James Solloway, CFA	None
Richard A. Bamford	None
Rich Carr, CFA	None
John Lau	None
Stephen C. Dolce, CFA	None
Michael Schafer	None
Steven Treftz, CFA	None
David L. Hintz, CFA	None
Hardeep Khangura, CFA	None
Dante D'Orazio	None
Jason Collins	None
Anthony Karaminas, CFA	None
Philip Terrenzio, CFA	None
Nilay Shah	None

Other Accounts. As of May 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David S. Aniloff, CFA	1	$1,422.53	3	$1,338.02	0	$0
James Smigiel	6	$5,410.67	43	$5,635.03	39	$12,214.91
Sean P. Simko	1	$288.45	1	$125.04	6	$3,308.02
Timothy J. Sauermelch, CFA	1	$288.45	0	$0	6	$3,308.02
Eugene Barbaneagra, CFA	10	$12,105.37	3	$1,288.68	12	$602.46
James Solloway, CFA	0	$742.05	0	$0	0	$0
Richard A. Bamford	21	$23,761.40	2	$363.82	0	$0
Rich Carr, CFA	1	$3,925.66	0	$0	0	$0
John Lau	1	$1,537.17	4	$1,057.18	0	$0
Stephen C. Dolce, CFA	13	$13,557.13	6	$1,914.89	0	$0
Michael Schafer	1	$1,422.52	3	$1,338.02	0	$0
Steven Treftz, CFA	5	$5,410.67	2	$761.56	0	$0
David L. Hintz, CFA	14	$14,346.62	3	$1,232.15	0	$0
Hardeep Khangura, CFA	1	$1,281.74	7	$2,930.67	0	$0
Dante D'Orazio	4	$3,155.01	2	$1,898.24	0	$0
Jason Collins	0	$0	8	$2,565.86	0	$0
Anthony Karaminas, CFA	6	$13,447.21	0	$0	0	$0
Philip Terrenzio, CFA	0	$0	0	$0	0	$0
Nilay Shah	0	$0	0	$0	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest.  The portfolio managers' management of registered investment companies other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the Funds' investments. The other accounts might have similar investment objectives as the Funds.

While the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that are reasonably designed to manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Funds. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Funds. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Funds. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Funds, such an approach might not be suitable for the Funds given their investment objectives and related restrictions.

Acadian

Compensation. SIMC pays Acadian a fee based on the assets under management of the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Acadian and SIMC. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended June 30, 2022.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in our equity strategies is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability. This helps to ensure an "even playing field" as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

Ownership of Fund Shares. As of June 30, 2022, Acadian's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds.

Other Accounts. As of June 30, 2022, in addition to the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds, Acadian's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Brendan O. Bradley	11	$5,419	72		$22,300	178		$48,335
	0	$0	18	*	$2,386	21	*	$8,388
Ryan Taliaferro	11	$5,419	72		$22,300	178		$48,335
	0	$0	18	*	$2,386	21	*	$8,388
Mark Birmingham	11	$5,419	72		$22,300	178		$48,335
	0	$0	18	*	$2,386	21	*	$8,388

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 17 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. Not reflected: 12 accounts representing $774 million in model advisory contracts where Acadian does not have trading authority.

Acadian has been appointed as adviser or sub-adviser to numerous public and private funds domiciled in the U.S. and abroad. Acadian is not an investment company and does not directly offer mutual funds. The asset data shown under "Registered Investment Companies" reflects Advisory and sub-advisory relationships with U.S. registered investment companies offering funds to retail investors. The asset data shown under "Other Pooled Investment Vehicles" reflects a combination of; 1) Delaware-based private funds where Acadian has been appointed adviser or sub-adviser and 2) Non-U.S.-based funds where Acadian has been appointed adviser or sub-adviser.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds, which may have different investment guidelines and objectives. In addition to the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds and the other accounts. The other accounts may have similar investment objectives or strategies as the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds, may track the same benchmarks or indexes as the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds track and may sell securities that are eligible to be held, sold or purchased by the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Large Cap, Large Cap Disciplined Equity, Global Managed Volatility, World Equity Ex-US and Screened World Equity Ex-US Funds.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

AllianceBernstein

Compensation. Compensation for our investment professionals, including portfolio managers, analysts, and traders, is designed to align with AllianceBernstein's mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.

Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional's annual incentive compensation is normally paid through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. AllianceBersintein believes this helps the investment professionals focus appropriately on long-term client objectives and results.

Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the managed strategy's primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. AllianceBernstein also assess the risk pattern of performance, both absolute and relative to peers.

The qualitative component of compensation for portfolio managers incorporates the manager's broader contributions to overall investment processes and client success. Because AllianceBernstein deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual's role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.

Other aspects of qualitative objectives for the portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers' compensation include complexity of investment strategies managed.

At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers. Compensation for research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst's research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst's willingness to collaborate and contribute to the overall intellectual capital of the firm.

Like the portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in the ESIGHT platform.

Traders are critically important to generating results in client accounts. As such, compensation for traders is highly competitive and heavily incentive-based. Portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading. We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for clients.

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. AllianceBernstein has designed the compensation program to attract and retain the highest-caliber employees while aligning with the firm's deeply held values of responsibility and stewardship. AllianceBernstein incorporates multiple sources of industry benchmarking data to ensure compensation is highly competitive and fully reflects each individual's contributions in achieving client objectives.

Contributions under AllianceBernstein's Profit Sharing/401(k) Plan. The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Fund Shares. As of June 30, 2022, AllianceBernstein's portfolio managers did not beneficially own any shares of the World Equity Ex-US or Multi-Asset Real Return Funds.

Other Accounts.  As of June 30, 2022, in addition to the World Equity Ex-US and Multi-Asset Real Return Funds, AllianceBernstein's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Mike Canter, PhD	26	$9,336	32		$3,053	64		$8,635
	0	$0	0		$0	3	*	$669
Janaki Rao	26	$9,336	32		$3,053	64		$8,635
	0	$0	0		$0	3	*	$669
Avi Lavi	13	$991	33		$3,267	43		$50,452
	0	$0	7	*	$2,202	1	*	$354
Tawhid Ali	13	$991	34		$2,926	26		$7,071
	0	$0	0		$0	1	*	$354

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of

Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein's policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

ACM II

Compensation. SIMC pays ACM II a fee based on the assets under management of the Opportunistic Income and High Yield Bond Funds as set forth in an investment sub-advisory agreement between ACM II and SIMC. ACM II pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Opportunistic Income and High Yield Bond Funds. The following information relates to the period ended June 30, 2022.

Similar to certain other stockholders of Ares Corp, Mr. Brufsky receives dividends that are distributed quarterly. Mr. Duko's, Mr. Mathewson's, Ms. Milner's and Mr. Singh's performance is reviewed by Mr. Brufsky and other members of management, and their compensation, as well as that of other investment professionals, is determined pursuant to an annual review and is based on business and fund performance in addition to individual contributions.

Generally, compensation is determined by ACM II's executive leadership, with recommendations made by the head of each applicable business unit. Investment professionals receive a base salary and are eligible for a discretionary year-end bonus based on performance. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of our publicly traded parent, Ares Corp which vests over time and is intended as a retention mechanism for portfolio managers, investment professionals and other senior professionals of the firm.

Additionally, and where applicable, portfolio managers and senior investment professionals as well as other senior professionals are awarded direct carried interest and/or profit participations with respect to funds in which they are involved and may also receive similar incentive awards relating to the funds in the firm's other investment groups. This both aligns the compensation of key employees with investment performance and rewards the collaboration of senior professionals across business platforms.

Professionals receive year-end annual reviews. For the research team, this will focus primarily on security analysis and communication, including the quality and number of investment recommendations made, the efficacy and accuracy of investment monitoring, and the contributions made to the strategy and relative value assessments prepared internally. In addition to the annual review, we also conduct mid-year performance reviews that are less formal and serve to evaluate progress against goals and specific action steps identified in the annual assessment.

For more detail on Ares' compensation philosophy and its elements of compensation, please refer to the "Compensation Discussion and Analysis" section of the firm's annual proxy as filed with the SEC, which also includes specific details on compensation for the firm's Named Executive Officers.

https://www.ares-ir.com/sec-filings/

Ownership of Fund Shares. As of June 30, 2022, ACM II's portfolio managers did not beneficially own any shares of the Opportunistic Income or High Yield Bond Funds.

Other Accounts. As of June 30, 2022, in addition to the Opportunistic Income and High Yield Bond Funds, ACM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ares Capital Management II LLC Team (Seth Brufsky, Jason Duko, Chris Mathewson, Samantha Milner and Kapil Singh)	5	$2,786	6	$850	73	$32,761

†  ACM II utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

*  These accounts include 51 accounts, mostly comprised of collateralized loan obligation structures, subject to a performance-based advisory fee. As of June 30, 2022, the total assets in such accounts was $24,342 million.

Conflicts of Interest. The management of other accounts by the ACM II's portfolio managers may give rise to potential conflicts of interest in connection with their management of the Opportunistic Income or High Yield Bond Fund's investments, on the one hand, and the investments of the other accounts, on the other. Other accounts advised by the Sub-Adviser might have similar investment objectives as the Opportunistic Income or High Yield Bond Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Opportunistic Income or High Yield Bond Funds. ACM II does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, ACM II believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of ACM II's portfolio managers' day-to-day management of the Opportunistic Income and High Yield Bond Funds. Because of their positions with the Opportunistic Income and High Yield Bond Funds, the portfolio managers know the size, timing and possible market impact of the Opportunistic Income and High Yield Bond Fund trades. It is possible that ACM II's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Opportunistic Income or High Yield Bond Funds. However, ACM II has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of ACM II's portfolio managers' management of the Opportunistic Income and High Yield Bond Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Opportunistic Income or High Yield Bond Funds. This conflict of interest may be exacerbated to the extent that ACM II or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (many of which receive a base and incentive fee) than from the Opportunistic Income or High Yield Bond Funds. Notwithstanding this potential conflict of interest, it is ACM II's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, ACM II has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while ACM II's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Opportunistic Income or High Yield Bond Funds, such securities might not be suitable for the Opportunistic Income or High Yield Bond Funds given their investment objectives and related restrictions.

By reason of the various activities of the Sub-Adviser and its affiliates, the Sub-Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain investments that might otherwise have been sold at the time.

It is likely that the other advised funds may make investments in the same or similar securities at different times and on different terms than the Opportunistic Income or High Yield Bond Funds. The Opportunistic Income and High Yield Bond Funds and the other advised funds may make investments at different levels of a borrower's capital structure or otherwise in different classes of a borrower's securities, to the extent permitted by applicable law. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Opportunistic Income or High Yield Bond Funds may benefit the other advised funds. For example, the sale of a long position or establishment of a short position by the Opportunistic Income or High Yield Bond Funds may impair the price of the same security sold short by (and therefore benefit) one or more advised funds, and the purchase of a security or covering of a short position in a security by the Opportunistic Income or High Yield Bond Funds may increase the price of the same security held by (and therefore benefit) one or more advised funds.

Applicable law, including the 1940 Act, may at times prevent the Opportunistic Income or High Yield Bond Funds from being able to participate in investments that they otherwise would participate in, and may require the Opportunistic Income or High Yield Bond Funds to dispose of investments at a time when they otherwise would not dispose of such investment, in each case, in order to comply with applicable law.

ACM II has adopted a Code of Ethics (the "Code") that sets forth standards of business and fiduciary conduct. The Code is reasonably designed to minimize actual or potential conflicts of interest between ACM II and its clients and prevent violation of federal securities laws.

Allspring Investments

Compensation. SIMC pays Allspring Investments a fee based on the assets under management of the U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US and Core Fixed Income Funds as set forth in an investment sub-advisory agreement between Allspring Investments and SIMC. Allspring Investments pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US and Core Fixed Income Funds. The following information relates to the period ended June 30, 2022.

The compensation structure for Allspring Investment's portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority and a portfolio manager's team size, scope and assets under management when determining his/her fixed base salary. In addition, portfolio managers, who meet the eligibility requirements, may participate in Wells Fargo's 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investment's investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5-year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Average Annual Total Returns" table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Ownership of Fund Shares. As of June 30, 2022, Allspring Investment's portfolio managers did not beneficially own any shares of the U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, and Core Fixed Income Funds.

Other Accounts. As of June 30, 2022, in addition to the U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US and Core Fixed Income Funds, Allspring Investment's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Maulik Bhansali, CFA	8	$17,373.23	5		$2,725.18	30		$14,953.77
	0	$0	1	*	$36.48	2	*	$651.551
Jarad Vasquez	8	$17,373.23	5		$2,725.18	30		$14,953.77
	0	$0	1	*	$36.48	2	*	$651.551
Dale Winner, CFA**	3	$947.88	0		$0	2		$69.95
Venkateshwar (Venk) Lal**	3	$947.88	0		$0	2		$69.95
Harindra de Silva, Ph.D.	14	$3,545.7	17		$867.45	14		$3,002.08
	0	$0	3	*	$98.08	1	*	$20.49
David Krider	5	$1,131.67	10		$607.96	4		$791
	0	$0	3	*	$98.08	1	*	$20.49
Ryan Brown**	6	$1,131.67	4		$181.22	6		$2,119.96

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Allspring Investment's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

ArrowMark

Compensation. SIMC pays ArrowMark a fee based on the assets under management of the Small Cap II and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between ArrowMark and SIMC. ArrowMark pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap II and Small/Mid Cap Equity Funds. The following information relates to the period ended June 30, 2022.

ArrowMark's portfolio managers are paid an annual base salary plus bonus for serving clients across all of their related strategies. Bonus compensation is aligned with the success of client portfolios. Portfolio manager compensation is tied to a rolling three year measurement against both peers and the relative strategy benchmark.

Ownership of Fund Shares. As of June 30, 2022, ArrowMark's portfolio managers did not beneficially own any shares of the Small Cap II or Small/Mid Cap Equity Funds.

Other Accounts. As of June 30, 2022, in addition to the Small Cap II and Small/Mid Cap Equity Funds, ArrowMark's portfolio managers were responsible for the day-to-day co-management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Chad Meade	5		$9,709.4	0	$0	28		$2,155.1
	2	*	$4,706.1	0	$0	2	*	$136.2
Brian Schaub	5		$9,709.4	0	$0	28		$2,155.1
	2	*	$4,706.1	0	$0	2	*	$136.2

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  Arrowmark utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Small Cap II and Small/Mid Cap Equity Funds, which may have different investment guidelines and objectives. In addition to the Small Cap II and Small/Mid Cap Equity Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Small Cap II and Small/Mid Cap Equity Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Small Cap II and Small/Mid Cap Equity Funds and the other accounts. The other accounts may have similar investment objectives or strategies as the Small Cap II and Small/Mid Cap Equity Funds, may track the same benchmarks or indexes as the Small Cap II and Small/Mid Cap Equity Funds tracks and may sell securities that are eligible to be held, sold or purchased by the Small Cap II and Small/Mid Cap Equity Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Small Cap II and Small/Mid Cap Equity Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Small Cap II and Small/Mid Cap Equity Funds. To address and manage these potential conflicts of interest, ArrowMark has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

AS Trigon

Compensation. SIMC pays AS Trigon a fee based on the assets under management of the World Select Equity Fund as set forth in an investment sub-advisory agreement between AS Trigon and SIMC. AS Trigon pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Select Equity Fund. The following information relates to the period ended June 30, 2022.

Each portfolio manager has an incentive scheme directly linked to fees generated by the product(s) managed by that portfolio manager. If product(s) generate fee income above the given threshold, the portfolio manager is eligible for a percentage of that extra income. Payments from the bonus pool are spread over three years. The incentivization system for the investment personnel does not differentiate between clients.

Ownership of Fund Shares. As of June 30, 2022, AS Trigon's portfolio manager did not beneficially own any shares of the World Select Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the World Select Equity Fund, AS Trigon's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mehis Raud	3	$229.53	0	$0	1	$205.45

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the World Select Equity Fund, which may have different investment guidelines and objectives. In addition to the World Select Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of AS Trigon's management of the World Select Equity Fund and other accounts, which, in theory, may allow AS Trigon to allocate investment opportunities in a way that favors other accounts over the World Select Equity Fund. This conflict of interest may be exacerbated to the extent that AS Trigon or the portfolio manager receives, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the World Select Equity Fund. AS Trigon (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the World Select Equity Fund. To the extent a particular investment is suitable for both the World Select Equity Fund and the other accounts, such investments will be allocated between the World Select Equity Fund and the other accounts in a manner that AS Trigon determines is fair and equitable under the circumstances to all clients, including the World Select Equity Fund.

Potential conflicts of interest could arise from the portfolio manager's incentive to take risks that are beyond the client's risk tolerance or from improper valuation. These risks are managed by a segregation of duties: the risk taking function is segregated from the risk controlling and valuation function. Additionally, the legal and compliance function is segregated from the business-side and risk taking functions.

Potential conflicts of interest arising from remuneration schemes are mitigated by proper incentivization practices of the staff members. The incentivization system for staff members does not differentiate between clients. Additionally, outside activities and interests of staff members are monitored by regular economic interest checks. Full disclosure is requested from staff members in staff members' economic declarations.

To address and manage these potential conflicts of interest, AS Trigon has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Axiom

Compensation. SIMC pays Axiom a fee based on the assets under management of the Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between Axiom and SIMC. Axiom pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period ended June 30, 2022.

Axiom is 100% employee owned with equity partnership distributed among 24 key individuals at the firm. All 10 portfolio managers at Axiom are equity partners. Andrew Jacobson, Chief Investment Officer and Portfolio Manager is the majority shareholder and will remain in that capacity.

Axiom offers a comprehensive benefit package and profit-sharing plan with the added incentive of firm ownership. The ability to attain equity ownership is a key determinant in the stability of its investment team. All of Axiom's employees receive a base salary. In addition, employees are eligible to participate in a profit sharing pool. Participation in that pool is a function of overall firm performance as well as individual contribution to that performance. Individual contribution is measured through a combination of short-term and long-term factors. Long-term factors include tenure, position and scope of responsibilities. Short-term factors include recent success meeting relevant operating targets, whether they are investment performance, trade execution metrics or administrative.

Portfolio Managers' performance is viewed in the context of the entire strategy they are responsible for managing, not any one particular account. Given the variability in tax situations of Axiom's underlying clients, Axiom typically views performance on a pre-tax basis when making strategy wide assessments. Additionally, Axiom takes into consideration the performance of its strategies relative to specific benchmarks, in the case of small cap growth, the Russell 2000 Growth Index.

Ownership of Fund Shares. As of June 30, 2022, Axiom's portfolio managers did not beneficially own any shares of the Small Cap or Small/Mid Cap Equity Funds.

Other Accounts. As of June 30, 2022, in addition to the Small Cap and Small/Mid Cap Equity Funds, Axiom's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
David Kim, CFA	0	$0	8		$486.27	†	3	$167.23
	0	$0	2	*	$108.42		0	$0
Matthew Franco, CFA	0	$0	8		$691.16	†	8	$500.3
	0	$0	2	*	$108.42		0	$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  These accounts include assets under advisement consisting of 1 model portfolio with approximately $75.95 MM USD as of 6/30/22.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Small Cap and Small/Mid Cap Equity Funds, which may have different investment guidelines and objectives. In addition to the Small Cap and Small/Mid Cap Equity Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Small Cap and Small/Mid Cap Equity Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Small Cap and Small/Mid Cap Equity Funds and the other accounts. The other accounts may have similar investment objectives or strategies as the Small Cap and Small/Mid Cap Equity Funds, may track the same benchmarks or indexes as the Small Cap and Small/Mid Cap Equity Funds track and may sell securities that are eligible to be held, sold or purchased by the Small Cap and Small/Mid Cap Equity Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Small Cap and Small/Mid Cap Equity Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Small Cap and Small/Mid Cap Equity Funds. To address and manage these potential conflicts of interest, Axiom has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Benefit Street

Compensation. SIMC pays Benefit Street a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between Benefit Street and SIMC. Benefit Street pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended June 30, 2022.

Benefit Street maintains competitive compensation policies that are in line with industry standards for similarly-sized credit funds. The portfolio managers of the High Yield Bond Fund are compensated with a base salary and performance related bonus based on both the individual's performance and the High Yield Bond Fund's performance. While certain indexes may be considered when considering a portfolio manager's compensation, specific benchmarks or periods of time are not necessarily used to calculate a portfolio manager's compensation.

Other factors considered when determining a portfolio manager's compensation include, without limitation, contribution to business results and overall business strategy, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, and management and supervisory responsibilities. In addition, the portfolio managers may, directly or indirectly, have capital invested in and/or interests in carried interest or similar performance-based fees collected by the general partners, managing members, special limited partners (or equivalent of any of the foregoing) or the investment adviser of Benefit Street-sponsored credit funds.

Ownership of Fund Shares. As of June 30, 2022, Benefit Street's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of June 30, 2022, in addition to the High Yield Bond Fund, Benefit Street's portfolio managers were responsible for day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Thomas Gahan	1	$430.70	52		$36,769.29	18		$3,662.47
	0	$0	45	*	$36,077.84	17	*	$3,638.28
Michael Paasche	1	$430.7	48		$28,398.52	18		$3,662.47
	0	$0	41	*	$27,707.07	17	*	$3,638.28
Paul Karpers	1	$430.7	7		$691.46	0		$0
	0	$0	0		$0	0		$0

†  Benefit Street utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Benefit Street's individual portfolio managers may manage multiple client accounts. These other accounts may include separate accounts, pooled investment vehicles, other registered investment companies or offshore funds. Each client account may pursue investment opportunities similar to those pursued by another client account or by client accounts of Benefit Street's affiliates. The allocation of investment opportunities will be determined by Benefit Street and its affiliates in their good faith judgment and in accordance with, among other things, Benefit Street's policies and procedures regarding allocating investment opportunities, individual account investment guidelines, and the organizational documents or advisory agreements of the relevant client accounts. Allocation decisions can raise conflicts, for example, if the client accounts have different fee structures. Furthermore, Benefit Street, its affiliates, certain of its principals and employees, and their relatives may invest in and alongside client accounts, either through a general partner of a client account, as direct investors in a client account or otherwise, and may therefore participate indirectly in investments made by the client accounts in which they invest. Such interests will vary account by account and may create an incentive to allocate particularly attractive investment opportunities to the client accounts in which such personnel hold a greater interest.

Subject to applicable investment objectives, guidelines and governing documents of the client accounts, Benefit Street and its affiliates generally allocate investment opportunities on a pro-rata basis among eligible client accounts based upon the current available capital of each such investment vehicle. In addition, certain investment opportunities are allocated on a non-pro rata basis using certain factors such as risk factors and/or diversification, client account investment restrictions, currency or other exposures, current portfolio composition (including current cash available), whether the client account has an existing investment in the portfolio company, as well as the client account's phase in its life cycle (for example, certain opportunities may be over-allocated or under-allocated to a client account during the beginning or the end of its investment cycle).

From time to time, Benefit Street may also determine to refer the allocation of certain investment opportunities to Benefit Street's Allocation Committee (the "Allocation Committee"). The Allocation Committee makes recommendations as to the allocation of investment and disposition opportunities among client accounts, with the intention of fostering fair and equitable allocation over time. The Allocation Committee consists of senior officers of appropriate departments of Benefit Street.

Benefit Street, its affiliates, and officers, principals or employees of Benefit Street and its affiliates may buy or sell securities or other instruments that Benefit Street has recommended to client accounts, including the High Yield Bond Fund. In addition, such officers, principals or employees may buy securities in transactions offered to but rejected by clients. Such transactions are subject to the policies and procedures set forth in Benefit Street's Code of Ethics. Benefit Street, its affiliates, and their employees are prohibited from "front running" (i.e., purchasing a security for a personal account while knowing that a client account is about to purchase the same security, and then selling the security at a profit upon the rise in the market price following the purchase by the client account). They are similarly prohibited from engaging in short selling when they have access to confidential information that a client account is about to sell a particular security. In addition, they are prohibited from "intermarket front running" (e.g., trading in an option for a personal account when a client account is trading in the underlying security and vice versa). Nevertheless, if Benefit Street, its affiliates, and their employees have made large capital investments in or alongside client accounts, such persons may have conflicting interests from such client accounts with respect to these investments (for example, with respect to the availability and timing of liquidity).

Certain client accounts of Benefit Street and its affiliates may invest in bank debt and securities of companies in which other client accounts hold securities, including equity securities, including a controlling position. In the event that such investments are made by a client account, the interests of such client account may be in conflict with the interests of other client accounts of Benefit Street or its affiliates, particularly in circumstances where the underlying company is facing financial distress. The involvement of client accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors. In certain circumstances, client accounts of Benefit Street or its affiliates may be prohibited from exercising voting or other rights, and may be subject to claims by other creditors with respect to the subordination of their interest. If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the client accounts may or may not provide such additional capital, and if provided each client account will supply such additional capital in such amounts, if any, as determined by Benefit Street or its affiliates. Benefit Street and its affiliates may seek to address these conflicts by adopting policies and procedures designed to ensure that the team managing the investments make independent decisions through the enforcement of information barriers and similar procedures.

A portfolio manager may also face other potential conflicts of interest in managing the High Yield Bond Fund, and the description above is not a complete description of every conflict of interest that could arise in managing both the High Yield Bond Fund and other accounts listed above.

Brigade

Compensation. SIMC pays Brigade a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between Brigade and SIMC. Brigade pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the High Yield Bond Fund. Brigade's compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended June 30, 2022.

Brigade's compensation of Donald E. Morgan, III, managing partner and portfolio manager, and Douglas C. Pardon, co-portfolio manager, includes a fixed monthly payment and incentive components. It is expected that Mr. Morgan and Mr. Pardon will receive an incentive payment based from other client accounts. It is expected that the incentive compensation component with respect to all portfolios managed by Mr. Morgan and Mr. Pardon can, and typically will, represent a significant portion of Mr. Morgan's and Mr. Pardon's respective overall compensation and can vary significantly from year to year.

Ownership of Fund Shares. As of June 30, 2022, Brigade's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of June 30, 2022, in addition to the High Yield Bond Fund, Brigade's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Donald E. Morgan III	4	$1,006.5	67		$16,988.2	46		$9,760.1
	0	$0	18	*	$2,775.3	13	*	$2,337.3
Douglas C. Pardon	4	$1,006.5	10		$4,050	25		$6,443.2
	0	$0	0		$0	4	*	$1,363.9

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio managers being responsible for multiple accounts, including the High Yield Bond Fund, which may have different investment guidelines and objectives. In addition to the High Yield Bond Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts.

In particular, this conflict of interest may arise as a result of Brigade's management of the High Yield Bond Fund and other accounts, which, in theory, may allow Brigade to allocate investment opportunities in a way that favors other accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that Brigade or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the High Yield Bond Fund.

Brigade (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the High Yield Bond Fund. To the extent a particular investment is suitable for both the High Yield Bond Fund and the other accounts, such investments will be allocated between the High Yield Bond Fund and the other accounts in a manner that Brigade determines is fair and equitable under the circumstances to all clients, including the High Yield Bond Fund.

To address and manage these potential conflicts of interest, Brigade has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Cardinal

Compensation. SIMC pays Cardinal a fee based on the assets under management of the Small/Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Cardinal and SIMC. Cardinal pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity Fund. The following information relates to the period ended June 30, 2022.

Ownership of Fund Shares. As of June 30, 2022, Cardinal's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the Small/Mid Cap Equity Fund, Cardinal's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Eugene Fox III, Robert B. Kirkpatrick, CFA, Rachel D. Matthews, Robert Fields	6		$1,330.3	4	$360.4	40	$2,173.8
	1	*	$432.7	0	$0	0	$0

†  Cardinal utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Small/Mid Cap Equity Fund, which may have different investment guidelines and objectives. In addition to the Small/Mid Cap Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Small/Mid Cap Equity Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Small/Mid Cap Equity Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Small/Mid Cap Equity Fund, may track the same benchmarks or indices as the Small/Mid Cap Equity Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Small/Mid Cap Equity Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Small/Mid Cap Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Small/Mid Cap Equity Fund. To address and manage these potential conflicts of interest, Cardinal has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Causeway

Compensation. SIMC pays Causeway a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between Causeway and SIMC. Causeway pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2022.

Arjun Jayaraman, Ph.D., CFA, MacDuff Kuhnert, CFA, Joe Gubler, CFA, and Ryan Myers are portfolio managers of the Emerging Markets Equity Fund and receive salaries, incentive compensations (including potential cash, awards of growth units, or awards of equity units) and distributions of the parent holding company's net profit based on their minority ownership interests.

Incentive compensation is paid in the discretion of the firm's Compensation Committee, comprised of the firm's chief executive officer, president, and chief operating officer, which weighs a variety of objective and subjective factors. Portfolios are team-managed: no specific formula is used, and incentive compensation is not based on the specific performance of the Emerging Markets Equity Fund or any other single client account managed by Causeway, but takes into account the performance of the individual portfolio manager, the relevant team, and Causeway's overall performance and financial results. The following factors are among those considered in determining incentive compensation for Dr. Jayaraman and Messrs. Kuhnert, Gubler and Myers: individual research contribution, portfolio management and team management contribution, group research contribution, client service and recruiting contributions, and other contributions to client satisfaction and firm development.

Ownership of Fund Shares. As of June 30, 2022, Causeway's portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the Emerging Markets Equity Fund, Causeway's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Arjun Jayaraman, Ph.D., CFA	6	$2.94	7	$0.527	16		$3.20
	0	$0	0	$0	1	*	$0.560
MacDuff Kuhnert, CFA	6	$2.94	7	$0.527	17		$3.20
	0	$0	0	$0	1	*	$0.560
Joe Gubler, CFA	7	$2.95	7	$0.527	12		$3.20
	0	$0	0	$0	1	*	$0.560
Ryan Myers	6	$2.94	7	$0.527	11		$3.20
	0	$0	0	$0	1	*	$0.560

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  Causeway uses a team-based approach to portfolio management, and the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. The Causeway portfolio managers who manage the Emerging Markets Equity Fund also manage their own personal accounts and accounts for other clients, including corporations, pension plans, sovereign wealth funds, superannuation funds, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts and funds, wrap fee programs and other institutions (collectively, "Causeway Other Accounts").

In managing certain of the Causeway Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Emerging Markets Equity Fund, subject to certain variations in investment restrictions. The portfolio managers recommend securities to the Causeway Other Accounts that they purchase and sell for the Emerging Markets Equity Fund.

The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given to the Causeway Other Accounts with similar investment strategies. Certain Causeway Other Accounts pay higher management fee rates than the Emerging Markets Equity Fund or pay performance-based fees to Causeway. Causeway is the investment adviser and sponsor of a mutual fund family (the "Causeway Mutual Funds"). All of the portfolio managers have personal investments in one or more of the Causeway Mutual Funds. Dr. Jayaraman and Messrs. Kuhnert, Gubler and Myers have minority interests in Causeway's equity.

Actual or potential conflicts of interest may arise from the Emerging Markets Equity Fund's portfolio managers' management responsibilities with respect to the Causeway Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts, and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including initial public offerings) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics, which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Ceredex

Compensation. SIMC pays Ceredex a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between Ceredex and SIMC. Ceredex pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended June 30, 2022.

Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, retention bonuses, or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance. A portfolio manager's base salary is determined by the individual's experience, responsibilities within the firm, performance in the role, and market rate for the position. Each portfolio manager's bonus may be structured differently but generally incorporates an evaluation of clients' investment performance as well as other subjective factors. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing clients' pre-tax total return to the returns of the strategy's peer group and/or benchmark over multi-year periods. Other subjective factors that may be considered in the calculation of incentive bonuses include: adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually. In addition, certain portfolio managers may participate in the parent's equity plan designed to provide compensation opportunities linking a participant's compensation to the financial and operational performance of the firm. Retention bonuses and/or incentive guarantees for a fixed period may also be used when Ceredex deems is necessary to recruit or retain the employee.

All full-time employees of Ceredex, including the portfolio manager, are provided a benefits package on substantially similar terms. The percentage of each individual's compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors.

Ownership of Fund Shares. As of June 30, 2022, Ceredex's portfolio manager did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the Large Cap Disciplined Equity Fund, Ceredex's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mills Riddick, CFA	2	$1,074	2	$124	15	$1,370
Jennifer Graff, CFA	2	$1,074	2	$124	15	$1,370

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Large Cap Disciplined Equity Fund, which may have different investment guidelines and objectives. In addition to the Large Cap Disciplined Equity Fund, these accounts may include accounts of registered investment companies, other pooled investment vehicles and other types of accounts. In particular, this conflict of interest may arise as a result of Ceredex's management of the Large Cap Disciplined Equity Fund and other accounts, which, in theory, may allow Ceredex to allocate investment opportunities in a way that favors other accounts over the Large Cap Disciplined Equity Fund. This conflict of interest may be exacerbated to the extent that Ceredex or the portfolio manager receive, or expect to receive, greater compensation from their management of other accounts than the Large Cap Disciplined Equity Fund. Ceredex may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Large Cap Disciplined Equity Fund. To the extent a particular investment is suitable for both the Large Cap Disciplined Equity Fund and other accounts, such investments will be allocated between the Large Cap Disciplined Equity Fund and the other accounts in a manner that Ceredex determines is fair and equitable under the circumstances to all clients, including the Large Cap Disciplined Equity Fund.

To address and manage these potential conflicts of interest, Ceredex has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Coho

Compensation. SIMC pays Coho a fee based on the assets under management of the Large Cap and Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between Coho and SIMC. Coho pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap and Large Cap Disciplined Equity Funds. Coho's investment professionals receive a fair salary. Bonuses, when issued, are determined based on the overall performance of the firm. No compensation is paid based on the pre-tax or after-tax performance of any single account or group of accounts. The following information relates to the period ended June 30, 2022.

Ownership of Fund Shares. As of June 30, 2022, Coho's portfolio managers did not beneficially own any shares of the Large Cap or Large Cap Disciplined Equity Funds.

Other Accounts. As of June 30, 2022, in addition to the Large Cap and Large Cap Disciplined Equity Funds, Coho's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Peter A. Thompson**	2	$946.1	7	$1,083.7	945		$3,130.6
	0	$0	0	$0	2	*	$341.2
Christopher R. Leonard, CFA**	2	$946.1	7	$1,083.7	945		$3,130.6
	0	$0	0	$0	2	*	$341.2
Ruairi G. O'Neill, CFA**	2	$946.1	7	$1,083.7	945		$3,130.6
	0	$0	0	$0	2	*	$341.2
Ward Kruse, CFA**	2	$946.1	7	$1,083.7	945		$3,130.6
	0	$0	0	$0	2	*	$341.2

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  Peter Thompson, Christopher Leonard, Ruairi O'Neill and Ward Kruse serve as the portfolio managers for the Large Cap and Large Cap Disciplined Equity Funds. Coho utilizes a team approach in terms of the research and portfolio management of all assets under management at the firm. Coho believes that the team approach serves to enhance the rigor of the investment research and portfolio management effort while also providing for an overlap in coverage responsibilities and continuity of the investment approach. Coho's assets include $5.6 billion across 1,257 accounts and 199 relationships as of June 30, 2022.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Large Cap and Large Cap Disciplined Equity Funds, which may have different investment guidelines and objectives. In addition to the Large Cap and Large Cap Disciplined Equity Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Large Cap and Large Cap

Disciplined Equity Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Large Cap and Large Cap Disciplined Equity Funds and the other accounts. The other accounts may have similar investment objectives or strategies as the Large Cap and Large Cap Disciplined Equity Funds, may track the same benchmarks or indexes as the Large Cap and Large Cap Disciplined Equity Funds tracks and may sell securities that are eligible to be held, sold or purchased by the Large Cap and Large Cap Disciplined Equity Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, or which involve a performance-based fee, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. In addition, managing client accounts that pay performance-based fees alongside client accounts that only pay an asset-based fee may create a conflict of interest as the portfolio managers may have an incentive to favor such accounts with the potential to receive greater fees. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Large Cap and Large Cap Disciplined Equity Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Large Cap and Large Cap Disciplined Equity Funds. To address and manage these potential conflicts of interest, Coho has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Colchester

Compensation. SIMC pays Colchester a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Colchester and SIMC. Colchester pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended June 30, 2022.

Ownership of Fund Shares. As of June 30, 2022, Colchester's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of June 30, 2022, in addition to the Emerging Markets Debt Fund, Colchester's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies**		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Ian Sims	4	$649	27	$7,293	74		$24,666
	0	$0	0	$0	10	*	$9,998
Keith Lloyd, CFA	4	$649	27	$7,293	74		$24,666
	0	$0	0	$0	10	*	$9,998

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  Colchester sub-advises 4 accounts for a registered investment company but does not consider itself to have day to day responsibility for those funds.

†  Colchester utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Emerging Markets Debt Fund, which may have different investment guidelines and objectives. In addition to the Emerging Markets Debt Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Colchester's management of the Emerging Markets Debt Fund and other accounts, which, in theory, may allow Colchester to allocate investment opportunities in a way that favors other accounts over the Emerging Markets Debt Fund. This conflict of interest may be exacerbated to the extent that Colchester or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Emerging Markets Debt Fund. Colchester (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Emerging Markets Debt Fund. To the extent a particular investment is suitable for both the Emerging Markets Debt Fund and the other accounts, such investments will be allocated between the Emerging Markets Debt Fund and the other accounts in a manner that Colchester determines is fair and equitable under the circumstances to all clients, including the Emerging Markets Debt Fund.

To address and manage these potential conflicts of interest, Colchester has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Columbia Management

Compensation. SIMC pays Columbia Management a fee based on the assets under management of the MARR Commodity Strategy Subsidiary Ltd., a wholly owned subsidiary of the Multi-Asset Real Return Fund, as set forth in an investment sub-advisory agreement between Columbia Management and SIMC. Columbia Management pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the MARR Commodity Strategy Subsidiary Ltd. The following information relates to the period ended June 30, 2022.

Columbia Management:

Except as otherwise indicated below, the following pertains to both Columbia Management and Threadneedle.

Direct compensation is typically comprised of a base salary (and for Threadneedle, a fixed role-based allowance paid monthly alongside salary), and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award and deferred compensation. (For Threadneedle this deferred compensation is fund-linked and is compliant with European regulatory requirements in its structure and delivery vehicles.) Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees (including those outside the fund management teams) both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified funds for Columbia Management and specified Threadneedle funds for Threadneedle, in most cases including the funds the portfolio manager manages.

Base Salary. Base salary is typically determined based on market data relevant to the employee's position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual Incentive Awards.

Under the Columbia Management annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual's work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered alongside investment performance. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to our controls and Code of Conduct.

Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by Columbia Management. Consideration is given to relative performance over the one, three, and five year periods, with the largest weighting on the three-=year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.

Equity incentive awards are designed to align participants' interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants' interests with the investors in the funds and other accounts the employees manage. The value of the deferral account is based on the performance of those funds. Employees have the option of selecting from various internal funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the funds they manage. Deferrals vest over multiple years, so they help retain employees.

For Threadneedle, annual incentive awards and pool funding are variable and are designed to reward:

•  Investment performance, both at the individual and team levels

•  Client requirements, in particular the alignment with clients through a mandatory deferral into the company's own products, compliant with local regulation, in particular the UCITS V requirements

•  Team cooperation and values

Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to Threadneedle's controls and Code of Conduct.

Scorecards are used to measure performance of Threadneedle funds and other accounts managed by the Threadneedle employee. Performance is measured versus peer or benchmark performance as appropriate, in addition to performance compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by Threadneedle. Performance is measured using 1-year, 3-year, and 5-year performance, weighted 10% on the 1-year, 60% on the 3-year, and 30% on the 5-year. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable.

Incentive compensation for senior investment professionals is subject to a minimum 40% deferral as required by local regulation, rising to 60% for higher awards. Half of that deferred portion is delivered in units linked to the performance of Threadneedle funds and the remainder through Ameriprise Financial equity plans.

The equity portion of those deferred incentive awards are designed to align participants' interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

The fund-linked deferred compensation awards are designed to align participants' interests with the investors in the funds and other accounts the employees manage, and to incentivize collaboration and idea-sharing across teams and products. The value of the deferral account is based on the performance of those funds. Employees have the option of selecting from various internal funds for their deferral account; a portion of this deferral is subject to mandatory allocation to Threadneedle's multi-asset funds to drive cross-business idea sharing and alignment. Fund-linked deferrals vest over multiple years, so they help retain employees and to align their longer-term interests with those of the investor in line with local regulatory best practice.

Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and is overseen by the EMEA Remuneration Committee, and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and the asset management business profitability for the year, which is largely determined by assets under management.

For all employees of Columbia Management and Threadneedle the benefit programs generally are the same, and are competitive within the financial services industry. Employees participate in a wide variety of plans, which may include options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, and retirement savings plans.

Ownership of Fund Shares. As of June 30, 2022, Threadneedle's portfolio managers did not beneficially own any shares of the MARR Commodity Strategy Subsidiary Ltd.

Other Accounts. As of June 30, 2022, in addition to the MARR Commodity Strategy Subsidiary Ltd., Threadneedle's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Nicholas Robin	0	$0	1	$478	1	$138
Marc Khalamayzer	2	$534.9	0	$478	1	$138
Matt Ferrelli	2	$534.9	0	$478	1	$138

None of the accounts listed above are subject to a performance-based advisory fee.

Number of accounts: In total: 4, as follows: 3 Mutual funds in total. 2 registered in US and 1 registered in EU. Other Accounts: 1.

†  Columbia and Threadneedle utilize a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category. Please note: Marc Khalamayzer, Matt Ferrelli, and Nicholas Robin became co-managers of Luxembourg domiciled Société d'investissement à Capital Variable on August 1st, 2022.

Conflicts of Interest. Conflicts of interest may arise as a result of the portfolio managers being responsible for multiple accounts, which may have different investment guidelines and objectives. Certain of these conflicts of interest are summarized below.

In addition to the MAAR Commodity Strategy Subsidiary Ltd., other accounts managed by the portfolio managers may include accounts of registered investment companies, private pooled investment vehicles and other accounts. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where such funds and/or accounts have different investment strategies. In addition, a conflict of interest may arise as a result of the management of the MARR Commodity Strategy Subsidiary Ltd. and other accounts, which, in theory, may allow portfolio managers to allocate investment opportunities in a way that favors other accounts (including those in which the portfolio managers may have invested) over the MARR Commodity Strategy Subsidiary Ltd. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance, may raise potential conflicts of interests by creating an incentive to favor higher fee accounts. Columbia Management and Threadneedle (or their members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the MARR Commodity Strategy Subsidiary Ltd. To the extent a particular investment is suitable for both the MARR Commodity Strategy Subsidiary Ltd. and the other accounts, such investments will be allocated between the MARR Commodity Strategy Subsidiary Ltd. and the other accounts in a manner that the portfolio managers determine is fair and equitable under the circumstances to all clients, including the MARR Commodity Strategy Subsidiary Ltd.

To address and manage these potential conflicts of interest, Columbia Management and Threadneedle have adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Copeland

Compensation. SIMC pays Copeland a fee based on the assets under management of the Large Cap Disciplined Equity, Small Cap II and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between Copeland and SIMC. Copeland pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity, Small Cap II and Small/Mid Cap Equity Funds. The following information relates to the period ended June 30, 2022.

There are three components used to evaluate our analysts and portfolio managers. Each of our portfolio managers also has sector specific research responsibilities so the process is the same for all. We begin by comparing their recommendations to their sector as a whole as well as to our dividend growth universe within each sector. Because our investment process is collaborative we also include the performance of each strategy to its respective benchmark and the performance of the firm as a whole in our evaluation of each analyst and portfolio manager. Every member of the investment team is compensated in three ways: 1) equity ownership of the firm; 2) base salary; and 3) bonuses related to performance of recommendations within each sector for each sector specific analyst, strategy performance relative to benchmarks for each lead Portfolio Manager and overall firm level performance for each of our strategies.

Bonus compensation can vary year-to-year but can represent 100% to 150% of base compensation on the high end. Equity units are issued on a more long-term basis and can vary greatly from year to year. Equity is granted with long-term vesting schedules. We are trying to encourage a culture of ownership and accountability. Our compensation structure is purposefully designed to allow outstanding performance to be rewarded, but also encourages a collaborative approach in that everyone has an interest in not just seeing their sector do well, but also the strategy and the firm as a whole.

Ownership of Fund Shares. As of June 30, 2022, Copeland's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity, Small Cap II or Small/Mid Cap Equity Funds.

Other Accounts. As of June 30, 2022, in addition to the Large Cap Disciplined Equity, Small Cap II and Small/Mid Cap Equity Funds, Copeland's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark W. Giovanniello, CFA	5	$455.3	1		$2.1	2,036	$2,854
	0	$0	1	*	$2.1	0	$0
Eric C. Brown, CFA	5	$455.3	1		$2.1	2,036	$2,854
	0	$0	1	*	$2.1	0	$0
David McGonigle, CFA	5	$455.3	1		$2.1	2,036	$2,854
	0	$0	1	*	$2.1	0	$0
Jeffrey Walkenhorst, CFA	5	$455.3	1		$2.1	2,036	$2,854
	0	$0	1	*	$2.1	0	$0

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
John Cummings, CFA	5	$455.3	1		$2.1	2,036	$2,854
	0	$0	1	*	$2.1	0	$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  Copeland utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. The portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When the portfolio managers have responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Copeland may receive fees from certain accounts that are higher than the fee it receives from the Large Cap Disciplined Equity, Small Cap II and Small/Mid Cap Equity Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Large Cap Disciplined Equity, Small Cap II and Small/Mid Cap Equity Funds. Copeland has adopted policies and procedures designed to address these potential material conflicts. For instance, Copeland utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The portfolio manager's compensation is based upon their ownership share of the profits, if any, of Copeland.

To address and manage these potential conflicts of interest, Copeland has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

CSAM, LLC

Compensation. SIMC pays CSAM, LLC a fee based on the assets under management of the MARR Commodity Strategy Subsidiary Ltd., a wholly owned subsidiary of the Multi-Asset Real Return Fund, as set forth in an investment sub-advisory agreement between CSAM, LLC and SIMC. CSAM, LLC pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the MARR Commodity Strategy Subsidiary Ltd. The following information relates to the period ended June 30, 2022.

The compensation to portfolio managers at CSAM, LLC includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager's bonus include the MARR Commodity Strategy Subsidiary Ltd.'s performance, assets held in the MARR Commodity Strategy Subsidiary Ltd., and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

Ownership of Fund Shares. As of June 30, 2022, CSAM, LLC's portfolio managers did not beneficially own any shares of the MARR Commodity Strategy Subsidiary Ltd.

Other Accounts. As of June 30, 2022, in addition to the MARR Commodity Strategy Subsidiary Ltd., Credit Suisse's portfolio manager was equally responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Christopher Burton, CFA	3	$2,941	7		$1,396	3	$1,524
	0	$0	2	*	$110	0	$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  CSAM utilizes a team-based approach to portfolio management, and the portfolio manager listed above is responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the MARR Commodity Strategy Subsidiary Ltd.'s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the MARR Commodity Strategy Subsidiary Ltd. and other accounts they advise, which may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In addition, due to differences in the investment strategies or restrictions between the MARR Commodity Strategy Subsidiary Ltd. and such other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the MARR Commodity Strategy Subsidiary Ltd. To the extent that a particular investment is suitable for both the MARR Commodity Strategy Subsidiary Ltd. and such other accounts, such investment will be allocated in a manner that CSAM, LLC determines is fair and equitable under the circumstances for all clients, including the MARR Commodity Strategy Subsidiary Ltd.

CSAM, LLC has adopted policies and procedures designed to minimize the effects of these conflicts and to ensure that that all clients are treated fairly and equitably in the allocation of investment opportunities.

Cullen

Compensation. SIMC pays Cullen a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between Cullen and SIMC. Cullen pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended June 30, 2022.

James Cullen owns 75.01% of the voting equity of Cullen Capital Management LLC. In his ownership capacity, Mr. Cullen shares commensurately in the profits and losses of both firms. Mr. Cullen also receives a fixed base salary from Cullen and participates in its 401(k) / Profit Sharing Plan.

Jennifer Chang owns non-voting interests in Cullen which provide her a percentage of annual after-tax profits and losses and receives a fixed salary and bonus from Cullen. Bonus amounts are determined by the overall profitability of Cullen and are not directly related to the performance of any one fund or product. Ms. Chang also participates in Cullen's 401(k) / Profit Sharing plan.

Ownership of Fund Shares. As of June 30, 2022, Cullen's portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of June 30, 2022, in addition to the Large Cap Fund, Cullen's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James Cullen	10	$3,016	10		$1,248	7,489	$16,768
	0	$0	2	*	$18.5	0	$0
Jennifer Chang**	6	$2,416	5		$1,094	5,115	$12,852

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Large Cap Fund, which may have similar or different investment guidelines and objectives. In addition to the Large Cap Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Cullen's management of the Large Cap Fund and other accounts, which, in theory, may allow Cullen to allocate investment opportunities in a way that favors other accounts over the Large Cap Fund. This conflict of interest may be exacerbated to the extent that Cullen or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Large Cap Fund. Cullen (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Large Cap Fund. To the extent a particular investment is suitable for both the Large Cap Fund and the other accounts, such investments will be allocated between the Large Cap Fund and the other accounts in a manner that Cullen determines is fair and equitable under the circumstances to all clients, including the Large Cap Fund.

To address and manage these potential conflicts of interest, Cullen has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

DIFA

Compensation. SIMC pays DIFA a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between DIFA and SIMC. DIFA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund. The following information relates to the period ended June 30, 2022.

Base Salary. Each portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus. Global Value Equity Portfolio Managers. Fixed remuneration is determined by the individual's skills, contribution to Macquarie's success and competitor analysis to attract and retain the highest caliber staff. Performance based remuneration is in the form of profit share which is discretionary in nature and truly variable. Performance-based profit share is allocated to Macquarie businesses and, in turn, to individuals based on performance. Performance is primarily assessed based on relative contribution to profits while taking into account capital usage and risk management. This results in businesses and individuals being motivated to increase earnings and to use shareholder funds efficiently, consistent with prudent risk-taking. The Global Value Equity team is a separate profit center within Macquarie and they receive a portion of the profits generated by the Global Value Equity Business. Performance assessment and profit share split is a function of many aspects; these are listed below in decreasing order of significance: (i) profitability of the funds managed (as revenue is generated from management fees, profitability is a function of the assets under) (ii) performance of equity funds excess to benchmark and relative to peers over 1-, 3-, and 5-years; (iii) research quality and efficiency; (iv) product development initiative; and (v) overall business unit profitability. In addition, other qualitative measures are used in assessing individual performance, such as: how business is done, governance and compliance, long-term sustainability, people leadership, and adherence to Macquarie's goals and values. Staff are motivated to work co-operatively given that their profit share will reflect Macquarie's overall performance, the relative performance of their business and their individual contribution. Macquarie endorses profit share retention whereby a proportion is retained and notionally invested in underlying assets/funds the individual is responsible for aligning employees' interests with those of the wider business.

Bonus. International Value Equity/Quantitative Equity Portfolio Manager. Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in February/March and takes effect from July 1 of that year. Aggregate staff profit share is linked to Macquarie's profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding, and risk. Macquarie operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Compensation is not directly based on the pre or post tax performance of the World Equity Ex-US Fund over a certain period. However, performance of the World Equity Ex-US Fund may be one factor taken into account in determining compensation.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan—A portion of a portfolio manager's retained profit share may be notionally exposed to the return of certain funds within Macquarie Asset Management Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan—A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan ("MEREP"), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Fund Shares. As of June 30, 2022, DIFA's portfolio managers did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of June 30, 2022, in addition to the World Equity Ex-US Fund, DIFA's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jens Hansen	9	$2,583	8	$2,464	9	$1,784
Klaus Petersen	9	$2,583	8	$2,464	9	$1,784
Claus Juul	9	$2,583	8	$2,464	9	$1,784
Asa Annerstedt	9	$2,583	8	$2,464	9	$1,784
Allen Saustrup Jensens, CFA	9	$2,583	8	$2,464	9	$1,784
Chris Gowlland, CFA	1	$2,845	0	$0	1	$80.9

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the World Equity Ex-US Fund and the investment action for each other fund or account and the World Equity Ex-US Fund may differ. For example, one account or fund may be selling a security, while another account or fund maybe purchasing or holding the same security. As a result, transactions executed for one account and the World Equity Ex-US Fund may adversely affect the value of securities held by another fund or account. Additionally, the management of multiple other funds or accounts and the World Equity Ex-US Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the World Equity Ex-US Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While DIFA's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

EAM Investors

Compensation. SIMC pays EAM Investors a fee based on the assets under management of the Small Cap and Small Cap II Funds as set forth in an investment sub-advisory agreement between EAM Investors and SIMC. EAM Investors pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small Cap II Funds. The following information relates to the period ended June 30, 2022. EAM Investors' portfolio managers are paid a competitive salary and participate in the firm's revenue share plan. The portfolio managers are also equity owners and are eligible for equity based distributions from profits.

Ownership of Fund Shares. As of June 30, 2022, EAM Investors' portfolio manager did not beneficially own any shares of the Small Cap or Small Cap II Funds.

Other Accounts. As of June 30, 2022, in addition to the Small Cap and Small Cap II Funds, EAM Investors' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Montie L. Weisenberger	3	$221	0	$0	2	$108
Travis T. Prentice	3	$221	2	$245	5	$308

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. All EAM Investors portfolios within a specific style, i.e. small cap growth, are managed in parallel with the same holdings and approximately the same weights of securities, except for client specific guidelines and restrictions. EAM Investors does not currently have any performance based fee schedules with clients. The firm's personal trading policy restricts personal trading in any security with a market cap below $10 billion, well above the range of all EAM Investors portfolios. Because of these factors EAM Investors would not expect the portfolio manager to have a material conflict of interest in managing any client's portfolios.

EIP

Compensation. SIMC pays EIP a fee based on the assets under management of the Small Cap II Fund as set forth in an investment sub-advisory agreement between EIP and SIMC. EIP pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap II Fund. The following information relates to the period ended June 30, 2022.

EIP's Senior Portfolio Managers and Portfolio Managers are paid a competitive base salary, a discretionary bonus, and are, or will, be equity holders of the firm. Approximately one-third to one-half of their overall compensation is tied to a subjective analysis of their respective products' performance as well as the overall profitability of the firm. EIP's Senior Analysts and Analysts are paid a competitive base salary and a discretionary bonus that is based on their individual performance relative to expectations and the overall profitability of the firm. Approximately one-third to one-half of their overall compensation is bonus.

Key EIP employees have, after meeting certain performance objectives, an option to participate in direct equity ownership. All EIP Portfolio Managers and Senior Analysts are designated as key employees. All EIP equity holders are required to enter into employment agreements, which include non-compete provisions.

EIP attempts to benchmark compensation and benefits with other firms in the industry and/or market. EIP's objective is to provide total cash compensation that is competitive on a national basis and supplement with equity awards to provide long term incentive and retention.

Ownership of Fund Shares. As of June 30, 2022, EIP's portfolio managers did not beneficially own any shares of the Small Cap II Fund.

Other Accounts. As of June 30, 2022, in addition to the Small Cap II Fund, EIP's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joshua Schachter, CFA	1	$18.2	0	$0	711	$605.8
Philip Greenblatt, CFA	1	$18.2	0	$0	342	$129.8

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio managers being responsible for multiple accounts, including the Small Cap II Fund which may have different investment guidelines and objectives. In addition to the Small Cap II Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of EIP's management of the Small Cap II Fund and other accounts, which, in theory, may allow EIP to allocate investment opportunities in a way that favors other accounts over the Small Cap II Fund. This conflict of interest may be exacerbated to the extent that EIP or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Small Cap II Fund. EIP (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Small Cap II Fund. To the extent a particular investment is suitable for both the Small Cap II Fund and the other accounts, such investments will be allocated between the Small Cap II Fund and the other accounts in a manner that EIP determines is fair and equitable under the circumstances to all clients, including the Small Cap II Fund.

To address and manage these potential conflicts of interest, EIP has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

FAV

Compensation. SIMC pays FAV a fee based on the assets under management of the Multi-Asset Real Return Fund as set forth in an investment sub-advisory agreement between FAV and SIMC. FAV pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Real Return Fund. The following information relates to the period ended June 30, 2022.

Franklin Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary.

Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager's appraisal. Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits. Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund Shares. As of June 30, 2022, FAV's portfolio managers did not beneficially own any shares of the Multi-Asset Real Return Fund.

Other Accounts. As of June 30, 2022, in addition to the Multi-Asset Real Return Fund, FAV's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Chris Floyd	12	$2,330.6	12	$800.4	8	$348.6
Joe Giroux	10	$1,575.9	10	$680.5	4	$51.30
Jose Maldonado	3	$1,229.5	2	$119.9	3	$269.7

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio managers being responsible for multiple accounts, including the Multi-Asset Real Return Fund which may have different investment guidelines and objectives. In addition to the Multi-Asset Real Return Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of FAV's management of the Multi-Asset Real Return Fund and other accounts, which, in theory, may allow FAV to allocate investment opportunities in a way that favors other accounts over the Multi-Asset Real Return Fund. This conflict of interest may be exacerbated to the extent that FAV or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Multi-Asset Real Return Fund. FAV (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Multi-Asset Real Return Fund. To the extent a particular investment is suitable for both the Multi-Asset Real Return Fund and the other accounts, such investments will be allocated between the Multi-Asset Real Return Fund and the other accounts in a manner that FAV determines is fair and equitable under the circumstances to all clients, including the Multi-Asset Real Return Fund.

To address and manage these potential conflicts of interest, FAV has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Fiera and StonePine

Compensation.  SIMC pays Fiera a fee based on the assets under management of the World Select Equity Fund as set forth in an investment sub-advisory agreement between Fiera and SIMC. Fiera pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Select Equity Fund. The following information relates to the period ended June 30, 2022.

Ownership of Fund Shares.  As of June 30, 2022, Fiera's portfolio managers did not beneficially own any shares of the World Select Equity Fund.

Other Accounts.  As of June 30, 2022, in addition to the World Select Equity Fund, Fiera's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment		Other Pooled			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
Nadim Rizk, CFA and Andrew Chan, CIM**	7	$1,538	15		$14,850	69	$20,546
	0	$0	1	*	$101	1	$334

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  StonePine uses a team-based approach to portfolio management, and each of the portfolio managers listed in the table is jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for conflicts of interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the World Select Equity Fund, which may have different investment guidelines and objectives. In addition to the World Select Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of StonePine's management of the World Select Equity Fund and other accounts, which, in theory, may allow StonePine to allocate investment opportunities in a way that favors other accounts over the World Select Equity Fund. This conflict of interest may be exacerbated to the extent that StonePine or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the World Select Equity Fund. Fiera and StonePine (or its members, employees, and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the World Select Equity Fund. To the extent a particular investment is suitable for both the World Select Equity Fund and the other accounts, such investments will be allocated between the World Select Equity Fund and the other accounts in a manner that Fiera and StonePine determines is fair and equitable under the circumstances to all clients, including the World Select Equity Fund.

To address and manage these potential conflicts of interest, Fiera and StonePine have adopted compliance policies and procedures to allocate investment opportunities and to ensure that each client is treated on a fair and equitable basis.

Fred Alger

Compensation. SIMC pays Fred Alger a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between Fred Alger and SIMC. Fred Alger pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended June 30, 2022:

A Fred Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for health and retirement benefits available to all Fred Alger employees, including a 401(k) plan sponsored by Fred Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), education, industry knowledge and the individual's performance in his or her role. Base salaries will grow over time for Fred Alger's superior employees, rewarding their performance and contributions to the firm.

Bonus may be a significant portion of an individual's compensation and can vary from year to year. The annual bonus considers various factors, including:

•  the firm's overall financial results and profitability;

•  the firm's overall investment management performance;

•  current year's and prior years' pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible, based on the benchmark of each such portfolio;

•  qualitative assessment of an individual's performance with respect to the firm's investment process and standards; and

•  the individual's leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager's compensation may change from time to time, Fred Alger may refer to benchmarks, such as those provided by Russell Investments and S&P Global Ratings, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.

Fred Alger has implemented a profit participation plan ("PPP") that gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the firm. Senior members of the firm are eligible to receive awards annually in the PPP. The PPP reinforces the portfolio managers' commitment to generating superior investment performance for the firm's clients. The awards are invested in Fred Alger's mutual funds and have a four-year vesting schedule. The total award earned can increase or decrease with the firm's investment and earnings results over the four-year period.

Additionally, the Alger Partners Plan provides key investment executives with phantom equity that allows participants pro-rata rights to growth in the firm's book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.). The firm does not have a limit on the overall percentage of the firm's value it will convey through this program. Participation in this program is determined annually.

Ownership of Fund Shares. As of June 30, 2022, Fred Alger's portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of June 30, 2022, in addition to the Large Cap Fund, Fred Alger's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Patrick Kelly, CFA	5	$9,675.00	10	$134,343	57		$2,519.22
	0	$0	0	$0	1	*	$240.63
Ankur Crawford, Ph.D.	5	$9,675.00	10	$134,343	57		$2,519.22
	0	$0	0	$0	1	*	$240.63

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Large Cap Fund, which may have similar or different investment guidelines and objectives. In addition to the Large Cap Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Fred Alger's management of the Large Cap Fund and other accounts, which, in theory, may allow Fred Alger to allocate investment opportunities in a way that favors other accounts over the Large Cap Fund. This conflict of interest may be exacerbated to the extent that Fred Alger or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Large Cap Fund. Fred Alger (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Large Cap Fund. To the extent a particular investment is suitable for both the Large Cap Fund and the other accounts, such investments will be allocated between the Large Cap Fund and the other accounts in a manner that Fred Alger determines is fair and equitable under the circumstances to all clients, including the Large Cap Fund.

If Fred Alger believes that the purchase or sale of a security is in the best interest of more than one client/proprietary account, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Aggregation of trades under this circumstance may, on average, decrease the costs of execution. In the event Fred Alger aggregates a trade for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of trades is expected to be used, allocations are generally pro rata and if not, will be designed so as not to systematically and consciously favor or disfavor any account in the allocation of investment opportunities. The accounts aggregated may include registered and unregistered investment companies, proprietary accounts, and separate accounts. Transaction costs will be shared by participants on a pro-rata basis according to their allocations. Fred Alger may delay the execution of a trade for a client account so it may be included as part of an aggregated trade.

Fred Alger is under common ownership with Fred Alger & Company, LLC, a registered broker-dealer. Fred Alger & Company, LLC may, to the extent permissible by relevant laws and regulations and an account's guidelines, execute trades on behalf of certain accounts and retain commissions. Fred Alger may have an incentive to favor trading through Fred Alger & Company, LLC over selecting other brokers.

Fred Alger may pay higher commissions for receipt of brokerage and research services in connection with securities trades that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended. This benefits Fred Alger because it does not have to pay for the research, products, or services. Such benefit gives Fred Alger an incentive to select a broker-dealer based on its interest in receiving the research, products, or services rather than on its clients' interest in receiving the most favorable execution.

To address and manage these potential conflicts of interest, Fred Alger has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Ninety One UK Ltd.

Remuneration. SIMC pays Ninety One UK Ltd. a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Ninety One UK Ltd. and SIMC. Ninety One UK Ltd. pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended June 30, 2022.

Ninety One's remuneration policy is designed to attract, retain and motivate staff and to reinforce the behaviours needed to support our culture and values over the short, medium and longer term in a risk conscious manner.

The remuneration for all employees of Ninety One includes fixed remuneration, pension contributions (where applicable) and local employee benefits. Remuneration may also include the following elements:

a.  annual discretionary variable remuneration which may comprise both cash and deferred elements;

b.  staff shares may also be awarded on an exceptional basis (such awards are typically retention-related); and

c.  in a small number of instances we make use of alternative remuneration structures such as commission, carried interest, or profit sharing, where this is important to remain competitive in specific locations or for specific roles.

Fixed remuneration, pension contributions and employee benefits

Fixed remuneration, including salaries, is reviewed annually and designed to reflect the relative skills and experience of, and contribution made, by each employee.

Employee benefits typically include:

•  Life and permanent health insurances and medical cover, which vary according to local market norms; and

•  Employer pension contributions, which are based on annual salary only and not on any other element of remuneration. No discretionary pension benefits are paid.

Discretionary annual variable compensation

Ninety One operates an annual discretionary cash bonus scheme and an annual discretionary deferred bonus scheme (see further below). The primary determinant of the variable compensation pool available for distribution is annual profit. A fixed percentage of profit allocated to the variable remuneration pool has been set in accordance with an agreed and long-standing practice that has served the business successfully through numerous market cycles. As our business aims to meet the long-term objectives of our clients, profit (and therefore variable remuneration pools) have historically been aligned. The pool is divided between the business divisions based on considerations of both financial and non-financial performance.

All employees of Ninety One UK Ltd. are currently eligible to be considered for a cash bonus payment under the scheme. Any payments made under the scheme are at the discretion of Ninety One and based on a number of qualitative and quantitative factors including multi-year performance and non-financial metrics such as compliance and risk awareness.

Where Ninety One's financial performance is subdued or negative, total variable remuneration would be contracted in line with weaker financial results, taking into account both current remuneration and potential reductions in payouts of amounts previously earned. Ninety One's total variable remuneration should therefore not limit its ability to strengthen its capital base as it is paid out of profits. This structure has been a key contributor to the long-term success of Ninety One and encourages the staff to behave like owners. Ninety One believes in aligning the long-term interests of clients, shareholders and employees.

Deferred bonus scheme

Participation in the deferred bonus scheme is determined on an annual basis based on the roles of individual employees. The purpose of the scheme is to retain key employees, provide better alignment of their interests with both clients and the business, and to manage potential, currently unknown, future risks.

Deferred bonus awards are made in the form of a combination of investments into:

a.  Investment funds managed by Ninety One, with specific allocations (normally 50%) for portfolio managers and analysts into the funds for which they are responsible; and

b.  Listed shares in Ninety One (normally allocations of at least 25%).

The scheme operates a deferral period of just over 3 years and employees forfeit their allocations at the discretion of Ninety One if they resign or their employment terminates prior to the vesting date or if they breach any compliance or risk management policies or regulatory rules or principles.

Ninety One UK Ltd. Equity Participation Programme

In August 2013, key employees of Ninety One acquired a 15% stake in the Ninety One business, ultimately through a trust structure in which each participant owns a portion of the underlying trust assets. This structure locks in key talent and aligns employees' interests with the interests of the firm as a whole, our shareholders and our clients. As of March 2022, this stake had increased to 25.4%.

Ninety One UK Ltd. believes this compensation structure is balanced and competitive and positions Ninety One UK Ltd. to attract and retain the best industry skills.

Ownership of Fund Shares. As of June 30, 2022, Ninety One UK Ltd.'s portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of June 30, 2022, Ninety One UK Ltd.'s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Werner Gey van Pittius	0	$0	5	$3,985	14		$5,846
	0	$0	0	$0	1	*	$805
Antoon de Klerk	0	$0	9	$8,369	9		$2,357

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

The value of assets for Werner Gey van Pittius includes assets managed for Ninety One UK Ltd.'s global emerging markets sovereign debt strategies, for which he is jointly responsible.

The value of assets managed by Antoon de Klerk includes the assets managed within the Emerging Markets Local Currency Debt, Emerging Markets Local Currency Total Return, and African Fixed Income strategies.

Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

Ninety One UK Ltd. is governed by all the rules and regulations of the relevant regulatory bodies in the jurisdictions in which it operates.

Ninety One UK Ltd. strongly believes in its fiduciary duty to clients and will always seek to manage any possible conflicts that may occur through its normal business activities so that there is no material risk of damage to clients. Ninety One UK Ltd. employs companywide measures to eliminate any potential conflicts of interest which may arise and maintains a Conflicts of Interest Policy, Compliance Manual and a Code of Ethics, which incorporate many of Ninety One UK Ltd. requirements on conflicts of interest. These documents are bound into employees' contracts of employment and a breach would therefore provide grounds for disciplinary action or dismissal.

An example of how Ninety One UK Ltd. manages/mitigates conflicts of interest is shown by the fact that Ninety One UK Ltd.'s portfolio managers focus entirely on portfolio management, while Ninety One UK Ltd.'s dedicated Trading Desk focuses on best execution of client orders; this avoids conflicts of interest between the two roles. The portfolio manager authorizes all orders which are then routed to the Trading Desk. This segregation of duties also removes any conflict of interest between the execution of trades on behalf of different portfolios. Ninety One UK Ltd.'s investment allocation policy aims to ensure that investment opportunities are allocated fairly among Ninety One UK Ltd. clients. This means Ninety One UK Ltd. regularly aggregates client orders. Allocation is carried out strictly on a pro rata basis except where allocation is too small to split. If an allocation is so small that it makes it uneconomic for Ninety One UK Ltd. clients to split, then the Trading Desk has the discretion to allocate to a single client on a fair basis.

IR+M

Compensation. SIMC pays IR+M a fee based on the assets under management of the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds as set forth in an investment sub-advisory agreement between IR+M and SIMC. IR+M pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds. The following information relates to the period ended June 30, 2022.

Portfolio managers are compensated through a fixed competitive salary plus bonus. Bonus is generally dictated by the profitability of IR+M as well as the portfolio manager's overall contribution to the firm's success. Portfolio managers also receive competitive health benefits and may participate in IR+M's company-funded profit sharing plan after completing the required length of service with the firm. Separate from compensation, as a long-term incentive, portfolio managers may be offered to purchase equity in IR+M. Equity participation is driven by significant and consistent contribution and demonstrated commitment to the firm.

Compensation is one component of IR+M's total rewards package. We invest in our employees by offering them tangible rewards—like competitive compensation and medical benefits as well as attractive retirement benefits, vacation time, unlimited sick time, floating holidays, and tuition and certification reimbursement. Equally important are our intangible benefits. Our status as an employee-owned firm allows us to maintain our unique culture of collaboration and collegiality. This environment provides individuals access to senior leaders, and we are committed to helping individuals grow their careers at IR+M through our learning and development opportunities.

Specific to compensation, all employees, including all members of our Investment Team, are compensated with a competitive salary plus bonus. The firm bonus pool is dictated by the firm's ability to achieve its annual goals, which includes the profitability of IR+M. An individual's bonus is based on the employee's overall contribution to the firm's and their team's success. Our goal is to have collaborative high-performing teams that deliver for our clients, not to incentivize individual contributions over results. The qualitative drivers of bonus decisions are the beliefs represented in our Core Values: Invested, Respectful, Positive, and Motivated.

Portfolio Managers are evaluated based upon factors such as team contribution, input to risk management and the overall investment management process, contributions to client service, and contributions to firm culture. For Analysts and Traders, evaluations are based upon factors including team contribution, quality of research within assigned sectors and the broader market, input to risk management and the overall investment management process, and contributions to firm culture.

Ownership of Fund Shares. As of June 30, 2021, IR+M's portfolio managers did not beneficially own any shares of the Long Duration, Long Duration Credit or Intermediate Duration Credit Funds.

Other Accounts. As of June 30, 2021, in addition to the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds, IR+M's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Bill O'Malley, CFA	6	$3,753	30	$13,816	673	$86,594
Jake Remley, CFA	6	$3,753	30	$13,816	673	$86,594
Jim Gubitosi, CFA	6	$3,753	30	$13,816	673	$86,594

None of the accounts listed above are subject to a performance-based advisory fee.

†  IR+M utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. IR+M's management of other accounts may give rise to potential conflicts of interest in connection with its management of the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Long Duration, Long Duration Credit or Intermediate Duration Credit Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Long Duration, Long Duration Credit or Intermediate Duration Credit Funds. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IR+M's portfolio managers' day-to-day management of the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds. Because of their positions with the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds, the portfolio managers know the size, timing and possible market impact of Long Duration, Long Duration Credit and Intermediate Duration Credit Funds trades. It is theoretically possible that IR+M's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Long Duration, Long Duration Credit or Intermediate Duration Credit Funds. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IR+M's portfolio managers' management of the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Long Duration, Long Duration Credit or Intermediate Duration Credit Funds. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Long Duration, Long Duration Credit or Intermediate Duration Credit Funds. Notwithstanding this theoretical conflict of interest, it is IR+M's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while IR+M's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds, such securities might not be suitable for the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds given their investment objectives and related restrictions.

IR+M maintains a matrix of all actual or potential conflicts of interest and fully disclose in the ADV those that may appear to be a conflict of interest to a third-party. IR+M believes it has reasonable policies and procedures in place to mitigate risk and prevent harm because of any conflict.

Intech

Compensation. SIMC pays Intech a fee based on the assets under management of the World Select Equity Fund as set forth in an investment sub-advisory agreement between Intech and SIMC. Intech pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Select Equity Fund. The following information relates to the period ended June 30, 2022.

For managing the World Select Equity Fund and all other accounts, Intech's portfolio managers receive base pay in the form of a fixed annual salary paid by Intech. This pay is not based on performance or assets of World Select Equity Fund or other accounts. Intech's portfolio managers are also eligible for a cash bonus as determined by Intech, which is not based on performance or assets of the World Select Equity Fund or other accounts; rather, it is based on metrics around company performance, including growth and profitability, client retention as well as individual development objectives, such as leadership and commitment to ethical behavior.

Ownership of Fund Shares. As of June 30, 2022, Intech's portfolio managers did not beneficially own any shares of the World Select Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the World Select Equity Fund, Intech's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Dr. Adrian Banner, and Dr. Vassilios Papathanakos	3	$1.1	22		$5.60	61		$16.1
	0	$0	1	*	$1.4	14	*	$7.86

†  Intech utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. As shown in the table above, the World Select Equity Fund's portfolio managers may manage other accounts with investment strategies similar to the World Select Equity Fund. Fees earned by Intech may vary among these accounts. Some of the other accounts have performance-based advisory fees, which may have a greater impact on Intech's revenue than other accounts with fixed advisory fees. This could create a conflict of interest because Intech may have an incentive to favor such other accounts, resulting in the potential for them to outperform the World Select Equity Fund. In addition, the portfolio managers may personally invest in some but not all of the other accounts. This factor could create a conflict of interest because a portfolio manager may have an incentive to favor certain other accounts over others, resulting in the potential for other accounts to outperform the World Select Equity Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the World Select Equity Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.

In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the World Select Equity Fund. However, Intech believes that these risks may be mitigated, to a certain extent, by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. In addition, Intech generates daily trades for its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. Generally, clients receive the average execution price for aggregated trades in the same securities that have the same order characteristics, including the issuer, side (or trade direction), and settlement terms, where markets permit. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

Jackson Creek

Compensation. SIMC pays Jackson Creek a fee based on the assets under management of the Small/Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Jackson Creek and SIMC. Jackson Creek pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity Fund. The following information relates to the period ended June 30, 2022.

Each portfolio manager receives a fixed base salary from Jackson Creek. In addition, each portfolio manager shares in the profitability of Jackson Creek from the portfolio manager's equity ownership of Jackson Creek. The portfolio managers' compensation arrangements are not determined on the basis of specific funds or accounts managed.

Ownership of Fund Shares. As of June 30, 2022, Jackson Creek's portfolio manager did not beneficially own any shares of the Small/Mid Cap Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the Small/Mid Cap Equity Fund, Jackson Creek's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)
John R. Riddle, CFA	1	$108,841	0	$0	130	$114,458

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Small/Mid Cap Equity Fund which may have different investment guidelines and objectives. In addition to the Small/Mid Cap Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Jackson Creek's management of the Small/Mid Cap Equity Fund and other accounts, which, in theory, may allow Jackson Creek to allocate investment opportunities in a way that favors other accounts over the Small/Mid Cap Equity Fund, or alternatively favors the Small/Mid Cap Equity Fund over other accounts. This conflict of interest may be exacerbated to the extent that Jackson Creek or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts than the Small/Mid Cap Equity Fund. Jackson Creek (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Small/Mid Cap Equity Fund. To the extent a particular investment is suitable for both the Small/Mid Cap Equity Fund and the other accounts, such investments will be allocated between the Small/Mid Cap Equity Fund and the other accounts in a manner that Jackson Creek determines is fair and equitable under the circumstances to all clients, including the Small/Mid Cap Equity Fund.

To address and manage these potential conflicts of interest, Jackson Creek has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Jennison

Compensation. SIMC pays Jennison a fee based on the assets under management of the Core Fixed Income, Long Duration and Long Duration Credit Funds as set forth in an investment sub-advisory agreement between Jennison and SIMC. Jennison pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income, Long Duration and Long Duration Credit Funds. The following information relates to the period ended June 30, 2022.

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals and to align the interests of investment professionals with those of clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager's total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals are typically compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional incentive compensation pool. In general, the cash bonus represents the majority of an investment professional's compensation.

Investment professional total compensation for Jennison's fixed income team is determined through a process that evaluates numerous qualitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors. Jennison's compensation system values both individual impact and teamwork.

The portfolio managers' compensation is expected to be derived from their impact on overall client investment performance and overall business performance of Jennison's fixed income business and not the specific investment performance or value of an account or grouping of accounts.

The qualitative factors reviewed for the portfolio managers may include:

•  The quality of the portfolio manager's investment ideas and consistency of the portfolio manager's judgment;

•  Qualitative factors such as teamwork and responsiveness;

•  Individual factors such as years of experience and responsibilities specific to the individual's role such as being a team leader or supervisor are also factored into the determination of an investment professional's total compensation; and

•  Historical and long-term business potential of the product strategies.

Ownership of Fund Shares. As of June 30, 2022, Jennison's portfolio managers did not beneficially own any shares of the Core Fixed Income, Long Duration or Long Duration Credit Funds.

Other Accounts. As of June 30, 2022, in addition to the Core Fixed Income, Long Duration and Long Duration Credit Funds, Jennison's portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)
Thomas G. Wolfe*	1	$394,712	9	$8,619,499	100	$45,562,673
Miriam Zussman	1	$394,712	9	$8,619,499	100	$45,562,673
Eric G. Staudt, CFA	1	$394,712	9	$8,619,499	100	$45,562,673
Samuel B. Kaplan, CFA	1	$394,712	9	$8,619,499	100	$45,562,673
James Gaul, CFA	1	$394,712	9	$8,619,499	100	$45,562,673

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)
Dmitri Rabin, CFA	1	$394,712	9	$8,619,499	100	$45,562,673
David Morse, CFA	1	$394,712	9	$8,619,499	100	$45,562,673
Natalia Glekel, CFA	0	$0	9	$8,619,499	100	$45,562,673

None of these accounts are subject to a performance-based advisory fee.

†  Jennison utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•  Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, we have conflicts of interest in determining the timing and direction of investments.

•  Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison's management of multiple accounts side-by-side.

•  Investments at different levels of an issuer's capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

•  Affiliated accounts/unaffiliated accounts and seeded/non-seeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison's affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides "seed capital" or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing "seeded" accounts alongside "non-seeded" accounts can create an incentive to favor the "seeded" accounts to establish a track record for a new strategy or product. Additionally, Jennison's affiliated investment advisers could allocate their asset allocation clients' assets to Jennison. Jennison could have an incentive to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•  Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

•  Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•  Personal interests: The performance of one or more accounts managed by Jennison's investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager's decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

•  Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, and the allocation of transactions across multiple accounts.

•  Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•  Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•  Jennison has adopted a code of ethics and policies relating to personal trading.

•  Jennison has adopted a conflicts of interest policy and procedures.

•  Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

JOHCM

Compensation. SIMC pays JOHCM a fee based on the assets under management of the World Equity Ex-US and Emerging Markets Equity Funds as set forth in an investment sub-advisory agreement between JOHCM and SIMC. JOHCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Emerging Markets Equity Funds. The following information relates to the period ended June 30, 2022.

Compensation is based on the value of the assets in the World Equity Ex-US and Emerging Markets Equity Funds' portfolios. The remuneration structure for investment professionals includes a base salary, a revenue share (proportion of the management fee generated), a performance fee, and the opportunity to earn an equity stake. The performance fee element is designed to ensure that financial reward is clearly and measurably linked to performance and that the interests of the portfolio managers are aligned with those of the client. When evaluating the portfolio managers' performance, JOHCM compares the pre-tax performance of Christopher Lees' and Nudgem Richyal's accounts to the MSCI ACWI Ex-US Index; Emery Brewer's and Dr. Ivo Kovachev's accounts to the MSCI Emerging Markets Index, and Stephen Lew's to the MSCI Emerging Markets Small Mid Cap Index, typically over a 12-month period.

Equity

JOHCM is an independently managed investment management boutique that has been a wholly-owned subsidiary of Pendal Group Limited (Pendal) since 2011. Pendal is listed on the Australian Securities Exchange (ASX code: PDL) and is an independent, global investment management firm. All investment professionals and the majority of staff have equity participation in listed Pendal shares.

The Fund Linked Equity scheme is designed for new fund management teams or existing teams launching a new strategy. Under this arrangement, notional shares are valued in line with the growth and performance of the fund managed and after a long-term vesting period these notional shares will convert to Pendal equity, allowing the fund manager to become a shareholder in Pendal. The Pendal shares are subject to further deferral arrangements and leaver conditions, thus providing a reward for the long-term growth of funds under management and enhancing fund manager retention for both clients and shareholders.

Longer serving fund managers increase their equity participation through two equity schemes related to the revenue share generated on their funds. The revenue share is only awarded to the fund manager provided a prescribed cost hurdle has been exceeded. Each scheme has different vesting periods and will award the equity on different dates, but once vested and awarded to the fund manager; this equity is subject to deferral arrangements and leaver conditions to aid retention.

Finally, certain key managers are participants in a third Retention Plan that will pay out equity in two tranches. Tranche one is a fixed award of equity value and this vests over a set period, at the end of which the fund manager is awarded the equity provided they are still in employment at the release date. The second tranche of equity (also of fixed value) is conditional on the retention of fund assets. In the event the fund manager leaves employment on 'Good Leaver' terms, the level of equity awarded will be calculated in line with the AUM retained by the firm and it is paid twelve months following the fund manager's termination date.

In summary, JOHCM has a results oriented partnership ethos. The variable elements of the fund manager's remuneration could represent a significant multiple of base salary where asset growth and strong performance is delivered.

Ownership of Fund Shares. As of June 30, 2022, JOHCM's portfolio managers did not beneficially own any shares of the World Equity Ex-US or Emerging Markets Equity Funds.

Other Accounts. As of June 30, 2022, in addition to the World Equity Ex-US and Emerging Markets Equity Funds, JOHCM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Christopher Lees, CFA**	3	$9,010	9		$3,509	4		$2,202
	0	$0	4	*	$2,501	1	*	$573
Nudgem Richyal, CFA	3	$9,010	9		$3,509	4		$2,202
	0	$0	4	*	$2,501	1	*	$573
Emery Brewer***	2	$253	4		$287	5		$562
	0	$0	2	*	$170	3	*	$107
Dr. Ivo Kovachev***	2	$253	4		$287	5		$562
	0	$0	2	*	$170	3	*	$107
Stephen Lew***	1	$38	1		$60	0		$0
	0	$0	1	*	$60	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  Christopher Lees manages the above accounts alongside Nudgem Richyal.

***  Emery Brewer, Dr. Ivo Kovachev and Stephen Lew manage some of the assets in partnership. Mr. Lew's main focus is on Emerging Markets Small Mid Cap.

AUM is available on a quarterly basis.

Conflicts of Interest. The following are the types of conflicts of interest that may arise within the JOHCM Group, and the way in which they are managed. Further information about our Conflicts of Interest Policy is available on request.

Ownership and Group Relationships

JOHCM is a wholly owned subsidiary of Pendal Group Limited (Pendal). Pendal is listed on the Australian Securities Exchange (ASX code: PDL) and is an independent, global investment management firm, headquartered in Sydney. JOHCM operates as a stand-alone business within the Pendal Group. Within that model, JOHCM retains its full investment and operational independence.

As part of its governance remit, the JOHCM Board may consider it appropriate to promote the success of the Pendal Group as a whole or of any member of the Group, but each director, and the firm in general, must also comply with the rules, regulations and principles of both the SEC and the FCA, which require clients to be treated fairly, their interests to be served, and the effective mitigation and management of the risk of conflict with those interests.

On this basis, no conflicts thus arise from our corporate structure beyond those inherent and commonplace in a shareholder ownership model.

Investment Management related services provided to the Pendal group

JOHCM provides investment management services to a small number of Australian regulated funds for which Pendal acts as the lead manager. These services are provided on normal commercial fee terms. We have independent oversight controls to ensure that these connected clients are treated in the same way as all other mandates for the particular strategy and that these inter-affiliate services are handled in line with the firm's systems and controls related to order execution.

Separate teams / timing of investment decisions / executions

JOHCM acts as discretionary investment manager for a number of separate publicly available funds and segregated institutional accounts. The investment mandates for these clients are such that a particular investment will be suitable for inclusion in a number of different portfolios.

Each strategy is managed by a named senior fund manager, or by a senior fund manager and deputy/ies, or by named co-lead managers. It is a key part of the group's decentralized investment philosophy that these investment teams have the freedom, subject to agreed mandate restrictions, to make their own investment decisions.

Subject to any particular size or other constraints such as risk appetite contained in client mandates the proposed participation in an investment will be in proportion to the relative size of the portfolios managed by that investment team. The timing of decisions made by that investment team will also be influenced by any inflows to or outflows from the portfolios they manage. It is also of note that a different investment team may make different decisions or make similar decisions at different times in respect of the same investment.

All of these factors may result in different investment outcomes among investment strategies, and among mandates managed by the same investment team. JOHCM has policies in place to address the potential for conflict that this creates, that are designed to ensure the fair allocation of investment opportunities among clients. Compliance with these policies is reviewed ex post by various means, including performance dispersion analysis and monitoring order handling.

Basis of remuneration—the firm and fund managers

The basis of JOHCM's remuneration, which is recorded in the agreements with individual clients, may be different for different types of client portfolios. The percentage rate for the annual management charge is not the same for all portfolios and in many cases there will also be a performance fee payable, which may be calculated on differing bases for different types of portfolios e.g. OEIC, mutual fund or segregated account. Thus, different portfolios in the same strategy may attract different fee levels.

It is therefore important to ensure that these differing fees for the firm, and in some cases the particular fund manager, do not lead to similar portfolios being treated unfairly, with one being favored or disadvantaged relative to any other. The policies and monitoring programme referred to above relating to fair allocation of investment opportunities are also important safeguards in managing this potential for conflict.

The remuneration of the individual fund managers is a combination of some or all of a salary, a share of performance fees earned by the firm from the portfolios they manage, the management fees earned on their particular strategy, and that which derives from their equity interest in the Pendal Group.

The remuneration of individual JOHCM employees is independently overseen by the Remuneration Committee of J O Hambro Capital Management Holdings Limited in accordance with a Remuneration Policy that is designed to promote alignment of individual fund managers' interests with their clients' and to meet the FCA Rules and standards.

Inside Information

The misuse of inside information amounts to a breach of the SEC regulations and FCA Rules and in some cases may be a criminal offence. It creates an inherent conflict of interest because it gives the holder of the information an unfair advantage over other market participants who do not have that knowledge.

JOHCM's fund managers are encouraged to analyze and meet with those companies in which they invest on behalf of their clients, but most do not actively seek out inside information. Other employees within the firm may also inadvertently learn of facts or circumstances that amount to inside information, whether in the course of their work, or otherwise. The firm has various safeguards in place that are designed to protect clients and other market participants against this potential for conflict, including staff training on the issue and a policy that requires any employee in receipt of inside information to report it immediately to Compliance. This results in an embargo on further orders being placed in the securities of the relevant company by all JOHCM investment teams, whether or not they are themselves in actual receipt of the inside Information.

Emulation mandates

In negotiating agreements with clients for such mandates we seek to include an appropriate disclosure of this potential for conflict.

Identification and Correction of Errors

The risk of conflict of interest is inherent in any scenario where an error has potentially been made, but we confront this risk firstly by promoting a culture of collaboration, transparency and fairness in the analysis and correction of any error. We have established procedures to ensure any such incident is effectively escalated, that JOHCM takes appropriate action to correct the accounts of any clients adversely affected by the issue, and also learns from the incident and strengthens controls, including by providing additional training where appropriate, to minimize the risk of recurrence.

Our policy is that clients should be compensated for all direct monetary losses that they may suffer as a result of any error.

There may be occasional situations, e.g., in the case of an accounting or administrative error, where a client receives from us a duplicate payment or other monetary gain to which it is not rightfully or ordinarily entitled. In that type of situation, we would expect to reclaim the amount erroneously paid. However, where an error on our part results in a profit for the client's account, we would not seek to claim that profit and it would accrue to the client.

Procurement of investment research

With effect from 3 January 2018 JOHCM pays for all investment research out of its own resources.

JOHCM has controls in place designed to ensure that the only research consumed is research that we pay for, and that any other information or commentary about securities, markets or investing that we receive for free is simply 'generic information' in line with the FCA Rules. These controls aim to mitigate the risk that 'free' research may create an inducement in the context of the firm's relationship with the research provider.

Valuation of suspended/illiquid/unquoted positions

To avoid the conflict of interest inherent in valuing our clients' portfolios, JOHCM never acts as the pricing agent of record. Pricing of all JOHCM funds is undertaken by the funds' independent third-party administrators using quoted market price feeds, and portfolios managed for separate account clients are officially priced by the clients' independently appointed custodians or accounting agents. The pricing that JOHCM carries out is therefore essentially to assist fund managers in managing their clients' portfolios.

JOHCM may however give pricing recommendations to a client and/or its pricing agent where, for example, market quotations are not readily available for a security in the client's portfolio or where the price from the external source does not in our view represent its fair value. To manage the risk of conflict of interest in such situations, JOHCM operates a Valuation and Pricing Committee, the members of which are part of the firm's senior management and are independent of investment decision-making.

Relationships with Service Providers

From time to time, JOHCM may engage a service provider on its own behalf that is also a client of the firm, or an investor in or distributor of the firm's products. In such cases, JOHCM aims to ensure that the selection of any such service provider is made on an independent basis through a comparison of the available services from multiple potential service providers and by selecting the most suitable provider based upon the overall needs of the firm.

JOHCM may also from time to time enter into a client or distributor relationship with a party that is also a service provider to the firm, or such a party may become an investor in a JOHCM fund. In any such case, JOHCM must ensure that the terms of the relationship are consistent with its duty to treat clients and investors fairly.

Outside Business Interests

There is a clear potential for conflict of interest where employees pursue other business activities outside their main employment. JOHCM's standard employment contract therefore requires the employee to obtain prior written consent for any outside business interests. Such external appointments are rare.

Directors are also subject to particular statutory and policy driven obligations in managing any conflicts of interest which may arise or exist within their role.

Inducements

MiFID II explicitly prohibits firms providing portfolio management or advisory services to clients from receiving any monetary benefits from any third party in connection with those services. It is not part of JOHCM's business model to receive payments of this kind. However, if any such benefit were to be received, arrangements would be made to ensure its transfer to the relevant client(s) as soon as possible.

Compliance with this inducement ban is a condition of any approval by the firm to enter into any new relationship or to change the terms of an existing relationship, which in either case, would entail JOHCM paying a monetary benefit.

MiFID II does allow firms such as JOHCM to receive non-monetary benefits provided they are minor and acceptable under the FCA Rules. We have policies and procedures in place to assess all such benefits, notably in the context of gifts and entertainment and the receipt of generic information on financial instruments.

Gifts and Entertainment

The giving and receiving of gifts or entertainment are subject to the Group's policy, which is designed to ensure that staff do not offer or give, solicit or accept any inducement which is likely to conflict with their duties to clients or would be in breach of any statutory or regulatory restrictions.

Employee Personal Dealing

To manage the obvious risk of conflict of interest arising in this area, all employees are made subject to the Group's Employee Dealing Rules which place clear parameters on how and when they may deal in securities for their own account and their immediate families and include regular reporting of personal transactions and holdings.

JPMIM

Compensation. SIMC pays JPMIM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between JPMIM and SIMC. JPMIM pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended May 31, 2022.

JPMorgan's compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client's risk/return objectives; and (3) adherence with JPMorgan's compliance, risk and regulatory procedures.

Feedback from JPMorgan's risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise of up to 60% of overall incentive compensation, depending on an employee's pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units ("RSUs"). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan's Mandatory Investor Plan ("Mandatory Investment Plan"). The Mandatory Investment Plan provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager's pay with that of their client's experience/return. 100% of the portfolio manager's long-term incentive compensation is eligible for Mandatory Investment Plan and, depending on the level of compensation, 50% is aligned with the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

Ownership of Fund Shares. As of May 31, 2022, the portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of May 31, 2022, in addition to the High Yield Bond Fund, JPMIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies**			Other Pooled Investment Vehicles**		Other Accounts**
Portfolio Manager†	Number of Accounts		Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)
Robert Cook	13		$9,633,260	11	$18,882,570	35	$7,539,957
	2	*	$34,140	0	$0	0	$0
Thomas Hauser	17		$41,087,019	14	$27,115,150	33	$6,675,714
	1	*	$27,811	0	$0	0	$0

None of these accounts are subject to a performance-based advisory fee.

*  The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

†  JPMIM utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the High Yield Bond Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates ("JPMorgan Chase") perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the High Yield Bond Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the High Yield Bond Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the High Yield Bond Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the High Yield Bond Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the High Yield Bond Fund's objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan's Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan's and its affiliates' duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

KBIGI (North America)

Compensation. SIMC pays KBIGI (North America) a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between KBIGI (North America) and SIMC. KBIGI (North America) pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2022.

The portfolio managers and key executives have a number of different components to compensation which offers very strong combination of incentivisation and retention. These components strongly align key employees with clients and the firm's majority shareholder. KBIGI (North America) believes they compare very favorably with other firms within the industry. These components are set out below:

Base Salary: Benchmarked to industry.

Annual Bonus: For portfolio managers, the bonus amount paid is based predominantly on relative investment performance for the relevant strategies/funds assessed over 1, 2 and 3 year rolling numbers. This ensures a longer term investment perspective rather than a year by year focus. Key employees are obliged to take a proportion of the annual bonus in parent company equity which is then locked in for three years. If the executives cease employment with the firm, a portion of this equity is forfeited.

Profit Share: The overall company pool for profit share is determined by the profitability of KBIGI (Dublin). 30% of Profit before Tax is set aside to fund the Annual Bonus and Profit Share. Any funds remaining after annual bonus awards are distributed among selected key employees. Payments under the profit sharing scheme are through a combination of cash, parent company equity and units in KBIGI (North America) funds. Equity and fund holdings are held in trust for a three -year period. If the executives cease employment with the firm, a portion of this equity is forfeited.

Equity Participation: Following completion of the acquisition of the majority shareholding by Amundi employees held a 12.5% equity stake in the business. If the employee shareholders were to leave within five years of completion this holding would have been subject to forfeiture provisions. After year five there are put and call structures in place to enable employees to sell the holding on a phased basis over a multi-year period.

Retention is supported by the firm's compensation program but is also achieved by giving talented people autonomy to pursue their investment beliefs in a healthy and forward looking commercial environment.

Ownership of Fund Shares. As of June 30, 2022, KBIGI (North America)'s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the Emerging Markets Equity Fund, KBIGI (North America)'s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Gareth Maher	1	$0.2	11	$0.9	16	$7.5
David Hogarty	1	$0.2	11	$0.9	16	$7.5
Ian Madden	1	$0.2	11	$0.9	16	$7.5
James Collery	1	$0.2	11	$0.9	16	$7.5
John Looby	1	$0.2	11	$0.9	16	$7.5
Massimiliano Tondi, CFA, FRM	1	$0.2	11	$0.9	16	$7.5

None of these accounts are subject to a performance-based advisory fee.

†  KBIGI (North America) utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. KBIGI (North America)'s portfolio managers' management of other accounts (collectively, the "KBIGI Other Accounts") may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity Fund's investments, on the one hand, and the investments of the KBIGI Other Accounts, on the other. The KBIGI Other Accounts might have similar investment objectives as the Emerging Markets Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Equity Fund. KBIGI (North America) does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, KBIGI (North America) believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of KBIGI (North America)'s portfolio managers' day-to-day management of the Emerging Markets Equity Fund. Because of their positions with the Emerging Markets Equity Fund, the portfolio managers know the size, timing and possible market impact of Emerging Markets Equity Fund trades. It is theoretically possible that KBIGI (North America)'s portfolio managers could use this information to the advantage of the KBIGI Other Accounts they manage and to the possible detriment of the Emerging Markets Equity Fund. However, KBIGI (North America) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of KBIGI (North America)'s portfolio managers' management of the Emerging Markets Equity Fund and KBIGI Other Accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors KBIGI Other Accounts over the Emerging Markets Equity Fund. This conflict of interest may be exacerbated to the extent that KBIGI (North America) or its portfolio managers receive, or expect to receive, greater compensation from their management of the KBIGI Other Accounts (many of which receive a base and incentive fee) than from the Emerging Markets Equity Fund.

Notwithstanding this theoretical conflict of interest, it is KBIGI (North America)'s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, KBIGI (North America) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while KBIGI (North America)'s portfolio managers may buy for KBIGI Other Accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Equity Fund, such securities might not be suitable for the Emerging Markets Equity Fund given its investment objectives and related restrictions.

Lazard

Compensation. SIMC pays Lazard a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Lazard and SIMC. Lazard pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended June 30, 2022.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (generally as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Fund Shares. As of June 30, 2022, Lazard's portfolio managers did not beneficially own any shares of the World Equity Ex-US and Screened World Equity Ex-US Funds.

Other Accounts. As of June 30, 2022, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, Lazard's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Louis Florentin-Lee	11		$24,604	13	$3,147.1	111		$6,489.2
	2	*	$18,797.1	0	$0	0		$0
Barnaby Wilson, CFA	6		$266.3	12	$2,985.7	43		$3,697.3
Mark Little	8		$5,818.7	9	$3,884.9	43		$7,607.4
Robin Jones	8		$7,200.4	11	$5,210.9	45		$10,329.3
Robert Failla, CFA	14		$12,787	16	$5,283.2	168		$19,673
	1	*	$4,931	0	$0	3	*	$242.1

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the World Equity Ex-US and Screened World Equity Ex-US Funds may invest or that may pursue a strategy similar to World Equity Ex-US and Screened World Equity Ex-US Funds' investment strategies implemented by Lazard (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the World Equity Ex-US and Screened World Equity Ex-US Funds are not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, the World Equity Ex-US and Screened World Equity Ex-US Funds are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the World Equity Ex-US and Screened World Equity Ex-US Funds and Similar Accounts, including the following:

  1.  Similar Accounts may have investment objectives, strategies and risks that differ from those of the World Equity Ex-US and Screened World Equity Ex-US Funds. In addition, the World Equity Ex-US and Screened World Equity Ex-US Funds are registered investment companies, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the World Equity Ex-US and Screened World Equity Ex-US Funds and the corresponding Similar Accounts, and the performance of securities purchased for the World Equity Ex-US and Screened World Equity Ex-US Funds may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

  2.  Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

  3.  Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the World Equity Ex-US and Screened World Equity Ex-US Funds. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds.

  4.  Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the World Equity Ex-US and Screened World Equity Ex-US Funds.

  5.  The portfolio managers noted with an * in the table above manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the World Equity Ex-US and Screened World Equity Ex-US Funds.

  6.  Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the World Equity Ex-US and Screened World Equity Ex-US Funds, which could have the potential to adversely impact the World Equity Ex-US and Screened World Equity Ex-US Funds, depending on market conditions. In addition, if the World Equity Ex-US and Screened World Equity Ex-US Funds' investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the World Equity Ex-US and Screened World Equity Ex-US Funds' and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the World Equity Ex-US and Screened World Equity Ex-US Funds to the extent it invests "long" in the same or similar securities whose market values fall as a result of short-selling activities.

  7.  Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the World Equity Ex-US and Screened World Equity Ex-US Funds, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the World Equity Ex-US and Screened World Equity Ex-US Funds or the price paid or received by the World Equity Ex-US and Screened World Equity Ex-US Funds.

  8.  Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), Lazard will generally allocate Limited Offering shares among client accounts, including the World Equity Ex-US and Screened World Equity Ex-US Funds, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Leeward

Compensation. SIMC pays Leeward a fee based on the assets under management of the Small Cap II Fund as set forth in an investment sub-advisory agreement between Leeward and SIMC. Leeward pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap II Fund. The following information relates to the period ended June 30, 2022.

Portfolio managers and other investment team members at Leeward are compensated through a combination of base salary, incentive bonus and equity ownership. Leeward's base salaries are competitive within the industry. Leeward's incentive bonus plan for these investment personnel is a revenue-share model based on strategy performance relative to a peer group universe of institutional managers. Incentive bonuses are not calculated on specific client or specific fund assets. Investment team members are also equity owners at Leeward, which further aligns investment team incentives with client success.

Ownership of Fund Shares. As of June 30, 2022, Leeward's portfolio managers did not beneficially own any shares of the Small Cap II Fund.

Other Accounts. As of June 30, 2022, in addition to the Small Cap II Fund, Leeward's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
R. Todd Vingers, CFA	6	$1,293.1	20	$522.9	32	$946.7
Jay C. Willadsen, CFA	6	$1,293.1	20	$522.9	32	$946.7

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Leeward's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Small Cap II Fund and may also have a performance-based fee. The side-by-side management of these funds and other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Leeward has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by Leeward personnel for their own accounts potentially could conflict with the interest of clients. Leeward has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

LGIM America

Compensation. SIMC pays LGIM America a fee based on the assets under management of the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds as set forth in an investment sub-advisory agreement between LGIM America and SIMC. LGIM America pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds. The following information relates to the period ended June 30, 2022.

LGIM America offers employees a comprehensive compensation package including a competitive base salary, discretionary bonus and a complete benefits package.

Portfolio manager bonuses within our Active Fixed Income Investment Area are predominantly tied, on a formulaic basis, to the performance of their portfolios against a relevant peer group or index. If a portfolio's performance is above a specified hurdle, a bonus payment may be triggered, which may increase with the relative outperformance up to a maximum level. If performance is below the hurdle, a portfolio's performance will not generate a bonus payment. Hurdles consider the expected risk profile of a portfolio, ensuring that portfolio managers are taking appropriate risks. These hurdles are applied to portfolio performance over one, three, and five years, to focus portfolio managers on long-term performance of a portfolio rather than strictly focusing on short-term performance.

The remainder of bonus potential is determined on a discretionary basis based on such factors as client retention, new business, ongoing profitability of the business, as well as conduct and behaviors (including the approach to risk controls). This portion of bonus awards varies according to the individual's degree of contribution to this process and the team's success in meeting its targets. The remainder of bonus potential is determined on a discretionary basis based on such factors as client retention, new business, ongoing profitability of the business, as well as conduct and behaviors (including the approach to risk controls). This portion of bonus awards varies according to the individual's degree of contribution to this process and the team's success in meeting its targets.

Analysts are rewarded in recognition of their overall contribution to the team, with a portion of their variable compensation linked to the relative performance of the portfolios they support. Bonuses are discretionary as their performance metrics are not as easily captured as those of the portfolio managers.

For retention purposes, a portion of investment professional variable pay above a defined level is awarded in shares of Legal & General Group and deferred over a three-year period.

LGIM America believes this incentive structure of focusing on long-term performance and setting a performance hurdle strongly aligns the interest of portfolio managers and our clients. Portfolio managers are incentivized to generate outperformance according to the guidelines and objectives of a portfolio.

LGIM America's policy is to pay competitive salaries commensurate to reflect the qualifications, skills and performance of our employees and review these annually. LGIM America uses a range of market information to compare salaries and benefits with the external market on an annual basis. Surveys are carried out to ensure that employees are paid appropriately for all roles, at all levels within the company. Compensation is reviewed and approved on a regular basis by the Legal & General Group Remuneration Committee to ensure that employee interests are appropriately aligned with both the needs of clients and the profitable growth and success of the business.

Performance is measured on pre-tax performance. The performance benchmark is based on the strategy benchmark.

Ownership of Fund Shares. As of June 30, 2022, LGIM America's portfolio managers did not beneficially own any shares of the Long Duration, Long Duration Credit or Intermediate Duration Credit Funds.

Other Accounts. As of June 30, 2022, in addition to the Long Duration, Long Duration Credit and Intermediate Duration Credit Funds, LGIM America's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Portfolio Manager Team	2	$0.042	5	$4.750	132	$40.518

None of these accounts are subject to a performance-based advisory fee.

†  The portfolio managers—John Bender, CFA, Patrick Dan, Jordan Bond, Tim Bacik, CFA, and Jeff Koch, CFA—use a team approach to manage LGIM America's portfolios. In total the team manages over 130 accounts across its credit strategies. This number does not include non-discretionary assets managed for LGIM America's affiliate.

Conflicts of Interest. Legal & General Group PLC has adopted a policy for group companies (the "Group Policy") for the identification and management of conflicts of interest. The Group Policy is stored on the Legal & General Group intranet under Group Policies and Procedures. It applies to Legal & General Group PLC companies. LGIM America also has its own Conflicts of Interest Policy consistent with the applicable regulatory requirements (in particular, Rule 206(4)-7 under the Advisers Act. To the extent that the Group Policy conflicts with LGIM America's policies, LGIM America's requirements under the Advisers Act control. Under the Group Policy, companies must: (i) pay due regard to the interests of their customers and treat them fairly; and (ii) manage conflicts of interest fairly whether they are between the company and its customers or between customers.

Advisers Act Rule 206(4)-7 requires, inter alia, that LGIM America identify material conflicts and the means to resolve them, record them, disclose the conflicts and resolution procedures, as required, amend the Conflicts Log when a matter arises, obtain client consent when and if required and resolve conflicts when they arise. LGIM America must be prepared for the possibility that when a conflict arises and the procedure that is used to address the conflict fails to resolve it, LGIM America might, absent client consent, cease to act.

LGIM America has adopted this policy and procedures and instituted a framework for: (i) identifying the facts and circumstances between LGIM America and its clients, and affiliates of LGIM America and its clients, that give rise to conflicts; (ii) assessing the materiality of such conflicts; (iii) devising conflicts resolution policies and procedures to address conflicts in a manner that is fair and equitable to LGIM America and its clients and does not disadvantage a client relative to LGIM America; (iv) maintaining a log of conflicts and the means by which LGIM America addresses and resolves conflicts; and (v) disclosing conflicts, when and as required (Form ADV and offering document disclosure requirements.

The LGIM America Legal and Governance, Risk and Compliance Team (the "LGRC Team") is responsible for reviewing LGIM America's activities and operations to identify the conflicts of interest that exist that may create risk exposure for LGIM America and its clients. Also, a review and event-driven reviews of conflicts will be made by the LGRC Team as the business model changes (e.g. regulatory, legal or market developments) and in the light of new initiatives are implemented. Identified conflicts will be escalated to the Risk Oversight Committee ("ROC"), if necessary. These reviews are intended to determine whether the development or initiative may give rise to conflicts or require modifications to existing procedures intended to mitigate conflicts. When conducting this review, the LGRC Team, and if necessary the ROC, shall consider the various factors, activities and others details that are deemed to be relevant. LGIM America's Conflicts of Interest Policy provides a framework for the types of questions that should be considered, but is not intended to cover all of the factors to be considered when determining whether a conflict exists.

Procedures to Address Conflicts of Interest

LGIM America has policies and procedures reasonably designed so that conflicts are addressed in a manner that is in the best interests of its clients. LGIM America discloses conflicts in Form ADV Part 2A and fund offering documents, as required under applicable regulations. LGIM America obtains client consent when and if required. The LGRC Team provides advice on conflict identification and resolution on an ongoing basis. As noted above, the LGRC Team and the ROC review on an annual basis and periodically during the year LGIM America's conflicts policies and procedures to evaluate whether modifications to policies or procedures are needed for changes in circumstances or experiences.

If the LGRC Team or the ROC determine that LGIM America does not have a policy and procedure in place to address a particular conflict of interest that arises or if the resolution of a conflict appears not to be working or is inadequate, then LGIM America prepares supplemental policies and procedures that are designed to address that issue in a manner that is fair and equitable for clients and does not disadvantage a client relative to LGIM America, and that complies with regulatory requirements. The Chief Compliance Officer presents any such new or updated policies and procedures to the LGIM America Board not less than annually. LGIM America does not commence any arrangement or initiative that involves a conflict of interest unless such conflict of interest has been resolved or appropriately mitigated or controlled.

Disclosing the Conflict of Interest

The LGRC Team and the business are responsible for ensuring that, where a conflict arises, the resolution procedure is implemented without delay to address the conflict. The conflict and the resolution are monitored and a record of the conflict is kept in LGIM America's Conflicts Log. Where the conflict is not resolved, the business notifies the Chief Compliance Officer or the ROC, who may escalate to the Chief Executive Officer or the Executive Committee. If necessary, the Chief Compliance Officer then takes the necessary steps to ensure that the business discloses the nature and/or source of the conflict(s) to clients and/or secures consent; the disclosure of which could be appropriate through a special disclosure document provided separately to clients, through LGIM America's Form ADV Part 2A, or via such other method as LGIM America, in its discretion, may deem appropriate.

The Chief Compliance Officer is responsible for reviewing LGIM America's Form ADV, all investment management agreements and any other document to ensure whether the disclosure is sufficient to describe the conflict and resolution procedure.

Los Angeles Capital

Compensation. SIMC pays Los Angeles Capital a fee based on the assets under management of the Small Cap and Small Cap II Funds as set forth in an investment sub-advisory agreement between Los Angeles Capital and SIMC. Los Angeles Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small Cap II Funds. The following information relates to the period ended June 30, 2021.

Los Angeles Capital's portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of Los Angeles Capital's compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.

Each of Los Angeles Capital's portfolio managers receives a base salary fixed from year to year. In addition, portfolio managers participate in the Los Angeles Capital's profit sharing plan. The aggregate amount of the contribution to Los Angeles Capital's profit sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation. Each of the portfolio managers also is a shareholder of Los Angeles Capital and receives compensation based upon Los Angeles Capital's overall profits. Certain portfolio managers are also eligible to receive a discretionary bonus from Los Angeles Capital.

Ownership of Fund Shares. As of June 30, 2021, Los Angeles Capital's portfolio managers did not beneficially own any shares of the Small Cap or Small Cap II Funds.

Other Accounts. As of June 30, 2021, in addition to the Small Cap and Small Cap II Funds, Los Angeles Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Hal W. Reynolds, CFA	14		$7,799	15		$5,743	48		$15,594
	1	*	$4,260	4	*	$1,079	7	*	$10,727
Daniel E. Allen, CFA	10		$2,775	15		$5,743	34		$15,572
	0		$0	4	*	$1,079	7	*	$10,727
Kristin Ceglar, CFA	3		$4,485	4		$720	17		$11,485
	1	*	$4,260	1	*	$126	4	*	$9,047

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Los Angeles Capital has adopted policies and procedures, including brokerage and trade allocation policies and procedures, which Los Angeles Capital believes are reasonably designed to monitor and prevent the firm from inappropriately favoring one account over another. Procedures adopted by Los Angeles Capital seek to treat all clients fairly and equally over time and mitigate conflicts among accounts. Client accounts are managed independent of one another in accordance with client specific mandates, restrictions, and instructions as outlined in the client's investment management agreement, and such restrictions and instructions are monitored for compliance with the client's investment guidelines.

Side-by-side management can result in investment positions or actions taken for one client account that differ from those taken in another client account. Accordingly, one client account can engage in short sales of or take a short position in an investment that at the same time is owned or being purchased long by another client account. These positions and actions can adversely affect or benefit different clients at different times.

Los Angeles Capital manages client accounts that have different investment strategies, objectives, restrictions, constraints, launch dates, and overlapping benchmark constituents. Given these customizations and differences, it is possible that Los Angeles Capital may be purchasing or holding a security for one account and simultaneously selling the same security for another account. However, simultaneously purchasing and selling the same security in the same account ("wash trades") is prohibited. Additionally, it is possible for Los Angeles Capital to purchase or sell the same security for different accounts during the same trading day but at differing execution prices.

The decision as to which accounts participate in an investment opportunity will take into account, among other things, the quantitative model's outlook on the account's strategy, the account's investment guidelines, and risk metrics. Furthermore, global accounts' orders are sent to the market simultaneously subject to prevailing market conditions, client flows, and liquidity. Emerging markets account orders are aggregated during account rebalances, but Los Angeles Capital is not required to do so.

Los Angeles Capital's proprietary optimization-based software for trading client portfolios complements Los Angeles Capital's approach to stock selection and uses real-time market prices to parse the master ("parent") order lists into a sub-list or "child" order lists, for execution by agency brokers. For accounts traded using the firm's trade optimization technology, real-time market prices are the primary creation determinant in each child order. Therefore, names traded for one account (or group of accounts) may result in different execution prices than a name traded for another account (or group of accounts). The firm's trade optimization technology is currently available in the Americas only.

While each client account is managed individually, with trade allocation determined prior to placing each trade with the broker. Los Angeles Capital may, at any given time, purchase or sell the same security in a block that is allocated among multiple accounts. Los Angeles Capital will generally execute transactions for clients on an aggregate basis when it believes that to do so would allow it to obtain best execution and remain consistent with the account's investment guidelines. As such, Los Angeles Capital, from time to time, evaluates account trade lists for sizable or potentially illiquid transactions that may be aggregated among several concurrent account rebalances. There are a number of variables that can influence a decision to aggregate purchases or sales into a block, including but not limited to, order size, liquidity, client trading directives, regulatory limitations, round lot requirements, and cash flows. When there is decision making on whether to include or exclude certain accounts from a block transaction, there is always the potential for conflicts of interest. Furthermore, the effect of trade aggregation may work on some occasions to the account's disadvantage. Los Angeles Capital's policies and procedures in allocating trades are structured to treat all clients fairly. Los Angeles Capital is not required to aggregate any particular trade. For example, an account with directed brokerage may not participate in certain block trades.

The firm's strategies predominantly invest in liquid common stocks. Based on a variety of factors including the strategy, guidelines, and turnover goals employed by each account, Los Angeles Capital determines the trading frequency of an account. Most accounts currently trade at least semi-monthly and others may trade more or less frequently depending on such things as turnover goals, market conditions and other factors unique to the strategy or markets in which they are invested. While the firm reserves the right to update its trading strategy, currently, in a typical week, Los Angeles Capital will begin by trading its U.S. strategy accounts followed by its non-U.S. strategy accounts U.S. strategy account rebalances generally begin on the same day each week, while non-U.S. strategy account rebalances may be regularly rotated over several days. Los Angeles Capital's proprietary accounts, which are primarily invested in liquid, benchmark securities, may be traded in rotation with client accounts or on a particular day of the week depending on liquidity, size, model constraints, and resource constraints. The order of account rebalances may work on some occasions to the account's advantage or disadvantage.

Los Angeles Capital's portfolio managers manage accounts that are charged a performance-based fee alongside accounts in the same strategy with standard asset-based fee schedules. While performance-based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities, Los Angeles Capital has designed and implemented procedures that seek to treat all clients fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities. Management and performance fees inure to the benefit of Los Angeles Capital as a whole and not to specific individuals or groups of individuals. Further, Los Angeles Capital employs a quantitative investment process which utilizes Los Angeles Capital's proprietary investment model technology to identify securities and construct portfolios.

Los Angeles Capital has adopted a Code of Ethics that includes procedures on ethical conduct and personal trading and requires pre-clearance authorization from both the Trading and Compliance and Regulatory Risk Departments for certain personal security transactions. Nonetheless, because the Code of Ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Employee trading is monitored under the Code of Ethics, and is designed to reasonably identify and prevent conflicts of interest between the firm and its clients. Investment personnel of Los Angeles Capital or its affiliate may be permitted to be commercially or professionally involved with an issuer of securities. There is a potential risk that Los Angeles Capital personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Los Angeles Capital clients. Before engaging in any outside business activity, employees must obtain approval of the CCO as well as other personnel. Any potential conflicts of interest from such involvement are monitored for compliance with Los Angeles Capital's Code of Ethics. The Code of Ethics also governs employees giving or accepting gifts and entertainment.

LSV

Compensation. SIMC pays LSV a fee based on the assets under management of the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds as set forth in an investment sub-advisory agreement between LSV and SIMC. LSV pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds. The following information relates to the period ended June 30, 2022.

LSV's portfolio managers' compensation consists of a fixed salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds.

Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group. The portfolio managers' compensation is not tied to any one account, including the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds, and bonuses are not awarded or calculated based upon performance.

Ownership of Fund Shares. As of June 30, 2022, LSV's portfolio managers have the opportunity to participate in the 401(k) plan sponsored by SEI Investments. Such plan could utilize some of the funds offered by the Trust. As such, as of the end of the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility,

Global Managed Volatility and World Select Equity Funds' most recently completed fiscal year, LSV's portfolio managers may beneficially own shares of the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds.

Other Accounts. As of June 30, 2022, in addition to the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds, LSV's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Josef Lakonishok, Ph.D.	29	$14,891	62		$21,430	334		$51,684
	0	$0	7	†*	$1,752	65	*	$11,595
Menno Vermeulen, CFA	29	$14,891	62		$21,430	334		$51,684
	0	$0	7	†*	$1,752	65	*	$11,595
Puneet Mansharamani, CFA	29	$14,891	62		$21,430	334		$51,684
	0	$0	7	†*	$1,752	65	*	$11,595
Greg Sleight	29	$14,891	62		$21,430	334		$51,684
	0	$0	7	†*	$1,752	65	*	$11,595
Guy Lakonishok, CFA	29	$14,891	62		$21,430	334		$51,684
	0	$0	7	†*	$1,752	65	*	$11,595
Jason Karceski, Ph.D.	4	$1,339	3		$1,278	11		$679

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  These accounts are Limited Partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other pooled investment vehicles. The other accounts might have similar investment objectives as the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, LSV does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LSV believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds. Because of their positions with the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds, the portfolio managers know the size, timing and possible market impact of Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds. However, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select

Equity Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds. This conflict of interest may be exacerbated to the extent that LSV or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds. Notwithstanding this theoretical conflict of interest, it is LSV's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds, such an approach might not be suitable for the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds given their investment objectives and related restrictions.

The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. LSV uses a proprietary quantitative investment model to manage all of LSV's accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, LSV's Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocations of partially-filled block trades, including allocations to accounts or funds with performance-based fees or in which employees may be invested, to confirm consistency with LSV's policies and procedures.

LSV provides model portfolios to a number of clients, (each a "Model Adviser" and collectively the "Model Advisers") including SIMC, a wholly-owned subsidiary of SEI. These model portfolios are currently utilized in relation to a managed account program and several registered investment company sub-advisory relationships and may be offered in additional ways in the future. The model portfolios utilize some of the same strategies that are offered to LSV's other accounts. After LSV has provided the model portfolio to the Model Adviser, both initially and at each rebalance of the model portfolio, the Model Adviser or its delegates determine the timing and manner of purchase or sale with respect to the model portfolio recommendations. Some Model Advisers may generally implement the model portfolio recommendations as provided by LSV, while others may retain complete discretion as to the extent to which the model recommendations are implemented. The portfolio management team maintains a calendar of rebalance dates for the model portfolios similar to other LSV portfolios. In order to seek to ensure the fair treatment of all clients, LSV provides model portfolios to the Model Advisers on a staggered schedule relative to our other portfolios, so that the Portfolio Management Team delivers the model portfolios on a rebalance schedule that differs from the rebalance schedule of the other portfolios. As a result, the model portfolios may experience different account performance, including potentially less favorable prices, than LSV's accounts that it trades directly. However, the same software and procedures that are used for other LSV portfolios are also used with respect to the model portfolios. In addition, the model portfolios are constructed based on the most up-to-date rankings in LSV's quantitative investment model. LSV's policies require that the Chief Compliance Officer be made aware of any changes to this process.

On a quarterly basis, LSV's Forensic Testing Committee reviews a report which shows the timing of the submission of the model portfolios with respect to the rebalancing of certain portfolios in applicable strategies actively managed by LSV and the timing of the submission of model portfolios in the same strategies sent to the Model Advisers to be used to rebalance the applicable model portfolios.

LSV or its funds may contract for services with an entity or person with whom LSV or its employees has a relationship or from which LSV or its employees otherwise derives financial or other benefits. The existence of and nature of such relationships raises conflicts of interest between LSV and/or its employees, on the one hand, and LSV's clients and funds, on the other hand, in determining whether to engage such service providers and, if engaged, on what terms and conditions. LSV or its employees may, because of its or such person's financial or other benefits, have an incentive to engage a service provider even if a different entity or person is more qualified to provide the applicable services and/or can provide such services at a lesser cost. These entities are subject to the same vendor management policies and procedures that apply to all third party vendors, which are designed to manage any such conflict, including an annual review by persons at LSV that do not have such a conflict. For example, LSV currently has a relationship with a data services provider in which certain of LSV's employees have a minority investment. The services are provided directly to and paid for by LSV and not any client or fund. LSV believes the services offered by the provider are at least as good as or better than the services provided by the provider's competitors and that the provider's services have comparable (or in some cases, more desirable) terms and conditions.

Mackenzie

Compensation. SIMC pays Mackenzie a fee based on the assets under management of the Large Cap Disciplined Equity and World Select Equity Funds as set forth in an investment sub-advisory agreement between Mackenzie and SIMC. Mackenzie pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity and World Select Equity Funds. The following information relates to the period ended June 30, 2022.

Mackenzie's portfolio managers are paid fixed and variable compensation. Such variable compensation is calculated by reference to: (i) a peer relative ranking that the portfolio managers achieve in the relevant strategy, and (ii) sales related factors. The peer relative ranking element is determined by comparing the performance (net of non-reclaimable withholdings taxes) of a representative account in the relevant strategy against the investment performance generated by peer investment managers in similar strategies.

Ownership of Fund Shares. As of June 30, 2022, Mackenzie's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity and World Select Equity Funds.

Other Accounts. As of June 30, 2022, in addition to the Large Cap Disciplined Equity and World Select Equity Funds, Mackenzie's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Arup Datta, CFA	0	$0	30	$3,512	0	$0
Nicholas Tham, CFA	0	$0	30	$3,512	0	$0

None of the accounts listed above are subject to a performance-based advisory fee.

†  Mackenzie utilizes a team-based approach to portfolio management, and each of the portfolio managers listed in the table is jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. Conflicts may arise in situations where the interests of Mackenzie and those of the Large Cap Disciplined Equity and World Select Equity Funds are inconsistent. For example, a conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Large Cap Disciplined Equity and World Select Equity Funds, which may have different investment guidelines and objectives. In addition to the Large Cap Disciplined Equity and World Select Equity Funds, these accounts may include accounts of private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Mackenzie's management of the Large Cap Disciplined Equity and World Select Equity Funds and other accounts, which, in theory, may allow Mackenzie to allocate investment opportunities in a way that favors other accounts over the Large Cap Disciplined Equity and World Select Equity Funds. This conflict of interest may be exacerbated to the extent that Mackenzie or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts than the Large Cap Disciplined Equity and World Select Equity Funds. Mackenzie (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Large Cap Disciplined Equity and World Select Equity Funds. To the extent a particular investment is suitable for both the Large Cap Disciplined Equity and World Select Equity Funds and the other accounts, such investments will be allocated between the Large Cap Disciplined Equity and World Select Equity Funds and the other accounts on a pro rata basis. If a pure pro-rata allocation is not feasible, allocations are made on an otherwise fair and equitable basis.

Generally, Mackenzie takes steps to identify all existing material conflicts of interest and those that are reasonably expected to arise. To address and manage these conflicts, Mackenzie maintains policies and procedures to ensure that the firm manages all accounts in a manner consistent with the fiduciary duties Mackenzie owes its clients and with all applicable laws.

Maj Invest

Compensation. SIMC pays Maj Invest a fee based on the assets under management of the World Select Equity Fund as set forth in an investment sub-advisory agreement between Maj Invest and SIMC. Maj Invest pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Select Equity Fund. The following information relates to the period ended June 30, 2022.

Ownership of Fund Shares. As of June 30, 2022, Maj Invest's portfolio managers did not beneficially own any shares of the World Select Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the World Select Equity Fund, Maj Invest's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kurt Kara	0	$0	5	$2,429	29	$7,155
Ulrik Jensen	0	$0	5	$2,429	29	$7,155
Rasmus Quist	0	$0	5	$2,429	29	$7,155

None of these accounts are subject to a performance-based advisory fee.

†  Maj Invest utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio managers being responsible for multiple accounts, including the World Select Equity Fund, which may have different investment guidelines and objectives. In addition to the World Select Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Maj Invest's management of the World Select Equity Fund and other accounts, which, in theory, may allow Maj Invest to allocate investment opportunities in a way that favors other accounts over the World Select Equity Fund. This conflict of interest may be exacerbated to the extent that Maj Invest or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the World Select Equity Fund. Maj Invest (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the World Select Equity Fund. To the extent a particular investment is suitable for both the World Select Equity Fund and the other accounts, such investments will be allocated between the World Select Equity Fund and the other accounts in a manner that Maj Invest determines is fair and equitable under the circumstances to all clients, including the World Select Equity Fund.

To address and manage these potential conflicts of interest, Maj Invest has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Manulife

Compensation. SIMC pays Manulife a fee based on the assets under management of the Opportunistic Income Fund as set forth in an investment sub-advisory agreement between Manulife and SIMC. Manulife pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Opportunistic Income Fund. The following information relates to the period ended June 30, 2022.

Manulife has designed its compensation plan to effectively attract, retain and reward top investment talent. The incentive plan is designed to align and reward investment teams that deliver consistent value added performance for the company's clients and partners through world-class investment strategies and solutions.

Investment professionals are compensated with a combination of base salary, short-term and long-term incentives as detailed below.

Base salaries

Base salaries are market-based and salary ranges are periodically reviewed. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical skills.

Incentives—Short-and Long-Term

All investment professionals (including portfolio managers, analysts and traders) are eligible for participation in a short and long term investment incentive plan. These incentives are tied to performance against various objective and subjective measures, including:

•  Investment Performance—Performance of portfolios managed by the investment team. This is the most heavily weighted factor and it is measured relative to an appropriate benchmark or universe over established time periods.

•  Financial Performance—Performance of Manulife and its parent corporation.

•  Non-Investment Performance—Derived from the contributions an investment professional brings to Manulife Asset Management.

Awards under this plan include:

•  Annual Cash Awards

•  Deferred Incentives—One hundred percent of this portion of the award is invested in strategies managed by the team/individual as well as other Manulife strategies.

•  Manulife equity awards—Investment professionals that are considered officers of Manulife receive a portion of their award in Manulife Restricted Share Units or stock options. This plan is based on the value of the underlying common shares of Manulife.

Ownership of Fund Shares. As of June 30, 2022, Manulife portfolio managers did not beneficially own any shares of the Opportunistic Income Fund.

Other Accounts. As of June 30, 2022, in addition to the Opportunistic Income Fund, Manulife's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
David Bees, CFA	3	$1,075.2	3	$605.3	3		$1,428.5
	0	$0	0	$0	1	*	$95.3
Peter M. Farley, CFA	3	$1,075.2	3	$605.3	3		$1,428.5
	0	$0	0	$0	1	*	$95.3

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  Manulife utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. Manulife's and the portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Opportunistic Income Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include registered investment companies, other pooled investment vehicles and various institutional clients. Any such conflict of interest may be exacerbated to the extent that Manulife or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Opportunistic Income Fund.

Manulife and the portfolio managers may invest for other accounts in debt obligations that would be appropriate for the Opportunistic Income Fund and have no duty, in making such investments, to act in a way that is favorable to the Opportunistic Income Fund or investors in the Opportunistic Income Fund. Such investments may be different from those made on behalf of the Opportunistic Income Fund. Manulife and its affiliates may have economic interests in or other relationships with issuers in whose obligations or securities the Opportunistic Income Fund may invest. In particular, such persons may make or hold an investment in an issuer's securities that may be pari passu, senior or junior in ranking to an investment in such issuer's securities made or held by the Opportunistic Income Fund or in which affiliates of such persons serve on boards of directors or otherwise have ongoing relationships. Each of such ownership and other relationships, including the ownership by Manulife, its affiliates or other accounts of securities of different ranking and with different rights than those owned by the Opportunistic Income Fund, may result in securities laws restrictions on transactions in such securities by the Opportunistic Income Fund and otherwise create conflicts of interest for the Opportunistic Income Fund. In such instances, Manulife and its affiliates may, in their discretion, make investment decisions that may be the same as or different from those made with respect to the Opportunistic Income Fund's investments.

Although Manulife and the portfolio managers will commit a significant amount of their efforts to the management of the Opportunistic Income Fund, they will manage other accounts and are not required (and will not be able) to devote all of their time to the management of the Opportunistic Income Fund. The portfolio managers may have conflicts in allocating their time and services among the Opportunistic Income Fund and the other accounts.

Manulife or any of its affiliates may from time to time simultaneously or at different times seek to purchase or sell investments for the Opportunistic Income Fund and the other accounts. It is Manulife's policy to allocate investment opportunities to the extent practicable to each account, including the Opportunistic Income Fund, over time in a manner that Manulife believes is fair and equitable to each such account (considering applicable account investment constraints). Nevertheless, under some circumstances, such allocation may adversely affect the Opportunistic Income Fund with respect to the price or size of the investments obtainable or saleable.

Mar Vista

Compensation. SIMC pays Mar Vista a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between Mar Vista and SIMC. Mar Vista pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended June 30, 2022.

The investment team receives compensation consisting of salary and equity distributions. Mar Vista is majority employee-owned and the investment team is therefore rewarded based on annual profit distributions. The investment team is evaluated based on the overall performance of the strategies rather than individual contributions. Mar Vista believes equity ownership by the investment team is a unique and powerful attribute in an investment management firm.

Ownership of Fund Shares. As of June 30, 2022, Mar Vista's portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of June 30, 2022, in addition to the Large Cap Fund, Mar Vista's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Silas A. Myers, CFA	4	$459.3	4	$259.0	570	$3,376.7
Brian L. Massey, CFA	4	$459.3	4	$259.0	570	$3,376.7

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Large Cap Fund, which may have different investment guidelines and objectives. In addition to the Large Cap Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Mar Vista's management of the Large Cap Fund and other accounts, which, in theory, may allow Mar Vista to allocate investment opportunities in a way that favors other accounts over the Large Cap Fund. This conflict of interest may be exacerbated to the extent that Mar Vista or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts than the Large Cap Fund. Mar Vista may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Large Cap Fund. To the extent a particular investment is suitable for the Large Cap Fund and the other accounts, such investments will be allocated between the Large Cap Fund and the other accounts in a manner that Mar Vista determines is fair and equitable under the circumstances to all clients, including the Large Cap Fund.

To address and manage these potential conflicts of interest, Mar Vista has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Mar Vista is dedicated to providing effective and professional investment advisory services to its clients and is dependent upon a high level of public and client confidence for its success. That confidence can only be maintained if the Mar Vista's supervised persons observe the highest standards of ethical behavior in the performance of their duties. Mar Vista has the obligation to exercise its authority for the benefit of its clients, to place the interest of its clients before its own and to refrain from having outside interests that conflict with the interests of its clients. Mar Vista and its supervised persons must avoid any circumstances that might adversely affect or appear to affect Mar Vista's duty of complete loyalty to clients.

Marathon

Compensation. SIMC pays Marathon a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Marathon and SIMC. Marathon pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. Such compensation consists of an annual salary and a discretionary year-end bonus for Marathon's employees. The following information relates to the period ended June 30, 2022.

Ownership of Fund Shares. As of June 30, 2022, Marathon's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of June 30, 2022, in addition to the Emerging Markets Debt Fund, Marathon's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Lou Hanover	0	$0	101		$20,767.77	20		$3,406.32
	0	$0	74	*	$15,307.88	12	*	$2,282.96
Gaby Szpigiel	0	$0	20		$4,664.18	12		$2,153.91
	0	$0	13	*	$2,195.56	7	*	$1,358.00
Andrew Szmulewicz	0	$0	17		$4,527.54	12		$2,153.91
	0	$0	11	*	$2,058.94	7	*	$1,358.00

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Please note that the number of accounts and corresponding AUM listed in the above table includes each individual entity related to that fund or account. For instance, in the case of a master fund with two related feeders, Marathon has counted three accounts.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Emerging Markets Debt Fund, which may have different investment guidelines and objectives. In addition to the Emerging Markets Debt Fund, these accounts may include accounts of registered investment companies for which Marathon serves as sub-advisor, private pooled investment vehicles and other accounts. Marathon has adopted aggregation and allocation of investments procedures designed to ensure that all of its clients are treated fairly and equitably over time and to prevent this form of conflict from influencing the allocation of investment opportunities among its clients. As a general matter, Marathon will offer clients the right to participate in all investment opportunities that it determines are appropriate for the client in view of relative amounts of capital available for new investments, each client's investment program, and the then current portfolios of its clients at the time an allocation decision is made. As a result, in certain situations priority or weighted allocations can be expected to occur in respect of certain accounts, including but not limited to situations where clients have differing: (A) portfolio concentrations with respect to geography, asset class, issuer, sector or rating, (B) investment restrictions, (C) tax or regulatory limitations, (D) leverage limitations or volatility targets, (E) ramp up or ramp down scenarios or (F) counterparty relationships. Marathon maintains conflicts of interest policies and procedures containing provisions designed to prevent potential conflicts related to personal trading, allocation, and fees among other potential conflicts of interest. Such potential conflicts and others are disclosed in Marathon's Form ADV Part 2A filing.

Martingale

Compensation. SIMC pays Martingale a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between Martingale and SIMC. Martingale pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended June 30, 2022.

Compensation. Compensation for all employees includes an annual base salary, as well as the opportunity for an annual bonus related to firm-wide profit and individual performance, a SEP retirement plan and participation in the firm's profit through equity (partnership) ownership. Other non-financial benefits are provided to all employees. Individual compensation packages are commensurate with past experience and current contributions to Martingale. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria.

Ownership of Fund Shares. As of June 30, 2022, Mr. Eysenbach and the investment team did not beneficially own any shares of the Fund.

Other Accounts. As of June 30, 2022, in addition to the Small Cap Fund, Martingale's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
James M. Eysenbach, CFA	1	$481.20	10		$1,942.61	25		$3,273.12
	0	$0	3	*	$562.85	1	*	$153.98

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with the management of the Small Cap Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include all other Martingale accounts. The other accounts might have similar investment objectives as the Small Cap Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap Fund. While the portfolio manager's management of other accounts may give rise to the following potential conflicts of interest, Martingale does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Martingale believes that it has designed policies and procedures to manage conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Small Cap Fund. Because of the position with the Small Cap Fund, the portfolio manager knows the size, timing and possible market impact of Small Cap Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts managed and to the possible detriment of the Small Cap Fund. However, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

McKinley Capital

Compensation. SIMC pays McKinley Capital a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in investment sub-advisory agreements between McKinley Capital and SIMC. McKinley Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended June 30, 2022.

Compensation to McKinley Capital's investment professionals is in the form of a base salary, discretionary cash bonus and incentive stock options/deferred compensation. The base salary is determined by the individual's years of experience and market rates. The cash bonus and incentive stock option/deferred compensation awards are based solely on the discretion of McKinley Capital's Chief Executive Officer. There is no performance compensation for any portfolio manager with respect to any of the World Equity Ex-US and Screened World Equity Ex-US Funds.

Ownership of Fund Shares. As of June 30, 2022, McKinley Capital's portfolio managers did not beneficially own any shares of the World Equity Ex-US or Screened World Equity Ex-US Funds.

Other Accounts. As of June 30, 2022, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, McKinley Capital's portfolio managers were equally responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Portfolio Management Team**	2	$547.01	5		$280.54	10	$2,956.11
	0	$0	1	*	$111.36	0	$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  McKinley Capital employs a team approach to the management of all of its investment products.

Note: Number of accounts reflects institutional accounts; McKinley Capital also manages smaller accounts for high net worth individuals. The AUM associated with these smaller accounts are included in the asset figure.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the World Equity Ex-US and Screened World Equity Ex-US Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the World Equity Ex-US and Screened World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the World Equity Ex-US and Screened World Equity Ex-US Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, McKinley Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McKinley Capital believes that it has designed policies and procedures to manage these conflicts in an appropriate manner.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the World Equity Ex-US and Screened World Equity Ex-US Funds. Because of their positions with the World Equity Ex-US and Screened World Equity Ex-US Funds, the portfolio managers know the size, timing and possible market impact of World Equity Ex-US and Screened World Equity Ex-US Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the World Equity Ex-US and Screened World Equity Ex-US Funds. However, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the World Equity Ex-US and Screened World Equity Ex-US Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the World Equity Ex-US and Screened World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that McKinley Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the World Equity Ex-US and Screened World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is McKinley Capital's policy to manage each account based on its investment objectives and related restrictions. McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the World Equity Ex-US and Screened World Equity Ex-US Funds, such securities might not be suitable for the World Equity Ex-US and Screened World Equity Ex-US Funds given their investment objectives and related restrictions.

Metropole

Compensation. SIMC pays Metropole a fee based on the assets under management of the World Select Equity Fund as set forth in an investment sub-advisory agreement between Metropole and SIMC. Metropole pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Select Equity Fund. The following information relates to the period ended June 30, 2022.

The compensation of Metropole's investment professionals is composed of a fixed component, which may be supplemented by a variable component.

This variable component consists of a bonus awarded at the discretion of Executive Management. Profit sharing may also be attributed in accordance with the net income of the company as well as a possibility of being granted a shareholding.

Metropole's compensation policy is compliant with European regulations (AIFM and UCITSV Directives).

Ownership of Fund Shares. As of June 30, 2022, Metropole's portfolio managers did not beneficially own any shares of the World Select Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the World Select Equity Fund, Metropole's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)
Isabel Levy, Ingrid Trawinski, Cédric Hereng, Fredrik Berenholt, CFA, Markus Maus, Thibault Moureu, CFA, Jérémy Gaudichon	0	$0	9		$1,206,516	0	$0
	0	$0	1	*	$6,548	0	$0

†  Metropole utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Please note that the equity fund management team practices a collegiate management approach with no specialization within the investment universe such as size, sector or country. All the equity fund managers have the capability to manage all the funds. Hence, Metropole does not attribute one fund to a single manager. This type of collegiate management enables Metropole to better resist market excesses and to practice a more rigorous selection of securities for the portfolio.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the World Select Equity Fund, which may have different investment guidelines and objectives. In addition to the World Select Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Metropole's management of the World Select Equity Fund and other accounts, which, in theory, may allow Metropole to allocate investment opportunities in a way that favors other accounts over the World Select Equity Fund. This conflict of interest may be exacerbated to the extent that Metropole or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the World Select Equity Fund. Metropole (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the World Select Equity Fund. To the extent a particular investment is suitable for both the World Select Equity Fund and the other accounts, such investments will be allocated between the World Select Equity Fund and the other accounts in a manner that Metropole determines is fair and equitable under the circumstances to all clients, including the World Select Equity Fund.

To address and manage these potential conflicts of interest, Metropole has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

MetWest

Compensation. SIMC pays MetWest a fee based on the assets under management of the Core Fixed Income, Long Duration, Long Duration Credit and Limited Duration Bond Funds as set forth in an investment sub-advisory agreement between MetWest and SIMC. MetWest pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income, Long Duration, Long Duration Credit and Limited Duration Bond Funds. The following information relates to the period ended June 30, 2022.

Because MetWest is a subsidiary of The TCW Group, Inc. ("TCW"), MetWest's investment professionals are compensated under the TCW compensation structure as detailed below.

The overall objective of TCW's compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation ("fee sharing"), bonus and equity incentive participation in TCW's parent company ("equity incentives"). Fee sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager's compensation.

Fee sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals' contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the "TCW Group"). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team's fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group's key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW's parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW's parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW's parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW's parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions. Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group's 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Fund Shares. As of June 30, 2022, MetWest's portfolio managers did not beneficially own any shares of the Core Fixed Income, Long Duration, Long Duration Credit or Limited Duration Bond Funds.

Other Accounts. As of June 30, 2022, in addition to the Core Fixed Income, Long Duration, Long Duration Credit and Limited Duration Bond Funds, MetWest's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Laird Landmann	26	$105,238.8	48		$20,127.8	202		$56,454.7
	0	$0	25	*	$3,944.9	10	*	$8,413.9
Stephen Kane, CFA	29	$101,365.1	23		$15,419.3	186		$46,889.7
	0	$0	3	*	$513.4	10	*	$5,513.6
Bryan Whalen, CFA	26	$104,254	44		$18,968.8	220		$62,005.7
	0	$0	18	*	$935.5	13	*	$9,413.7

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW's Code of Ethics (the "Code") serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee's outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW's Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW's clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW's investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS compliance.

TCW's approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

MIM

Compensation. SIMC pays MIM a fee based on the assets under management of the Core Fixed Income, Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Credit Funds as set forth in an investment sub-advisory agreement between MIM and SIMC. MIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income, Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Credit Funds. The following information relates to the fiscal year ended June 30, 2022.

MIM is a wholly owned subsidiary of MetLife and as such, its compensation program is the same as MetLife's. The compensation program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of the firm. The incentive program is primarily comprised of three elements:

(i) Base salary: Base salaries are generally reviewed annually and are based on market competitiveness.

(ii) Short term awards: Individual awards in the form of an annual cash bonus are discretionary and non-formulaic based on firm as well as individual performance. Bonus compensation for senior investment professionals comprises a majority of their total compensation. This portion of compensation is determined subjectively based on qualitative and quantitative factors. Compensation is impacted by the performance of investments under management (i.e., delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters) as well as an individual's qualitative contributions to the organization.

(iii) Long term awards: Senior level employees are eligible to receive long term equity incentives. These create the motivation for strong individual and business performance over time and the opportunity for long-term alignment with shareholder return and employee retention.

An investment professional's short and long term awards and compensation are not tied to any pre-determined or specified level of investment performance.

Ownership of Fund Shares. As of June 30, 2022, MIM's portfolio managers did not beneficially own any shares of the Core Fixed Income, Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond or Intermediate Duration Credit Funds.

Other Accounts. As of June 30, 2022, in addition to the Core Fixed Income, Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Credit Funds, MIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Scott Pavlak, CFA**	1		$167.5	4	$1,368.5	53		$7,251
Juan Peruyero**	1		$167.5	4	$1,368.5	53		$7,251
Stephen A Mullin, CFA	1		$604.6	9	$7,667.7	59		$28,809.8
	0		$0	0	$0	1	*	$275.4
Andrew Kronschnabel, CFA	11		$3,846.2	12	$1,208.8	36		$8,865.7
	1	*	$239.7	0	$0	3	*	$3,120.1

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. MIM is wholly owned by MetLife and is part of MetLife Investment Management, MetLife's institutional investment management business, and is affiliated with many types of U.S. and non-U.S. financial service providers, including other investment advisers, broker-dealers and insurance companies.

MetLife affiliates also invest their own capital in a broad range of investments. These investments may give rise to numerous situations where interests may conflict, including issues arising out of the investments of MetLife affiliates in entities or assets in which the Core Fixed Income, Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Credit Funds may invest or MIM may be prohibited from pursuing certain investment opportunities for the Core Fixed Income, Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Credit Funds due to regulatory or legal restrictions or constraints that may not have been applicable had MetLife affiliates not also invested in the same entity.

MIM has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.

MIM and/or its affiliates manage certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the Core Fixed Income, Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Credit Funds and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the Core Fixed Income, Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Credit Funds' investments could be adversely affected by the manner in which MIM and/or its affiliates enter particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as MIM and/or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

MIM and its affiliates have adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with MIM's duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. MIM will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of MIM permits a fair and equitable allocation over time.

MIM will manage the Core Fixed Income, Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Credit Funds and other client accounts in accordance with their respective investment objectives and guidelines. As a result, MIM and/or its affiliates may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice MIM may give to the Core Fixed Income, Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Credit Funds, or may involve a different timing or nature of action than with respect to the Core Fixed Income, Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Credit Funds. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the Core Fixed Income, Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Credit Funds may differ significantly from the results achieved by MIM and/or its affiliates for other client accounts.

NBIA

Compensation. SIMC pays NBIA a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between NBIA and SIMC. NBIA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended June 30, 2022.

Portfolio Manager Compensation Structure

Compensation of Portfolio Managers

NBIA Compensation of Portfolio Managers

NBIA's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. NBIA is also focused on creating a compensation process that NBIA believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NBIA. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of NBIA's long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NBIA's equity ownership structure, which was designed to incentivize and retain key personnel.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in NBIA.

For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of NBIA's employees with the success of the firm and the interests of NBIA's clients, and to reward continued employment. Under the CCP, up to 20% of a participant's annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NBIA investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to NBIA investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NBIA portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.

Ownership of Fund Shares. As of June 30, 2022, NBIA's portfolio managers for the Fund did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of June 30, 2022, in addition to the Emerging Markets Debt Fund, NBIA's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Rob Drijkoningen	2	$589	30		$14,234	31		$7,556
	0	$0	1	*	$75	4	*	$1,031
Gorky Urquieta	2	$576	30		$14,234	31		$7,556
	0	$0	1	*	$75	4	*	$1,031
Jennifer Gorgoll, CFA	2	$531	13		$9,154	5		$1,398
	0	$0	1	*	$75	0		$0
Raoul Luttik	2	$531	10		$3,152	8		$2,532
	0	$0	1	*	$75	0		$0
Nish Popat	2	$531	13		$8,284	7		$2,187
	0	$0	1	*	$75	0		$0
Prashant Singh, CFA	1	$400	4		$308	0		$0
Bart van der Made, CFA	2	$531	19		$11,953	22		$4,434
	0	$0	1	*	$75	4	*	$1,031
Vera Kartseva, CFA	2	$531	6		$1,108	2		$313

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Other Accounts include: Institutional Separate Accounts and Managed Accounts (WRAP), where managed accounts are counted as one account per strategy per managed account platform.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Emerging Markets Debt Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the Emerging Markets Debt Fund from participating in certain transactions with certain of its affiliates and from participating in "joint" transactions alongside certain of its affiliates. The prohibition on "joint" transactions may limit the ability of the Emerging Markets Debt Fund to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Emerging Markets Debt Fund may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer's capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman Organization ("NB") will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other "work-out" activity, which participation could provide access to material non-public information. NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NB's existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities or instruments. Similarly, where NB declines access to (or otherwise does not receive or share within NB) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. NB reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Poplar Forest

Compensation. SIMC pays Poplar Forest a fee based on the assets under management of the World Select Equity Fund as set forth in an investment sub-advisory agreement between Poplar Forest and SIMC. Poplar Forest pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Select Equity Fund. The following information relates to the period ended June 30, 2022. Both Mr. Harvey and Mr. Derman receive a fixed base salary, a discretionary bonus, and a share of the profits of Poplar Forest equal in proportion to his ownership of Poplar Forest. The bonus is qualitatively based with the profitability of Poplar Forest being the main driver of bonuses.

Ownership of Fund Shares. As of June 30, 2022, Poplar Forest's portfolio manager did not beneficially own any shares of the World Select Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the World Select Equity Fund, Poplar Forest's portfolio manager were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
J. Dale Harvey	2	$360.82	2	$368.11	16	$353.81
Derek Derman	2	$360.82	2	$368.11	8	$343.57

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the World Select Equity Fund, which may have different investment guidelines and objectives. In addition to the World Select Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Poplar Forest's management of the World Select Equity Fund and other accounts, which, in theory, may allow Poplar Forest to allocate investment opportunities in a way that favors other accounts over the World Select Equity Fund. This conflict of interest may be exacerbated to the extent that Poplar Forest or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive a management fee) than the World Select Equity Fund. Poplar Forest (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the World Select Equity Fund. To the extent a particular investment is suitable for both the World Select Equity Fund and the other accounts, such investments will be allocated between the World Select Equity Fund and the other accounts in a manner that Poplar Forest determines is fair and equitable under the circumstances to all clients, including the World Select Equity Fund.

To address and manage these potential conflicts of interest, Poplar Forest has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Rhicon

Compensation. SIMC pays Rhicon a fee based on the assets under management of the World Select Equity Fund as set forth in an investment sub-advisory agreement between Rhicon and SIMC. Rhicon pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Select Equity Fund. In addition to basic salary, Rhicon's portfolio managers are paid on net new profits they generate above a hurdle on those accounts where Rhicon receives incentive fees. The following information relates to the period ended June 30, 2022.

Ownership of Fund Shares. As of June 30, 2022, Rhicon's portfolio managers did not beneficially own any shares of the World Select Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the World Select Equity Fund, Rhicon's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Christopher Brandon	2	$58.46	2		$15.52	1	$7.73
	0	$0	2	*	$15.52	0	$0
Peter Jacobson	2	$58.46	2		$15.52	1	$7.73
	0	$0	2	*	$15.52	0	$0
Erik Bjåstad	2	$38.98	2		$10.35	1	$5.16
	0	$0	2	*	$10.35	0	$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the World Select Equity Fund, which may have different investment guidelines and objectives. In addition to the World Select Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Rhicon's management of the World Select Equity Fund and other accounts, which, in theory, may allow Rhicon to allocate investment opportunities in a way that favors other accounts over the World Select Equity Fund. This conflict of interest may be exacerbated to the extent that Rhicon or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the World Select Equity Fund. Rhicon (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the World Select Equity Fund. To the extent a particular investment is suitable for both the World Select Equity Fund and the other accounts, such investments will be allocated between the World Select Equity Fund and the other accounts in a manner that Rhicon determines is fair and equitable under the circumstances to all clients, including the World Select Equity Fund.

To address and manage these potential conflicts of interest, Rhicon has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Robeco

Compensation. SIMC pays Robeco a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between Robeco and SIMC. Robeco pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2022.

The members of the Emerging Markets team receive a market-based salary package comprising a base salary and variable compensation. Every employee's base salary is based on their position and experience, according to Robeco's salary ranges and using appropriate local industry benchmarks. In addition, specific temporary allowances may be granted for a maximum of three to five years:

•  Strategic capability allowance to retain key investment professionals in strategic product capabilities

•  Market-based scarcity allowance in tight labor markets

•  New business market allowance to set up activities in new countries or markets

The granting of temporary allowance is entirely role-based and not related to the performance of the employee or the firm.

Variable compensation

The variable compensation serves as a performance-driven remuneration component and is at the manager's discretion. It is based on the following factors:

•  Achievement on business objectives. For investment professionals, these typically include risk-adjusted returns over one, three and five years.

•  Business conduct and professional behavior, which includes acting in the best interest of the client and appropriate risk taking.

•  Financial results of the company as measured by EBIT.

The award of variable compensation in excess of EUR 50,000 to regular employees is subject to a deferral scheme. This means that 60% of the total variable compensation is paid in cash in year one and the remaining 40% is deferred equally over the next three years and converted into 'Robeco Cash Appreciation Rights' (R-CARs). The value of these rights reflects the financial results of the firm.

Robeco uses a 'total compensation' approach. The award of overall compensation is assessed against local market remuneration practices for specific functions.

Robeco benchmarks the remuneration levels for all employees on an annual basis with McLagan, a primary market data provider. For specific teams or functions, we occasionally also request tailor made assessments.

Robeco aims to reward staff in an externally competitive and internally fair manner, with ample room for differentiation, based on relative market value and performance, using an integrated assessment of results and behavior. The reward framework reflects our aim for long-term relationships with our clients and our staff.

Ownership of Fund Shares. As of June 30, 2022, Robeco's portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the Emerging Markets Equity Fund, Robeco's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*			Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Jaap van der Hart	0	$0	2		$1,029	2		$568.9
	0	$0	2	**	$574	1	**	$324
Karnail Sangha	0	$0	2		$1,029	2		$568.9
	0	$0	2	**	$574	1	**	$324

*  Assets reflected in the table represents assets under management for both Robeco and its affiliate, Robeco Institutional Asset Management BV. (Robeco BV) Jaap van der Hart and Karnail Sangha are employees of Robeco BV and as such also manage assets on their behalf Robeco BV.

**  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest.

Robeco has identified the following potential conflicts of interest:

•  An investment opportunity maybe suitable for the Emerging Markets Equity Fund as well as for the portfolios of the other accounts managed by the portfolio manager. However, the investment opportunity may not be available in sufficient quantity for all of the accounts to participate fully.

•  There may be limited opportunity to sell an investment held by both the Emerging Markets Equity Fund and the other accounts managed by the portfolio manager.

•  The other accounts may have similar investment objectives or strategies as the Emerging Markets Equity Fund and may sell securities that are eligible to be held, purchased or sold by the Emerging Markets Equity Fund.

•  A portfolio manager may be responsible for accounts that have different advisory fee schedules which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities.

•  A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Emerging Markets Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Emerging Markets Equity Fund.

To address and manage these potential conflicts of interest, Robeco has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

RWC

Compensation. SIMC pays RWC a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between RWC and SIMC. RWC pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2022.

The heads of the investment team are employees of RWC and are compensated via a share in the management fees and, where applicable, the performance fees generated by the funds managed directly by them. They are also incentivised through equity participation in RWC Partners Limited. The remaining investment team members are typically paid a salary and discretionary bonus, allocated to them by the heads of the investment team from the management and performance fee share.

Ownership of Fund Shares. As of June 30, 2022, RWC's portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the Emerging Markets Equity Fund, RWC's portfolio managers were responsible for the management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
James Johnstone	0	$0	2		$218.6	1		$338
	0	$0	1	*	$134.8	0		$0
John Malloy	1	$210.9	3		$5,589.2	7		$2,148.5
	0	$0	0		$0	2	*	$1,644.7

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Emerging Markets Equity Fund, which may have different investment guidelines and objectives. In addition to the Emerging Markets Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Emerging Markets Equity Fund as well as for any of the other accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Emerging Markets Equity Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Emerging Markets Equity Fund, may track the same benchmarks or indexes as the Emerging Markets Equity Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Emerging Markets Equity Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Emerging Markets Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Emerging Markets Equity Fund. RWC or the Portfolio Managers may have a potential conflict of interest in allocating time and activity between the Emerging Markets Equity Fund and other client accounts. In addition, RWC and its officers and employees may have investments of their own in these other client accounts. To address and manage these potential conflicts of interest, RWC has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, and reviews are carried out by the compliance team.

Sompo AM

Compensation. SIMC pays Sompo AM a fee based on the assets under management of the World Select Equity Fund as set forth in an investment sub-advisory agreement between Sompo AM and SIMC. Sompo AM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Select Equity Fund. The following information relates to the period ended June 30, 2022.

Sompo AM measures the quality of individual analyst's research annually. Sompo AM evaluates an analyst's performance by his/her contribution to the Information Coefficient of the alpha rank, which represents an objective ranking of investment opportunity, a reflection of the fundamental analysis, forecasting.

Sompo AM measures the portfolio manager's performance by the degree of achievement of strategy's target excess return on an annual basis.

Ownership of Fund Shares. As of June 30, 2022, Sompo AM's portfolio managers did not beneficially own any shares of the World Select Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the World Select Equity Fund, Sompo AM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Kenji Ueno	0	$0	0	$0	7		$1,831
	0	$0	0	$0	1	*	$1,279
Shigeo Sugawara	0	$0	0	$0	6		$1,311

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the World Select Equity Fund, which may have different investment guidelines and objectives. In addition to the World Select Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Sompo AM's management of the World Select Equity Fund and other accounts, which, in theory, may allow Sompo AM to allocate investment opportunities in a way that favors other accounts over the World Select Equity Fund. This conflict of interest may be exacerbated to the extent that Sompo AM or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the World Select Equity Fund. Sompo AM (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the World Select Equity Fund. To the extent a particular investment is suitable for both the World Select Equity Fund and the other accounts, such investments will be allocated between the World Select Equity Fund and the other accounts in a manner that Sompo AM determines is fair and equitable under the circumstances to all clients, including the World Select Equity Fund.

To address and manage these potential conflicts of interest, Sompo AM has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

SSGA FM

Compensation. SIMC pays SSGA FM a fee based on the assets under management of the Large Cap Index, S&P 500 Index, Extended Market Index and Dynamic Asset Allocation Funds as set forth in the respective investment sub-advisory agreements between SSGA FM and SIMC. SSGA FM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Index, S&P 500 Index, Extended Market Index and Dynamic Asset Allocation Funds. The following information relates to the period ended June 30, 2022.

SSGA's culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA's Global Human Resources department regularly participates in compensation surveys in order to provide SSGA FM with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on SSGA's overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to SSGA's or business unit's profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive ("SSGA LTI") program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align the investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1- and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of SSGA and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees' interests with SSGA clients' and shareholders' long-term interests.

SSGA recognizes and rewards outstanding performance by:

•  Promoting employee ownership to connect employees directly to the company's success.

•  Using rewards to reinforce mission, vision, values and business strategy.

•  Seeking to recognize and preserve SSGA's unique culture and team orientation.

•  Providing all employees the opportunity to share in the success of SSGA.

Ownership of Fund Shares. As of June 30, 2022, SSGA FM's portfolio managers did not beneficially own any shares of the Large Cap Index, S&P 500 Index, Extended Market Index or Dynamic Asset Allocation Funds.

Other Accounts. The Large Cap Index, S&P 500 Index and Extended Market Index Funds are managed by the Global Equity Beta Solutions Group. Karl Schneider, CAIA, Michael Feehily, CFA and Amy Scofield have day-to-day management responsibility of the Large Cap Index and Extended Market Index Funds. Michael Feehily, CFA , Karl Schneider, CAIA and Mark Krivitsky have day-to-day management responsibility of the S&P 500 Index Fund. The Dynamic Asset Allocation Fund is managed by the Investment Solutions Group. Tyhesha Harrington and Charles McGinn have day-to-day management responsibility of the Dynamic Asset Allocation Fund. As of June 30, 2022, in addition to the Large Cap Index, S&P 500 Index, Extended Market Index and Dynamic Asset Allocation Funds, the portfolio managers were also responsible for the management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Karl Schneider, CAIA**	131	$787.40	379	$669.01	521		$449.57
Michael Feehily, CFA**	131	$787.40	379	$669.01	521		$449.57
Amy Scofield**	131	$787.40	379	$669.01	521		$449.57
Mark Krivitsky**	131	$787.40	379	$669.01	521		$449.57
Tyhesha Harrington	25	$17.29	155	$173.60	188		$76.63
	0	$0	0	$0	4	*	$0.211
Charles L. McGinn	25	$17.29	155	$173.60	188		$76.63
	0	$0	0	$0	4	*	$0.211

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Large Cap Index, S&P 500 Index, Extended Market Index and Dynamic Asset Allocation Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Large Cap Index, S&P 500 Index, Extended Market Index and Dynamic Asset Allocation Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Stone Harbor

Compensation. SIMC pays Stone Harbor a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Stone Harbor and SIMC. Stone Harbor pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended June 30, 2022.

Stone Harbor's portfolio managers are compensated on investment performance versus the J.P. Morgan Emerging Markets Bond Index Global as measured on a one-, three- and five-year horizon, equally weighted. Analysts are compensated on credit performance versus benchmark for the same periods. The overall compensation structure for all Stone Harbor employees is based on three components: base salary, discretionary performance-based bonus and profit participation based on relative equity share.

Ownership of Fund Shares. As of June 30, 2022, Stone Harbor's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of June 30, 2022, Stone Harbor's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Peter J. Wilby, CFA	10	$1,185	31		$4,245	23		$4,971
	1	$47	1	*	$164	1	*	$843
James E. Craige, CFA	8	$1,123	23		$2,341	15		$3,893
	0	$0	1	*	$164	0		$0
Stuart Sclater-Booth	7	$1,029	17		$2,182	14		$3,835
	0	$0	1	*	$164	0		$0
Kumaran Damodaran, Ph.D.	7	$1,029	17		$2,182	14		$3,835
	0	$0	1	*	$164	0		$0
David Oliver, CFA	7	$1,029	17		$2,182	14		$3,835
	0	$0	1	*	$164	0		$0
William Perry	8	$1,123	23		$2,341	15		$3,893
	0	$0	1	*	$164	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. There are several potential conflicts of interest that may arise in conducting business as an investment adviser. Stone Harbor has adopted compliance policies and procedures that are designed to address the potential conflicts of interest that may arise for Stone Harbor and the individuals that it employs.

Potential conflicts of interest may arise because an Emerging Markets Debt Fund portfolio manager has day-to-day management responsibilities with respect to one or more accounts. Stone Harbor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage accounts that share a similar investment style. Furthermore, Stone Harbor has implemented trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Stone Harbor will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts of interest may also occur when employees purchase securities for their personal accounts and as a result of employees having access to confidential and or non-public information. It is Stone Harbor's policy to put the customer's interest first, protect their confidentiality and act ethically to fulfill its fiduciary obligations. To this end, Stone Harbor has enacted a Code of Ethics that requires, among other things, that Stone Harbor employees follow specified guidelines for trading in their personal accounts and refrain from misusing confidential client information or other nonpublic information. Each Stone Harbor employee involved in the management and/or review of the Emerging Markets Debt Fund is required to acknowledge receipt and certify that they have complied with this Code of Ethics on an annual basis.

Towle

Compensation. SIMC pays Towle a fee based on the assets under management of the World Select Equity Fund as set forth in an investment sub-advisory agreement between Towle and SIMC. Towle pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Select Equity Fund. The following information relates to the period ended June 30, 2022.

Investment team members who are not shareholders of Towle receive a competitive base salary, annual retirement plan contribution, and discretionary annual bonus based on Towle's profits and individual performance. The annual bonus can be 100% or more of the base salary. Additionally, Towle strives to provide an environment that rewards hard work, fosters personal development, and promotes a wholesome work-life balance.

Ownership of Fund Shares. As of June 30, 2022, Towle's portfolio managers did not beneficially own any shares of the World Select Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the World Select Equity Fund, Towle's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Christopher D. Towle	1	$101.41	4	$243.19	76	$373.94
Peter J. Lewis, CFA	1	$101.41	4	$243.19	76	$373.94
James M. Shields, CFA	1	$101.41	4	$243.19	76	$373.94
Wesley R. Tibbetts, CFA	1	$101.41	4	$243.19	76	$373.94
G. Lukas Barthelmess	1	$101.41	4	$243.19	76	$373.94

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the World Select Equity Fund, which may have different investment guidelines and objectives. In addition to the World Select Equity Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Towle's management of the World Select Equity Fund and other accounts, which, in theory, may allow Towle to allocate investment opportunities in a way that favors other accounts over the World Select Equity Fund. This conflict of interest may be exacerbated to the extent that Towle or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts than the World Select Equity Fund. Towle (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the World Select Equity Fund. To the extent a particular investment is suitable for both the World Select Equity Fund and the other accounts, such investments will be allocated between the World Select Equity Fund and the other accounts in a manner that Towle determines is fair and equitable under the circumstances to all clients, including the World Select Equity Fund.

To address and manage these potential conflicts of interest, Towle has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

T. Rowe Price

Compensation. SIMC pays T. Rowe Price a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between T. Rowe Price and SIMC. T. Rowe Price pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended June 30, 2022.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund's prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund's expense ratio is usually taken into account. Contribution to T. Rowe Price's overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price's long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Ownership of Fund Shares. As of June 30, 2022, T. Rowe Price's portfolio manager did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of June 30, 2022, in addition to the High Yield Bond Fund, T. Rowe Price's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kevin Loome, CFA	3	$1,164.8	3	$553	0	$0

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer's capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer's capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.

In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.

Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates' clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates' willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.

Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer's capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.

WCM

Compensation. SIMC pays WCM a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between WCM and SIMC. WCM pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2022.

WCM's portfolio managers are compensated with a fixed base salary and share in the profitability of WCM from their equity ownership. Gregory Ise and Michael Tian also receive a portion of the revenue generated by the strategies for which they serve as portfolio manager. On occasion, WCM has agreed to a performance-based fee arrangement. In these arrangements, the fee is generally the greater of a "base" component or a "performance" component as measured against a benchmark. Performance fees are charged only in compliance with Rule 205-3 under the Advisers Act, as amended and only to "qualified clients" as defined in that rule. Portfolio managers' compensation arrangements are not directly linked to any such arrangement.

Ownership of Fund Shares. As of June 30, 2022, WCM's portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of June 30, 2022, in addition to the Emerging Markets Equity Fund, WCM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Sanjay Ayer	27	$26,391.09	37		$10,244.54	486		$32,362.95
	0	$0	5	*	$700	7	*	$1,120.8
Peter J. Hunkel	23	$25,742.05	33		$9,750.8	481		$32,184.55
	0	$0	4	*	$635.92	7	*	$1,120.80
Gregory S. Ise	8	$2,658.41	5		$743.63	2		$167.21
	0	$0	1	*	$64.08	0		$0
Michael Z. Tian	5	$1,999.86	4		$585.28	1		$0.90
	0	$0	1	*	$177.13	0		$0
Michael B. Trigg	24	$25,744.04	33		$9,750.80	481		$32,184.88
	0	$0	4	*	$906.14	7	*	$1,120.8

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees (including performance-based fees) as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. WCM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. WCM seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While WCM has adopted a code of ethics that contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

In addition, WCM has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Wellington Management

Compensation. Wellington Management receives a fee based on the assets under management of the Opportunistic Income and Ultra Short Duration Bond Funds as set forth in an investment sub-advisory agreement between Wellington Management and SIMC. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Opportunistic Income and Ultra Short Duration Bond Funds. The following information relates to the period ended June 30, 2022.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Opportunistic Income and Ultra Short Duration Bond Funds' manager listed in the prospectus who is primarily responsible for the day-to-day management of the Opportunistic Income and Ultra Short Duration Bond Funds (the "Portfolio Manager") includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the funds managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager's incentive payment relating to the Opportunistic Income and Ultra Short Duration Bond Funds is linked to the gross pre-tax performance of the portion of the Opportunistic Income and Ultra Short Duration Bond Funds managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rate may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation. Incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Smith is a Partner.

Fund	Benchmark Index and/or Peer Group for Incentive
Opportunistic Income Fund	ICE BofA US Dollar 3-Month LIBOR Constant Maturity
Ultra Short Duration Bond Fund	Bloomberg Short Tsy 9-12 Month

Ownership of Fund Shares. As of June 30, 2022, Wellington Management's Portfolio Manager did not beneficially own any shares of the Opportunistic Income or Ultra Short Duration Bond Funds.

Other Accounts. As of June 30, 2022, in addition to the Opportunistic Income and Ultra Short Duration Bond Funds, Wellington Management's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Timothy E. Smith	11	$11,675	6		$5,702.6	69	$24,272.3
	0	$0	1	*	$34.9	0	$24.2

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds.

Each Fund's manager(s) listed in the prospectus, who are primarily responsible for the day-to-day management of the Opportunistic Income and Ultra Short Duration Bond Funds ("Portfolio Managers"), generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Opportunistic Income and Ultra Short Duration Bond Funds. The Portfolio Managers make investment decisions for each account, including the Opportunistic Income and Ultra Short Duration Bond Funds, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including initial public offerings, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Opportunistic Income and Ultra Short Duration Bond Funds and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Opportunistic Income and Ultra Short Duration Bond Funds.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Opportunistic Income and Ultra Short Duration Bond Funds or make investment decisions that are similar to those made for the Opportunistic Income and Ultra Short Duration Bond Funds, both of which have the potential to adversely impact the Opportunistic Income and Ultra Short Duration Bond Funds depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Opportunistic Income and Ultra Short Duration Bond Funds and for one or more other accounts at or at about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Opportunistic Income and Ultra Short Duration Bond Funds'

holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Opportunistic Income and Ultra Short Duration Bond Funds. Mr. Smith also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of initial public offerings and compliance with Wellington's Code of Ethics and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended June 30, 2022.

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and Western Asset as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to Western Asset as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of June 30, 2022, Western Asset's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of June 30, 2022, in addition to the Core Fixed Income Fund, Western Asset's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
S. Kenneth Leech	96	$143,271	326		$73,079	586		$188,922
	0	$0	26	*	$2,704	23	*	$15,762
Mark S. Lindbloom	28	$66,968	25		$14,522	185		$59,517
	0	$0	0		$0	7	*	$5,261
Julien Scholnick, CFA	23	$66,170	20		$10,906	171		$55,297
	0	$0	0		$0	6	*	$4,470
John L. Bellows, Ph.D., CFA	21	$62,005	21		$10,952	175		$56,602
	0	$0	0		$0	6	*	$4,470
Frederick R. Marki, CFA	25	$63,709	25		$13,655	183		$61,597
	0	$0	0		$0	8	*	$6,742

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech is involved in the management of all Western Asset's portfolios, but is not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Core Fixed Income Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures to allocate portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security, the execution of the transaction or both, to the possible detriment of the Core Fixed Income Fund or the other accounts involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to Core Fixed Income Fund's sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Core Fixed Income Fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could arise in managing both the Core Fixed Income Fund and the other accounts listed above.

Western Asset Limited

Compensation. SIMC pays Western Asset Limited a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset Limited and SIMC. Western Asset Limited pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended June 30, 2022.

At Western Asset Limited, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset Limited's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and Western Asset Limited as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to Western Asset Limited as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of June 30, 2022, Western Asset Limited's portfolio manager did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of June 30, 2022, in addition to the Core Fixed Income Fund, Western Asset Limited's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
S. Kenneth Leech	96	$143,271	326		$73,079	586		$188,922
	0	$0	26	*	$2,704	23	*	$15,762

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

Western Asset Limited has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset Limited or an affiliate has an interest in the account. Western Asset Limited has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset Limited determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset Limited may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset Limited's team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset Limited also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset Limited have access to transactions and holdings information regarding client accounts and Western Asset Limited's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset Limited maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset Limited's business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset Limited's compliance monitoring program.

Western Asset Limited may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could arise. Western Asset Limited also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor") serves as each Fund's distributor. The Distributor, a wholly-owned subsidiary of SEI, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Distribution Agreement is reviewed and approved at least annually by: (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities (as defined under the 1940 Act) of the Trust; and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or "interested persons" (as defined under the 1940 Act) of any such party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

The Funds may execute brokerage or other agency transactions through the Distributor, for which the Distributor may receive compensation.

The Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

Distribution Expenses Incurred by Adviser. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may, from time to time, provide certain financial institutions, without charge, asset allocation models and strategies, custody services, risk assessment tools and other investment information and services.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The payments discussed above may be significant to the financial institutions receiving them and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources and are not charged to the Funds.

Although a Fund may use broker-dealers that sell Fund shares to effect transactions for the Fund's portfolio, the Fund, SIMC and the Funds' Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

SECURITIES LENDING ACTIVITY

The table below sets forth the gross income received by certain Funds from securities lending activities during the fiscal year ended May 31, 2022. The table also shows the fees and/or other compensation paid by the applicable Funds, any other fees or payments incurred by each Fund resulting from lending securities providers, and the net income earned by the Funds for securities lending activities.

	Large Cap Fund	Large Cap Disciplined Equity Fund	Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$21,977	$244	$58,209	$12,723	$659,174
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,062	$20	$5,202	$774	$61,341
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,874	$36	$4,323	$3,493	$35,469
Administrative fees not included in revenue split	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$298	$0	$2,356	$1,041	$22,312
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$4,234	$56	$11,881	$5,308	$119,122
Net Income from securities lending activities	$17,743	$188	$46,328	$7,415	$540,052

	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Managed Volatility Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$44,173	$139,613	$101,060	$69,511
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,100	$12,558	$7,971	$6,004
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,527	$9,107	$14,196	$8,526
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$1,121	$6,091	$5,970	$2,412
Other fees not included in revenue split	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$7,748	$27,756	$28,137	$16,942
Net Income from securities lending activities	$36,425	$111,857	$72,923	$52,569

	Global Managed Volatility	World Equity Ex-US Fund	Core Fixed Income Fund	Emerging Markets Debt Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$267,415	$1,488,785	$105,419	$61,744
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$24,560	$147,144	$8,968	$5,801
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$10,026	$28,739	$10,427	$2,280
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$16,145	$43,584	$5,026	$2,298
Other fees not included in revenue split	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$50,731	$219,467	$24,421	$10,379
Net Income from securities lending activities	$216,684	$1,269,318	$80,998	$51,365

Goldman Sachs Bank USA, d/b/a Goldman Sachs Agency Lending ("Goldman Sachs") acts as securities lending agent for certain Funds.

The services provided by Goldman Sachs include facilitating the lending of the Funds' available securities to approved borrowers and negotiating the terms and conditions of each loan with a borrower; investing any collateral received in connection with securities loaned until contrary instructions are received by the lender; marking to market on a daily basis; monitoring the marked value of the collateral delivered in connection with a securities loan and requesting sufficient margin be delivered; and instructing a borrower to return loaned securities at the termination of a loan.

During the most recent fiscal year, the U.S. Equity Factor Allocation Fund, Global Managed Volatility Fund, World Select Equity Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Opportunistic Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Real Return Fund, Limited Duration Bond Fund, Intermediate Duration Credit Fund, Dynamic Asset Allocation Fund and Multi-Asset Real Return Fund did not engage in securities lending.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and therefore have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have adverse material effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds' Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds' portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time SIMC presents to the Board information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of SIMC and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every other year, the Sub-Advisers, to review such services. Among other things, the Board regularly considers the Sub-Advisers' adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust's Chief Compliance Officer regularly reports to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report, any material changes to the policies and procedures since the date of the last report, any recommendations for material changes to the policies and procedures and any material compliance matters since the date of the last report.

The Board receives reports from the Valuation Designee and the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Valuation Designee provides quarterly reports to the Board concerning investments for which market prices are not readily available or may be unreliable. The independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements annually, focusing on major areas of financial statement risk encountered by the Funds and noting any significant deficiencies or material weaknesses that were identified in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds' other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are ten members of the Board, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. James M. Williams, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

In his role as lead independent Trustee, Mr. Williams, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust; however, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (Born: 1946)—Chairman of the Board of Trustees1 (since 1995)—President and Chief Executive Officer of the Trust 2005. SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of The Advisors' Inner Circle Fund III from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from

1  Messrs. Nesher and Doran are Trustees deemed to be "interested persons" (as that term is defined in the 1940 Act) of the Funds by virtue of their relationships with SEI.

2017 to 2018. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

WILLIAM M. DORAN (Born: 1940)—Trustee1 (since 1995)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner of Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978. Director of SEI Investments since 1985. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021. Trustee of The Advisors' Inner Circle Fund III, Gallery Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Independent Trustees.

NINA LESAVOY (Born: 1957)—Trustee (since 2003)—Founder and Managing Director of Avec Capital (strategic fundraising firm) since April 2008. Managing Director of Cue Capital (strategic fundraising firm) from March 2002 to March 2008. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

JAMES M. WILLIAMS (Born: 1947)—Trustee (since 2004)—Vice President and Chief Investment Officer of J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President of Harbor Capital Advisors and Harbor Mutual Funds from 2000 to 2002. Manager of Pension Asset Management at Ford Motor Company from 1997 to 1999. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

MITCHELL A. JOHNSON (Born: 1942)—Trustee (since 2007)—Retired Private Investor since 1994. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of the KP Funds from 2013 to 2020. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

HUBERT L. HARRIS, JR. (Born: 1943)—Trustee (since 2008)—Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer of INVESCO North America from August 2003 to December 2005. Chief Executive
1  Messrs. Nesher and Doran are Trustees deemed to be "interested persons" (as that term is defined in the 1940 Act) of the Funds by virtue of their relationships with SEI.

Officer and Chair of the Board of Directors of AMVESCAP Retirement, Inc. from January 1998 to August 2005. Director of AMVESCAP PLC from 1993 to 2004. Served as a director of a bank holding company from 2003 to 2009. Director of Aaron's Inc. since August 2012. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

SUSAN C. COTE (Born: 1954)—Trustee (since 2016)—Retired since July 2015. Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Global Asset Management Assurance Leader of Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Employee of Prudential from 1983 to 1997. Member of the Ernst & Young LLP Retirement Investment Committee from 2009 to 2015. Trustee of SEI Insurance Products Trust from 2016 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

JAMES B. TAYLOR (Born: 1950)—Trustee (since 2018)—Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000. Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

CHRISTINE REYNOLDS (Born 1958)—Trustee (since 2019)—Retired since December 2016. Executive Vice President at Fidelity Investments from 2014 to 2016. President at Fidelity Pricing and Cash Management Services ("FPCMS") and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Chief Operating Officer of FPCMS from 2007 to 2008. President, Treasurer at Fidelity Funds from 2004 to 2007. Anti-Money Laundering Officer at Fidelity Funds in 2004. Executive Vice President at Fidelity Funds from 2002 to 2004. Audit Partner at PricewaterhouseCoopers from 1992 to 2002. Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

THOMAS MELENDEZ (Born 1959)—Trustee (since 2021)—Retired since April 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002. Trustee of Boston Children's Hospital, The Partnership Inc. (non-profit organizations) and Brae Burn Country Club. Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust and SEI Exchange Traded Funds. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

There are currently 27 Funds in the Trust and 95 funds in the Fund Complex.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the various SEI Trusts since 1989.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the various SEI Trusts since 1982.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry, and the experience she has gained serving as Trustee of the various SEI Trusts since 2003 and the various SEI Trusts' Governance Chair since 2014.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company's pension assets, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the various SEI Trusts since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as Trustee of the various SEI Trusts since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries, and the experience he has gained serving as Trustee of the various SEI Trusts since 2008.

The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and the experience she has gained as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

The Trust has concluded that Mr. Taylor should serve as Trustee because of his education, knowledge of financial services and investment management, and the experience he has gained as a Chief Investment Officer at an endowment of a large university, and other professional experience gained through his prior employment and leadership positions.

The Trust has concluded that Ms. Reynolds should serve as Trustee because of the experience she has gained in her various roles with Fidelity, which she joined in 2002, including Chief Financial Officer of Fidelity Funds, her experience as a partner of a major accounting firm, and her experience in and knowledge of the financial services industry.

The Trust has concluded that Mr. Melendez should serve as Trustee because of the experience he has gained as an executive and portfolio manager of an investment management firm, his experience in and knowledge of the financial services industry, and other professional experience gained through his prior employment and leadership positions.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor's compensation, the proposed scope and terms of its engagement and the firm's independence; (iii) pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (ix) other audit-related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Williams, Johnson, Harris, Taylor and Melendez and Mmes. Lesavoy, Cote and Reynolds currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board's operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" (as defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust's offices. Messrs. Williams, Johnson, Harris, Taylor and Melendez and Mmes. Lesavoy, Cote and Reynolds currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met four (4) times during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds and shares of funds in the Fund Complex as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)**
Interested
Mr. Nesher	$10,001-$50,000 (S&P 500 Index Fund)	Over $100,000
$10,001-$50,000 (Extended Market Index Fund)
$10,001-$50,000 (U.S. Equity Factor Allocation Fund)
Over $100,000 (Global Managed Volatility Fund)
$50,001-$100,000 (World Equity Ex-US Fund)
$10,001-$50,000 (Emerging Markets Equity Fund)
Over $100,000 (Core Fixed Income Fund)
$50,001-$100,000 (High Yield Bond Fund)
$50,001-$100,000 (Emerging Markets Debt Fund)
$50,001-$100,000 (Real Return Fund)
Over $100,000 (Limited Duration Bond Fund)
$10,001-$50,000 (Dynamic Asset Allocation Fund)
$50,001-$100,000 (Multi-Asset Real Return Fund)
Mr. Doran	Over $100,000 (Emerging Markets Equity Fund)	Over $100,000
Over $100,000 (World Equity Ex-US Fund)
Over $100,000 (Core Fixed Income Fund)
Over $100,000 (High Yield Bond Fund)
Over $100,000 (Emerging Markets Debt Fund)
Independent
Ms. Lesavoy	None	Over $100,000
Mr. Williams	None	$50,001-$100,000
Mr. Johnson	None	None
Mr. Harris	None	None
Ms. Cote	None	None
Mr. Taylor	None	None
Ms. Reynolds	None	None
Mr. Melendez***	None	None

*  Valuation date is December 31, 2021.

**  The Fund Complex currently consists of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

***  Mr. Melendez joined the Board on September 15, 2021.

Board Compensation. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Interested
Mr. Nesher	$0	$0	$0	$0
Mr. Doran	$0	$0	$0	$0
Independent
Ms. Lesavoy	$156,589	$0	$0	$327,500
Mr. Williams	$161,371	$0	$0	$337,500
Mr. Johnson	$144,634	$0	$0	$302,500
Mr. Harris	$144,634	$0	$0	$302,500
Ms. Cote	$156,589	$0	$0	$327,500
Mr. Taylor	$144,634	$0	$0	$302,500
Ms. Reynolds	$144,634	$0	$0	$302,500
Mr. Melendez*	$108,100	$0	$0	$227,500

*  Mr. Melendez joined the Board on September 15, 2021.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Institutional Investments Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Russell Emery, the Chief Compliance Officer of the Trust, receives compensation from the Trust for his services. The Trust's Chief Compliance Officer serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro rata share of the aggregate compensation payable to the Chief Compliance Officer for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

ROBERT A. NESHER (Born: 1946)—President and Chief Executive Officer (since 2005)—See biographical information above under the heading "Interested Trustees."

TIMOTHY D. BARTO (Born: 1968)—Vice President, Secretary and Chief Legal Officer (since 2002)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

ANKIT PURI (Born: 1984)—Controller and Chief Financial Officer (since 2022)—Director, Fund Accounting at SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, at Vanguard from September 2020 to June 2021. Senior Manager at Ernst & Young LLP from October 2017 to August 2020.

GLENN R. KURDZIEL (Born: 1974)—Assistant Controller (since 2017)—Senior Manager of Funds Accounting of SEI Investments Global Funds Services since 2005.

RUSSELL EMERY (Born: 1962)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of The Advisors' Inner Circle Fund III since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Frost Family of Funds since 2019. Chief Compliance Officer of Delaware Wilshire Private Markets Fund, Delaware

Wilshire Private Markets Master Fund and Delaware Wilshire Private Markets Tender Fund since 2020. Chief Compliance Officer of the Catholic Responsible Investments Funds since 2021. Chief Compliance Officer of SEI Exchange Traded Funds since 2022. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The KP Funds from 2013 to 2020. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021. Chief Compliance Officer of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018.

STEPHEN G. MACRAE (Born: 1967)—Vice President (since 2012)—Director of Global Investment Product Management since January 2004.

DAVID F. MCCANN (Born: 1976)—Vice President and Assistant Secretary (since 2009)—General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

KATHERINE MASON (Born: 1979)—Vice President and Assistant Secretary (since 2022)—Consulting Attorney at Hirtle, Callaghan & Co. (investment company) from October 2021 to June 2022. Attorney at Stradley Ronon Stevens & Young, LLP (law firm) from September 2007 to July 2012.

BRYANT SMITH (Born: 1981)—Chief Compliance Officer of Anti-Money Laundering (since 2022)—Mutual Fund Compliance Officer for the SEI Funds and the Advisor's Inner Circle Series Trust from 2015 to 2022.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. As required by applicable regulations, SIMC must vote proxies in a manner consistent with the best interest of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client") and must not place its own interests above those of its Clients. SIMC has adopted its own written proxy voting policies, procedures and guidelines that are reasonably designed to meet this purpose (the "Procedures"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies with respect to its Clients. The Service votes proxies in accordance with guidelines (the "Proxy Guidelines") approved by SIMC's Proxy Voting Committee (the "Proxy Committee") with certain limited exceptions as outlined below. The Proxy Guidelines set forth the manner in which SIMC will vote, or the manner in which SIMC shall determine how to vote, with respect to matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and, in most cases, vote the proxies in accordance with the Proxy Guidelines.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Proxy Guidelines. SIMC retains the authority to overrule the Service's recommendation in certain scenarios (as listed below) and instruct the Service to vote in a manner in variance with the Service's recommendation:

•  Requests by Sub-Advisers to Direct Proxy Votes. Sub-Advisers retained by SIMC to manage the Funds may contact SIMC with requests that SIMC direct a proxy vote in a particular solicitation which would differ from the Service's recommendation.

•  Recommendations by Engagement Vendor. In addition to retaining the Service, SIMC has also engaged a third party vendor to assist with engagement services (the "Engagement Service"). The Engagement Service strives to help investors manage reputational risk and increase corporate accountability through proactive, professional and constructive engagement. It does so by collaborating with investors, facilitating avenues of active ownership (including direct, constructive dialogue with companies) and assisting with shareholder resolutions and proxy voting decisions. As a result of this process, the Engagement Service will at times provide SIMC with proxy voting recommendations that may conflict with the Proxy Guidelines.

•  Consideration of Supplemental Solicitation Materials Prior to Proxy Submission Deadline. In certain situations, SIMC may become aware (e.g., via the Service) that an issuer intends to file or has filed additional solicitation materials after SIMC has received the Service's voting recommendations but before the voting submission deadline. In such circumstances, the Proxy Committee will consider whether such materials would reasonably be expected to affect SIMC's voting determination. If the Proxy Committee determines that such materials may reasonably impact SIMC's voting determination, it shall convene to further consider such materials before voting proxies.

In all circumstances identified above, the Proxy Committee shall convene and adhere to the conflicts provisions of the Procedures. For any proposal where the Proxy Committee determines that SIMC does not have a material conflict of interest, the Proxy Committee may overrule the Service's recommendation if the Proxy Committee reasonably determines that doing so is in the best interest of the Clients. For any proposal where the Proxy Committee determines that SIMC has a material conflict of interest, SIMC must vote in accordance with the Service's recommendation unless it has first fully disclosed to each Client holding the security at issue the nature of the conflict and obtained each Client's consent as to how SIMC will vote on the proposal. If the Proxy Committee decides to overrule the Service's recommendation, the Proxy Committee shall maintain a written record setting forth the basis of its decision.

In some circumstances, SIMC may determine it is in the best interest of its Clients to abstain from voting certain proxies. These include (but are not necessarily limited to) the following circumstances:

•  Proxy Guidelines do not cover an issue;

•  The Service does not make a recommendation on the issue;

•  SIMC determines that the costs of voting exceed the expected benefits to Clients;

•  The accounts engage in securities lending;

•  The vote is subject to "share blocking," which requires investors who intend to vote to surrender the right to dispose of their shares until after the shareholder meeting, potentially creating liquidity issues; and

•  The Proxy Committee is unable to convene to determine whether the proposal would be in the Client's best interests.

With respect to proxies of an affiliated investment company or series thereof, SIMC will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., "echo vote" or "mirror vote").

With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote a proxy. The Service may execute, on behalf of SIMC, power of attorney requirements in order to satisfy these requirements. Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder-specific or other limited power of attorney in order to vote a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting, and SIMC may abstain from voting.

For each proxy, SIMC maintains all related records as required by applicable law. The Trust is required to file how all proxies were voted with respect to portfolio securities held by the Funds. A Client may obtain, without charge, a copy of SIMC's Procedures and Proxy Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (i) such securities are appropriate for the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act or otherwise; (iv) such securities are traded on the American Stock Exchange, the NYSE or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the Funds' securities is not reasonably practicable or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, SIMC, the Administrator, the Distributor, the Funds' Sub-Advisers and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology for investments with readily-available market quotations requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, the Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company and Taxation of the Funds.  Each Fund has elected and intends to qualify to be treated as a RIC under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is timely distributed to shareholders. In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested, including through corporations in which a Fund owns a 20% or greater voting interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the

Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code. For more information about the amount of capital loss carry-forwards for the most recent fiscal year, please refer to the Annual Report of the Funds.

Excise Taxes.  Notwithstanding the Distribution Requirement described above, which generally only requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Fund Distributions.  The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by a Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. The Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond and Intermediate Duration Credit Funds are each expected to make primarily ordinary income distributions that will not be treated as qualified dividend income. In addition, the investment strategies of certain Funds may limit their ability to make distributions eligible to be reported as qualified dividend income.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra

Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond and Intermediate Duration Credit Funds are each expected to make primarily ordinary income distributions that will not be eligible for the dividends received deduction for corporate taxpayers. In addition, the investment strategies of certain Funds may limit their ability to make distributions eligible for the dividends received deduction.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a current maximum rate of 20% regardless of how long you have held your shares in such Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund's distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment, though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

A Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

Net Investment Income Tax.  U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Sales, Exchanges, or Redemptions of Shares.  If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who holds Fund shares as capital assets, will for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Each Fund (or its administrative agent) must report to the IRS and furnish to shareholders the cost basis information for shares. In addition to reporting the gross proceeds from the sale of its shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, each Fund will use a default cost basis method, which has been separately communicated to you. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Foreign Taxes.  Dividends and interest received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and intends to, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If a Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

Federal Tax Treatment of Certain Fund Investments.  A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund's ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund's ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by such Fund.

Certain derivative investment by the Funds, such as exchange-traded products (including exchange-traded commodity pools) and OTC derivatives may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the "Asset Test" described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds' determination under the "Asset Test" with respect to such derivatives.

A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (Section 1256 Contracts) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by such Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

A Fund's transactions in foreign currencies and forward currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes. Accordingly, in order to avoid certain income and excise taxes, each Fund may be required to liquidate its investments at a time when the investment advisor might not otherwise have chosen to do so.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund's business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" ("QEF") the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the

Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the Distribution Requirement set forth above. Amounts included in income each year by a Fund arising from a QEF election, will be "qualifying income" under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Under final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under section 163(j) of the Internal Revenue Code. A RIC's total "Section 163(j) Interest Dividend" for a tax year is limited to the excess of the RIC's business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder's interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder's interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. However, such holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

"Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as "section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from certain commodity-linked derivative instruments that certain Funds may invest in, may not be considered qualifying income for purposes of satisfying the Qualifying Income Test for qualification as a RIC. Each Fund will attempt to restrict its income from commodity-linked derivative instruments that it believes do not generate qualifying income, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, a Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which a Fund invests in commodities or commodity-linked derivative instruments directly may be limited by the requirements of Subchapter M of the Code, which each Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with such requirements would have significant negative tax consequences to Fund shareholders. As described in more detail above under "Taxes—Qualification as a Regulated Investment Company and Taxation of the Funds" a Fund may be able to cure a failure to meet the qualifying income requirement in certain circumstances, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund's returns.

A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in the Subsidiary, each Commodity Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, each Commodity Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC's "Subpart F" income (discussed further below) and any GILTI for the CFC's taxable year ending within the Fund's taxable year whether or not such income is actually distributed by the CFC. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC's depreciable tangible assets.

Each of the Commodity Funds may gain most of its exposure to the commodities markets through its investment in its own Subsidiary, which invests directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Commodity Funds' investment in their respective Subsidiaries is expected to provide the Commodity Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The "Subpart F" income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Commodity Funds attributable to their investment in a Subsidiary is "qualifying income" to the Commodity Funds to the extent that such income is derived with respect to the Commodity Fund's business of investing in stock, securities or currencies. Each Commodity Fund expects its "Subpart F" income attributable to its investment in its Subsidiary to be derived with respect to the Commodity Fund's business of investing in stock, securities or currencies. Accordingly, each Commodity Fund expects its "Subpart F" income attributable to its investment in a Subsidiary to be treated as "qualifying income." The Adviser will carefully monitor the Commodity Funds' investments in their respective Subsidiaries to ensure that no more than 25% of a Commodity Fund's assets are invested in its Subsidiary.

Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC's underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund's other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent a Commodity Fund invests in its Subsidiary and recognizes "Subpart F" income or GILTI in excess of actual cash distributions from the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. "Subpart F" income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities.

A Commodity Fund's recognition of any "Subpart F" income or GILTI from an investment in its Subsidiary will increase the Commodity Fund's tax basis in the Subsidiary. Distributions by a Subsidiary to a Commodity Fund, including in redemption of the Subsidiary's shares, will be tax free, to the extent of the Subsidiary's previously undistributed "Subpart F" income or GILTI, and will correspondingly reduce the Commodity Fund's tax basis in its Subsidiary, and any distributions in excess of the Commodity Fund's tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to a Commodity Fund's shares of its Subsidiary will not be currently recognized. A Commodity Fund's investment in its Subsidiary will potentially have the effect of accelerating the Commodity Fund's recognition of income and causing its income to be treated as ordinary income, regardless of the character of its Subsidiary's income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by a Commodity Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. A Commodity Fund will not receive any credit in respect of any non-U.S. tax borne by its Subsidiary.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) a Fund invests in residual interests of REMICs; (ii) a Fund invests in a REIT that is a taxable mortgage pool (TMP) or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC; or (iii) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. There are no restrictions preventing a Fund from holding investments in REITs that generate UBTI to their shareholders. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The

IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from his or her retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor regarding the federal, state and local tax implications of investing in Fund shares.

Backup Withholding. A Fund will be required in certain cases to withhold, at a rate of 24%, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien). Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders. If you are not a citizen or permanent resident of the United States, a Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend," which if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax, in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Non-U.S. Investors are encouraged to consult their tax advisor prior to investing in a Fund.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. It is expected that each Fund will not be liable for any corporate excise or income tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

FUND PORTFOLIO TRANSACTIONS

Brokerage Selection. The Trust has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the SIMC and the Funds' Sub-Advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results, taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While SIMC and the Sub-Advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily pay the lowest spread or commission available. The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the advisers will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve brokerage commissions, dealer spreads or underwriting discounts, transfer taxes or other direct transaction expenses.

It is expected that the Funds may execute a substantial portion of their brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for a Fund on an exchange. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's expenses. The Trustees, including those who are not "interested persons" (as defined under the 1940 Act) of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, SIMC or a Sub-Adviser, as applicable, may select a broker based upon brokerage or research services provided to SIMC or a Sub-Adviser. SIMC or a Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits SIMC or a Sub-Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, SIMC and the Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, SIMC or a Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, as defined by the Rules of the Financial Industry Regulatory Authority ("FINRA"), and in accordance with applicable SEC guidance.

The research services received from a broker-dealer may be complicated by MiFID II, which places restrictions on the receipt of research services by EU authorized investment firms and certain affiliated US asset managers.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which SIMC or a Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.

SIMC or a Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by SIMC or a Sub-Adviser will be in addition to and not in lieu of the services required to be performed by SIMC or a Sub-Adviser under their Investment Advisory Agreements. Any advisory, sub-advisory or other fees paid to SIMC or a Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases, SIMC or a Sub-Adviser receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, SIMC or a Sub-Adviser, as applicable, makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while SIMC or a Sub-Adviser will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, SIMC and the Sub-Advisers face a potential conflict of interest, but SIMC and the Sub-Advisers believe that their respective allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide SIMC or a Sub-Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

SIMC also from time to time executes trades with the Distributor, acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in the Sub-Adviser(s) in the Fund or a reallocation of assets among the Fund's Sub-Adviser(s). An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

Certain information about the Funds' brokerage activities, including brokerage activities with affiliated brokers, for the fiscal years ended May 31, 2020, 2021 and 2022, is set forth below:

	Total $ Amount of Brokerage Commissions Paid (000)			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2020	2021	2022	2020	2021	2022	2022	2022
Large Cap Fund	$292	$215	$201	$0	$17	$0	0%	0%
Large Cap Disciplined Equity Fund	$1,508	$951	$488	$38	$30	$21	4%	6%
Large Cap Index Fund	$36	$26	$28	$0	$0	$0	0%	0%
S&P 500 Index Fund	$96	$63	$66	$0	$0	$0	0%	0%
Extended Market Index Fund	$71	$80	$67	$0	$0	$0	0%	0%
Small Cap Fund	$377	$282	$262	$0	$0	$0	0%	0%
Small Cap II Fund	$584	$652	$603	$5	$0	$0	0%	0%
Small/Mid Cap Equity Fund	$1,462	$994	$936	$17	$0	$0	0%	0%
U.S. Equity Factor Allocation Fund	$155	$308	$295	$71	$130	$151	51%	71%
U.S. Managed Volatility Fund	$584	$175	$108	$0	$0	$0	0%	0%
Global Managed Volatility Fund	$618	$535	$550	$0	$0	$0	0%	0%
World Select Equity Fund	$5,293	$535	$280	$21	$7	$4	1%	2%
World Equity Ex-US Fund	$8,613	$8,745	$8,032	$765	$454	$0	0%	0%
Screened World Equity Ex-US Fund	$132	$137	$163	$0	$0	$0	0%	0%
Emerging Markets Equity Fund	$1,433	$2,137	$1,924	$0	$0	$0	0%	0%
Opportunistic Income Fund	$5	$9	$2	$0	$0	$0	0%	0%
Core Fixed Income Fund	$809	$326	$656	$0	$0	$0	0%	0%
High Yield Bond Fund	$11	$42	$33	$0	$0	$0	0%	0%
Long Duration Fund	$35	$19	$16	$0	$0	$0	0%	0%
Long Duration Credit Fund	$83	$38	$47	$0	$0	$0	0%	0%
Ultra Short Duration Bond Fund	$3	$3	$2	$0	$0	$0	0%	0%
Emerging Markets Debt Fund	$13	$87	$20	$0	$0	$0	0%	0%
Real Return Fund	$0	$0	$0	$0	$0	$0	0%	0%
Limited Duration Bond Fund	$8	$2	$9	$0	$0	$0	0%	0%
Intermediate Duration Credit Fund	$4	$4	$4	$0	$0	$0	0%	0%
Dynamic Asset Allocation Fund	$287	$37	$37	$0	$0	$0	0%	0%
Multi-Asset Real Return Fund	$104	$91	$60	$0	$0	$0	0%	0%

The portfolio turnover rate for the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Select Equity Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Emerging Markets Equity Fund, Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund, Intermediate Duration Credit Fund, Dynamic Asset Allocation Fund and Multi-Asset Real Return Fund for the fiscal years ended May 31, 2021 and 2022 was as follows:

	Turnover Rate
Fund	2021	2022
Large Cap Fund	78%	76%
Large Cap Disciplined Equity Fund	142%	146%
Large Cap Index Fund	20%	18%
S&P 500 Index Fund	19%	11%
Extended Market Index Fund	58%	49%
Small Cap Fund	122%	120%
Small Cap II Fund	151%	130%
Small/Mid Cap Equity Fund	88%	82%
U.S. Equity Factor Allocation Fund	72%	64%
U.S. Managed Volatility Fund	61%	55%
Global Managed Volatility Fund	53%	56%
World Select Equity Fund	66%	60%
World Equity Ex-US Fund	85%	73%
Screened World Equity Ex-US Fund	102%	84%
Emerging Markets Equity Fund	90%	86%
Opportunistic Income Fund	62%	45%
Core Fixed Income Fund	386%	380%
High Yield Bond Fund	78%	50%
Long Duration Fund	105%	127%
Long Duration Credit Fund	56%	85%
Ultra Short Duration Bond Fund	79%	55%
Emerging Markets Debt Fund	81%	76%
Real Return Fund	46%	36%
Limited Duration Bond Fund	155%	195%
Intermediate Duration Credit Fund	103%	135%
Dynamic Asset Allocation Fund	17%	13%
Multi-Asset Real Return Fund	63%	54%

Pursuant to its investment strategy, the Dynamic Asset Allocation Fund seeks to implement a relatively small number of high confidence themes over a reasonable time horizon. The turnover experience in the Fund can differ substantially from year to year based on variations in the overall number of themes implemented in the portfolio (which can typically vary anywhere from 1 to 5) and the time horizon of each theme (which can typically vary from 3 months to 2 years).

The Trust is required to identify any securities of its "regular broker dealers" (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. Certain information about these issuers is set forth below, as of May 31, 2022:

Fund	Name of Issuer	Type of Security	Amount (000)
Large Cap Fund	JP Morgan	Equity	$31,613
	Goldman Sachs & Co.	Equity	$2,979
	Citigroup Global Markets	Equity	$1,585
	Morgan Stanley & Co, Inc	Equity	$1,007

Fund	Name of Issuer	Type of Security	Amount (000)
Large Cap Disciplined Equity Fund	JP Morgan Securities	Equity	$47,553
	Barclays Capital Inc.	Equity	$120
	Wachovia Capital Markets	Equity	$120
	Cowen and Company	Equity	$—	*
Large Cap Index Fund	JP Morgan Securities	Equity	$373
S&P 500 Index Fund	JP Morgan	Equity	$17
	Citigroup Global Markets	Equity	$14
	Merrill Lynch, Pierce, Fenner & Smith	Equity	$11
	UBS Securities LLC	Equity	$5
	Goldman Sachs & Co.	Equity	$5
Extended Market Index Fund	JP Morgan Securities	Equity	$381
	Morgan Stanley & Co.	Equity	$9
	Credit Suisse First Boston LLC	Equity	$1
Small Cap Fund	JP Morgan Securities	Equity	$4,508
	Sanford C. Bernstein & Co., LLC	Equity	$123
Small Cap II Fund	JP Morgan Securities	Equity	$18,275
	Goldman Sachs & Co.	Equity	$941
	Morgan Stanley & Co, Inc	Equity	$390
	Barclays Capital Inc.	Equity	$327
	Bank of America	Equity	$267
Small/Mid Cap Equity Fund	JPM Chase	Equity	$17,315
	Morgan Stanley & Co, Inc.	Equity	$3,642
	Goldman Sachs & Co.	Equity	$1,769
	UBS Securities LLC	Equity	$671
U.S. Managed Volatility Fund	JP Morgan Securities	Equity	$25,776
	Morgan Stanley & Co, Inc.	Equity	$227
Global Managed Volatility Fund	UBS Securities LLC	Equity	$—	*
	Morgan Stanley & Co, Inc.	Equity	$—	*
World Select Equity Fund	Standard Chartered Bank	Equity	$677
	Swedbank	Equity	$286
	Credit USA	Equity	$268
	ALH—VTB Capital	Equity	$35
	Morgan Stanley & Co, Inc.		$13
World Equity Ex-US Fund	Goldman Sachs & Co	Equity	$3
Screened World Equity Ex-US Fund	Jefferies LLC	Equity	$139
Emerging Markets Equity Fund	Brown Brothers	Equity	$37,661
	Merrill Lynch	Equity	$7,354
	Citigroup	Equity	$6,836
	HSBC	Equity	$5,572
	Kotak	Equity	$3,298
Opportunistic Income Fund	BNP Paribas	Debt	$184,757
	JP Morgan Chase	Debt	$75,417
	Citigroup Global Markets	Debt	$62,548
	Barclays Capital Inc.	Debt	$57,445
	Goldman, Sachs & Co	Debt	$54,372
Core Fixed Income Fund	Goldman Sachs & Co.	Debt	$9,882,954
	JPM Chase	Debt	$8,614,944
	Bank of America	Debt	$7,589,423
	Citigroup	Debt	$7,487,993
	Credit Suisse First Boston LLC	Debt	$6,443,313

Fund	Name of Issuer	Type of Security	Amount (000)
High Yield Bond Fund	Montgomery/Bank of America	Debt	$243,539
	JP Morgan	Debt	$207,307
	Goldman, Sachs & Co.	Debt	$198,709
	Citigroup—SAL	Debt	$172,694
	Barclays Capital Inc.	Debt	$149,900
Long Duration Fund	Goldman Sachs & Co.	Debt	$505,420
	Bank of America	Debt	$413,980
	Citigroup Global Markets	Debt	$356,103
	Deutsche Bank Securities, Inc.	Debt	$328,790
	JPM Chase	Debt	$273,988
Long Duration Credit Fund	Goldman Sachs & Co.	Debt	$1,130,180
	Montgomery/Bank of America	Debt	$845,647
	Citigroup	Debt	$657,447
	Barclays Capital Inc.	Debt	$646,224
	JPM Chase	Debt	$638,952
Ultra Short Duration Bond Fund	BNP Paribas	Debt	$325,379
	JPM Chase	Debt	$177,290
	Citigroup	Debt	$87,195
	Goldman Sachs & Co	Debt	$56,712
	Nomura Securities International, Inc.	Debt	$52,234
Emerging Markets Debt Fund	Citigroup Global Markets	Debt	$390,483
	HSBC	Debt	$285,437
	JPM Chase	Debt	$275,934
	Goldman Sachs & Co.	Debt	$241,899
	Bank of America	Debt	$189,917
Real Return Fund	Goldman, Sachs & Co.	Debt	$188,111
	Citigroup Global Markets	Debt	$27,141
	Barclays Capital Inc. Fixed Income	Debt	$28,006
	Chase Securities, Inc.	Debt	$18,591
	Nomura Securities International, Inc.	Debt	$4,834
Limited Duration Bond Fund	Bank of America	Debt	$900,991
	Citigroup Global Markets	Debt	$762,711
	Goldman, Sachs & Co.	Debt	$614,387
	Credit Agricole Securities (USA) Inc.	Debt	$610,000
	Credit Suisse First Boston LLC	Debt	$565,940
Intermediate Duration Credit Fund	Bank of America	Debt	$2,189,249
	Goldman, Sachs & Co.	Debt	$1,064,884
	JPM Chase	Debt	$900,684
	RBC Capital	Debt	$843,552
	HSBC	Debt	$820,492
Dynamic Asset Allocation Fund	Montgomery/Bank of America	Equity	$52,374
	Merrill Lynch	Equity	$31,139
	BAML	Equity	$9,391
	Goldman, Sachs & Co.	Equity	$8,811
Multi-Asset Real Return Fund	HSBC Securities, Inc.	Debt	$1,496,553
	JP Morgan Securities, Inc.	Debt	$266,410
	Wachovia Capital Markets	Debt	$213,729
	Barclays Capital	Debt	$136,389
	UBS Securities	Debt	$111,842

*  Amounts designated as "—" are $0 or have been rounded to $0.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings (the "Portfolio Holdings Website"). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy seeks to ensure that the disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and includes procedures to address conflicts of interest.

Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

On the Monday following each week end, a list of all portfolio holdings in the Dynamic Asset Allocation Fund as of the end of such week shall be made available on the Portfolio Holdings Website. The portfolio holdings shall remain on the Portfolio Holdings Website until the following Monday at which time it will be permanently removed from the site.

Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means.

Portfolio holdings information may be provided to independent third-party fund reporting services (e.g., Broadridge, Lipper or Morningstar) for a legitimate business purpose, but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will keep the information confidential and will not trade on the information.

Portfolio holdings information may also be provided at any time and as frequently as daily to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator and certain other service providers, as well as additional contractors and vendors that may include, but are not limited to: the custodian and sub-custodian, the transfer agent, attorneys, independent auditors, securities lending agents, tax filing and reclamation vendors, class-action monitoring and filing vendors, printing and filing vendors, proxy vendors and providers of portfolio monitoring and analytical tools. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by a confidentiality agreement, the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust, and such service providers will be prohibited from trading on the information.

Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. Additionally, a Sub-Adviser may provide portfolio holdings information to third-party service providers in connection with its duties as a Sub-Adviser, provided that the Sub-Adviser is responsible for such third-party's confidential treatment of such data. The Sub-Adviser is also obligated, pursuant to its fiduciary duty to the relevant Fund, to ensure that any third-party service provider will keep the information confidential and has a duty not to trade on any portfolio holdings information it receives other than subject to the Sub-Adviser's instruction.

The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation of the Funds' policies and procedures by the Chief Compliance Officer.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Trust files a complete schedule of the Funds' investments within 60 days after the end of each fiscal quarter pursuant to Form N-PORT and/or as part of the Funds' annual or semi-annual shareholder report.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights.

The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of such series. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus for the Funds or SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust: (i) contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees; and (ii) provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 9, 2022, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who own of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

Name and Address	Number of Shares	Percent of Fund/Class
Large Cap Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	21,764,185.317	42.59%
SEI Core Strategies Collective Trust—SEI Large Cap Fund Portfolio Implementations & Trading One Freedom Valley Drive Oaks, PA 19456-9989	9,001,443.233	17.62%
Commerce Bank FBO Children's Mercy Hospital Core Investor CUST Mailstop TBTS 2 Kansas City, MO 64106-187	7,646,723.128	14.96%
SEI Private Trust Company C/O Private Wealth Management One Freedom Valley Drive Oaks, PA 19456-9989	3,102,046.261	6.07%
Large Cap Disciplined Equity Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	73,538,706.888	50.91%
US Bank NA FBO Major League Baseball Moderate 1555 N Rivercenter Dr STE 302 Milwaukee, WI 53212-3958	13,187,606.340	9.13%

Name and Address	Number of Shares	Percent of Fund/Class
Large Cap Index Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	4,740,696.430	53.18%
Mac & Co A/C ATTN: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	962,404.380	10.80%
Vought Aircraft Industries Inc Master Defined Benefit Trust C/O Triumph Group 899 Cassatt Rd STE 210 Berwyn PA 19312-1190	906,911.737	10.17%
Commerce Bank FBO Childrens Mercy Hosp Core Inv Mailstop TBTS 2 Kansas City MO 64106	568,452.311	6.38%
S&P 500 Index Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	139,881,460.786	58.10%
Extended Market Index Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	52,898,114.276	57.90%
US Bank AS Trustee FBO AK Steel Corporation Master Pension Trust 1555 N Rivercenter Dr. STE 302 Milwaukee, WI 53212-3958	4,902,245.795	5.37%
Small Cap Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6,526,792.474	35.84%
SEI Core Strategies Collective Trust—SEI Small Cap Fund One Freedom Valley Drive Oaks, PA 19456-9989	4,798,610.403	26.35%

Name and Address	Number of Shares	Percent of Fund/Class
Commerce Bank FBO Children's Mercy Hospital Core Investor CUST Mailstop TBTS 2 Kansas City, MO 64106	4,457,570.548	24.48%
Small Cap II Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	10,344,064.751	37.14%
Ardagh Glass Inc Retirement Income Plan Trust PO Box 50487 Indianapolis, IN 46250-0487	6,272,868.609	22.52%
Vought Aircraft Industries Inc Master Defined Benefit Trust C/O Triumph Group ATTN: Ray Branscome 899 Cassatt Rd STE 210 Berwyn, PA 19312-1190	5,127,912.091	18.41%
Small/Mid Cap Equity Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	47,645,042.769	53.20%
US Bank NA FBO Major League Baseball Moderate 1555 N Rivercenter Dr STE 302 Milwaukee, WI 53212-3958	9,568,630.019	10.68%
U.S. Managed Volatility Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	32,608,901.939	50.21%
Vought Aircraft Industries Inc Master Defined Benefit Trust C/O Triumph Group 899 Cassatt Rd STE 210 Berwyn, PA 19312-1190	17,175,615.218	26.45%
Commerce Bank FBO Children's Mercy Hosp Core Inv CUST Mailstop TBTS 2 Kansas City, MO 64106	5,462,053.230	8.41%

Name and Address	Number of Shares	Percent of Fund/Class
Northern Trust FBO Harnischfeger Master Retirement 50 S LaSalle Chicago, IL 60675-0001	3,809,924.785	5.87%
U.S. Equity Factor Allocation Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	45,555,639.783	60.57%
US Bank as Trustee FBO AK Steel Corporation Master Pension Trust 1555 N Rivercenter Dr. STE 302 Milwaukee, WI 53212-3958	10,634,654.505	14.14%
Global Managed Volatility Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	118,599,235.676	59.19%
Commerce Bank Children's Mercy Hospital Core Investor CUST 922 Walnut Street Mailstop TBTS 2 Kansas City, MO 64106-1871	19,943,111.718	9.95%
Northern Trust FBO Harnischfeger Master Retirement 50 S LaSalle Chicago, IL 60675-0001	12,583,920.555	6.28%
World Select Equity Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	17,121,417.961	76.06%
SEI Private Trust Company C/O Principal Financial FBO UNY Engineers Pension Fund One Freedom Valley Drive Oaks, PA 19456-9989	4,410,425.695	19.59%
World Equity Ex-US Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	416,915,124.713	55.15%

Name and Address	Number of Shares	Percent of Fund/Class
Screened World Equity Ex-US Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6,606,325.085	47.81%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	4,592,090.649	33.23%
BMO Harris Bank, N.A. FBO MN JCF Long Term Pool-Pledged C/O Reliance Trust Company 111 W. Monroe Street Chicago, IL 60603	2,564,587.636	18.56%
Emerging Markets Equity Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	58,359,903.780	48.67%
Opportunistic Income Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	58,867,030.169	76.38%
US Bank NA FBO Major League Baseball-Growth ATTN: Derek Rosenbauer 1555 N Rivercenter Dr STE 302 Milwaukee, WI 53212-3958	3,978,805.615	5.16%
Core Fixed Income Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	485,931,893.065	55.00%
The Northern Trust CO As Trustee FBO Pfizer DV 801 S Canal Street Chicago, IL 60607-4715	58,617,619.252	6.63%
High Yield Bond Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	135,075,634.14	48.96%

Name and Address	Number of Shares	Percent of Fund/Class
Long Duration Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	65,647,137.090	65.24%
Mac & Co ATTN: Mutual Fund Operations 500 Grant St. Room 151-1010 Pittsburgh PA 15219-2502	10,920,967.966	10.85%
SEI Core Strategies Collective Trust SEI Long Duration Fund ATTN: Derek Papastrat One Freedom Valley Drive Oaks, PA 19456-9989	9,466,022.966	9.41%
Long Duration Credit Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	174,771,048.471	50.36%
US Bank NA FBO Major League Baseball Moderate LDI MPP Plan 1555 N Rivercenter Dr STE 302 Milwaukee, WI 53212-3958	36,796,249.495	10.6%
Mac & Co ATTN: Mutual Fund Operations 500 Grant Street Pittsburgh, PA 15219-2502	23,585,652.917	6.8%
SEI Private Trust Company C/O Principal Financial FBO NJ ED RET PL One Freedom Valley Drive Oaks, PA 19456-9989	22,106,935.626	6.37%
Ultra Short Duration Bond Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	35,643,169.706	80.74%
Northern Tr CO Cust FBO North Dakota State Investment Board A/C 2677035 PO Box 92956 Chicago, IL 60675-2956	2,230,016.968	5.05%

Name and Address	Number of Shares	Percent of Fund/Class
Emerging Markets Debt Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	116,247,464.938	49.63%
Real Return Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	20,329,895.074	63.65%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	1,851,772.594	5.8%
Limited Duration Bond Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	116,106,704.931	70.33%
Intermediate Duration Credit Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	204,793,994.326	54.63%
US Bank as Trustee FBO AK Steel Corporation Master Pension Trust 1555 N Rivercenter Dr. STE 302 Milwaukee, WI 53212-3958	25,425,609.656	6.78%
Mac & Co A/C ATTN: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	19,773,899.468	5.28%
Dynamic Asset Allocation Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	47,472,902.234	56.21%
Multi-Asset Real Return Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	47,915,524.618	53.54%

Name and Address	Number of Shares	Percent of Fund/Class
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	7,112,075.809	7.95%
Fifth Third Bank FBO BV Health System—Mutual Funds 38 Fountain Square PLZ Cincinnati, OH 45202-3102	4,929,293.796	5.51%

MASTER/FEEDER OPTION

The Trust may, in the future, seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

DISCLAIMER

The Large Cap Index and Extended Market Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Large Cap Index and Extended Market Index Funds nor any associated literature or publications, and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Frank Russell Company's publication of the Russell Indexes in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in index funds generally or the Fund specifically or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust, as licensee, is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

CUSTODIANS

U.S. Bank National Association ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Large Cap, Large Cap Disciplined Equity, Large Cap Index, Extended Market Index, S&P 500 Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Real Return, Limited Duration Bond and Intermediate Duration Credit Funds. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the World Select Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Emerging Markets Debt, Dynamic Asset Allocation and Multi-Asset Real Return Funds. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

APPENDIX A
DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), S&P Global Ratings ("S&P"), and Fitch Ratings ("Fitch"), respectively.

Description of Moody's Global Ratings

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody's Global Long-Term Ratings

Aaa   Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa   Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A   Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa   Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba   Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B   Obligations rated B are considered speculative and are subject to high credit risk.

Caa   Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca   Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C   Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody's Global Short-Term Ratings

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP   Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody's U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1   This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2   This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3   This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG   This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody's Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature ("demand feature") of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade ("VMIG") scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade. The VMIG short-term demand obligation rating is typically assigned if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is "NR".

Moody's demand obligation ratings are as follows:

VMIG 1   This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2   This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3   This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG   This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P's Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•  The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•  The nature and provisions of the financial obligation, and the promise S&P imputes; and

•  The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P's Long-Term Issue Credit Ratings*

AAA  An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA   An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A   An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB   An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB; B; CCC;   Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant
CC; and C   speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB   An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B   An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC   An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC   An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C   An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D   An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P's Short-Term Issue Credit Ratings

A-1   A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2   A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3   A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B   A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C   A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D   A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

Description of S&P's Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

•  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1   Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

D  'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch's Credit Ratings

Fitch's credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as 'NR'.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation).

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' ratings and ratings below the 'CCC' category. For the short-term rating category of 'F1', a '+' may be appended.

Description of Fitch's Long-Term Corporate Finance Obligations Ratings

AAA   Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA   Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A   High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB   Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB   Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B   Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC   Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC   Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C   Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of 'CCC', 'CC' and 'C' can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'CCC' to 'C' rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch's Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1  Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2   Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3   Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B   Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C   High short-term default risk. Default is a real possibility.

RD   Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D   Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

SEI INSTITUTIONAL INVESTMENTS TRUST

PART C. OTHER INFORMATION

Item 28. Exhibits:

(a) Registrant's Declaration of Trust, dated March 1, 1995

(b) Amended and Restated By-Laws, dated September 15, 2015

(c) Not Applicable.

(d)(1) Investment Advisory Agreement, dated June 14, 1996, between the Trust and SEI Investments Management Corporation ("SIMC") (formerly "SEI Financial Management Corporation")

(d)(2) Amended Schedule B, as last revised December 5, 2017, to the Investment Advisory Agreement, dated June 14, 1996, between the Trust and SIMC

(d)(3) Investment Advisory Agreement, dated March 27, 2013, between DAA Commodity Strategy Ltd. and SIMC

(d)(4) Investment Advisory Agreement, dated March 27, 2013, between MARR Commodity Strategy Ltd. and SIMC

(d)(5) Amendment, dated September 23, 2014, to the Investment Advisory Agreement for the MARR Commodity Strategy Subsidiary Ltd., dated March 27, 2013, between MARR Commodity Strategy Ltd. and SIMC

(d)(6) Investment Sub-Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management LLC with respect to the International Equity and World Equity Ex-US Funds

(d)(7) Amendment, dated January 6, 2012, to the Investment Sub-Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management LLC with respect to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds

(d)(8) Amended Schedules A and B, as last revised November 12, 2020, to the Investment Sub-Advisory Agreement, dated April 2, 2009, as amended January 6, 2012, between SIMC and Acadian Asset Management LLC with respect to the World Equity Ex-US, Screened World Ex-US, Global Managed Volatility, Large Cap and Large Cap Disciplined Equity Funds

(d)(9) Investment Sub-Advisory Agreement, dated November 13, 2019, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Real Return, Emerging Markets Equity and World Equity Ex-US Funds (filed herewith)

(d)(10)  Investment Sub-Advisory Agreement, dated November 1, 2021, between SIMC and Allspring Global Investments, LLC with respect to the Core Fixed Income, World Equity ex-US, Global Managed Volatility, U.S. Managed Volatility and Screened World Equity Ex-US Funds (filed herewith)

(d)(11) Investment Sub-Advisory Agreement, December 9, 2021, between SIMC and Ares Capital Management II LLC with respect to the High Yield Bond and Opportunistic Income Funds (filed herewith)

(d)(12) Investment Sub-Advisory Agreement, dated June 25, 2014, between SIMC and ArrowMark Colorado Holdings, LLC (f/k/a Arrowpoint Asset Management, LLC) with respect to the Small/Mid Cap Equity Fund

(d)(13) Amended Schedules A and B, as last revised September 15, 2016, to the Investment Sub-Advisory Agreement, dated June 25, 2014, between SIMC and ArrowMark Colorado Holdings, LLC with respect to the Small Cap II and Small/Mid Cap Equity Funds

(d)(14) Investment Sub-Advisory Agreement, dated April 18, 2017, between SIMC and AS Trigon Asset Management with respect to the World Select Equity Fund

(d)(15) Investment Sub-Advisory Agreement, dated December 23, 2015, between SIMC and Axiom Investors LLC (f/k/a Axiom International Investors LLC) with respect to the Small/Mid Cap Equity Fund

(d)(16) Amended Schedules A and B, as last revised September 15, 2016, to the Investment Sub-Advisory Agreement, dated December 23, 2015, between SIMC and Axiom Investors LLC (f/k/a Axiom International Investors LLC) with respect to the Small Cap and Small/Mid Cap Equity Funds

(d)(17) Investment Sub-Advisory Agreement, dated February 1, 2019, between SIMC and Benefit Street Partners L.L.C. with respect to the High Yield Bond Fund

(d)(18) Investment Sub-Advisory Agreement, dated March 31, 2009, between SIMC and Brigade Capital Management, LP with respect to the High Yield Bond Fund

(d)(19) Amendment, dated December 5, 2018, to the Investment Sub-Advisory Agreement, dated March 31, 2009, between SIMC and Brigade Capital Management, LP with respect to the High Yield Bond Fund

(d)(20) Investment Sub-Advisory Agreement, dated December 5, 2017, between SIMC and Cardinal Capital Management, L.L.C. with respect to the Small/Mid Cap Equity Fund

(d)(21) Investment Sub-Advisory Agreement, dated June 30, 2014, between SIMC and Causeway Capital Management LLC with respect to the Emerging Markets Equity Fund

(d)(22) Investment Sub-Advisory Agreement, dated March 28, 2018, between SIMC and Ceredex Value Advisors LLC, with respect to the Large Cap Disciplined Equity Fund

(d)(23) Investment Sub-Advisory Agreement, dated March 29, 2017, between SIMC and Coho Partners, Ltd. with respect to the Large Cap Fund

(d)(24) Amended Schedules A and B, as last revised December 5, 2018, to the Investment Sub-Advisory Agreement, dated March 29, 2017, between SIMC and Coho Partners, Ltd. with respect to the Large Cap and Large Cap Disciplined Equity Funds

(d)(25) Investment Sub-Advisory Agreement, dated September 20, 2018, between SIMC and Colchester Global Investors Limited with respect to the Emerging Markets Debt Fund

(d)(26) Investment Sub-Advisory Agreement, dated December 4, 2018, between SIMC and Copeland Capital Management, LLC with respect to the Small/Mid Cap Equity and Small Cap II Funds

(d)(27) Amended Schedules A and B, as last revised September 17, 2021, to the Investment Sub-Advisory Agreement, dated December 4, 2018, between SIMC and Copeland Capital Management, LLC with respect to the Large Cap Disciplined Equity, Small Cap II and Small/Mid Cap Equity Funds

(d)(28) Investment Sub-Advisory Agreement, dated May 31, 2021 between SIMC and Cullen Capital Management LLC with respect to the Large Cap Fund

(d)(29) Investment Sub-Advisory Agreement, dated December 18, 2020, between SIMC and Delaware Investments Fund Advisers with respect to World Equity Ex-US Fund

(d)(30) Investment Sub-Advisory Delegation Agreement, dated September 16, 2021, between SIMC, Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust (f/k/a Macquarie Investment Management Business Trust) and Macquarie Funds Management Hong Kong Limited with respect to the World Equity Ex-US Fund (filed herewith)

(d)(31) Investment Sub-Advisory Agreement, dated December 10, 2014, between SIMC and EAM Investors, LLC with respect to the Small Cap and Small Cap II Funds

(d)(32) Amended Schedule B, as last revised March 24, 2015, to the Investment Sub-Advisory Agreement, dated December 10, 2014, between SIMC and EAM Investors, LLC with respect to the Small Cap and Small Cap II Funds

(d)(33) Investment Sub-Advisory Agreement, dated July 1, 2021 between SIMC and Easterly Investment Partners LLC with respect to the Small Cap II Fund

(d)(34) Investment Sub-Advisory Agreement, dated March 28, 2017, between SIMC and Fiera Capital Inc.

(d)(35) Amendment, dated January 31, 2022, to the Investment Sub-Advisory Agreement, dated March 28, 2017, as amended June 26, 2018, between SIMC and Fiera Capital Inc. with respect to the World Select Equity Fund (filed herewith)

(d)(36) Amended Schedules A and B, as last revised June 26, 2018, to the Investment Sub-Advisory Agreement, dated March 28, 2017, between SIMC and Fiera Capital Inc. with respect to the World Select Equity Fund

(d)(37) Investment Sub-Advisory Delegation Agreement, dated January 31, 2021, between SIMC, Fiera Capital Inc. and StonePine Asset Management Inc. with respect to the World Select Equity Fund (filed herewith)

(d)(38) Investment Sub-Advisory Agreement, dated June 27, 2017, between SIMC and Fondsmaeglerselskabet Maj Invest A/S with respect to the World Select Equity Fund

(d)(39) Investment Sub-Advisory Agreement, dated August 7, 2021, between SIMC and Franklin Advisers, Inc. with respect to the Multi- Asset Real Return Fund

(d)(40) Investment Sub-Advisory Agreement, dated December 5, 2018, between SIMC and Fred Alger Management, Inc. (f/k/a Fred Alger Management, Inc.) with respect to the Large Cap Fund

(d)(41) Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Income Research & Management with respect to the Long Duration Fund

(d)(42) Amended Schedules A and B, as last revised December 9, 2014, to the Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Income Research & Management with respect to the Long Duration, Long Duration Credit (f/k/a Long Duration Corporate Bond) and Intermediate Duration Credit Funds

(d)(43) Investment Sub-Advisory Agreement, dated March 31, 2022, between SIMC and Intech Investment Management LLC with respect to the World Select Equity Fund (filed herewith)

(d)(44) Investment Sub-Advisory Agreement, dated July 1, 2020, between SIMC and Jackson Creek Investment Advisors LLC, with respect to the Small/Mid Cap Equity Fund

(d)(45) Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund

(d)(46) Amendment, dated January 25, 2012, to the Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund

(d)(47) Amended Schedules A and B, as last revised March 24, 2011, to the Investment Sub-Advisory Agreement, dated October 3, 2005, as amended January 25, 2012, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund

(d)(48) Investment Sub-Advisory Agreement, dated June 24, 2009, between SIMC and Jennison Associates LLC with respect to the Long Duration Fund

(d)(49) Amended Schedules A and B, as last revised November 13, 2020, to the Investment Sub-Advisory Agreement, dated July 24, 2009, between SIMC and Jennison Associates LLC with respect to the Long Duration, Core Fixed Income and Long Duration Credit (f/k/a Long Duration Corporate Bond) Funds

(d)(50) Investment Sub-Advisory Agreement, dated October 1, 2021, between SIMC and JOHCM (USA) Inc.with respect to the Emerging Markets Equity and World Equity Ex-US Funds (filed herewith)

(d)(51) Investment Sub-Advisory Agreement, dated June 22, 2016, between SIMC and KBI Global Investors (North America) Ltd (f/k/a Kleinwort Benson Investors International Ltd.) with respect to the Emerging Markets Equity Fund

(d)(52) Investment Sub-Advisory Agreement, dated December 14, 2020, between SIMC and Lazard Asset Management LLC with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds

(d)(53) Amended Schedule B, as last revised April 1, 2022, to the Sub-Advisory Agreement, dated December 14, 2020, between SIMC and Lazard Asset Management LLC with respect to the World Equity Ex-US Fund and Screened World Equity Ex-US Fund (filed herewith)

(d)(54) Investment Sub-Advisory Agreement, dated March 1, 2022, between SIMC and Leeward Investments, LLC with respect to the Small Cap Fund and Mid-Cap Fund (filed herewith)

(d)(55) Investment Sub-Advisory Agreement, dated September 15, 2011, between SIMC and Legal & General Investment Management America Inc. with respect to the Long Duration Fund

(d)(56) Amended Schedules A and B, as last revised December 9, 2014, to the Investment Sub-Advisory Agreement, dated September 15, 2011, between SIMC and Legal & General Investment Management America Inc. with respect to the Long Duration, Long Duration Credit (f/k/a Long Duration Corporate Bond) and Intermediate Duration Credit Funds

(d)(57) Investment Sub-Advisory Agreement, dated March 25, 2020, between SIMC and Los Angeles Capital Management and Equity Research, Inc. with respect to the Small Cap and Small Cap II Funds

(d)(58) Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and LSV Asset Management with respect to the Large Cap Fund

(d)(59) Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and LSV Asset Management with respect to the Small/Mid Cap Equity Fund

(d)(60) Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility Fund

(d)(61) Amendment, dated July 1, 2003, to Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and LSV Asset Management with respect to the Large Cap and Small Cap Funds

(d)(62) Amended Schedule A, as last revised December 6, 2016, to the Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds

(d)(63) Amended Schedule B, as last revised April 2, 2018, to the Investment Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds

(d)(64) Schedule C, as last revised July 1, 2003, to the Investment Sub-Advisory Agreement, dated June 14, 1996, as amended July 1, 2003, between SIMC and LSV Asset Management with respect to the Large Cap and Small Cap Funds

(d)(65) Investment Sub-Advisory Agreement, dated April 3, 2019, between SIMC and Mackenzie Investments Corporation with respect to the World Select Equity Fund

(d)(66) Amended Schedules A and B, as last revised March 25, 2020, to the Investment Sub-Advisory Agreement, dated April 3, 2020, between SIMC and Mackenzie Investments Corporation with respect to the World Select Equity and Large Cap Disciplined Equity Funds

(d)(67) Investment Sub-Advisory Agreement, dated August 13, 2013, between SIMC and Manulife Investment Management (US) LLC (f/k/a Declaration Management & Research LLC) with respect to the Opportunistic Income Fund

(d)(68) Investment Sub-Advisory Agreement, dated June 26, 2018, between SIMC and Mar Vista Investment Partners with respect to the Large Cap Fund

(d)(69) Investment Sub-Advisory Agreement, dated September 13, 2018, between SIMC and Marathon Asset Management, L.P. with respect to the Emerging Markets Debt Fund

(d)(70) Investment Sub-Advisory Agreement, dated December 4, 2018, between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Fund

(d)(71) Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and McKinley Capital Management, LLC (f/k/a McKinley Capital Management, Inc.)

(d)(72) Investment Sub-Advisory Agreement, dated October 31, 2007, between SIMC and McKinley Capital Management, LLC (f/k/a McKinley Capital Management, Inc.) with respect to the Screened World Equity Ex-US Fund

(d)(73) Amendment, dated December 12, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, with Amended Schedules A and B, as last revised March 25, 2005, between SIMC and McKinley Capital Management, LLC with respect to the World Equity Ex-US Fund

(d)(74) Amendment, dated December 12, 2011, to the Investment Sub-Advisory Agreement, dated October 31, 2007, between SIMC and McKinley Capital Management, LLC with respect to the Screened World Equity Ex-US Fund

(d)(75) Amended Schedules A and B, as last revised March 25, 2005, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as amended December 12, 2011, between SIMC and McKinley Capital Management, LLC (f/k/a McKinley Capital Management, Inc.) with respect to the International Equity and World Equity Ex- US Funds

(d)(76) Investment Sub-Advisory Agreement, dated September 15, 2017, between SIMC and MetLife Investment Management, LLC (f/k/a Logan Circle Partners, L.P.) with respect to the Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Bond Funds

(d)(77) Amendment, dated September 11, 2019, and amended Schedule B, as last revised September 11, 2019, to the Investment Sub-Advisory Agreement, dated September 15, 2017, between SIMC and MetLife Investment Management, LLC with respect to the Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond, Intermediate Duration Bond and Core Fixed Income Funds

(d)(78) Amended Schedule A, as last revised June 26, 2018, to the Investment Sub-Advisory Agreement, dated September 15, 2017, as amended September 11, 2019, between SIMC and MetLife Investment Management, LLC with respect to the Ultra Short Duration Bond, Long Duration Credit, Limited Duration Credit, Intermediate Duration Credit and Core Fixed Income Funds

(d)(79) Investment Sub-Advisory Agreement, dated December 9, 2021, between SIMC and Metropole Gestion SA with respect to the World Select Equity Fund (filed herewith)

(d)(80) Investment Sub-Advisory Agreement, dated February 6, 2013, between SIMC and Metropolitan West Asset Management LLC with respect to the Long Duration, Core Fixed Income and Long Duration Credit (f/k/a Long Duration Corporate Bond) Funds

(d)(81) Amended Schedules A and B, as last revised March 31, 2016, to the Investment Sub-Advisory Agreement, dated February 6, 2013, between SIMC and Metropolitan West Asset Management, LLC with respect to the Core Fixed Income, Long Duration Bond, Long Duration Corporate Bond and Limited Duration Bond Funds

(d)(82) Investment Sub-Advisory Agreement, dated December 12, 2013, between SIMC and Neuberger Berman Investment Advisers LLC (f/k/a/ Neuberger Berman Fixed Income LLC) with respect to the Emerging Markets Debt Fund

(d)(83) Amendment, dated January 1, 2016, to the Investment Sub-Advisory Agreement, dated December 12, 2013, between SIMC and Neuberger Berman Investment Advisers LLC with respect to the Emerging Markets Debt Fund

(d)(84) Amended Schedule B, as last revised November 1, 2018, to the Investment Sub-Advisory Agreement, dated December 12, 2013, as amended January 1, 2016, between SIMC and Neuberger Berman Investment Advisers LLC with respect to the Emerging Markets Debt Fund

(d)(85) Investment Sub-Advisory Agreement, dated April 1, 2022, between SIMC and Ninety One UK Ltd., with respect to the Emerging Markets Debt Fund (filed herewith)

(d)(86) Investment Sub-Advisory Agreement, dated September 13, 2018, between SIMC and Poplar Forest Capital LLC with respect to the World Select Equity Fund

(d)(87) Investment Sub-Advisory Agreement, dated March 29, 2017, between SIMC and Rhicon Currency Management Pte Ltd with respect to the World Select Equity Fund

(d)(88) Investment Sub-Advisory Agreement, dated January 13, 2021, between SIMC and Robeco with respect to the Emerging Markets Equity Fund

(d)(89) Investment Sub-Advisory Agreement, dated January 31, 2020, between SIMC and RWC Asset Advisors (US) LLC with respect to the Emerging Markets Equity Fund

(d)(90) Investment Sub-Advisory Delegation Agreement, dated January 31, 2020, between SIMC, RWC Asset Advisors (US) LLC and RWC Asset Management LLP with respect to the Emerging Markets Equity Fund

(d)(91) Investment Sub-Advisory Agreement, dated June 27, 2017, between SIMC and Sompo Asset Management Co., Ltd. with respect to the World Select Equity Fund

(d)(92) Investment Sub-Advisory Agreement, dated October 11, 2005, between SIMC and SSGA Funds Management, Inc. with respect to the Large Cap Index Fund

(d)(93) Amended Schedule A, as last revised December 10, 2013, to the Investment Sub-Advisory Agreement, dated October 11, 2005, between SIMC and SSGA Funds Management, Inc. with respect to the Large Cap Index, Extended Market Index, Dynamic Asset Allocation and S&P 500 Index Funds

(d)(94) Amended Schedule B, as last revised March 28, 2017, to the Investment Sub-Advisory Agreement, dated October 11, 2005, between SIMC and SSGA Funds Management, Inc. with respect to the Large Cap Index, Extended Market Index, Dynamic Asset Allocation, and S&P 500 Index Funds

(d)(95) Investment Sub-Advisory Agreement, dated July 1, 2022, between SIMC and Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC, with respect to the Emerging Markets Debt Fund (filed herewith)

(d)(96) Investment Sub-Advisory Agreement, dated April 11, 2018, between SIMC and T. Rowe Price Group, Inc. with respect to the High Yield Bond Fund

(d)(97) Amended Schedule B, as last revised October 20, 2021, to the Investment Sub-Advisory Agreement, dated April 11, 2018 between SIMC and T. Rowe Associates Inc. with respect to the High Yield Bond Fund (filed herewith)

(d)(98) Investment Sub-Advisory Delegation Agreement, dated December 9, 2021, between SIMC, T. Rowe Price Associates Inc. and T. Rowe Price Investment Management with respect to the High Yield Bond Fund (filed herewith)

(d)(99) Investment Sub-Advisory Agreement, dated April 11, 2017, between SIMC and Towle & Co with respect to the World Select Equity Fund

(d)(100) Investment Sub-Advisory Agreement, dated December 9, 2014, between SIMC and WCM Investment Management, LLC with respect to the Emerging Markets Equity Fund

(d)(101) Amended Schedule B, as last revised June 23, 2015, to the Investment Sub-Advisory Agreement, dated December 9, 2014, between SIMC and WCM Investment Management, LLC with respect to the Emerging Markets Equity Fund

(d)(102) Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and Wellington Management Company LLP

(d)(103) Amended Schedules A and B, as last revised December 21, 2010, to the Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and Wellington Management Company LLP with respect to the Opportunistic Income (f/k/a Enhanced LIBOR Opportunities) and Ultra Short Duration Bond Funds

(d)(104) Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company, LLC with respect to the Core Fixed Income Fund

(d)(105) Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund

(e)(1) Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. ("SIDCo.")

(e)(2) Amended Schedule A, as last revised December 5, 2017, to the Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SIDCo.

(f)  Not Applicable.

(g)(1) Custodian Agreement, dated March 27, 2013, between the Trust and Brown Brothers Harriman & Co.

(g)(2) Amendment, dated October 26, 2016, to the Custodian Agreement, dated March 27, 2013, between the Trust and Brown Brothers Harriman & Co.

(g)(3) Amendment, dated December 6, 2016, to the Custodian Agreement, dated March 27, 2013, between the Trust and Brown Brothers Harriman & Co.

(g)(4) Schedule of Global Custody Services and Charges, dated June 26, 2018, to the Custodian Agreement between the Trust and Brown Brothers Harriman & Co.

(g)(5) Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Trust and U.S. Bank National Association

(g)(6) Eleventh Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated August 1, 2016, between the Registrant and U.S. Bank National Association

(g)(7) Thirteenth Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated December 11, 2017, between the Registrant and U.S. Bank National Association

(h)(1) Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) ("SIGFS")

(h)(2) Amendment No. 1, dated March 27, 2013, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, with Amended Schedule D, as revised March 27, 2012, between the Trust and SIGFS

(h)(3) Amended Schedule D, as last revised October 25, 2017, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SIGFS

(h)(4) Fee Waiver Agreement, effective October 1, 2014, between the Registrant and SIMC

(i) Opinion and Consent of Counsel (filed herewith)

(j) Consent of Independent Registered Public Accounting Firm (filed herewith)

(k) Not Applicable.

(l) Not Applicable.

(m) Not Applicable.

(n) Amended and Restated Rule 18f-3 Multiple Class Plan, dated November 14, 2001, as approved September 16, 2002

(o) Not Applicable.

(p)(1) The Code of Ethics for SIMC, dated August 23, 2021 (filed herewith)

(p)(2) The Code of Ethics for SIDCo., dated August 21, 2020 (filed herewith)

(p)(3) The Code of Ethics for SIGFS, dated October 2021 (filed herewith)

(p)(4) The Code of Ethics for SEI Institutional Investments Trust, revised as of March 2022 (filed herewith)

(p)(5) The Code of Ethics for Acadian Asset Management LLC, dated June 2022 (filed herewith)

(p)(6) The Code of Ethics for AllianceBernstein L.P., revised as of January 2022 (filed herewith)

(p)(7) The Code of Ethics for Allspring Global Investments LLC, dated November 1, 2021 (filed herewith)

(p)(8) The Code of Ethics for Ares Capital Management II LLC (f/k/a Ares Management LLC), dated March 1, 2022 (filed herewith)

(p)(9) The Code of Ethics for ArrowMark Colorado Holdings, LLC, dated June 2021

(p)(10) The Code of Ethics for AS Trigon Asset Management, dated January 2017

(p)(11) The Code of Ethics for Axiom Investors LLC (f/k/a Axiom International Advisors LLC), dated August 2015

(p)(12) The Code of Ethics for Benefit Street Partners L.L.C.

(p)(13) The Code of Ethics for Brigade Capital Management, LP

(p)(14) The Code of Ethics for Cardinal Capital Management, L.L.C., dated April 2021

(p)(15) The Code of Ethics for Causeway Capital Management LLC, dated June 30, 2022 (filed herewith)

(p)(16) The Code of Ethics for Ceredex Value Advisors LLC, dated October 1, 2017

(p)(17) The Code of Ethics for Coho Partners, Ltd., amended and restated January 2022 (filed herewith)

(p)(18) The Code of Ethics for Colchester Global Investors Ltd, revised as of May 2022 (filed herewith)

(p)(19) The Code of Ethics for Copeland Capital Management, LLC, dated May 2021

(p)(20) The Code of Ethics for Cullen Capital Management LLC, dated April 1, 2022 (filed herewith)

(p)(21) The Code of Ethics for Delaware Investments Fund Advisers, dated September 8, 2020

(p)(22) The Code of Ethics for EAM Investors, LLC, dated June 25, 2015

(p)(23) The Code of Ethics for Easterly Investment Partners LLC, dated March 1, 2021

(p)(24) The Code of Ethics for Fiera Capital Inc., dated January 2020

(p)(25) The Code of Ethics for Fondsmaeglerselskabet Maj Invest A/S, dated March 8, 2018

(p)(26) The Code of Ethics for Franklin Advisers, Inc., dated August 16, 2021

(p)(27) The Code of Ethics for Fred Alger Management, LLC, dated December 2020

(p)(28) The Code of Ethics for Income Research & Management, dated January 15, 2015

(p)(29) The Code of Ethics for Investec Asset Management Ltd., the parent company of Investec Asset Management US Ltd., dated October 2012

(p)(30) The Code of Ethics for J.P. Morgan Investment Management Inc., dated November 18, 2008

(p)(31) The Code of Ethics for Intech Investment Management LLC, dated April 1, 2022 (filed herewith)

(p)(32) The Code of Ethics for Jackson Creek Investment Advisors, LLC, dated May 2020 (filed herewith)

(p)(33) The Code of Ethics for Jennison Associates LLC, dated March 31, 2022 (filed herewith)

(p)(34) The Code of Ethics for JOHCM (USA) Inc. (f/k/a J O Hambro Capital Management Limited), dated September 2020 (filed herewith)

(p)(35) The Code of Ethics for KBI Global Investors (North America) Ltd (f/k/a Kleinwort Benson Investors International Ltd.), dated 2018

(p)(36) The Code of Ethics for Lazard Asset Management LLC, dated July 2020

(p)(37) The Code of Ethics for Leeward Investments, LLC, dated November 2021 (filed herewith)

(p)(38) The Code of Ethics for Legal & General Investment Management America Inc., revised as of December 2021 (filed herewith)

(p)(39) The Code of Ethics for Los Angeles Capital Management LLC, revised as of August 1, 2022 (filed herewith)

(p)(40) The Code of Ethics for LSV Asset Management, dated November 29, 2017

(p)(41) The Code of Ethics for Mackenzie Investments Corporation, dated October 2012

(p)(42) The Code of Ethics for Manulife Investment Management (US) LLC (f/k/a Declaration Management & Research LLC), dated April 5, 2021

(p)(43) The Code of Ethics for Mar Vista Investment Partners, dated March 29, 2022 (filed herewith)

(p)(44) The Code of Ethics for Marathon Asset Management, L.P., dated March 2019

(p)(45) The Code of Ethics for Martingale Asset Management, L.P., revised as of March 18, 2022 (filed herewith)

(p)(46) The Code of Ethics for McKinley Capital Management, LLC, revised as of October 19, 2020 (filed herewith)

(p)(47) The Code of Ethics for MetLife Investment Management, LLC, dated January 9, 2018

(p)(48) The Code of Ethics for Metropole Gestion SA, dated September 2020

(p)(49) The Code of Ethics for The TCW Group, Inc., the parent company of Metropolitan West Asset Management LLC, dated June 27, 2022 (filed herewith)

(p)(50) The Code of Ethics for Neuberger Berman Investment Advisers LLC, revised as of March 31, 2022 (filed herewith)

(p)(51) The Code of Ethics for Poplar Forest Capital LLC, dated August 12, 2021

(p)(52) The Code of Ethics for Robeco Institutional Asset Management US Inc., dated December 2020

(p)(53) The Code of Ethics for Rhicon Currency Management Pte Ltd

(p)(54) The Code of Ethics for RWC Asset Advisors (US) LLC, dated June 2021

(p)(55) The Code of Ethics for Sompo Asset Management Co., Ltd., dated October 2019

(p)(56) The Code of Ethics for SSGA Funds Management, Inc., dated March 31, 2022 (filed herewith)

(p)(57) The Code of Ethics for Stone Harbor Investment Partners LP, a division of Virtus Fixed Income Advisers, LLC, dated October 1, 2017 (filed herewith)

(p)(58) The Code of Ethics for T. Rowe Price Group, Inc., revised as of March 7, 2022 (filed herewith)

(p)(59) The Code of Ethics for Towle & Co, dated May 2022 (filed herewith)

(p)(60) The Code of Ethics for WCM Investment Management, LLC, dated December 31, 2013

(p)(61) The Code of Ethics for Wellington Management Company LLP, dated June 1, 2020

(p)(62) The Code of Ethics for Western Asset Management Company, LLC and Western Asset Management Company Limited, dated June 30, 2021 (filed herewith)

(q)(1) Power of Attorney, dated September 13, 2016, for Robert A. Nesher, Mitchell A. Johnson, Jr., James M. Williams, Hubert L. Harris, Jr., William M. Doran, Nina Lesavoy and Susan C. Cote

(q)(2) Power of Attorney, dated March 26, 2018, for James B. Taylor

(q)(3) Power of Attorney, dated December 4, 2019, for Christine Reynolds

(q)(4) Power of Attorney, dated September 23, 2021, for Thomas Melendez

Item 29.

See the Prospectus and Statement of Additional Information filed herewith regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments Company, which also controls the Distributor of the Registrant, SIDCo, and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30. Indemnification:

Article  VIII of the Agreement and Declaration of Trust is filed as Exhibit  1 to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser and Sub-Advisers:

The following tables describe other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. The Adviser and each Sub-Adviser's table was provided to the Registrant by the Adviser or respective Sub-Adviser for inclusion in this Registration Statement.

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is the Adviser for the Registrant's Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael Peterson Director, Senior Vice President & Assistant Secretary	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary
	SEI Trust Company	Director, Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc.	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Insurance Group, Inc.	Director, Vice President, Assistant Secretary
	SEI Advanced Capital Management, Inc.	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Secretary
	SEI Global Services, Inc.	Director, Senior Vice President, Secretary
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	Director, Senior Vice President
	LSV Asset Management	Management Committee
	SEI Global Capital Investments, Inc.	Vice President, Secretary
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President, Secretary
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Secretary
	SEI Custodial Operations Company, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	Director, Senior Vice President
	SIMC Subsidiary, LLC	Manager
	SEI Ventures, Inc.	Vice President, Secretary
	SEI Investments Developments, Inc.	Vice President, Secretary
	SEI Investments Global Funds Services	Vice President, Assistant Secretary
	SEI Keystone Capital Holdings, LLC	Senior Vice President
	SEI Archway Finance & Operations LLC	Manager, Senior Vice President
	SEI Archway Technology Partners LLC	Manager, Senior Vice President
James Smigiel Vice President	SEI Investment Strategies, LLC	Vice President
Kevin P. Barr Director & President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director, President, Chief Executive Officer
	SEI Global Services Inc.	Vice President
	SEI Investment Strategies, LLC	Director, President
	SEI Investments Global, Limited	Director
	SEI Investments Canada Company	Director, President
Wayne M. Withrow Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Director, Senior Vice President
	SEI Investments Global (Cayman), Limited	Director

Kathy C. Heilig Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc.	Director, Vice President, Treasurer
	SEI Investments, Inc.	Director, Vice President, Treasurer
	SEI Global Investments Corp.	Director, Vice President & Treasurer
	SEI Insurance Group, Inc.	Vice President, Treasurer
	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer
	SEI Primus Holding Corp.	Director, Vice President, Treasurer
	SEI Global Services, Inc.	Treasurer
	SEI Investment Strategies, LLC	Director, Vice President, Treasurer
	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global (Cayman), Limited	Vice President, Treasurer
	SEI Global Holdings (Cayman) Inc.	Vice President, Assistant Secretary & Treasurer
	SEI Investments Canada Company	Vice President
	SEI Ventures, Inc.	Director, Vice President, Treasurer
	SEI Investments Developments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global Funds Services	Vice President, Treasurer
	SEI Keystone Capital Holdings, LLC	Vice President
	SEI Archway Finance & Operations LLC	Vice President
	SEI Archway Technology Partners LLC	Vice President
Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President—Legal & Assistant Secretary
	SEI Funds, Inc.	Vice President
	SEI Global Services, Inc.	Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	General Counsel, Vice President, Secretary
	SIMC Subsidiary, LLC	Manager

David McCann Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	General Counsel and Secretary
Katherine Mason Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President
Paul F. Klauder Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Vice President
	SEI Trust Company	Director, Vice President
	SEI Investments Strategies, LLC	Director
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Vice President
Roger Messina Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President

Raquell Baker Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
John W. Lau Vice President	SEI Investments (Asia), Limited	Director, FATCA Responsible Officer
Stephen G. MacRae Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Vice President
Radoslav K. Koitchev Vice President	SEI Investment Strategies, LLC	Vice President
Michael Farrell Vice President	SEI Global Services, Inc.	Vice President

Kevin Matthews Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Director
Teresa Curley Vice President & FATCA Responsible Officer	SEI Investments Company	Vice President, FATCA Responsible Officer
	SEI Investments Distribution Co.	FATCA Responsible Officer
	SEI Trust Company	Vice President, FATCA Responsible Officer
	SEI Funds, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Global Investments Corp.	Vice President, FATCA Responsible Officer
	SEI Insurance Group, Inc.	Vice President, FATCA Responsible Officer
	SEI Advanced Capital Management, Inc.	Vice President, FATCA Responsible Officer
	SEI Primus Holding Corp.	Vice President, FATCA Responsible Officer
	SEI Global Services, Inc.	Vice President, FATCA Responsible Officer
	SEI Private Trust Company	Vice President, FATCA Responsible Officer
	SIMC Holdings, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Investment Strategies, LLC	Vice President, FATCA Responsible Officer
	LSV Asset Management	Vice President, FATCA Responsible Officer
	SEI Global Capital Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (Europe) Ltd.	FATCA Responsible Officer
	SEI Global Nominee Ltd.	FATCA Responsible Officer
	SEI Trustees Limited	FATCA Responsible Officer
	SEI European Services Limited	FATCA Responsible Officer
	SEI Investments Global (Cayman), Limited	Vice President, FATCA Responsible Officer
	SEI Global Holdings (Cayman) Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (South Africa) (PTY) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global Fund Services, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Depositary and Custodial Services (Ireland) Limited	Vice President, FATCA Responsible Officer

	SEI Investments Canada Company	Vice President, FATCA Responsible Officer
	SEI Custodial Operations Company, LLC	Vice President, FATCA Responsible Officer
	SEI Institutional Transfer Agent, Inc.	Vice President, FATCA Responsible Officer
	SIMC Subsidiary, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Ventures, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Developments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Global Funds Services	Vice President, FATCA Responsible Officer
	SEI Investments—Guernsey Limited	Vice President, FATCA Responsible Officer
	SEI Keystone Capital Holdings, LLC	Vice President, FATCA Responsible Officer
	SEI Archway Finance & Operations LLC	Vice President, FATCA Responsible Officer
	SEI Archway Technology Partners LLC	Vice President, FATCA Responsible Officer
Sean Simko Vice President	SEI Global Services, Inc.	Vice President
Aaron Von Alst Vice President	SEI Global Services, Inc.	Vice President
Jennifer Campisi Chief Compliance Officer	SEI Investments Distribution Co.	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary
Erich Holland Vice President	SEI Global Services, Inc.	Vice President
Karen Sullivan Vice President	SEI Global Services, Inc.	Vice President

Acadian Asset Management LLC

Acadian Asset Management LLC ("Acadian") is a Sub-Adviser for the Registrant's World Equity Ex- US, Screened World Equity Ex-US and Global Managed Volatility Funds. The principal business address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is a registered investment adviser under the Advisers Act.

Name and Position with Investment Advisor	Name of Other Company	Connection with Other Company
Ross Dowd, CEO	Acadian Asset Management (UK) Ltd Acadian Asset Management (Australia) Ltd Acadian Asset Management (Singapore) Pte Ltd	Affiliated Directorships
Brendan Bradley, Executive Vice President, CIO	Acadian Asset Management (UK) Ltd Acadian Asset Management (Australia) Ltd Acadian Asset Management (Singapore) Pte Ltd	Affiliated Directorships
Kelly Young, Executive Vice President, CMO	Acadian Asset Management (UK) Ltd Acadian Asset Management (Australia) Ltd Acadian Asset Management (Singapore) Pte Ltd	Affiliated Directorships
Suren Rana, Member of Board of Managers	Chief Executive Officer – BrightSphere Investment Group Inc. (“BSIG”- a public company traded on the NYSE); Acadian Asset Management LLC (an investment advisor)	Affiliated Directorships
Elie Sugarman, Member of Board of Managers	Corporate Development Officer BrightSphere Investment Group Inc. (“BSIG”- a public company traded on the NYSE); Acadian Asset Management LLC (an investment adviser); Investment Counselors of Maryland	Affiliated Directorships
Richard Hart, Member of Board of Managers	Chief Legal Officer – BrightSphere Investment Group Inc. (“BSIG”- a public company traded on the NYSE); Acadian Asset Management LLC (an investment advisor)	Affiliated Directorships

AllianceBernstein L.P.

AllianceBernstein L.P. ("AllianceBernstein") is a Sub-Adviser for the Registrant's World Equity Ex-US and Multi-Asset Real Return Funds. AllianceBernstein L.P. is a Delaware limited partnership of which AllianceBernstein Corporation, an indirect wholly-owned subsidiary of Equitable Holdings, Inc., is a general partner. The principal business address of AllianceBernstein is 150 4th Avenue North, Nashville, Tennessee, 37219.

Information as to the directors and executive officers of AllianceBernstein set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), and amended through the date hereof, is incorporated by reference.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Ramon de Oliveira Chairman of the Board Independent Director	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Chairman of the Board
	AXA S.A. Paris France	Director
	AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
	Investment Audit Practice, LLC New York, NY	Managing Director
Paul L. Audet Independent Director	Symmetrical Ventures New York, NY	Founder and Managing Member
Jeffrey Hurd Affiliated Director	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Chief Operating Officer
Daniel G. Kaye Independent Director	AXA Equitable Holdings, Inc. AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
	CME Group, Inc. Chicago, IL	Director
Nicholas Lane Affiliated Director	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Senior Executive Vice President and Head of U.S. Life, Retirement and Wealth Management
	AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	President
Kristi Matus Independent Director	AXA Equitable Holdings, Inc. AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
	Tru Optik Data Corp. Stamford, CT Cerence, Inc. Burlington, MA	Director
	Thomas H. Lee Partners Boston, MA	Executive Advisor
Das Narayandas Independent Director	Harvard Business School Cambridge, MA	Edsel Bryant Ford Professor of Business Administration
Mark Pearson Affiliated Director	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Director, President and Chief Executive Officer
	AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	Chairman and Chief Executive Officer
	MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director

Bertram Scott Independent Director	Director, Becton Dickinson and Company, Lowe’s Companies, Equitable America, and Equitable Holdings	Director
Charles Stonehill Independent Director	AXA Equitable Holdings, Inc. AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
	Green & Blue Advisors LLC New York, NY	Founding Partner
	PlayMagnus A/S Oslo, Norway CommonBond, LLC New York ,NY	Director
Kate C. Burke Chief Operating Officer	AllianceBernstein L.P. One Nashville Place, 150 4th Avenue North Nashville, TN 37219
Laurence E. Cranch General Counsel	AllianceBernstein L.P. One Nashville Place, 150 4th Avenue North Nashville, TN 37219
Ali DiBadj Head of Finance and Strategy; Chief Financial Officer	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105
John C. Weisenseel	AllianceBernstein L.P. One Nashville Place, 150 4th Avenue North Nashville, TN 37219
Seth P. Bernstein Affiliated Director, President and Chief Executive Officer	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105

Allspring Global Investments, LLC

Allspring Global Investments, LLC (“Allspring”) is a Sub-Adviser for the Registrant's U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US and Core Fixed Income Funds. The principal business address of Allspring is 525 Market Street, 12th Floor, San Francisco, California 94105. Allspring is a registered investment adviser under the Advisers Act.

Name Position with Allspring	Name and Principal Business Address of Other Company	Connection with other Company
Sallie Clements Squire Chief Operating Officer	Allspring Global Investments Holdings, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Manager, Chief Operating Officer
	Allspring Funds Distributor, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Operating Officer
	Galliard Capital Management, LLC 800 LaSalle Ave # 1400 Minneapolis, MN 55402	Chief Operating Officer
Francis Jon Baranko President, Chief Investment Officer – Fundamental Investments	Allspring Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Senior Vice President
Molly Festa McMillin Chief Financial Officer	Allspring Global Investments Holdings, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Financial Officer
	Allspring Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Financial Officer
	Allspring Funds Distributor, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Financial Officer
	Wells Capital Management GP LLC	Director and Senior Vice President, Wells Capital Management GP LLC
Karin Lynn Brotman Chief Compliance Officer	N/A	N/A

Ares Capital Management II LLC

Ares Capital Management II LLC ("ACM II") is a Sub-Adviser for the Registrant's Opportunistic Income and High Yield Bond Funds. The principal business address of ACM II is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. ACM II is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of ACM II has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee that could be considered material to the management of the Opportunistic Income and High Yield Bond Funds.

ArrowMark Colorado Holdings, LLC

ArrowMark Colorado Holdings, LLC ("ArrowMark") is a Sub-Adviser for the Registrant's Small Cap II and Small/Mid Cap Equity Funds. The principal business address of ArrowMark is 100 Fillmore Street, Suite 325, Denver, Colorado 80206.

During the last two fiscal years, no director, officer or partner of ArrowMark has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

AS Trigon Asset Management

AS Trigon Asset Management ("AS Trigon"), is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of AS Trigon is Parnu mnt 18, Tallinn, Estonia 10141. AS Trigon is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Mehis Raud, Portfolio Manager/Management Board Member/Partner	OÜ Fero Invest Kedriku tn 2, Pirita district, Tallinn city, Harju county, 11913	Management Board Member
Jelena Rozenfeld, Portfolio Manager/Management Board Member/Partner	Rozen Capital OÜ Tammepõllu tee 3 Haabneeme alevik, Viimsi vald, Harju county 74001	Management Board Member

Axiom Investors LLC

Axiom Investors LLC ("Axiom") is a Sub-Adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of Axiom is 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830. Axiom is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Axiom has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Benefit Street Partners L.L.C.

Benefit Street Partners L.L.C. ("Benefit Street") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of Benefit Street is 9 West 57th Street, Suite 4920, New York, New York 10019. Benefit Street is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Benefit Street has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Brigade Capital Management, LP

Brigade Capital Management, LP ("Brigade") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of Brigade is 399 Park Avenue, 16th Floor, New York, New York 10022. Brigade is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Max Scherr Senior Analyst/Portfolio Manager—FIG and Specialty Finance, Partner	Mercury Financial Holdings 11401 Century Oaks Terr Ste 470 Austin, TX 78758-0007	Director
	Now Corp. 2300 Peachtree Rd. NW Suite C-102 Atlanta, GA 30309	Director
Matthew Perkal Head of SPAC’s and Special Situations, Partner	Guitar Center 5795 Lindero Canyon Rd. Westlake Village, CA 91362	Director
Thomas O’Shea Head of European Investments, Partner	Quinn Industrial Holdings Limited 3rd Floor, Europa House Harcourt Centre, Harcourt Street Dublin 2, Ireland	Director
	Quinn Industries Holdings Luxembourg S.a.r.l. 6, Rue Eugene Ruppert L-2453 Luxembourg	Class A Manager

Cardinal Capital Management, L.L.C.

Cardinal Capital Management, L.L.C. ("Cardinal") is a Sub-Adviser for the Registrant's Small/Mid Cap Equity Fund. The principal business address of Cardinal is Four Greenwich Office Park, Greenwich, Connecticut 06831. Cardinal is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Cardinal has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Causeway Capital Management LLC

Causeway Capital Management LLC ("Causeway") is a Sub-Adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Causeway is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Dawn M. Vroegop Independent Manager	Brighthouse Funds Trust 11225 N Community House Road Charlotte, NC 28277	Chairman
	Driehaus Funds 25 East Erie Street Chicago, IL 60611	Independent Director

Ceredex Value Advisors LLC

Ceredex Value Advisors LLC ("Ceredex") is a Sub-Adviser for the Registrant's Large Cap Disciplined Equity Fund. The principal business address of Ceredex is 301 East Pine Street, Suite 500, Orlando, FL 32801. Ceredex is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Ceredex has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee. Certain corporate officers of Ceredex are also officers of Virtus Investment Partners, Inc. and related subsidiaries.

Coho Partners, Ltd.

Coho Partners, Ltd. ("Coho") is a Sub-Adviser for the Registrant's Large Cap and Large Cap Disciplined Equity Funds. The principal business address of Coho is 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312. Coho is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Coho has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Colchester Global Investors Ltd

Colchester Global Investors Ltd ("Colchester") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal address of Colchester is Heathcoat House, 20 Savile Row, London, United Kingdom W1S 3PR. Colchester is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Colchester has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Copeland Capital Management, LLC

Copeland Capital Management, LLC ("Copeland") is a Sub-Adviser for the Registrant's Large Cap Disciplined Equity, Small Cap II and Small/Mid Cap Equity Funds. The principal business address of Copeland is 161 Washington Street, Suite 1325, Conshohocken, PA 19428. Copeland is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Copeland has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Cullen Capital Management LLC

Cullen Capital Management LLC ("Cullen") is a Sub-Adviser for the Registrant's Large Cap Fund. The principal business address of Cullen is 645 5th Avenue, Suite 1201, New York, NY 10022. Cullen is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Cullen has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust

Delaware Investments Fund Advisers (“DIFA”), with principal offices at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106, is a series of Macquarie Asset Management Business Trust (“MAMBT”). MAMBT is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the following persons serving as directors or officers of DIFA have held the following positions during the past two fiscal years. The principal business address of Macquarie Asset Management, Delaware Funds by Macquarie, and Optimum Fund Trust is 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106. The primary business address of Macquarie Global Infrastructure Total Return Fund, Inc. is 125 West 55th Street, New York, NY 10019.

On April 30, 2021, Macquarie Management Holdings, Inc. acquired Ivy Investments. Employees denoted with an (*) represent employees who were previously employed under Ivy Investments prior to the acquisition. Ivy Investments and its associated funds are located at 6301 Glenwood Street, Overland Park, KS 66202.

Name and Position with Adviser	Other Company	Position with Other Company

Shawn Lytle President/Head of Global Macquarie Investment Management/Executive Director	Delaware Funds by Macquarie®	President/Chief Executive Officer
	Macquarie Asset Management	Various executive capacities
	Optimum Fund Trust	President/Chief Executive Officer
John Leonard Executive Vice President/Global Head of Equities/Executive Director	Delaware Funds by Macquarie®	Executive Vice President/Global Head of Equities
	Macquarie Global Infrastructure Total Return Fund, Inc.	Chief Executive Officer/President
	Macquarie Asset Management	Various executive capacities
Alexander Alston Senior Vice President/Co-Head of Private Placements/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Co-Head of Private Placements
	Macquarie Asset Management	Various executive capacities
Erik R. Becker* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Michael G. Beishel* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
John P. Bichelmeyer*	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
David Brenner Senior Vice President/Chief Administration Officer/Chief of Staff Macquarie Asset Management/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief of Staff
	Macquarie Asset Management	Various capacities
Adam H. Brown Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Co-Head of High Yield
	Macquarie Asset Management	Various capacities
Nathan A. Brown* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
F. Chace Brundige* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios/InvestEd Portfolios	Vice President
Stephen J. Busch Senior Vice President, Managing Director, Investments Business Management/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Managing Director, Investments Business Management
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Investment Accounting
Michael F. Capuzzi Senior Vice President/Head of Investment Operations, US Chief Operating Officer/Division Director	Delaware Funds by Macquarie®	Senior Vice President/US Chief Operations Officer
	Macquarie Asset Management	Various capacities
Liu-Er Chen Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Investment Officer - Emerging Markets and Healthcare
	Macquarie Asset Management	Various capacities
David F. Connor Senior Vice President/General Counsel/Secretary/Division Director	Delaware Funds by Macquarie®	Senior Vice President/General Counsel/Secretary
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Secretary

Michael J. Daley* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Craig C. Dembek Senior Vice President/Head of Credit Research/Executive Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Credit Research
	Macquarie Asset Management	Various capacities
Joseph Devine Senior Vice President/Chief Investment Officer, Global Ex-US Equities/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Investment Officer, Global Ex-US Equities
	Macquarie Asset Management	Various capacities
Michael E. Dresnin Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Associate General Counsel/Assistant Secretary
W. Alexander Ely Senior Vice President/Chief Investment Officer, Small/Mid-Cap Growth Equity/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Investment Officer, Small/Mid-Cap Growth Equity
	Macquarie Asset Management	Various capacities
Brad Frishberg Senior Vice President/Chief Investment Officer, Global Listed Infrastructure/Division Director	Macquarie Global Infrastructure Total Return Fund, Inc.	Senior Vice President/Portfolio Manager
	Macquarie Asset Management	Various capacities
Daniel V. Geatens Senior Vice President/Head of US Fund Administration/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Treasurer
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Chief Financial Officer/Treasurer
	Macquarie Global Infrastructure Total Return Fund, Inc.	Senior Vice President/Chief Financial Officer/Treasurer
Gregory A. Gizzi Senior Vice President/Managing Director/Head of Municipal Bonds/Senior Portfolio Manager	Delaware Funds by Macquarie®	Senior Vice President/Head of Municipal Bonds
	Macquarie Asset Management	Various capacities
Bradley P. Halverson* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
J. David Hillmeyer Senior Vice President/Senior Portfolio Manager/Head of Global and Multi-Asset Credit/Executive Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Global and Multi-Asset Credit
	Macquarie Asset Management	Various capacities
James L. Hinkley Senior Vice President/Head of Global Product Developmen/Head of Special Products/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Global Product Developmen/Head of Special Products/Division Director
	Macquarie Asset Management	Various capacities
Jerel A. Hopkins Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Associate General Counsel/Assistant Secretary

Kashif Ishaq Senior Vice President/Head of Investment Grade Corporate Bond Trading/Head of Credit Trading/Portfolio Manager/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Investment Grade Corporate Bond Trading
	Macquarie Asset Management	Various capacities
Bradley M. Klapmeyer* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Michael Kopfler Senior Vice President/Global Head of Equity Trading/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Global Head of Equity Trading
	Macquarie Asset Management	Various capacities
	Macquarie Global Infrastructure Total Return Fund, Inc.	Senior Vice President/Head of Equity Trading
Alex Kozhemiakin Senior Vice President/Head of Emerging Markets Debt/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Emerging Markets Debt
	Macquarie Asset Management	Various capacities
Nik Lalvani Senior Vice President/Chief Investment Officer – Large Cap Value/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Investment Officer – Large Cap Value
	Macquarie Asset Management	Various capacities
Frank G. LaTorraca Senior Vice President/Co-Head of Private Placements/Division Director	Macquarie Asset Management	Various capacities
	Delaware Funds by Macquarie®	Senior Vice President/Co-Head of Private Placements/Division Director
Stefan Lowenthal Senior Vice President/Chief Investment Officer – Global Multi Asset/Division Director	Macquarie Asset Management	Senior Vice President/Chief Investment Officer – Global Multi-Asset
	Macquarie Asset Management	Various capacities
Daniel Mardarovici Senior Vice President/Co-Head of US Multisector/Core Plus Fixed Income/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Co-Head of US Multisector/Core Plus Fixed Income
	Macquarie Asset Management	Various capacities
John P. McCarthy Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Co-Head of High Yield
	Macquarie Asset Management	Various capacities
Kenneth G. McQuade* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Carleen Michalski Senior Vice President/Head of Global Product Development/Associate Director	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Head of Global Product Development
	Delaware Funds by Macquarie®	Senior Vice President/Head of Global Product Development
	Macquarie Asset Management	Senior Vice President/Head of Global Product Development
Timothy J. Miller* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President

Francis X. Morris Senior Vice President/Chief Investment Officer, Core Equity/Executive Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Investment Officer-Core Equity
	Macquarie Asset Management	Various capacities
Brian L. Murray, Jr. Senior Vice President/Global Chief Compliance Officer/Division Director	Delaware Funds by Macquarie®	Senior Vice President/ Chief Compliance Officer
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Chief Compliance Officer
Susan L. Natalini Senior Vice President/Chief Operations Officer-Equity and Fixed Income Investments/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Operations Officer-Equity and Fixed Income Operations
	Macquarie Asset Management	Various capacities
Matthew T. Norris* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Terrance M. O’Brien Senior Vice President/Head of Portfolio Analytics/US Head of Quantitative and Markets Research/Division Director	Delaware Funds by Macquarie®	Senior Vice President/US Head of Quantitative and Markets Research
	Macquarie Asset Management	Various capacities
Christopher J. Parker* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Mansur Z. Rasul Senior Vice President/Senior Portfolio Manager/Head of Emerging Markets Credit Trading/Associate Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Emerging Markets Credit Trading
	Macquarie Asset Management	Various capacities
Sarah C. Ross* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Richard Salus Senior Vice President/Global Head of Fund Services/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Financial Officer
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President
Daniel G. Scherman* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Gilbert C. Scott* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Kimberly A. Scott*	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Zachary H. Shafran* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Neil Siegel Senior Vice President/Chief Marketing and Product Officer/Global Head of Marketing and Product/Executive Director	Delaware Funds by Macquarie®	Senior Vice President/Global Head of Marketing and Product
	Macquarie Asset Management	Various capacities
William Speacht Senior Vice President/Deputy Chief Compliance Officer/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Deputy Chief Compliance Officer
	Macquarie Asset Management	Various capacities
John C. van Roden III Senior Vice President/Head of Municipal Trading/Senior Portfolio Manager/Associate Director	Delaware Funds® by Macquarie	Senior Vice President/Head of Municipal Trading
	Macquarie Asset Management	Various capacities
Bradley J. Warden* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President

Kathryn R. Williams Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Deputy General Counsel/Assistant Secretary
	Macquarie Global Infrastructure Total Return Fund, Inc.	Senior Vice President/Associate General Counsel/Assistant Secretary
Brett D. Wright Senior Vice President/Global Head of Client Solutions Group/Executive Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Client Solutions Group
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	President/Chief Executive Officer/Director
Gary T. Abrams Vice President/Head of International Equity Trading/Associate Director	Delaware Funds by Macquarie®	Vice President/Head of International Equity Trading
	Macquarie Asset Management	Various capacities
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President Head of International Equity Trading
Douglas K. Briggs* Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Jamie Charieri Vice President/Senior Private Placements Analyst/Senior Manager	Macquarie Asset Management	Various capacities
Anthony G. Ciavarelli Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Delaware Funds by Macquarie®	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/General Counsel/Assistant Secretary
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Associate General Counsel/Assistant Secretary
Kishor K. Daga Vice President/Institutional Account Services/Associate Director of US Portfolio Administration/Associate Director	Delaware Funds by Macquarie®	Vice President/ Director of US Portfolio Administration
	Macquarie Asset Management	Various capacities
Euclyn Denton Vice President/Senior Manager of US Fund Administration	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Vice President/Financial Administration
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/US Fund Administration
Joel A. Ettinger Vice President/Taxation/Associate Director	Delaware Funds by Macquarie®	Vice President/Taxation
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Vice President/Taxation
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Assistant Treasurer
William J. Fink Vice President/Deputy Chief Compliance Officer/Senior Manager	Macquarie Asset Management	Various capacities
Joseph A. Fiorilla Vice President/Head of US Trading Operations/Associate Director	Delaware Funds by Macquarie®	Vice President/Head of US Trading Operations
	Macquarie Asset Management	Various capacities
Stephen Hoban Vice President/Controller/Chief Financial Officer/Treasurer/Associate Director	Delaware Funds by Macquarie®	Vice President/Financial Management
	Macquarie Asset Management	Various capacities
Earthen Johnson Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Delaware Funds by Macquarie®	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Asset Management	Various capacities
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Associate General Counsel/Assistant Secretary

Aditya Kapoor* Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Michael Q. Mahoney Vice President/Fund Administration/Head of US Service Provider Management/Associate Director	Delaware Funds by Macquarie®	Vice President/Head of US Service Provider Management
	Macquarie Asset Management	Various capacities
Francis Magee Vice President/Senior Manager, US Fund Administration	Delaware Funds by Macquarie®	Vice President/Financial Administration
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Vice President/Investment Accounting
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/US Fund Administration
Andrew McEvoy Vice President/Trade Settlements/Associate US Director of US Transaction Management	Delaware Funds by Macquarie®	Vice President/Associate Director of US Transaction Management
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Vice President/Trade Settlements
Peter T. Pan Vice President/Head of US SMA Trading/Associate Director	Delaware Funds by Macquarie®	Vice President/Head of US SMA Trading
	Macquarie Asset Management	Various capacities
John J. Richie* Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Emilia P. Wang Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Delaware Funds by Macquarie®	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Associate General Counsel/Secretary
Lauren Weintraub Vice President/Senior Equity Trader/Senior Manager	Macquarie Asset Management	Various capacities
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Senior Equity Trader/Senior Manager
Aaron D. Young* Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Joseph Zalewski Vice President/Senior Credit Analyst – Distressed Debt/Associate Director	Macquarie Asset Management	Various capacities

EAM Investors, LLC

EAM Investors, LLC ("EAM Investors") is a Sub-Adviser for the Registrant's Small Cap and Small Cap II Funds. The principal business address of EAM Investors is 215 Highway 101, Suite 216, Solana Beach, California 92075. EAM Investors is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of EAM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Easterly Investment Partners LLC

Easterly Investment Partners LLC ("EIP") is a Sub-Adviser for the Registrant's Small Cap II Fund. The principal business address of 138 Conant Street, Beverly, Massachusetts, 01915. EIP is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, off icer or partner of EIP has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Fiera Capital Inc. & StonePine Asset Management Inc.

Fiera Capital Inc. & StonePine Asset Management Inc. ("Fiera") is a Sub-Adviser for the Registrant's World Select Equity Fund. Fiera has in turn sub-delegated certain the investment portfolio management activities of the Fund to a team of investment professionals at StonePine Asset Management Inc. (StonePine), located at 1981 McGill College Avenue, Suite 1600, Montreal, QC, Canada H3A2Y1. The principal business address of Fiera is 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Jean-Guy Desjardins Member of the Board	Fiera Capital Corporation 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Chairman of the Board and Chief Executive Officer
	Fiera Capital (Europe) Limited St. Mary’s Court, 20 Hill Street, Douglas, Isle of Man, IM1 1EU, British Isles	Director
	Bel Air Investment Advisors LLC 1999 Avenue of the Stars, Suite 3200 Los Angeles, CA 90067 USA (contact address, not registered off ice)	Director
	Société de services financiers Fonds FMOQ Inc. 3500 Maisonneuve W, Suite 1900, Westmount, QC H3Z 3C1	Director
	HEC Montréal 3000 Chemin de la Côte-Sainte-Catherine, Montréal, QC H3T 2A7	Director
Fiera Private Alternative Investments Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5
	Fiera Real Estate Investments Limited 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director
	Fiera Private Debt Inc. 1699 Le Corbusier Boul., Suite 400 Laval, Québec H7S 1Z3, Canada	Director
	Fiera Comox Partners Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	Fiera Infrastructure Inc. 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director
	Fiera Capital Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA	Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Fiera US Holding Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA (contact address) 2711 Centerville Road, Suite 400 City of Wilmington, County of New Castle, Delaware 19808 (registered off ice)	Director
	Fiera Corporation 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	Fiera International Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	DJM Capital Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director, President
	Fiera Holdings Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Chairman of the Board and Chief Executive Officer
	Arvestia Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	President and Chief Executive Officer and Chief Operating Officer
	8645230 Canada Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	President and Chief Executive Officer
	7705620 Canada Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Chairman of the Board and Chief Executive Officer
	4307917 Canada Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	President and Chief Executive Officer
	Montréal Symphony Orchestra 1600 rue Saint-Urbain Montréal (Québec) H2X0S1 Canada	Director
	CANADIAN INSTITUTE FOR ADVANCED RESEARCH (CIFAR) 3700-1000 rue De La Gauchetière O Montréal (Québec) H3B4W5 Canada	Director

Fondsmaeglerselskabet Maj Invest A/S

Fondsmaeglerselskabet Maj Invest A/S ("Maj Invest") is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of Maj Invest is 18 Gammeltorv, DK 1457 Copenhagen K, Denmark. Maj Invest is a registered investment adviser under the Advisers Act.

Tommy Pederson Chairman	PHARMACOSMOS A/S Rørvangsvej 30 Postboks 40 4300 Holbæk Denmark	Board Member
	PETER BODUM A/S Humlebæk Strandvej 21 3050 Humlebæk Denmark	Vice Chairman
	BODUM LAND A/S Humlebæk Strandvej 21 3050 Humlebæk Denmark	Vice Chairman
	BODUM HOLDING AG Kantonsstrasse 100 Postfach 463 6234 Triengen Switzerland	Vice Chairman
	BODUM INVEST AG Kantonsstrasse 100 6234 Triengen Switzerland	Chairman
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Chairman
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Chairman
	TP ADVISERS ApS Sølundsvej 4 2100 Copenhagen Ø Denmark	Managing Director
	LØVENHOLM FONDEN Løvenholmvej 66 Gjesing 8963 Auning Denmark	Vice Chairman
Jørgen Tang- Jensen Board Member	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	VKR HOLDING A/S Breeltevej 18 2970 Hørsholm Denmark	Board Member
	STRØJER TEGL A/S Bogyden 12 5610Assens Denmark	Chairman
	STRØJER LER A/S Bogyden 12 5610Assens Denmark	Chairman
	STRØJER TEGL SYSTEMS A/S Bogyden 12 5610Assens Denmark	Chairman
	ROCKWOOL A/S Hovedgaden 584 Fløng 2640 Hedehusene Denmark	Board Member
	VILLUM FONDEN Tobaksvejen 10 2860 Søborg Denmark	Board Member
	THINK TANK EUROPA Nygade 4, 4. th 1160 Copenhagen K Denmark	Chairman
	Dronning Margrethe II's Arkæologiske Fond c/o advokat Georg Lett Rådhuspladsen 4, 4. Denmark	Board Member

Maria Helene Hjorth Board Member	NOLU HOLDING ApS Marievej 14 2900 Hellerup Denmark	CEO
	TRIFORK HOLDING AG Neuhofstrasse 8 8834 Schindellegi Switzerland	Board Member
	ASETEK A/S Assensvej 2 9220 Aalborg East Denmark	Board Member
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	TOPDANMARK FORSIKRING A/S Borupvang 4 2750 Ballerup Denmark	Board Member
	TOPDANMARK A/S Borupvang 4 2750 Ballerup Denmark	Board Member
	ADFORM A/S Silkegade 3B 1113 Copenhagen K Denmark	Board Member
	Thylander Gruppen A/S Bredgade 40, 4. 1260 Copenhagen K Denmark	Vice Chairman

Nils Bernstein Board Member	MAJ BANK A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
Britta Korre Stenhold Board Member	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	Stark Danmark A/S Skanderborgvej 277 8260 Viby J Denmark	CEO
	KORRE HOLDINGS APS, Gersonsvej 55, 2. tv	CEO
	ELECTRO ENERGY A/S Gamle Landevej 2 2600 Glostrup Demmark	Board Member
	DI – Confederation of Danish Industry H.C. Andersens Boulevard 18 1553 Copenhagen V Denmark	Vice Chair
Kirsten Slot Board Member	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	FONDMÆGLERSELSKABET MAJ INVEST A/S Gammeltorv 18 1457 Copenhagen K Denmark	Head of IT
Søren Krag Jacobsen	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	FONDMÆGLERSELSKABET MAJ INVEST A/S Gammeltorv 18 1457 Copenhagen K Denmark	Head of Middle Office

Jeppe Christiansen CEO	KIRKBI A/S Koldingvej 2 7190 Billund Denmark	Board Member
	HALDOR TOPSØE A/S Haldor Topsøes Allé 1 2800 Kgs. Lyngby Denmark	Chairman
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	CEO
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	CEO
	NOVO HOLDINGS A/S Tuborg Havnevej 19 2900 Hellerup Denmark	Board Member
	EFC HOLDING ApS (formerly JKLE HOLDING ApS) Classensgade 59, 5. th. 2100 Copenhagen Ø Denmark	Chairman
	NOVO NORDISK A/S Novo Alle 1 2880 Bagsværd Denmark	Board Member
	JEKC HOLDING ApS Classensgade 59, 5. th. 2100 Copenhagen Ø Denmark	Chairman
	EMLIKA HOLDING ApS Classensgade 59, 5. th. 2100 Copenhagen Ø Denmark	Chairman
	EMLIKA ApS Classensgade 59, 5. th. 2100 Copenhagen Ø Denmark	Chairman
	A/S UNITED SHIPPING 7 TRADING COMPANY Turbinevej 10 5500 Middelfart, Denmark	Board Member
	BELLABEAT, INC 1390 Market Street Suite 200 San Francisco, CA 94102 USA	Board Member
	PLUTO NATURFONDEN Flæsketorvet 68,1 1711 Copenhagen V Denmark	Board Member
	FONDEN FOR RANDERS REGNSKOV Tørvebryggen 11 8900 Randers C Denmark	Board Member
	DET KGL. VAJSENHUS Nørre Farimagsgade 51 1364 Copenhagen K Denmark	Executive Officer

Henrik Parkhøi Deputy CEO	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Deputy CEO
	INVESTERINGSFORVALTNINGSSELSKABET SEB INVEST A/S Bernstorffsgade 50 1577 Copenhagen V Denmark	Board Member
	MAJ BANK A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	MAJ INVEST SOUTH AMERICA S.A. Av. Javier Prado Este 6210, of. 305 La Molina, Lima Peru	Board Member
Jens Aaløse Managing Director	FONDEN MAJ INVEST EQUITY GENERAL PARTNER Gammeltorv 18 1457 Copenhagen K	Board Member
	GERDA OG VICTOR B. STRANDS FOND/TOMS GRUPPENS FOND Toms Alle 1 2750 Ballerup	Board Member
	TOPDANMARK FORSIKRING A/S Borupvang 4 2750 Ballerup Denmark	Board Member
	TOPDANMARK A/S Borupvang 4 2750 Ballerup Denmark	Vice Chairman
	Fonden LDE 3 GP Langelinie Allé 35 2100 Copenhagen Ø Denmark	Chairman

Fonden MIE 6 GP Gammeltorv 18 1457 Copenhagen K Denmark	Chairman
STICKS ‘N’ SUSHI HOLDING A/S Nansensgade 49 1366 Copenhagen K Denmark	Chairman
GERDA OG VICTOR B. STRAND HOLDING A/S Toms Alle 1 2750 Ballerup	Board Member
MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Managing Director
MOMA Capital ApS Poppelvej 106 2791 Dragør Denmark	Managing Director
MIE5 Holding 6 ApS Gammeltorv 18 1457 Copenhagen K Denmark	Managing Director
MIE5 Datterholding 6 ApS Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
PE Minorities GP ApS Gammeltorv 18 1457 Copenhagen K Denmark	Managing Director
MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Managing Director
STICKS ‘N’ SUSHI A/S Nansensgade 49 1366 Copenhagen K Denmark	Chairman
FDM TRAVEL A/S Firskovvej 32 2800 Kongens Lyngby Denmark	Board Member
BLUE OCEAN ROBOTICS HOLDING ApS Svendborgvej 226 Lindved	Chairman
BLUE OCEAN ROBOTICS ApS Svendborgvej 226 Lindved 5260 Odense S	Chairman

	GOOD FOOD GROUP A/S Store Grundet Alle 71A 7100 Vejle Denmark	Board Member
	Dansk Erhverv/The Danish Chamber of Commerce Børsen 1217 Copenhagen K	Board Member
Marianne Settnes General Counsel, Managing Director, Head of Legal & Compliance, Chief Compliance Officer (CCO)	BOARDMETER ApS Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	MAJ BANK A/S Gammeltorv 18 1457 Copenhagen K Denmark	Board Member
	FEMALE INVEST ApS Bredgade 58, 1 1260 Copenhagen K Denmark	Chairman
	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	General Counsel, Managing Director, Head of Legal & Compliance, Chief Compliance Officer (CCO)
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	General Counsel, Managing Director, Head of Legal & Compliance, Chief Compliance Officer (CCO)
	MAJ INVEST SOUTH AMERICA S.A. Av. Javier Prado Este 6210, of. 305 La Molina, Lima	Board Member
Jens Hansen Finance Manager	MAJ INVEST EQUITY A/S Gammeltorv 18 1457 Copenhagen K Denmark	Finance Manager
	MAJ INVEST HOLDING A/S Gammeltorv 18 1457 Copenhagen K Denmark	Finance Manager
	MAJ BANK A/S Gammeltorv 18 1457 Copenhagen K Denmark	Finance Manager
Kurt Kara Head of Global Value Equities	PLUTO NATURFONDEN Flæsketorvet 68,1 1711 Copenhagen V Denmark	Board Member
Ulrik Jensen Senior Portfolio Manager	CEDRO VERMELHO HOLDING ApS Pilgårdsvej 7742 Vesløs Denmark	CEO

Franklin Advisers, Inc.

Franklin Advisers, Inc. ("FAV") is a Sub-Adviser for the Registrant's Multi-Asset Real Return Fund. The principal business address of One Franklin Parkway, San Mateo, California 94403-1906. EIP is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of FAV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Fred Alger Management, LLC

Fred Alger Management, LLC (“Fred Alger”) is a Sub-Adviser for the Registrant's Large Cap Fund. The principal business address of Fred Alger is 100 Pearl Street, 27th Floor, New York, New York 10004. Fred Alger is a registered investment adviser under the Advisers Act.

Set forth below is the name and principal business address of each company, excluding Fred Alger advised funds, for which a director or officer of Fred Alger serves as a director, officer or employee. Unless otherwise noted, the principal business address of each of the companies listed below is 100 Pearl Street, 27th Floor, New York, New York 10004.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Daniel C. Chung Chairman, President and Chief Executive Officer	Alger Associates, Inc.	President and Chief Executive Officer
	Alger Capital, LLC	President and Chief Executive Officer
	Alger Group Holdings, LLC	President and Chief Executive Officer
	Alger Apple Real Estate, LLC	President and Chief Executive Officer
	Alger Boulder I LLC	President and Chief Executive Officer
	Weatherbie Capital, LLC 265 Franklin Street Boston, Massachusetts 02110	Manager
	Alger Management, Ltd. 78 Brook Street London W1K 5EF United Kingdom	Director
	Alger SICAV	Director
	Alger International Holdings	Director and Chairman
	Alger Alternative Holdings, LLC	President, Chief Executive Officer and Manager
	Alger-Weatherbie Holdings, LLC 265 Franklin Street Boston, Massachusetts 02110	Chairman, President and Manager
	The Foundation for Alger Families	President and Director
Robert Kincel Chief Financial Officer, Senior Vice President and Treasurer	Alger Associates, Inc.	Chief Financial Officer and Treasurer
	Fred Alger & Company, LLC	Chief Financial Officer, Treasurer and Senior Vice President
	Weatherbie Capital, LLC 265 Franklin Street Boston, Massachusetts 02110	Treasurer and Manager
	Alger-Weatherbie Holdings, LLC 265 Franklin Street Boston, Massachusetts 02110	Treasurer and Manager
	Alger International Holdings	Director
	Alger Alternative Holdings, LLC	Chief Financial Officer, Treasurer and Manager
	Alger Capital, LLC	Chief Financial Officer, Treasurer and Vice President
	Alger Group Holdings, LLC	Chief Financial Officer, Treasurer and Vice President
	Alger Apple Real Estate, LLC	Treasurer
	Alger Boulder I LLC	Treasurer
	The Foundation for Alger Families	Treasurer and Director

Hal Liebes Executive Vice President, Chief Operating Officer and Secretary	Fred Alger & Company, LLC	Director
	Alger Associates, Inc.	Chief Operating Officer and Secretary
	Alger Alternative Holdings, LLC	Chief Operating Officer, Secretary and Manager
	Alger SICAV	Director
	Alger International Holdings	Director
	Alger Dynamic Return Offshore Fund	Director
	Alger Capital, LLC	Vice President, Chief Operating Officer, Member and Secretary
	Alger Group Holdings, LLC	Vice President, Chief Operating Officer, Member and Secretary
	Alger Management, Ltd. 78 Brook Street London W1K 5EF United Kingdom	Executive Director and Chairman
	Weatherbie Capital, LLC 265 Franklin Street Boston, Massachusetts 02110	Manager and Secretary
	Alger Apple Real Estate LLC	Manager and Secretary
	Alger-Weatherbie Holdings, LLC 265 Franklin Street Boston, Massachusetts 02110	Manager
	Alger Partners Investors I, LLC	Manager
	Alger Partners Investors KEIGF	Manager
	Alger Boulder I LLC	Secretary
	The Foundation for Alger Families	Director and Secretary
Tina Payne Senior Vice President, General Counsel and Chief Compliance Officer	Fred Alger & Company, LLC	Senior Vice President, General Counsel and Secretary
	Alger Management, Ltd. 78 Brook Street London W1K 5EF United Kingdom	Chief Compliance Officer
	Weatherbie Capital, LLC 265 Franklin Street Boston, Massachusetts 02110	Assistant Secretary
	Alger-Weatherbie Holdings, LLC 265 Franklin Street Boston, Massachusetts 02110	Assistant Secretary
	Alger Alternative Holdings, LLC	Assistant Secretary

Income Research & Management

Income Research & Management ("IR+M") is a Sub-Adviser for the Registrant's Long Duration, Long Duration Credit, and Intermediate Duration Credit Funds. The principal business address of IR+M is 100 Federal Street, 30th Floor, Boston, Massachusetts 02110. IR+M is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of IR+M has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Intech Investment Management LLC

Intech Investment Management LLC ("Intech") is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of Intech is 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401. Intech is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Intech has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Jackson Creek Investment Advisors LLC

Jackson Creek Investment Advisors LLC (“Jackson Creek”) is a Sub-Adviser for the Registrant’s Small/Mid Cap Equity Fund. The principal business address of Jackson Creek is 115 Wilcox Street, Suite 220, Castle Rock, Colorado 80104. Jackson Creek is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Jackson Creek has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Jennison Associates LLC

Jennison Associates LLC ("Jennison") is a Sub-Adviser for the Registrant's Core Fixed Income, Long Duration and Long Duration Credit Funds. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017. Jennison is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
David Hunt Director	PGIM, Inc. 655 Broad Street, Newark, New Jersey 07102	Director, Chairman, Chief Executive Officer, President
Taimur Hyat Director	PGIM, Inc. 655 Broad Street, Newark, New Jersey 07102	Vice President
Jurgen Muhlhauser Director	PGIM, Inc. 655 Broad Street, Newark, New Jersey 07102	Director, Vice President, Chief Financial Officer
Pamela Sinclair Director	PGIM, Inc. 655 Broad Street, Newark, New Jersey 07102	Vice President

JOHCM (USA) Inc.

JOHCM (USA) Inc. ("JOHCM") is a Sub-Adviser for the Registrant's World Equity Ex-US and Emerging Markets Equity Funds. The principal business address of JOHCM is 53 State Street, Suite 1302, 13th Floor Boston, MA 02109. JOHCM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Nicolas Good Director	JOHCM Funds Trust 53 State Street Boston, MA 02109	Director
	Pendal USA Inc 53 State Street Boston, MA 02109	Director
	Pendal Group Limited Level 14, The Chifley Tower 2 Chifley Square Sydney, NSW 2000 Australia	Chief Executive Officer and Managing Director
Jonathan Weitz Director and Chief Operating Officer	JOHCM Funds Trust 53 State Street Boston, MA 02109	President
	Pendal USA Inc. 53 State Street Boston, MA 02109	Director and Chief Operating Officer
John Reifsnider Director and Chief Executive Officer	Pendal USA Inc 53 State Street Boston, MA 02109	Director and Chief Executive Officer
	Thompson, Siegel & Walmsley LLC 6641 West Broad Street, Suite 600 Richmond, VA 23230	CEO
Joseph VanCaster Director	Pendal USA Inc 53 State Street Boston, MA 02109	Director
	Thompson, Siegel & Walmsley LLC 6641 West Broad Street, Suite 600 Richmond, VA 23230	Chief Financial Officer
Scott Craven Jones Director	Pendal USA Inc 53 State Street Boston, MA 02109	Director
	Carne Global Financial Services (US) LLC PO Box 151 Kenilworth, IL 60043	Director
	Park Agency, Inc. 330 Madison Avenue Suite 2303 New York, NY 10017	Managing Director
	Madison Covered Call & Equity Strategy Fund 550 Science Drive Madison, WI 53711	Director
	Madison Funds 550 Science Drive Madison, WI 53711	Director
	Manager Directed Portfolios c/o US Bancorp Fund Services, LLC 6150e. Michigan Street Milwaukee, WI 53202	Director
	XAI Floating Rate & Alternative Income Term Trust 321 North Clark Street Chicago, IL 60647	Director

Christopher Jones Director	Pendal USA Inc 53 State Street Boston, MA 02109	Chairman of the Board
	Pendal Group Limited Level 14, The Chifley Tower 2 Chifley Square Sydney, NSW 2000 Australia	Director
	CMVJ Capital LLC 40 West 77th Street New York, NY 10024	Principal
	Acorns Grow 4600 Campus Drive Suite 107 Newport Beach, CA 92660	Chair of Investment Committee
	Zoe Financial One Dock 72 Way Brooklyn, NY 11205	Chair of Advisory Committee
	NYCA 485 Madison Ave Floor 12 New York, NY 10022	Limited Partner Adviser

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. ("JPMIM") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of JPMIM is 383 Madison Avenue, New York, New York 10179. JPMIM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JPMIM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

KBI Global Investors (North America) Ltd

KBI Global Investors (North America) Ltd ("KBIGI (North America)") is a Sub-Adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of KBIGI (North America) is 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland. KBIGI (North America) is a registered investment adviser under the Investment Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Sean Hawkshaw President	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland.	Chief Executive Officer, Director
Geoff Blake, Director	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland.	Director, Head of Clients & Business Development
William Cotter, Non-Executive Director	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland.	KBIGI - Non-Executive Director (Mr. Cotter is retired and has only two active Non Executive directorships).

Lazard Asset Management LLC

Lazard Asset Management LLC ("Lazard") is a Sub-Adviser for the Registrant's World Equity Ex- Us Fund and Screened World Equity Ex-Us Fund. The principal business address of Lazard is 30 Rockefeller Plaza, New York, New York 10112. Lazard is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Lazard has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Leeward Investments, LLC

Leeward Investments, LLC ("Leeward") is a Sub-Adviser for the Registrant's Small Cap II Fund. The principal business address of Leeward is 201 Washington Street, 29th Floor, Boston, Massachusetts 02108. Leeward is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
R. Todd Vingers, CFA President, Manager, Portfolio Manager	LMCG Investments, LLC 201 Washington Street, 29th Floor Boston, MA 02108	Board Member, Portfolio Manager (until Leeward spin-out in March 2022)

Legal & General Investment Management America Inc.

Legal  & General Investment Management America Inc. ("LGIMA") is a Sub-Adviser for the Registrant's Long Duration, Long Duration Credit and Intermediate Duration Credit Funds. The principal business address of LGIMA is 71 South Wacker Drive, Chicago, Illinois 60606. LGIMA is a registered investment adviser under the Advisers Act.

LGIMA's Senior Management is comprised of its business unit leaders and is referred to as the Executive Committee. Executive Committee members are prohibited from having outside business interests that conflict with the interests of LGIMA or its clients, and thus no members has any such outside business interests. LGIMA mandates the disclosure of all outside business activities to the CCO and requires that such activities be reaffirmed on an annual basis or report any changes within 10 calendar days of such change is status. This provides greater visibility to assess conflicts from such activities.

Los Angeles Capital Management LLC.

Los Angeles Capital Management LLC (“Los Angeles Capital”) is a Sub-Adviser for the Registrant’s Small Cap and Small Cap II Funds. The principal business address of Los Angeles Capital is 11150 Santa Monica Blvd, Suite 200, Los Angeles, California 90025. Los Angeles Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director or officer of Los Angeles Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

LSV Asset Management

LSV Asset Management ("LSV") is a Sub-Adviser for the Registrant's Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds. The principal business address of LSV is 155 North Wacker Drive, Chicago, Illinois 60606. LSV is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of LSV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Mackenzie Investments Corporation

Mackenzie Investments Corporation ("Mackenzie") is a Sub-Adviser for the Registrant's World Select Equity and Large Cap Disciplined Equity Funds. The principal business address of Mackenzie is Two International Place, Suite 2320, Boston, MA 02110. Mackenzie is a registered investment adviser under the Advisers Act.

J. Luke Gould Director	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	President and Chief Executive Officer
	Mackenzie Inc. 447 Portage Avenue Winnipeg, Manitoba, R3C 3B6 Canada	President and Chief Executive Officer
	MGELS Investments Limited 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Chief Executive Officer
	MMLP GP Inc. 180 Queen Street West Toronto, Ontario M5V 3K1 Canada	Director & Chief Executive Officer
	Mackenzie U.S. Fund Management Inc. 280 Park Avenue, 15th Floor New York, NY 10017	Director & President

	Mackenzie Investments Europe Limited Brooklawn House, Shelbourne Road Dublin, Ireland, 4	Director
	Northleaf Capital Group Ltd 79 Wellington Street West, 6th Floor Toronto, Ontario M5K 1N9 Canada	Director
	China Asset Management Co., Ltd. Floor 8, Building 7, One Yuetan South St. Beijing, China	Director
	6460675 Manitoba Ltd. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Director & President
	11249185 Canada Inc. 199 Bay Street, Suite 4000, Toronto, Ontario, Canada, M5L 1A9 Canada	Director
	GLC Asset Management Group Ltd. 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Director
Rhonda Goldberg Director	IGM Financial Inc. Investors Group Inc. Mackenzie Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Executive Vice-President and General Counsel
	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Executive Vice-President and General Counsel
	Mackenzie GP Inc. 180 Queen Street West Toronto, Ontario M5V 3K1 Canada	Director
	Investors Group Financial Services Inc. Investors Group Securities Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Director
	I.G. Investment Management, Ltd. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Assistant Secretary
	Investment Planning Counsel Inc. 5015 Spectrum Way, Suite 300 Mississauga, Ontario L4W 0E4 Canada	Director
	GLC Asset Management Group Ltd. 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Director
Cynthia Currie Director	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Executive Vice-President and Chief Human Resources Officer
	Investors Group Inc. Mackenzie Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Executive Vice-President and Chief Human Resources Officer

Steven Locke Director and Senior Vice-President, Chief Investment Officer	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Chief Investment Officer, Fixed Income and Multi-Asset Strategies
Subhas Sen Director	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Director and Senior Vice-President, Head of Business Operations
	Strategic Charitable Giving Foundation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Director and Chairman of the Board
Keith Potter Director and Executive Vice-President & Chief Financial Officer	IGM Financial Inc. Investors Group Inc. Mackenzie Inc. 447 Portage Avenue Winnipeg, Manitoba, R3C 3B6 Canada	Executive Vice-President & Chief Financial Officer
	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Executive Vice-President & Chief Financial Officer
	Investors Group Corporate Class Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	President and Chief Executive Officer
	Investors Syndicate Limited Investors Syndicate Property Corp. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Director and President
	1000054111 Ontario Inc 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Director and President
	11249142 Canada Inc. 11263552 Canada Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Director and President
	Investment Planning Counsel Inc. 5015 Spectrum Way, Suite 300 Mississauga, Ontario L4W 0E4 Canada	Director
Gillian Seidler Chief Compliance Officer	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Vice-President & Chief Compliance Officer
	I.G. Investment Management, Ltd. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Chief Compliance Officer

Nicholas L. Westlind Secretary	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Senior Vice-President, Associate General Counsel, Asset Management and Secretary
	Mackenzie Investments Asia Limited 88 Queensway, 2 Pacific Place, Suite 1011, Hong Kong, China	Director
	Strategic Charitable Giving Foundation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Vice-President
	MGELS Investments Limited MMLP GP Inc. 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Director & Secretary
	Mackenzie GP Inc. 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	President & Secretary
	Investors Group Inc. 447 Portage Avenue Winnipeg, Manitoba, R3C 3B6 Canada	Senior Vice-President, Associate General Counsel, Asset Management and Secretary
	I.G. Investment Management, Ltd. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Assistant Secretary
	Counsel Portfolio Services Inc. 5015 Spectrum Way, Suite 300 Mississauga, Ontario L4W 0E4 Canada	Secretary
	Counsel Portfolio Corporation 5015 Spectrum Way, Suite 300 Mississauga, Ontario L4W 0E4 Canada	Director & Secretary

Manulife Investment Management (US) LLC

Manulife Investment Management (US) LLC ("Manulife") is a Sub-Adviser for the Registrant's Opportunistic Income Fund. The principal business address of Manulife is 197 Clarendon Street, Boston, Massachusetts 02116. Manulife is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Manulife has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Mar Vista Investment Partners, LLC

Mar Vista Investment Partners, LLC ("Mar Vista") is a Sub-Adviser for the Registrant's Large Cap Fund. The principal business address of Mar Vista is 11150 Santa Monica Blvd., Suite 320, Los Angeles, California 90025. Mar Vista is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Mar Vista has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Marathon Asset Management, L.P.

Marathon Asset Management, L.P. ("Marathon") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Marathon is One Bryant Park, 38th Floor, New York, New York 10036. Marathon is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Marathon has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Martingale Asset Management, L.P.

Martingale Asset Management, L.P. ("Martingale") is a Sub-Adviser for the Registrant's Small Cap Fund. The principal business address of Martingale is 888 Boylston Street, Suite 1400, Boston, MA 02199. Martingale is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Martingale Asset Management Corporation (MAM Corp) General Partner	Martingale Asset Management, L.P. (MAM LP) 888 Boylston Street Boston, Massachusetts	General Partner
William E. Jacques, CFA CEO; Limited Partner	MAM Corp 888 Boylston Street Boston, Massachusetts	Director, Shareholder, President
Alan J. Strassman Chair; Limited Partner	MAM Corp 888 Boylston Street Boston, Massachusetts	Director, Shareholder, Chairman
James M. Eysenbach, CFA Chief Investments Officer; Limited Partner	MAM Corp 888 Boylston Street Boston, Massachusetts	Director, Shareholder
Jennifer N. Cooper, IACCP® President, Chief Financial Officer & Chief Compliance Officer; Limited Partner	MAM Corp 888 Boylston Street Boston, Massachusetts Providence College School of Business, Business Advisory Council	Director, Shareholder Treasurer, Secretary Member
John R. Thomas, CFA Vice Chair; Limited Partner	Ohio Wesleyan University 61 S. Sandusky Street Delaware, Ohio Japan Society of Northern CA 500 Washington Street Suite 300 San Francisco, California	Investments Sub-Committee Vice Chairman of the Board
Marisa N. Renaud, CPA, IACCP® Vice President, Finance & Compliance; Limited Partner	MAM Corp 888 Boylston Street Boston, Massachusetts	Assistant Treasurer, Assistant Secretary

McKinley Capital Management, LLC

McKinley Capital Management, LLC ("McKinley Capital") is a Sub-Adviser for the Registrant's World Equity Ex-US and Screened World Equity Ex-US Funds. The principal business address of McKinley Capital is 3800 Centerpoint Drive, Suite 1100, Anchorage, Alaska 99503. McKinley Capital is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Robert A. Gillam Chief Executive Officer/ Chief Investment Officer McKinley Capital Management, LLC 3800 Centerpoint Drive, Suite 1100 Anchorage, AK 99503	McKinley Management, LLC 3800 Centerpoint Drive, Suite 1100 Anchorage, AK 99503	Chief Executive Officer
	McKinley Alaska Private Investment, LLC 3800 Centerpoint Drive, Suite 1100 Anchorage, AK 99503	Chief Executive Officer
	McKinley Research Group, LLC 3800 Centerpoint Drive, Suite 1100 Anchorage, AK 99503	Chief Executive Officer
	Microbion Corporation 5 West Mendenhall Street, Suite 202 Bozeman, MT 59715	Chairman of the Board
	Alaska Glacier Products, LLC 28100 Denaina Elders Road Chugiak, AK 99567	Shareholder

MetLife Investment Management, LLC

MetLife Investment Management, LLC ("MIM") is a Sub-Adviser for the Registrant's Core Fixed Income, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond and Intermediate Duration Credit Funds. The principal business address of MIM is One MetLife Way, Whippany, New Jersey 07981. MIM is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is One MetLife Way, Whippany, New Jersey 07981.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Steven Goulart President, Chief Executive Officer	MetLife, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	MetLife Group, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	Metropolitan Life Insurance Company 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	MetLife Investments Management Holdings, LLC One MetLife Way Whippany, NJ 07981	President and Director
	MetLife EU Holding Company Limited 200 Park Avenue New York, NY 10166	Director

Joseph Pollaro Chief Operating Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	President and Chief Executive Officer
	MetLife Investment Management Limited Level 34 One Canada Square London E14 5AA United Kingdom	Chief Operating Officer Director
	MetLife Asset Management Corp. Tokyo Garden Terrace Kioicho Kioi Tower 25F 1-3, Kioicho, Chiyoda-ku, Tokyo Japan	Chief Operating Officer Director
	MetLife Investments Asia Limited 9th Floor, One Taikoo Place 979 King’s Road, Quarry Bay Hong Kong S.A.R.	Chief Operating Officer Director
	MetLife Investment Management Holdings (Ireland) Limited 20 on Hatch Lower Hatch Street Dublin 2, Ireland	Director
	MetLife Investments Management Holdings, LLC One MetLife Way Whippany, NJ 07981	Board of Managers Executive Vice President
	MetLife Investors Group, LLC One MetLife Way Whippany, NJ 07981	Board of Managers Executive Vice President
	MIM I, LLC One MetLife Way Whippany, NJ 07981	Chief Operating Officer
	MetLife Services and Solutions, LLC One MetLife Way Whippany, NJ 07981	Executive Vice President
	MetLife Group, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President
	Metropolitan Life Insurance Company 200 Park Avenue New York, NY 10166	Executive Vice President
	MetLife Investment Management Europe Limited 20 on Hatch Lower Hatch Street Dublin 2, Ireland	Director
Michael Yick Treasurer and Chief Financial Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	Treasurer and Chief Financial Officer
	MetLife Investments Management Holdings LLC One MetLife Way Whippany, NJ 07981	Treasurer
	MIM I, LLC One MetLife Way Whippany, NJ 07981	Treasurer and Chief Financial Officer
	MetLife Investors Distribution Company One MetLife Way Whippany, NJ 07981	Treasurer

Metropole Gestion SA

Metropole Gestion SA ("Metropole") is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of Metropole is 12, boulevard de la Madeleine, Paris, France 75009. Metropole is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Metropole has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Metropolitan West Asset Management, LLC

Metropolitan West Asset Management, LLC ("MetWest") is a Sub-Adviser for the Registrant's Core Fixed Income, Long Duration, Long Duration Credit and Limited Duration Bond Funds. The principal business address of MetWest is 865 South Figueroa Street, Suite  1800, Los Angeles, California 90017. MetWest is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Marc Stern Chairman	The TCW Group, Inc.	Chairman
	TCW Investment Management Company LLC	Chairman
	TCW Asset Management Company LLC	Chairman
	TCW LLC	Chairman
	Los Angeles 2028 Olympic Committee (f/k/a Los Angeles 2024 Exploratory Committee) 10960 Wilshire Blvd, #1050, Los Angeles, CA 90024	Director and Board Member
	The Alliance for Southern California Innovation 16320 Los Serenos Robles, Los Gatos, CA 95030	Director
	Base Halogram 3009 Post Oak Boulevard, #1200 Houston, TX 77056	Board Member
	The John F. Kennedy Center for the Performing Arts 2700 F Street, NW Washington, DC 20566	Trustee
	California Institute of Technology 1200 E California Blvd, Pasadena, CA 91125	Non-voting member Board of Trustees
	Los Angeles Opera 135 No. Grand Avenue Los Angeles, CA 90012	Board Member, Chairman
	Marc & Eva Stern Foundation 865 So. Figueroa Street, #1800 Los Angeles, CA 90017	Officer, Director
	Milwaukee Brewers Baseball Club One Brewers Way Milwaukee, WI 53214	Minority Owner & Advisor Board Member
	Performing Arts Center of Los Angeles County 135 No. Grand Avenue Los Angeles, CA 90012	Director
	Metropolitan Opera Lincoln Center for the Performing Arts, 30 Lincoln Center Plaza, New York, NY 10023	Board Member
David Lippman Chief Executive Officer	The TCW Group, Inc.	President and Chief Executive Officer
	TCW Investment Management Company LLC	President and Chief Executive Officer
	TCW Asset Management Company LLC	President and Chief Executive Officer
	TCW LLC	President and Chief Executive Officer
	The Music Center 135 N. Grand Avenue Los Angeles, CA 90012	Board Member
	Stag Lodge HOA Board of Directors 8200 Royal Street East, Park City, UT 84060	Board Member
	Pasi Matti Hamalainen 2004 Revocable Trust Pacific Palisades, CA	Trustee
	MWAM Holdings, LLC 865 S. Figueroa St. Los Angeles, CA 90065	Member

Elizabeth T. Kraninger Executive Vice President & Chief Operating Officer	The TCW Group, Inc.	Executive Vice President & Chief Operating Officer
	TCW Investment Management Company LLC	Executive Vice President & Chief Operating Officer
	TCW Asset Management Company LLC	Executive Vice President & Chief Operating Officer
	TCW LLC	Executive Vice President & Chief Operating Officer
	St. Mary’s School Los Angeles, CA 90010	Developing Committee Member
Richard Villa Executive Vice President, Chief Financial Officer & Assistant Secretary	The TCW Group, Inc.	Executive Vice President, Chief Financial Officer & Assistant Secretary
	TCW Investment Management Company LLC	Executive Vice President, Chief Financial Officer & Assistant Secretary
	TCW Asset Management Company LLC	Executive Vice President, Chief Financial Officer & Assistant Secretary
	TCW LLC	Executive Vice President, Chief Financial Officer & Assistant Secretary
	Goodwill of Southern California 342 San Fernando Road Los Angeles, CA 90031	Board Member
	Special Olympics Southern California 1600 Forbes Way, Suite 200 Long Beachm CA 90810	Board Member
	CV Restaurant Group 2276 Honolulu Avenue, Montrose, CA 91020	Partner
Meredith Jackson Executive Vice President, General Counsel, Secretary	The TCW Group, Inc.	Executive Vice President, General Counsel & Secretary
	TCW Investment Management Company LLC	Executive Vice President, General Counsel & Secretary
	TCW Asset Management Company LLC	Executive Vice President, General Counsel & Secretary
	TCW LLC	Executive Vice President, General Counsel, Secretary
	SIFMA Asset Management Group 1101 New York Ave., N.W. Washington, D.C. 20005	Officer of Steering Committee of Asset Management Group (Treasurer)
	SIFMA 1101 New York Ave., N.W. Washington, D.C. 20005	Chair of Advisory Board
	Institutional Investor Forums 1120 Avenue of the Americas, 6th Floor New York, NY 10036	Advisory Board member
	MJ Fronty Vineyards LLC 9100 Vineyard Drive, Paso Robles, CA 93446	Owner, managing member
	LA Philharmonic 111 South Grand Avenue, Los Angeles, CA 90012	Member, Board of Overseers
Gladys Xiques Managing Director, Global Chief Compliance Officer	The TCW Group, Inc.	Global Chief Compliance Officer
	TCW Investment Management Company LLC	Managing Director, Global Chief Compliance Officer
	TCW Asset Management Company LLC	Managing Director, Global Chief Compliance Officer
	TCW LLC	Managing Director, Global Chief Compliance Officer

Neuberger Berman Investment Advisers LLC

Neuberger Berman Investment Advisers LLC ("NBIA") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of NBIA is 1290 Avenue of the Americas, New York, New York 10104. NBIA is a registered investment adviser under the Advisers Act.

NBIA is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC. Information as to the directors and executive officers of NBIA set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-61757), and amended through the date hereof, is incorporated by reference. The directors and executive officers of NBIA are: Bradley Tank, Joseph Amato, Kenneth deRegt, Vanessa Rosenthal, and Stephen Wright. These individuals have not been engaged in any other business or profession, vocation or employment of a substantial nature during the past two fiscal years other than in their capacities as a director of NBIA or certain of NBIA's affiliated entities or certain domestic or non-US investment companies.

During the last two fiscal years, no director, officer or partner of NBIA has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Ninety One UK Ltd.

Ninety One UK Ltd. ("Ninety One Limited") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Ninety One Limited is 55 Gresham Street, London EC2V 7EL, United Kingdom. Ninety One Limited Ltd is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Ninety One Limited has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Poplar Forest Capital LLC

Poplar Forest Capital LLC ("Poplar Forest") is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of Poplar Forest is 225 S. Lake Avenue, Suite 950, Pasadena, CA 91101. Poplar Forest is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Poplar Forest has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Robeco Institutional Asset Management US Inc.

Robeco Institutional Asset Management US Inc. (“Robeco”), is a Sub-Adviser for the Registrant’s Emerging Markets Equity Fund. The principal business address of 230 Park Avenue, Suite 3330, New York, NY 10169. Robeco is a registered investment adviser under the Adviser Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Karin van Baardwijk Chief Executive Officer	Robeco Institutional Asset Management BV Weena 850, 3014 Rotterdam The Netherlands	Chief Executive Officer
Marcus F. van der Kroft Treasurer	Robeco Institutional Asset Management BV Weena 850, 3014 Rotterdam The Netherlands	Chief Operating Officer, Chief Investment Officer, Fundamental and Quant

As of January 1, 2022, Gilbert van Hassel relocated back to the United States where he assumed a senior role with Robeco’s ultimate parent, the ORIX Group, in their New York office.

Rhicon Currency Management Pte Ltd

Rhicon Currency Management Pte Ltd ("Rhicon") is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of Rhicon is 49 Duxton Road, #02-01, Singapore, 089513. Rhicon is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Christopher Andrew Brandon Principal, Managing Director	Rhicon Currency Management (UK) Ltd Waverley House, 7-12 Noel Street, London, W1F 8GQ	Director
	Rhicon Capital Management Pty Ltd 38 Lang Road, Centennial Park NSW 2021, Australia	Director
	Rhicon Currency Japan Ltd Otemachi 1-5-1, Chiyoda-ku, Tokyo 100-004	Director
	EH Group Engineering AG Chemin de la Vigne 2, 1197 Prangins Switzerland	Director
	Rhicon Group Holdings Ltd 3076 Sir Francis Drake's Highway Road Show, Tortola British Virgin Islands	Director
Peter Jacobson Principal, Managing Director	Rhicon Currency Management (UK) Ltd Waverley House, 7-12 Noel Street, London, W1F 8GQ	Director
	Rhicon Capital Management Pty Ltd 38 Lang Road, Centennial Park NSW 2021, Australia	Director
	Rhicon Group Holdings Ltd 3076 Sir Francis Drake's Highway Road Show, Tortola British Virgin Islands	Director
Jonathan Mark Wharton Director	Rhicon Currency Management (UK) Ltd Waverley House, 7-12 Noel Street, London, W1F 8GQ	Director
	Rhicon Strategic Fund C/O Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 Grand Cayman KY1-1108, Cayman Islands	Director

RWC Asset Advisors (US) LLC

RWC Asset Advisors (US) LLC ("RWC") is a Sub-Adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of RWC is 2640 South Bayshore Drive, Suite  201, Miami, Florida 33133. RWC is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of RWC has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Sompo Asset Management Co., Ltd.

Sompo Asset Management Co., Ltd. ("Sompo AM") is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of Sompo AM is Kyoritsu Nihonbashi Bldg., 2-2-16 Nihonbashi, Chuo-Ku, Tokyo, Japan 1030027. Sompo AM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, Officer or partner of Sompo AM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee.

SSGA Funds Management, Inc.

SSGA Funds Management, Inc. ("SSGA FM") is a Sub-Adviser for the Registrant's Large Cap Index, S&P 500 Index, Extended Market Index and Dynamic Asset Allocation Funds. The principal business address of SSGA FM is One Iron Street, Boston, Massachusetts 02210. SSGA FM is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is One Iron Street, Boston, Massachusetts 02210.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Ellen Needham Chairman, Director and President of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director of SSGA
Sean Driscoll Director of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director of SSGA
Barry F.X. Smith Director of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director of SSGA
Lori Heinel Director of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Executive Vice President of SSGA
Steven Lipiner Director of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director and Chief Financial Officer of SSGA
Jackie Collier Chief Compliance Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210 State Street Corporation State Street Financial Center One Lincoln Street Boston, Massachusetts 02111	Managing Director and Chief Compliance Officer of SSGA
Bo Trevino Treasurer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Vice President of SSGA

Sean O’Malley, Esq. Chief Legal Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director and General Counsel of SSGA
Ann Carpenter Chief Operating Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director of SSGA
Tim Corbett Chief Risk Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director of SSGA
David Ireland CTA - Chief Marketing Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210 Goldman Sachs 200 West Street New York, NY 10282	Senior Vice President/Senior Managing Director of SSGA
David Urman, Esq. Clerk of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Vice President and Senior Counsel of SSGA
Dan Furman, Esq. Assistant Clerk of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director and Managing Counsel of SSGA
Leanne Dunn, Esq. Assistant Clerk of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director and Senior Counsel of SSGA
Mike Pastore, Esq. Assistant Clerk of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director and Senior Counsel of SSGA
Jamie Bernardi Derivatives Risk Manager of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director of SSGA
Christyann Weltens Derivatives Risk Manager of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Vice President of SSGA

Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC

Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC ("Stone Harbor") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Stone Harbor is 31 West 52nd Street, 16th Floor, New York, New York 10019. Stone Harbor is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Peter J. Wilby Co-Chief Investment Officer, Managing Member of General Partner	Stone Harbor Investment Funds 31 West 52nd Street 16th Floor New York, NY 10019	President Chairman of the Board of Trustees

T. Rowe Price Associates, Inc.

T. Rowe Price Group, Inc. (T. Rowe Price Group), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide. T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price International Ltd (Price International), a wholly owned subsidiary of Price Associates, was originally organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser and distributor to foreign collective investment schemes and is responsible for marketing and client servicing for Europe and the Middle East (EMEA) (ex-European Union (EU) and European Economic Area (EEA)) clients. Price International provides investment management services to registered investment companies and other institutional investors. Price International may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., T. Rowe Price Japan, Inc., and/or T. Rowe Price Australia Limited (each, including Price International, shall hereinafter referred to as a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price International. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland- registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Hong Kong also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Singapore Private Ltd. (Price Singapore), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and client servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Japan, Inc. (Price Japan), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and client servicing of clients based in Japan. Price Japan serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency as a Financial Instruments Business Operator with permission to conduct investment management and advisory businesses, and with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Investment Management, Inc. (Price Investment Management), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 2020. Price Investment Management provides investment management services to registered investment companies and other institutional investors. A Price Investment Adviser may delegate investment management responsibilities to Price Investment Management. Price Investment Management is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates. The business address for each is 100 East Pratt Street, Baltimore, MD 21202

Glenn R. August, Director of T. Rowe Price Group. Mr. August has been an employee, a vice president, and a director of Price Group since 2021. He is the founder and chief executive officer of Oak Hill Advisors, L.P. (OHA), an alternative investment firm specializing in performing and distressed credit investments, which was acquired by, and operates as a standalone business within, T. Rowe Price Group. Mr. August is a member of the Management Committee. Prior to founding OHA in 1990 and cofounding its predecessor investment firm in 1987, Mr. August worked at Morgan Stanley in New York and London. Mr. August earned a B.S. in industrial and labor relations from Cornell University and an M.B.A. from Harvard Business School, where he was a Baker Scholar. Mr. August is a member of the board of directors of Lucid Group, Inc., where he serves on the audit and nominating/governance committees, as well as a member of the board of directors for MultiPlan, Inc., where he serves on the nominating/corporate governance committee. He is a member of the board of trustees of Horace Mann School, where he cochairs the investment committee; he is a member of the board of trustees of The Mount Sinai Medical Center; and he is a member of the board of directors of Partnership for New York City and the 92nd Street Y, where he serves on the executive, finance, and nominating/governance committees. Mr. August previously served on the board of directors for Cooper Standard Automotive Board and a number of corporate boards.

Mark S. Bartlett, Director of T. Rowe Price Group. Mr. Bartlett has been an independent director of Price Group since 2013 and serves as chair of the Audit Committee and as a member of the Executive Compensation and Management Development Committee. He was a partner at Ernst & Young, serving as managing partner of the firm’s Baltimore office and senior client service partner for the mid-Atlantic region. Mr. Bartlett began his career at Ernst & Young in 1972 until 2012 and has extensive experience in financial services, as well as other industries. Mr. Bartlett earned a B.S. in accounting from West Virginia University and attended the Executive Program at the Kellogg School of Business at Northwestern University. He also earned the designation of certified public accountant. Mr. Bartlett is a member of the board of directors, chair of the audit committee, and a member of the compensation committee of WillScot Mobile Mini Holdings Corp. He is also a member of the board of directors and its audit committee of FTI Consulting, Inc., and a member of the board of directors, lead director, and a member of the audit committee of Zurn Water Solutions Corporation. Mr. Bartlett offers the T. Rowe Price Group Board additional perspective on mergers and acquisitions, and significant accounting and financial reporting experience as well as expertise in the accounting-related rules and regulations of the SEC from his experience as a partner of a multinational audit firm. He has extensive finance knowledge, with a broad range of experience in financing alternatives, including the sale of securities, debt offerings, and syndications.

Mary K. Bush, Director of T. Rowe Price Group. Ms. Bush has been an independent director of Price Group since 2012 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. She has been chair of Bush International, LLC, an advisor to U.S. corporations and foreign governments on international capital markets and strategic business matters, since 1991. Ms. Bush managed global banking and corporate finance relationships from 1971 to 1991 at New York money center banks, including Citibank, Banker’s Trust, and Chase. Ms. Bush earned a B.A. in economics and political science from Fisk University and an M.B.A. from the University of Chicago. Ms. Bush is a member of the board of directors, risk oversight committee, and the chair of the nominating and corporate governance committee of Discover Financial Services, and a member of the board of directors, audit and compensation committees, and chair of the retirement plan committee of ManTech International Corporation. She is also a member of the board of directors and chair of the audit committee for Bloom Energy. Ms. Bush also was a director of the Pioneer Family of Mutual Funds from 1997 to 2012, UAL Corporation from 2006 to 2010, and Marriott International, Inc from 2008 to 2020. Ms. Bush brings to the T. Rowe Price Group Board extensive financial, international and governmental affairs experience, her knowledge of corporate governance and financial oversight gained from her membership on the boards of other public companies, knowledge of public policy matters, and her significant experience in banking and in providing strategic advisory services in the financial and international arenas.

Dina Dublon, Director of T. Rowe Price Group. Ms. Dublon has been an independent director of Price Group since 2019 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. She was the executive vice president and chief financial officer of JPMorgan Chase & Co. from 1998 to 2004. Ms. Dublon previously held numerous positions at JPMorgan Chase & Co. and its predecessor companies, including corporate treasurer, managing director of the financial institutions’ division, and head of asset liability management. Ms. Dublon earned a B.A. in economics and mathematics from Hebrew University of Jerusalem and an M.S. from Carnegie Mellon University. Ms. Dublon has been a member of the board of directors of PepsiCo, Inc., since 2005, where she serves as a member of the sustainability, diversity, and public policy and compensation committees. She previously served as chair of audit committee. She serves as a member of the board of directors of Motive Capital Corp. and Motive Capital Corp. II, where she serves as chair of the audit committee and as a member of the compensation and nominations and governance committees. She also serves as a member of the independent audit quality committee of Ernst & Young USA, since 2020, and on the board of advisors of Columbia University’s Mailman School of Public Health since 2018. From 2002 to 2017, Ms. Dublon served as a director of Accenture PLC; from 2013 to 2018 as a director of Deutsche Bank AG; from 2005 to 2014, as a director of Microsoft Corporation; and from 1999 to 2002, as a director of Hartford Financial Services Group, Inc. She previously served on the faculty of Harvard Business School and on the boards of several non-profit organizations, including the Women’s Refugee Commission and Global Fund for Women. Ms. Dublon brings to the T. Rowe Price Group Board significant governance experience from serving on the boards of global companies, accounting and financial reporting experiences, as well as substantial expertise with respect to the financials sector, mergers and acquisitions, global markets, public policy, and corporate finance gained throughout her career in the financial services industry, particularly her role as executive vice president and chief financial officer of a major financial institution.

Freeman A. Hrabowski, III, Director of T. Rowe Price Group. Dr. Hrabowski has been an independent director of Price Group since 2013 and serves as a chair of the Nominating and Corporate Governance Committee and as a member of the Executive Compensation and Management Development Committee. He has been the president of the University of Maryland, Baltimore County, since 1992. His research and publications focus on science and math education, with special emphasis on minority participation and performance. Dr. Hrabowski is also a leading advocate for greater diversity in higher education. He serves as a consultant to the National Science Foundation, the National Institutes of Health, the National Academies, and universities and school systems nationally. Dr. Hrabowski earned a B.A. in mathematics from Hampton University and an M.A. in mathematics and a Ph.D. in higher education administration and statistics from the University of Illinois at Urbana-Champaign. Dr. Hrabowski is a member of the board of directors and a member of the corporate and governance committee of McCormick & Company, Inc. He also served on the board of Constellation Energy Group, Inc., until 2012. Dr. Hrabowski brings to the T. Rowe Price Group Board valuable strategic and management leadership experience from his role as president of a public university, as well as his extensive knowledge and dedication to greater education and workforce development. He also contributes corporate governance oversight from his experience serving as a director on other public company boards.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan has been an independent director of Price Group since 2010 and serves as chair of the Executive Compensation and Management Development Committee and as a member of the Audit and Executive Committees. He is the nonexecutive chair of Northleaf Capital Partners, an independent global private markets fund manager and advisor. Mr. MacLellan served as chief investment officer of TD Bank Financial Group (TDBFG) from 2003 to 2009, where he was responsible for overseeing the management of investments for its Employee Pension Fund, The Toronto-Dominion Bank, TD Mutual Funds, and TD Capital Group. Earlier in his career, he was managing director of Lancaster Financial Holdings, a merchant banking group acquired by TDBFG in March 1995. Prior to that, Mr. MacLellan was vice president and director at McLeod Young Weir Limited (Scotia McLeod) and a member of the corporate finance department responsible for many corporate underwritings and financial advisory assignments. Mr. MacLellan earned a B.Com. from Carleton University and an M.B.A. from Harvard Business School. He also earned the designation of certified public accountant. Mr. MacLellan is a member of the board of directors and chair of the audit committee of Magna International, Inc., a public company based in Aurora, Ontario. From 2012 to 2018, he was the chair of the board of Yellow Media, Inc., a public company based in Montreal. Mr. MacLellan brings substantial experience and perspective to the T. Rowe Price Group Board with respect to the financial services industry, particularly his expertise with respect to investment-related matters, including those relating to the mutual fund industry and the institutional management of investment funds, based on his tenure as chief investment officer of a major financial institution. He also brings an international perspective to the T. Rowe Price Group Board as well as significant accounting and financial reporting experience.

Eileen P. Rominger, Director of T. Rowe Price Group. Ms. Rominger has been an independent director of Price Group since November 2021 and serves as a member on the Audit Committee and Executive Compensation and Management Development Committee. She was a senior advisor to CamberView Partners, LLC, a provider of investor-led advice for management and boards of public companies on shareholder engagement and corporate governance, from 2013 to 2018. Ms. Rominger also was the director of the Division of Investment Management at the U.S. Securities and Exchange Commission from 2011 to 2012 and the global chief investment officer for Goldman Sachs Asset Management from 2008 to 2011 and a partner from 2004 to 2011. She began her career in 1981 at Oppenheimer Capital, where she worked for 18 years as a securities analyst and then as an equity portfolio manager, serving as a managing director and a member of the executive committee. Ms. Rominger earned a B.A. in English from Fairfield University and an M.B.A. in finance from University of Pennsylvania, The Wharton School. Ms. Rominger served as a member of the board of directors of Swiss Re from 2018 to 2020 and currently serves as a director on several of its subsidiaries. She previously served on the boards of directors of Permal Asset Management, Inc., a private company, from 2012 to 2013 and Oppenheimer Capital LLC from 1981 to 1999. Ms. Rominger is also a member of the board of trustees, vice chair, and chair and member of the HR and executive committees, respectively, of Massachusetts Museum of Contemporary Art and a member of the board of trustees and chair of the finance committee of Jacob’s Pillow Dance Foundation. Ms. Rominger brings a broad range of valuable leadership and investment management experience to the T. Rowe Price Group Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, regulatory policy, and women’s issues.

Robert W. Sharps, Director of T. Rowe Price Group. Mr. Sharps has been a director of Price Group since 2021, and is the chief executive officer and president of Price Group. He is the chair of the company’s Executive, Management, and Management Compensation and Development Committees. Rob’s investment experience began in 1996, and he has been with T. Rowe Price since 1997, beginning as an analyst specializing in financial services stocks, including banks, asset managers, and securities brokers, in the U.S. Equity Division. He was the lead portfolio manager of the Institutional Large-Cap Growth Equity Strategy for 15 years until December 2016. In 2016, he stepped down from portfolio management to assume an investment leadership position as co-head of Global Equity, at which time he joined the Management Committee. In 2017, he was named head of Investments and group chief investment officer, which he held until 2021. In February 2021, he became president of Price Group. Prior to T. Rowe Price, he completed an internship as an equity research analyst at Wellington Management. Rob also was employed by KPMG Peat Marwick as a senior management consultant, where he focused on corporate transactions, before leaving to pursue his M.B.A. in 1995. Rob earned a B.S., summa cum laude, in accounting from Towson University and an M.B.A. in finance from the University of Pennsylvania, The Wharton School. He also has earned the Chartered Financial Analyst® designation. During his portfolio management tenure, T. Rowe Price was twice named Large-Cap Growth Equity Manager of the Year by Institutional Investor magazine. Rob currently serves on the Board of the Baltimore Curriculum Project. He previously served on the St. Paul’s School Board of Trustees and was chair of the Investment Committee from July 2015 to June 2020. He also spent six years on Towson University’s College of Business and Economics Alumni Advisory Board. Mr. Sharps brings to the T. Rowe Price Group Board insight into the critical investment component of T. Rowe Price Group’s business based on the leadership roles he has held in the Equity Division of Price Associates and his 24-year career with the Company.

Olympia J. Snowe, Director of T. Rowe Price Group. Ms. Snowe has been an independent director of Price Group since 2013 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. She is chair and chief executive officer of Olympia Snowe, LLC, a policy and communications consulting firm, and a member of the board of directors and senior fellow at the Bipartisan Policy Center. Ms. Snowe served in the U.S. Senate for the state of Maine from 1995 to 2013 and as a member of the U.S. House of Representatives from 1979 to 1995. While in the U.S. Senate, she served as chair and was the ranking member of the Senate Committee on Small Business and Entrepreneurship and served on the Senate Finance Committee. She also served as chair of the Subcommittee on Seapower for the Senate Armed Services Committee and as chair and ranking member of the Ocean and Fisheries Subcommittee. Ms. Snowe earned a B.S. in political science from the University of Maine and has received honorary degrees from many colleges and universities. Ms. Snowe is a member of the board of directors of Synchrony Financial and serves as chair of the nominating and corporate governance committee and a member of the audit committee, as well as a director on the board of Synchrony Bank and member of the audit committee. She previously served on the board of directors of Aetna Inc., a diversified health care benefits company, where she was a member of the audit committee and the medical affairs committee from 2014 to 2018. Ms. Snowe brings a broad range of valuable leadership and public policy experience to the T. Rowe Price Group Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, tax and regulatory policy, education, retirement and aging, women’s issues, health care, foreign affairs, and national security.

Robert J. Stevens, Director of T. Rowe Price Group. Mr. Stevens has been an independent director of Price Group since 2019 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. He was the chair, president, and chief executive officer of Lockheed Martin Corporation, an American aerospace, defense, arms, security, and advanced technologies company, from 2005 to 2012 and served as executive chair in 2013. He also served as Lockheed Martin’s chief executive officer from August 2004 through 2012. Previously, Mr. Stevens held a variety of increasingly responsible executive positions with Lockheed Martin, including president and chief operating officer, chief financial officer, and head of strategic planning. Mr. Stevens earned a B.A. in psychology from Slippery Rock University of Pennsylvania, an M.S. in industrial engineering and management from the New York University Tandon School of Engineering, and an M.S. in business from Columbia University. Mr. Stevens is an emeritus director of the boards of directors of the Congressional Medal of Honor Foundation, the Marine Corps Scholarship Foundation, and the Atlantic Council and is a member of the Council on Foreign Relations. From 2002 to 2018, he was the lead independent director of Monsanto Corporation, where he also served as the chair of the nominating and corporate governance committee and a member of the audit committee. Mr. Stevens served as a director of United States Steel Corporation from 2015 to 2018, where he was on the corporate governance and public policy committee and the compensation and organization committee. Mr. Stevens brings to the T. Rowe Price Group Board significant executive management experience. He also adds additional perspective to the T. Rowe Price Group Board regarding financial matters, mergers and acquisitions, strategic leadership, and international operational experience based on his tenure as chief executive officer of a publicly traded, multinational corporation.

Richard Verma, Director of T. Rowe Price Group. Mr. Verma has been an independent director of Price Group since 2018 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. He is the general counsel and head of global public policy at Mastercard Incorporated, an American multinational financial services corporation. Mr. Verma previously served as the vice chair and a partner at The Asia Group, from 2017 to 2020. He served as United States Ambassador to India from 2014 to 2017. Mr. Verma was assistant secretary of state for legislative affairs from 2009 to 2011 and was senior national security advisor to the U.S. Senate majority leader from 2004 to 2007. He also was a partner and senior counselor with Steptoe & Johnson LLP, a global law firm, and is a U.S. Air Force veteran, who served as judge advocate during active duty. Mr. Verma earned a B.S. in industrial engineering from Lehigh University, an L.L.M. in international law from Georgetown University Law Center, a J.D. from American University’s Washington College of Law, and a Ph.D. from Georgetown University. Mr. Verma is a Senior Fellow at Harvard University’s Belfer Center, serves as a trustee at Lehigh University, and is on the board of the National Endowment for Democracy. Mr. Verma brings substantial experience and a global perspective to the T. Rowe Price Group Board with respect to public policy, business, foreign and legislative affairs, strategic leadership, and corporate social responsibility.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg has been an independent director of Price Group since 2016 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. She was an executive advisor of Aquiline Holdings LLC, a registered investment advisory firm from 2015 to early 2019, where she previously served as a partner and chief administrative officer from 2007 to 2014. Previously, Ms. Wijnberg served as the senior vice president and chief financial officer of Marsh & McLennan Companies, Inc., and was treasurer and interim chief financial officer of YUM! Brands, Inc. Prior to that she held financial positions with PepsiCo, Inc., and worked in investment banking at Morgan Stanley. In addition, from 2014 through 2015, Ms. Wijnberg was deputy head of mission for the Office of the Quartet, a development project under the auspices of the United Nations. Ms. Wijnberg earned a B.A. in English literature from the University of California, Los Angeles, and an M.B.A. from the University of Southern California’s Marshall School of Business, for which she is a member of the board of leaders. Ms. Wijnberg is a member of the board of directors, chair of the audit committee, and member of the nominating and corporate governance committee of Automatic Data Processing, Inc. She is a member of the board of directors, chair of the audit committee, and a member of the finance committee of Cognizant Technology Solutions Corp. She is a member of the board of directors, the chair of the audit committee, and member of the nominating and corporate governance committee of Hippo Holdings Inc.. From 2003 to 2016, Ms. Wijnberg served on the board of directors of Tyco International, PLC, and from 2007 to 2009, she served on the board of directors of TE Connectivity, Inc. She is also a director of Seeds of Peace and is a trustee of the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg brings to the T. Rowe Price Group Board a global perspective along with substantial financials sector, corporate finance, and management experience, based on her roles at Aquiline Capital Partners, Marsh & McLellan, and YUM! Brands, Inc.

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson has been an independent director of Price Group since 2015 and serves as a member of the Executive Committee, the Executive Compensation and Management Development Committee, and the Nominating and Corporate Governance Committee and is also the lead independent director of the Board. He was executive chair of McCormick & Company, Inc., a global leader in flavor, seasonings and spices, and held many executive management roles, including chair, president, and chief executive officer from 2008 to 2016. Mr. Wilson earned a B.S. in communications from the University of Tennessee. He attended school on a R.O.T.C. scholarship and, following college, served as a U.S. Army captain, with tours in the United States, United Kingdom, and Germany. Mr. Wilson is the non-executive chair and a member of the board of directors of Westrock Company and is the chair of the nominating and corporate governance committee and a member of the finance and executive committees. He also chairs the board of visitors of University of Maryland, Baltimore County, and previously served on the University of Tennessee’s board of trustees and the University of Tennessee’s Business School advisory board. Mr. Wilson brings to the T. Rowe Price Group Board significant executive management experience, having led a publicly traded, multinational company. He also adds additional perspective regarding matters relating to general management, strategic leadership, and financial matters.

The following are directors or executive officers of T. Rowe Price Group and/or the investment advisers to the Price Funds:

Name	Company Name	Position Held With Company
Philippe Ayral	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Emma Beal	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
	T. Rowe Price (Switzerland) GmbH	Authorized Signer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director
Vice President
Assistant Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price UK Limited	Director
Vice President
Authorized Signer
Riki Chao	T. Rowe Price Hong Kong Limited	Chief Compliance Officer
Vice President
	T. Rowe Price Singapore Private Ltd	Chief Compliance Officer
Archibald Ciganer Albeniz	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Graeme de Moor	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Singapore Private Ltd.	Director
Kuniaki Doi	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President

Name	Company Name	Position Held With Company
Céline Dufétel	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price Group, Inc.	Chief Financial Officer
Chief Operating Officer
Vice President
Treasurer
	T. Rowe Price International Ltd	Director
	T. Rowe Price Investment Management, Inc.	Director
Treasurer
	T. Rowe Price Investment Services, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Vice President
	T. Rowe Price Services, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price UK Limited	Vice President
	TRP Colorado Springs, LLC	President
	TRP Office Florida, LLC	President
	TRP Suburban, Inc.	President
	TRP Suburban Second, Inc.	President
	TRPH Corporation	Director
President
Anthony Gallo	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Risk Officer
Vice President
John R. Gilner	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price Advisory Services, Inc.	Vice President
	T. Rowe Price Associates, Inc.	Chief Compliance Officer
Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Vice President
Darren R. Hall	T. Rowe Price Australia Limited	Director
Vice President
	T. Rowe Price Group, Inc.	Vice President
Robert Charles Trant Higginbotham	T. Rowe Price (Luxembourg) Management SÀRL	Chairman of the Board
Chief Executive Officer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Chairman of the Board
Chief Executive Officer
President
Naoyuki Honda	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Company’s Representative
Vice President
Randall Spero Jenneke	T. Rowe Price Australia Limited	Director
Vice President
	T. Rowe Price Group, Inc.	Vice President
Yasuo Miyajima	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Christopher C. Newman	T. Rowe Price (Canada), Inc.	Chairman of the Board
President
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Director
Vice President
Sridhar Nishtala	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Director
Vice President

Name	Company Name	Position Held With Company
David Oestreicher	T. Rowe Price (Canada), Inc.	Vice President
Secretary
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
Secretary
Authorized Signer
	T. Rowe Price Advisory Services, Inc.	Director
Secretary
	T. Rowe Price Associates, Inc.	Director
Vice President
Secretary
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	General Counsel
Vice President
Secretary
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Vice President
Secretary
	T. Rowe Price Investment Management, Inc.	Director
Secretary
	T. Rowe Price Investment Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price Trust Company	Director
Chairman of the Board
Chief Executive Officer
President
Secretary
	T. Rowe Price UK Limited	Vice President
Secretary
Authorized Signer
	TRP Colorado Springs, LLC	Secretary
	TRP Office Florida, LLC	Secretary
	TRP Suburban, Inc.	Secretary
	TRP Suburban Second, Inc.	Secretary
	TRPH Corporation	Director
Vice President
Secretary
Robert W. Sharps	T. Rowe Price Associates, Inc.	Director
Vice President
	T. Rowe Price Group, Inc.	President
	T. Rowe Price Investment Management, Inc.	Director
	T. Rowe Price Trust Company	Vice President
William J. Stromberg	T. Rowe Price Associates, Inc.	Director
Chairman of the Board
President
	T. Rowe Price Group, Inc.	Director
Chairman of the Board
Chief Executive Officer
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Investment Management, Inc.	Director
Justin Thomson	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
	T. Rowe Price International Ltd	Director
Vice President
Christine Po Kwan To	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer
Nick Trueman	T. Rowe Price Australia Limited	Director
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Japan, Inc.	Director
	T. Rowe Price Singapore Private Ltd.	Director
Chief Executive Officer
Hiroshi Watanabe	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Ernest C. Yeung	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer

Certain directors and officers of T. Rowe Price Group and T. Rowe Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

Towle & Co

Towle & Co ("Towle") is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of Towle is 50 S. Steele St. Ste. 1000, Denver, CO 80209. Towle is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Cari Hopfensperger Chief Compliance Officer	ACA Global 103 Bradford Road – Suite 200 Wexford, PA 15090	Employed by ACA Global (formerly Foreside Financial Group) as a Director.
Christopher D. Towle, President, CEO and Portfolio Manager	Towle Fund Management, LLC 50 S. Steele St. Ste. 1000 Denver, CO 80209	Managing Member of Towle Fund Management, LLC, which is the General Partner of a private investment vehicle advised by the Investment Adviser
James M. Shields Head of Private Funds & Portfolio Manager	Towle Fund Management, LLC. 50 S. Steele St. Ste. 1000 Denver, CO 80209	Member of Towle Fund Management, LLC, which is the General Partner of a private investment vehicle advised by the Investment Advisor

WCM Investment Management, LLC

WCM Investment Management, LLC ("WCM") is a Sub-Adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of WCM is 281 Brooks Street, Laguna Beach, California 92651. WCM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, Officer or partner of WCM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee

Wellington Management Company LLP

Wellington Management Company LLP ("Wellington Management") is a Sub-Adviser for the Registrant's Opportunistic Income and Ultra Short Duration Bond Funds. The principal business address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee.

Western Asset Management Company, LLC

Western Asset Management Company, LLC ("Western Asset") is a Sub-Adviser for the Registrant's Core Fixed Income Fund. The principal business address of Western Asset is 385 East Colorado Boulevard, 6th Floor, Pasadena, California 91101.

Western Asset is a direct wholly-owned subsidiary of Franklin Resources, Inc (“Resources”) and is registered as an investment adviser under the Advisers Act.

During the last two fiscal years, the directors and officers of Western Asset have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries, and/or other Resources sponsored investment companies.

Western Asset Management Company Limited

Western Asset Management Company Limited ("Western Asset Limited") is a Sub-Adviser for the Registrant's Core Fixed Income Fund. The principal business address is 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom.

Western Asset Limited is a direct wholly-owned subsidiary of Franklin Resources, Inc (“Resources”) and is registered as an investment adviser under the Advisers Act.

During the last two fiscal years, the directors and officers of Western Asset Limited have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries, and/or other Resources sponsored investment companies.

Item 32. Principal Underwriter.

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for: SEI

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
SEI Insurance Products Trust	September 10, 2013
The Advisors' Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016

City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
SEI Vista Fund, Ltd.	January 20, 2021
Delaware Wilshire Private Markets Fund	March 22, 2021
Catholic Responsible Investments Funds	November 17, 2021
SEI Exchange Traded Funds	May 18, 2022

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Paul F. Klauder	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	Director, President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
John P. Coary	Vice President & Assistant Secretary	—
Lori L. White	Vice President & Assistant Secretary	—
Judith A. Rager	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

(c)  Not applicable.

Item 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section  31(a)  of the Investment Company

Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the off ices of Registrant's Custodians:

U.S. Bank National Association

425 Walnut Street

Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109-3661

(b)/(c)  With respect to Rules  31a-1(a); 31a-1(b)(1),(4); (2)(C)  and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the off ices of Registrant's administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c)  With respect to Rules 31a-1(b)(5),(6),(9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal off ices of the Registrant's Money Managers:

SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Acadian Asset Management LLC

260 Franklin Street

Boston, Massachusetts 02109

AllianceBernstein L.P.

150 4th Avenue North

Nashville, Tennessee, 37219.

Allspring Global Investments, LLC

525 Market Street

12th Floor

San Francisco, California 94105

Ares Capital Management II LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California 90067

ArrowMark Colorado Holdings, LLC

100 Fillmore Street, Suite 325

Denver, Colorado 80206

AS Trigon Asset Management

Parnu Mnt 18

Tallinn, Estonia 10141

Axiom Investors LLC

33 Benedict Place

2nd Floor

Greenwich, Connecticut 06830

Benefit Street Partners L.L.C.

9 West 57th Street, Suite 4920

New York, New York 10019

Brigade Capital Management, LP

399 Park Avenue

16th Floor

New York, New York 10022

Cardinal Capital Management, L.L.C.

Four Greenwich Office Park

Greenwich, Connecticut 06831

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, California 90025

Ceredex Value Advisors LLC

301 East Pine Street

Suite 500

Orlando, Florida 32801

Coho Partners, Ltd.

300 Berwyn Park, 801 Cassatt Road

Suite 100

Berwyn, Pennsylvania 19312

Colchester Global Investors Ltd

Heathcoat House

20 Savile Row

London, United Kingdom W1S 3PR

Copeland Capital Management, LLC

161 Washington Street, Suite 1325

Conshohocken, Pennsylvania 19428

Cullen Capital Management LLC

645 5th Avenue

Suite 1201

New York, New York 10022

Delaware Investments Fund Advisers, a series of Macquarie Asset Management

Business Trust

610 Market Street

Philadelphia, Pennsylvania 19106

EAM Investors, LLC

215 Highway 101

Suite 216

Solana Beach, California 92075

Easterly Investment Partners LLC

138 Conant Street

Beverly, Massachusetts 01915

Fiera Capital Inc. & StonePine Asset Management Inc.

375 Park Avenue

8th Floor

New York, New York 10152

Fondsmaeglerselskabet Maj Invest A/S

18 Gammeltorv, DK 1457

Copenhagen K, Denmark

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403-1906

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, New York 10004

Income Research & Management

100 Federal Street

30th Floor

Boston, Massachusetts 02110

Intech Investment Management LLC CityPlace Tower

250 S. Australian Avenue

Suite 1800

West Palm Beach, Florida 33401

Jackson Creek Investment Advisors LLC

115 Wilcox Street

Suite 220

Castle Rock, Colorado 80104

Jennison Associates LLC

466 Lexington Avenue

New York, New York 10017

JOHCM (USA) Inc.

53 State Street

Suite 1302, 13th Floor

Boston, Massachusetts 02109

J.P. Morgan Investment Management Inc.

383 Madison Avenue

New York, New York 10179

KBI Global Investors (North America) Ltd

3rd Floor

2 Harbourmaster Place

IFSC

Dublin 1, Ireland

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

Leeward Investments, LLC

201 Washington Street

29th Floor

Boston, Massachusetts 02108

Legal & General Investment Management America Inc.

71 S. Wacker Drive

Chicago, Illinois 60606

Los Angeles Capital Management LLC

11150 Santa Monica Blvd.

Suite 200,

Los Angeles, CA 90025

LSV Asset Management

155 N. Wacker Drive

Chicago, Illinois 60606

Mackenzie Investments Corporation

Two International Place

Suite 2320

Boston, Massachusetts 02110

Manulife Investment Management (US) LLC

197 Clarendon Street

Boston, Massachusetts 02116

Mar Vista Investment Partners, LLC

11150 Santa Monica Blvd.

Suite 320

Los Angeles, CA 90025

Marathon Asset Management, L.P.

One Bryant Park

38th Floor

New York, New York 10036

Martingale Asset Management, L.P.

888 Boylston Street

Suite 1400

Boston, Massachusetts 02199

McKinley Capital Management, LLC

3800 Centerpoint Drive

Suite 1100

Anchorage, Alaska 99503

MetLife Investment Management, LLC

One MetLife Way

Whippany, New Jersey 07981

Metropole Gestion SA

12 boulevard de la Madeleine

Paris, France, 75009

Metropolitan West Asset Management, LLC

865 S. Figueroa Street, Suite 1800

Los Angeles, California 90017

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

Ninety One UK Ltd.

55 Gresham Street

London

EC2V 7EL

Poplar Forest Capital LLC

225 S. Lake Avenue

Suite 950

Pasadena, CA 91101

Rhicon Currency Management Pte Ltd

49 Duxton Road,

#02-01, Singapore, 089513

Robeco Institutional Asset Management US Inc.

230 Park Avenue, Suite 3330

New York, NY 10169

RWC Asset Advisors (US) LLC

2640 S. Bayshore Drive

Suite 201

Miami, Florida 33133

Sompo Asset Management Co., Ltd.

Kyoritsu Nihonbashi Bldg., 2-2-16

Nihonbashi, Chuo-ku, Tokyo, Japan 1030027

SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC

31 West 52nd Street

16th Floor

New York, New York 10019

T. Rowe Price Associates, Inc.

100 E. Pratt St.

Baltimore, MD 21202

Towle & Co

50 S. Steele St.

Suite 1000

Denver, CO 80209

WCM Investment Management, LLC

281 Brooks Street

Laguna Beach, California 92651-2974

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

Western Asset Management Company

385 East Colorado Boulevard

6th Floor

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London EC2A 2EN, United Kingdom

Item 34. Management Services:

None.

Item 35. Undertakings:

None.

NOTICE

A copy of the Agreement and Declaration of Trust of SEI Institutional Investments Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, Officers or Shareholders individually, but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 114 to Registration Statement No. 033-58041 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of September, 2022.

SEI INSTITUTIONAL INVESTMENTS TRUST

By:	/S/ Robert A. Nesher
Robert A. Nesher
Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	September 28, 2022
William M. Doran

*	Trustee	September 28, 2022
Nina Lesavoy

*	Trustee	September 28, 2022
James M. Williams

*	Trustee	September 28, 2022
Mitchell A. Johnson

*	Trustee	September 28, 2022
Hubert L. Harris, Jr.

*	Trustee	September 28, 2022
Susan C. Cote

*	Trustee	September 28, 2022
James B. Taylor

*	Trustee	September 28, 2022
Christine Reynolds

*	Trustee	September 28, 2022
Thomas Melendez

/S/ Robert A. Nesher	Trustee, President & Chief Executive Officer	September 28, 2022
Robert A. Nesher

/s/ Ankit Puri	Controller & Chief Financial Officer	September 28, 2022
Ankit Puri

*By:	/S/ Robert A. Nesher
Robert A. Nesher
Attorney-in-Fact

EXHIBIT INDEX
Exhibit Number	Description
EX-99.B(d)(9)	Investment Sub-Advisory Agreement, dated November 13, 2019, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Real Return, Emerging Markets Equity and World Equity Ex-US Funds
EX-99.B(d)(10)	Investment Sub-Advisory Agreement, dated November 1, 2021, between SIMC and Allspring Global Investments, LLC with respect to the Core Fixed Income, World Equity ex-US, Global Managed Volatility, U.S. Managed Volatility and Screened World Equity Ex-US Funds
EX-99.B(d)(11)	Investment Sub-Advisory Agreement, dated December 9, 2021, between SIMC and Ares Capital Management II LLC with respect to the High Yield Bond and Opportunistic Income Funds
EX-99.B(d)(30)	Investment Sub-Advisory Delegation Agreement, dated September 16, 2021, between SIMC, Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust (f/k/a Macquarie Investment Management Business Trust) and Macquarie Funds Management Hong Kong Limited with respect to the World Equity Ex-US Fund
EX-99.B(d)(35)	Amendment, dated January 31, 2022, to the Investment Sub-Advisory Agreement, dated March 28, 2017, as amended June 26, 2018, between SIMC and Fiera Capital Inc. with respect to the World Select Equity Fund
EX-99.B(d)(37)	Investment Sub-Advisory Delegation Agreement, dated January 31, 2021, between SIMC, Fiera Capital Inc. and StonePine Asset Management Inc. with respect to the World Select Equity Fund
EX-99.B(d)(43)	Investment Sub-Advisory Agreement, dated March 31, 2022, between SIMC and Intech Investment Management LLC with respect to the World Select Equity Fund
EX-99.B(d)(50)	Investment Sub-Advisory Agreement, dated October 1, 2021, between SIMC and JOHCM (USA) Inc. with respect to the Emerging Markets Equity and World Equity Ex-US Funds
EX-99.B(d)(53)	Amended Schedule B, as last revised April 1, 2022, to the Sub-Advisory Agreement, dated December 14, 2020, between SIMC and Lazard Asset Management LLC with respect to the World Equity Ex-US Fund and Screened World Equity Ex-US Fund
EX-99.B(d)(54)	Investment Sub-Advisory Agreement, dated March 1, 2022, between SIMC and Leeward Investments, LLC with respect to the Small Cap Fund and Mid-Cap Fund
EX-99.B(d)(79)	Investment Sub-Advisory Agreement, dated December 9, 2021, between SIMC and Metropole Gestion SA with respect to the World Select Equity Fund
EX-99.B(d)(85)	Investment Sub-Advisory Agreement, dated April 1, 2022, between SIMC and Ninety One UK Ltd., with respect to the Emerging Markets Debt Fund
EX-99.B(d)(95)	Investment Sub-Advisory Agreement, dated July 1, 2022, between SIMC and Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC, with respect to the Emerging Markets Debt Fund
EX-99.B(d)(97)	Amended Schedule B, as last revised October 20, 2021, to the Investment Sub-Advisory Agreement, dated April 11, 2018 between SIMC and T. Rowe Associates Inc. with respect to the High Yield Bond Fund
EX-99.B(d)(98)	Investment Sub-Advisory Delegation Agreement, dated December 9, 2021, between SIMC, T. Rowe Price Associates Inc. and T. Rowe Price Investment Management with respect to the High Yield Bond Fund
EX-99.B(i)	Opinion and Consent of Counsel
EX-99.B(j)	Consent of Independent Registered Public Accounting Firm
EX-99.B(p)(1)	The Code of Ethics for SIMC, dated August 23, 2021
EX-99.B(p)(2)	The Code of Ethics for SIDCo., dated August 21, 2020
EX-99.B(p)(3)	The Code of Ethics for SIGFS, dated October 2021
EX-99.B(p)(4)	The Code of Ethics for SEI Institutional Investments Trust, revised as of March 2022
EX-99.B(p)(5)	The Code of Ethics for Acadian Asset Management LLC, dated June 2022
EX-99.B(p)(6)	The Code of Ethics for AllianceBernstein L.P., revised as of January 2022
EX-99.B(p)(7)	The Code of Ethics for Allspring Global Investments LLC, dated November 1, 2021
EX-99.B(p)(8)	The Code of Ethics for Ares Capital Management II LLC (f/k/a Ares Management LLC), dated March 1, 2022
EX-99.B(p)(15)	The Code of Ethics for Causeway Capital Management LLC, dated June 30, 2022
EX-99.B(p)(17)	The Code of Ethics for Coho Partners, Ltd., amended and restated January 2022
EX-99.B(p)(18)	The Code of Ethics for Colchester Global Investors Ltd, revised as of May 2022
EX-99.B(p)(20)	The Code of Ethics for Cullen Capital Management LLC, dated April 1, 2022
EX-99.B(p)(31)	The Code of Ethics for Intech Investment Management LLC, dated April 1, 2022
EX-99.B(p)(32)	The Code of Ethics for Jackson Creek Investment Advisors, LLC, dated May 2020
EX-99.B(p)(33)	The Code of Ethics for Jennison Associates LLC, dated March 31, 2022

EX-99.B(p)(34)	The Code of Ethics for JOHCM (USA) Inc. (f/k/a J O Hambro Capital Management Limited), dated September 2020
EX-99.B(p)(37)	The Code of Ethics for Leeward Investments, LLC, dated November 2021
EX-99.B(p)(38)	The Code of Ethics for Legal & General Investment Management America Inc., revised as of December 2021
EX-99.B(p)(39)	The Code of Ethics for Los Angeles Capital Management LLC, revised as of August 1, 2022
EX-99.B(p)(43)	The Code of Ethics for Mar Vista Investment Partners, dated March 29, 2022
EX-99.B(p)(45)	The Code of Ethics for Martingale Asset Management, L.P., revised as of March 18, 2022
EX-99.B(p)(46)	The Code of Ethics for McKinley Capital Management, LLC, revised as of October 19, 2020
EX-99.B(p)(49)	The Code of Ethics for The TCW Group, Inc., the parent company of Metropolitan West Asset Management LLC, dated June 27, 2022
EX-99.B(p)(50)	The Code of Ethics for Neuberger Berman Investment Advisers LLC, revised as of March 31, 2022
EX-99.B(p)(56)	The Code of Ethics for SSGA Funds Management, Inc., dated March 31, 2022
EX-99.B(p)(57)	The Code of Ethics for Stone Harbor Investment Partners LP, a division of Virtus Fixed Income Advisers, LLC, dated October 1, 2017
EX-99.B(p)(58)	The Code of Ethics for T. Rowe Price Group, Inc., revised as of March 7, 2022
EX-99.B(p)(59)	The Code of Ethics for Towle & Co, dated May 2022
EX-99.B(p)(62)	The Code of Ethics for Western Asset Management Company, LLC and Western Asset Management Company Limited, dated June 30, 2021

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document